     As filed with the Securities and Exchange Commission on August 13, 2003

                                       Securities Act Registration No. 811-08697



                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No. _______          Post-effective Amendment No. ______
                        (Check appropriate box or boxes)


                         AIM SPECIAL OPPORTUNITIES FUNDS
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               11 Greenway Plaza, Suite 100, Houston, Texas 77046
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:    Copy to:

NANCY L. MARTIN, ESQUIRE                  MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                         1735 Market Street
Suite 100                                 51st Floor
Houston, TX 77046                         Philadelphia, PA 19103

         Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

         The title of the securities being registered is AIM Opportunities III Fund Classes A, B and C. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

(INVESCO LOGO)

                            INVESCO ADVANTAGE FUND,
                                 A PORTFOLIO OF
                      INVESCO COUNSELOR SERIES FUNDS, INC.
                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds (including your Fund) and the AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement. If approved, this new agreement will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/ prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                         Sincerely,

                                         -s- Raymond R. Cunningham

                                         Raymond R. Cunningham
                                         President

                            INVESCO ADVANTAGE FUND,
                                 A PORTFOLIO OF
                      INVESCO COUNSELOR SERIES FUNDS, INC.
                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

TO THE SHAREHOLDERS OF INVESCO ADVANTAGE FUND:

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of INVESCO Counselor Series Funds, Inc. ("Company"), will be transferred to AIM Opportunities III Fund ("Buying Fund"), an investment portfolio of AIM Special Opportunities Funds ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

          3. Approve a new investment advisory agreement with A I M Advisors, Inc. for your Fund.

          4. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003


        INVESCO ADVANTAGE FUND,                 AIM OPPORTUNITIES III FUND,

             A PORTFOLIO OF                            A PORTFOLIO OF
  INVESCO COUNSELOR SERIES FUNDS, INC.        AIM SPECIAL OPPORTUNITIES FUNDS
        4350 SOUTH MONACO STREET                11 GREENWAY PLAZA, SUITE 100
         DENVER, COLORADO 80237                  HOUSTON, TEXAS 77046-1173
             (800) 525-8085                            (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO Advantage Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on four Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO Counselor Series Funds, Inc. ("Company"), with AIM Opportunities III Fund ("Buying Fund"), an investment portfolio of AIM Special Opportunities Funds ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is the same as that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated December 31, 2002, as supplemented June 30, 2003, August 1, 2003 and August 14, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated December 31, 2002, as supplemented March 14, 2003, June 12, 2003 and August 14, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated March 3, 2003, as supplemented August 14, 2003 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated March 3, 2003, as supplemented May 2, 2003, June 12, 2003 and August 14, 2003, and the Statement of Additional Information relating to the Reorganization dated August 15, 2003, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining three Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM. Finally, the Board has approved the Plan as being advisable.

     All four Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................    2
  SUMMARY...................................................    3
     The Reorganization.....................................    3
     Comparison of Investment Objectives and Principal
      Strategies............................................    3
     Comparison of Principal Service Providers..............    4
     Comparison of Performance..............................    5
     Comparison of Fees and Expenses........................    5
     Comparison of Multiple Class Structures................    5
     Comparison of Sales Charges............................    5
     Comparison of Distribution, Purchase and Redemption
      Procedures and Exchange Rights........................    6
     The Board's Recommendation on Proposal 1...............    7
  RISK FACTORS..............................................    8
     Risks Associated with Buying Fund......................    8
     Comparison of Risks of Buying Fund and Your Fund.......    9
  INFORMATION ABOUT BUYING FUND.............................    9
     Description of Buying Fund Shares......................    9
     Management's Discussion of Fund Performance............    9
     Financial Highlights...................................    9
  ADDITIONAL INFORMATION ABOUT THE AGREEMENT................   10
     Terms of the Reorganization............................   10
     The Reorganization.....................................   10
     Board Considerations...................................   10
     Other Terms............................................   11
     Federal Income Tax Consequences........................   12
     Accounting Treatment...................................   13
  RIGHTS OF SHAREHOLDERS....................................   13
     General................................................   13
     Liability of Shareholders..............................   13
     Election of Directors/Trustees; Terms..................   14
     Removal of Directors/Trustees..........................   14
     Meetings of Shareholders...............................   14
     Liability of Directors/Trustees and Officers;
      Indemnification.......................................   14
     Dissolution and Termination............................   15
     Voting Rights of Shareholders..........................   15
     Dissenters' Rights.....................................   15
     Amendments to Organization Documents...................   15
  CAPITALIZATION............................................   17
  INTERESTS OF CERTAIN PERSONS..............................   18
  LEGAL MATTERS.............................................   18
  ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND....   18
  INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
     COMMISSION.............................................   18

                                                              PAGE
                                                              ----
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................   19
     Background.............................................   19
     Structure of the Board of Directors....................   19
     Nominees for Directors.................................   19
     The Board's Recommendation on Proposal 2...............   22
     Current Committees of the Board........................   22
     Board and Committee Meeting Attendance.................   24
     Future Committee Structure.............................   24
     Director's Compensation................................   25
     Current Retirement Plan for Directors..................   25
     Current Deferred Compensation Plan.....................   26
     New Retirement Plan for Directors......................   26
     New Deferred Compensation Agreements...................   27
     Officers of Company....................................   28
     Security Ownership of Management.......................   28
     Director Ownership of Your Fund's Shares...............   28
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................   28
     Background.............................................   28
     Your Fund's Current Investment Advisor.................   29
     The Proposed New Investment Advisor for Your Fund......   29
     Positions with AIM Held by Company's Directors or
      Executive Officers....................................   29
     Terms of the Current Advisory Agreement................   29
     Additional Services Provided by INVESCO and its
      Affiliates............................................   31
     Advisory Fees Charged by AIM for Similar Funds it
      Manages...............................................   31
     Terms of the Proposed Advisory Agreement...............   31
     Factors the Directors Considered in Approving the
      Advisory Agreement....................................   34
     The Board's Recommendation on Proposal 3...............   36
PROPOSAL 4 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
  AS A DELAWARE STATUTORY TRUST.............................   36
     Background.............................................   36
     Reasons for the Proposed Redomestication...............   37
     What the Proposed Redomestication Will Involve.........   38
     The Federal Income Tax Consequences of the
      Redomestication.......................................   39
     Appraisal Rights.......................................   39
     The Trust Compared to Company..........................   39
     The Board's Recommendation on Proposal 4...............   40
  INFORMATION ABOUT THE SPECIAL MEETING AND VOTING..........   41
     Proxy Statement/Prospectus.............................   41
     Time and Place of Special Meeting......................   41
     Voting in Person.......................................   41
     Voting by Proxy........................................   41
     Voting by Telephone or the Internet....................   42
     Quorum Requirement and Adjournment.....................   42
     Vote Necessary to Approve Each Proposal................   42

                                                              PAGE
                                                              ----
     Proxy Solicitation.....................................   43
     Other Matters..........................................   43
     Shareholder Proposals..................................   43
     Ownership of Shares....................................   43
  INDEPENDENT PUBLIC ACCOUNTANTS............................   44
     Fees Paid to the Auditor Related to Company............   44
     Fees Paid to the Auditor Not Related to Company........   44

EXHIBIT A     Classes of Shares of Your Fund and Corresponding Classes of
              Shares of Buying Fund
EXHIBIT B     Comparison of Performance of Your Fund and Buying Fund
EXHIBIT C     Comparison Fee Table and Expense Example
EXHIBIT D     Financial Highlights of Buying Fund
EXHIBIT E     Director Compensation Table
EXHIBIT F     Officers of Company
EXHIBIT G     Security Ownership of Management
EXHIBIT H     Director Ownership of Fund Shares
EXHIBIT I     Principal Executive Officer and Directors of A I M Advisors,
              Inc.
EXHIBIT J     Compensation to INVESCO Funds Group, Inc.
EXHIBIT K     Fees Paid to INVESCO Funds Group, Inc. and Affiliates in
              Most Recent Fiscal Year
EXHIBIT L     Advisory Fee Schedules for Other AIM Funds
EXHIBIT M     Proposed Compensation to A I M Advisors, Inc.
EXHIBIT N     Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT O     Ownership of Shares of Your Fund
EXHIBIT P     Ownership of Shares of Buying Fund
APPENDIX I    Agreement and Plan of Reorganization for Your Fund (to
              Effect the Reorganization)
APPENDIX II   Prospectus of Buying Fund
APPENDIX III  Discussion of Performance of Buying Fund
APPENDIX IV   Form of Investment Advisory Agreement with A I M Advisors,
              Inc.
APPENDIX V    Agreement and Plan of Reorganization for Your Fund (to
              Effect the Redomestication)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(k) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 46 portfolios advised by INVESCO and Buying Fund is one of 86 portfolios advised by AIM. Proposals 1 through 4 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposal 3 relates to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/ trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 4, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 4, see "Information About the Special Meeting and
Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --

                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund pursue the same investment objectives and invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objective or goal of your Fund is classified as fundamental, which means that the Board cannot change it without shareholder approval. The investment objective of Buying Fund is not classified as fundamental, which means that the Board of Trustees of Buyer can change it without shareholder approval. Having the ability to change the investment objective without shareholder approval allows the Board of Trustees to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

           INVESCO ADVANTAGE FUND                       AIM OPPORTUNITIES III FUND
                 (YOUR FUND)                                   (BUYING FUND)
           ----------------------                       --------------------------
                                    INVESTMENT OBJECTIVE
- long-term growth of capital                  - long-term growth of capital

                                   INVESTMENT STRATEGIES
- non-diversified, which means your Fund may   - non-diversified, which means Buying Fund
  invest a greater percentage of its assets      may invest a greater percentage of its
  in any one issuer                              assets in any one issuer
- invests at least 65% of its net assets in    - included in Buying Fund's investments are
  securities that, at the time of purchase,      securities of companies involving a special
  INVESCO believes will give your Fund an        opportunity, i.e., an unusual development
  investment advantage, i.e., an unusual         in a company or group of companies. AIM
  development in a company, group of             purchases securities of companies involving
  companies or market segment which INVESCO      a special opportunity that it believes have
  believes has the potential for                 the potential for above-average growth in
  above-average growth in revenues and           revenues and earnings and have favorable
  earnings and has favorable prospects for       prospectus for future growth
  future growth based on company or industry
  fundamentals; however, if market conditions
  dictate that advantageous opportunities lie
  elsewhere, your Fund may at times also hold
  substantial amounts of value securities,
  dividend-paying common stocks, cash
  equivalents, or derivatives related thereto
- may sell securities short and borrow money   - may sell securities short and borrow money
  to purchase securities (leverage)              to purchase securities (leverage)

           INVESCO ADVANTAGE FUND                       AIM OPPORTUNITIES III FUND
                 (YOUR FUND)                                   (BUYING FUND)
           ----------------------                       --------------------------
- not restricted to investing in companies of  - focuses its investments in equity
  any particular market capitalization and       securities, and securities convertible into
  not constrained to any particular              equity securities, of companies with market
  investment style, such as growth or value,     capitalizations, at the time of purchase,
  or analysis in selecting investments, for      within the range of market capitalizations
  example bottom up or top down                  of companies included in the S&P 500 Index,
                                                 although it may invest in securities of
                                                 companies with market capitalizations below
                                                 that range
- may invest up to 25% of its assets in        - may invest up to 25% of its total assets in
  non-U.S. issuers (securities of Canadian       foreign securities
  issuers and American Depositary Receipts
  are not subject to this 25% limitation)
- invests primarily in equity securities, as   - may sell put and covered call options, and
  well as in options, futures and other          purchase put and call options, on
  investments whose values are based upon the    securities, securities indices and foreign
  values of equity securities; uses              currencies and may invest in options for
  derivatives to hedge certain risks in the      hedging purposes
  portfolio and to attempt to enhance
  performance
- invests primarily in exchange-listed         - may invest up to 15% of its net assets in
  marketable securities, although it may         private placement securities or other
  invest up to 15% of its net assets in          securities that are illiquid
  private placement securities or other
  securities that are illiquid
- is actively managed and traded               - may engage in active or frequent trading of
                                                 portfolio securities
- may invest in companies that have similar    - no corresponding strategy
  lines of business (for example, financial
  services, health, or technology) and are
  grouped together in broad categories called
  sectors

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                             SERVICE PROVIDERS
                                       --------------------------------------------------------------
                                           INVESCO ADVANTAGE FUND        AIM OPPORTUNITIES III FUND
SERVICE                                          (YOUR FUND)                    (BUYING FUND)
-------                                    ----------------------        --------------------------
Investment Advisor...................  INVESCO Funds Group, Inc.*       A I M Advisors, Inc.
                                       4350 South Monaco Street         11 Greenway Plaza, Suite 100
                                       Denver, Colorado 80237           Houston, Texas 77046-1173
Distributor..........................  A I M Distributors, Inc.**       A I M Distributors, Inc.
                                       11 Greenway Plaza, Suite 100     11 Greenway Plaza, Suite 100
                                       Houston, Texas 77046-1173        Houston, Texas 77046-1173
Administrator........................  INVESCO Funds Group, Inc.***     A I M Advisors, Inc.
                                       4350 South Monaco Street         11 Greenway Plaza, Suite 100
                                       Denver, Colorado 80237           Houston, Texas 77046-1173
Custodian............................  State Street Bank and Trust      State Street Bank and Trust
                                       Company                          Company
Transfer Agent and Dividend
  Disbursing Agent...................  INVESCO Funds Group, Inc.****    A I M Fund Services, Inc.
Independent Auditors.................  PricewaterhouseCoopers LLP       Ernst & Young LLP

---------------

   * If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

  ** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

 *** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Class A shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of August 31, 2002, and Buying Fund, as of October 31, 2002, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2002 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus.

           CLASS A                        CLASS B                         CLASS C
           -------                        -------                         -------
- subject to an initial sales  - not subject to an initial     - not subject to an initial
  charge*                        sales charge                    sales charge
- may be subject to a CDSC on  - subject to a CDSC on          - subject to a CDSC on
  redemptions made within 18     certain redemptions made        certain redemptions made
  months from the date of        within 6 years from the         within 12 months from the
  certain large purchases**      date of purchase                date of purchase***

---------------

  * Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors/trustees and those of their investment advisor.

 ** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value. Prior to August 18, 2003, the CDSC on redemptions of shares of your Fund is computed based on their original purchase price. This method of computation changes to conform to Buying Fund's method of computation effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R). It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     If Buying Fund purchases a put or call option that expires without value, Buying Fund will have incurred an expense in the amount of the cost of the option. If Buying Fund sells a put option that is exercised, Buying Fund will have to purchase the security at a price greater than its market value. If Buying Fund sells a call option that is exercised, Buying Fund will have to sell the security at a price lower than its market value.

     If Buying Fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of Buying Fund's shares will decrease faster than if Buying Fund had not used leverage. To repay borrowings, Buying Fund may have to sell securities at a time and at a price that is unfavorable to Buying Fund. Interest on borrowings is an expense Buying Fund would not otherwise incur.

     If Buying Fund sells a security short, and the security increases in value, Buying Fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, Buying Fund's exposure is unlimited. The more Buying Fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. Buying Fund will also incur transaction costs to engage in this practice.

     The values of the convertible securities in which Buying Fund may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to Buying Fund.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about foreign companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     Because it is non-diversified, Buying Fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of Buying Fund's shares may vary more widely, and Buying Fund may be subject to greater market and credit risk, than if Buying Fund invested more broadly.

     Buying Fund may participate in the initial public offering (IPO) market in some market cycles. Because of Buying Fund's small asset base, any investment Buying Fund may make in IPOs may significantly affect Buying Fund's total return. As Buying Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on Buying Fund's total return.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Active trading of Buying Fund's portfolio securities may increase short-term gains and losses, which may affect the taxes you have to pay. If Buying Fund engages in active trading in portfolio securities, it may incur increased transaction costs, which can lower the actual return on your investment.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Buying Fund focuses on investing in companies with large capitalization, whereas your Fund may invest in companies of all sizes of capitalization. The prices of securities of smaller capitalization companies may go up and down more than the prices of larger, more established companies. In addition, securities of smaller capitalization companies may not be traded as often as securities of large capitalization companies, and it may be more difficult to sell securities of smaller capitalization companies at a desired price.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

     Buying Fund may participate in the IPO market in some market cycles, while your Fund generally will not purchase IPOs as part of its principal investment strategy and therefore is generally not subject to the risks associated with IPOs.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the Financial Highlights of Buying Fund at Exhibit D, which is more current than and should be read in lieu of the "Financial Highlights" section of the Buying Fund Prospectus that is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on November 3, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 31, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended August 31, 2003 and for the short taxable year beginning on September 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended August 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Trustees of Buyer consider the Reorganization at an in-person meeting of the Board of Trustees held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board of Trustees of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Trustees held on June 10-11, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Company and the Board of Trustees of Buyer may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Company nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews &

Ingersoll, LLP will render a favorable opinion to Company and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Company is a Maryland corporation. Buyer is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Company are substantially similar to those of the trustees of Buyer.

     There are, however, certain differences between the two forms of organization. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Buyer, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the

Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Buyer have elected a majority of the trustees of Buyer. Such trustees serve for the life of Buyer, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Company.

     A trustee of Buyer may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Buyer.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Buyer is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Buyer provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Buyer. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of Buyer are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Buyer, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Buyer or any series or class of shares of beneficial interest in Buyer may be terminated by: (1) a majority shareholder vote of Buyer or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Buyer or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Buyer or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Buyer or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Buyer or one of its investment portfolios; (v) merger or consolidation of Buyer or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The

Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Buyer may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Buyer, without approval of the majority of the shares of Buyer. The trustees shall have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                  PRO FORMA
                                                YOUR FUND       BUYING FUND      BUYING FUND
                                              CLASS A SHARES   CLASS A SHARES   CLASS A SHARES
                                              --------------   --------------   --------------
Net Assets..................................    $4,245,612      $76,055,947      $80,301,559
Shares Outstanding..........................       907,824       11,287,869       11,918,228
Net Asset Value Per Share...................    $     4.68      $      6.74      $      6.74

                                                                                  PRO FORMA
                                                YOUR FUND       BUYING FUND      BUYING FUND
                                              CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                                              --------------   --------------   --------------
Net Assets..................................    $5,429,314      $66,703,676      $72,132,990
Shares Outstanding..........................     1,172,812       10,113,557       10,936,302
Net Asset Value Per Share...................    $     4.63      $      6.60      $      6.60

                                                                                  PRO FORMA
                                                YOUR FUND       BUYING FUND      BUYING FUND
                                              CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                                              --------------   --------------   --------------
Net Assets..................................    $2,951,915      $25,071,195      $28,023,110
Shares Outstanding..........................       640,458        3,802,116        4,250,145
Net Asset Value Per Share...................    $     4.61      $      6.59      $      6.59

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $12.6 million in additional assets under management (based on your Fund's net assets as of March 31, 2003), upon which AIM will receive advisory fees. Exhibit C sets forth AIM's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund;
(v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the purchase, redemption and repurchase of shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-9913. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-8697. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer

(including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --

                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 11 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Three of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                              DIRECTOR        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH         SINCE            DURING PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------        --------        -----------------------          --------------------------
Bob R. Baker -- 1936........    1983     Consultant (2000-present);         None
                                         formerly, President and Chief
                                         Executive Officer (1988-2000) of
                                         AMC Cancer Research Center,
                                         Denver, Colorado; until
                                         mid-December 1988, Vice Chairman
                                         of the Board of First Columbia
                                         Financial Corporation, Englewood,
                                         Colorado; formerly, Chairman of
                                         the Board and Chief Executive
                                         Officer of First Columbia
                                         Financial Corporation.
James T. Bunch -- 1942......    2000     Co-President and Founder of        None
                                         Green, Manning & Bunch Ltd.,
                                         Denver, Colorado (1988-present)
                                         (investment banking firm);
                                         Director and Vice President of
                                         Western Golf Association and
                                         Evans Scholars Foundation;
                                         Executive Committee, United
                                         States Golf Association;
                                         formerly, General Counsel and
                                         Director of Boettcher & Co.,
                                         Denver, Colorado; and formerly,
                                         Chairman and Managing Partner,
                                         law firm of Davis, Graham &
                                         Stubbs, Denver, Colorado.
Gerald J. Lewis -- 1933.....    2000     Chairman of Lawsuit Resolution     General Chemical Group, Inc.,
                                         Services, San Diego, California    Hampdon, New Hampshire (1996-
                                         (1987-present); formerly,          present), Wheelabrator
                                         Associate Justice of the           Technologies, Inc. (waste
                                         California Court of Appeals; and   management company), Fisher
                                         Of Counsel, law firm of Latham &   Scientific, Inc. (laboratory
                                         Watkins, San Diego, California     supplies), Henley Manufacturing,
                                         (1987-1997).                       Inc., and California Coastal
                                                                            Properties, Inc.
Larry Soll, Ph.D. -- 1942...    1997     Retired; formerly, Chairman of     Synergen Inc. (since
                                         the Board (1987-1994), Chief       incorporation in 1982) and Isis
                                         Executive Officer (1982-1989 and   Pharmaceuticals, Inc.
                                         1993-1994) and President
                                         (1982-1989) of Synergen Inc.
                                         (biotechnology company); and
                                         formerly, trustee of INVESCO
                                         Global Health Sciences Fund.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                                 DIRECTOR       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE           DURING PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------           --------       -----------------------          --------------------------
Mark H. Williamson(1) --
  1951.........................    1998     Director, President and Chief     Director/trustee of each of the
                                            Executive Officer, A I M          17 AIM Funds
                                            Management Group Inc.; Director,
                                            Chairman and President, A I M
                                            Advisors, Inc. (registered
                                            investment advisor); Director,
                                            A I M Distributors, Inc.
                                            (registered broker dealer); and
                                            Chief Executive Officer of the
                                            AIM Division of AMVESCAP PLC
                                            (2003-present); formerly, Chief
                                            Executive Officer, Managed
                                            Products Division, AMVESCAP PLC
                                            (2001-2002); Chairman of the
                                            Board (1998-2002), President
                                            (1998-2002) and Chief Executive
                                            Officer (1998-2002) of INVESCO
                                            Funds Group, Inc. (registered
                                            investment advisor) and INVESCO
                                            Distributors, Inc. (registered
                                            broker dealer); Chief Operating
                                            Officer and Chairman of the
                                            Board of INVESCO Global Health
                                            Sciences Fund; Chairman and
                                            Chief Executive Officer of
                                            NationsBanc Advisors, Inc.; and
                                            Chairman of NationsBanc
                                            Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------              --------------------------
Frank S. Bayley -- 1939........  Of Counsel, law firm of Baker &       Badgley Funds, Inc. (registered
                                 McKenzie                              investment company)
Bruce L. Crockett -- 1944......  Chairman, Crockett Technology         ACE Limited (insurance company);
                                 Associates (technology consulting     Captaris, Inc. (unified messaging
                                 company) and Captaris, Inc. (unified  provider)
                                 messaging provider)
Albert R. Dowden -- 1941.......  Director of a number of public and    Cortland Trust, Inc. (Chairman)
                                 private business corporations,        (registered investment company);
                                 including the Boss Group, Ltd.        Annuity and Life Re (Holdings), Ltd.
                                 (private investment and management)   (insurance company)
                                 and Magellan Insurance Company;
                                 formerly, President, Chief Executive
                                 Officer and Director, Volvo Group
                                 North America, Inc.; Senior Vice
                                 President, AB Volvo and director of
                                 various affiliated Volvo Group
                                 companies
Edward K. Dunn, Jr. -- 1935....  Formerly, Chairman, Mercantile        None
                                 Mortgage Corp.; President and Chief
                                 Operating Officer, Mercantile-Safe
                                 Deposit & Trust Co.; and President,
                                 Mercantile Bankshares Corp.

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------              --------------------------
Jack M. Fields -- 1952.........  Chief Executive Officer, Twenty       Administaff
                                 First Century Group, Inc.
                                 (government affairs company) and
                                 Texana Timber LP
Carl Frischling -- 1937........  Partner, law firm of Kramer Levin     Cortland Trust, Inc. (registered
                                 Naftalis & Frankel LLP                investment company)
Prema Mathai-Davis -- 1950.....  Formerly, Chief Executive Officer,    None
                                 YWCA of the USA
Lewis F. Pennock -- 1942.......  Partner, law firm of Pennock &        None
                                 Cooper
Ruth H. Quigley -- 1935........  Retired                               None
Louis S. Sklar -- 1939.........  Executive Vice President,             None
                                 Development and Operations, Hines
                                 Interests Limited Partnership (real
                                 estate development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS               OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------             --------------------------
Robert H. Graham(1) -- 1946....  Director and Chairman, A I M          None
                                 Management Group Inc. (financial
                                 services holding company); and
                                 Director and Vice Chairman,
                                 AMVESCAP PLC (parent of AIM and a
                                 global investment management firm)
                                 and Chairman, AMVESCAP PLC -- AIM
                                 Division; formerly, President and
                                 Chief Executive Officer, A I M
                                 Management Group Inc.; Director,
                                 Chairman and President, A I M
                                 Advisors, Inc. (registered
                                 investment advisor); Director and
                                 Chairman, A I M Capital Management,
                                 Inc. (registered investment
                                 advisor), A I M Distributors, Inc.
                                 (registered broker dealer), A I M
                                 Fund Services, Inc. (registered
                                 transfer agent), and Fund
                                 Management Company (registered
                                 broker dealer); and Chief Executive
                                 Officer, AMVESCAP PLC -- Managed
                                 Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended August 31, 2002, the Board met eight times, the audit committee met four times, the executive committee met one time, the investments and management liaison committee met four times, the brokerage committee met four times, the derivatives committee met four times, the nominating committee met two times, the legal committee met three times, the compensation committee met four times, and the valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit E.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her

Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit F.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit G.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit H.

                                 PROPOSAL 3 --

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on August 23, 2000. Your Fund's initial shareholder initially approved the agreement, and your Fund's public shareholders have not subsequently voted on the agreement. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit I.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund and each other series portfolio of Company, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund and each other series portfolio of Company or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the independent directors;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution;

     - fees under the administrative services agreement; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit J.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit K.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit L.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit M.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company.

As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     The current advisory agreement does not explicitly state the limitation of liability for INVESCO for acts or omissions in the course of, or connected with, rendering advisory services under the current advisory agreement. The limitation of liability provisions of the 1940 Act apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposal 3 is approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --

                              APPROVAL OF THE PLAN
             TO REDOMESTICATE COMPANY AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of AIM Counselor Series Trust, a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board of Directors of INVESCO Manager Series Funds, Inc. ("IMSFI"), an open-end management investment company organized as a Maryland corporation, currently is soliciting the proxies of the shareholders of IMSFI's single existing series portfolio to vote on the conversion of this existing series portfolio to a corresponding new series portfolio of the Trust (the "IMSFI Fund"). Currently, the sole shareholder of the IMSFI Fund is IMSFI and the sole shareholder of the New Funds (as defined below) is Company.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix V.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.

     - Together with IMSFI, as the sole shareholder of the IMSFI Fund, elect the directors of Company and IMSFI as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 4, Company currently contemplates that the Redomestication will be consummated on November 4, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, IMSFI will be the sole shareholder of the IMSFI Fund and Company will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit N. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person.

Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/ Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposals 1 and 3.  Approval of Proposals 1 and 3 requires the lesser of
(a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1 and 3 because approval of Proposals 1 and 3 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 4. Approval of Proposal 4 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $3,500. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit O.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit P.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending August 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of three separate series portfolios) aggregate fees for professional services rendered for the 2003 fiscal year as follows:

Audit Fees..................................................  $ 93,500
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees*.............................................  $ 15,350
                                                              --------
Total Fees..................................................  $108,850
                                                              ========

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the 2003 fiscal year to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees**............................................  $134,083
                                                              --------
Total Fees..................................................  $134,083
                                                              ========

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

                                                              CORRESPONDING CLASSES OF
CLASSES OF SHARES OF YOUR FUND                                 SHARES OF BUYING FUND
------------------------------                                ------------------------
Class A shares..............................................       Class A shares
Class B shares..............................................       Class B shares
Class C shares..............................................       Class C shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO ADVANTAGE FUND (YOUR FUND)

     Performance information in the bar chart below is that of the Fund's Class A shares which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Class A shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The returns in the bar chart do not reflect a 12b-1 fee in excess of 0.35%, the sales charge for Class A shares; if it did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total return of Class A shares for various periods ended December 31, 2001, compared to the Russell 3000 Index.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

     The information in the chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                           ADVANTAGE FUND -- CLASS A
                      ACTUAL ANNUAL TOTAL RETURN(1)(2)(3)

'01.........................................................  (25.99)%


Best Calendar Qtr. 12/01 0.53%
Worst Calendar Qtr. 9/01 (12.15%)

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                     AS OF 12/31/01
                                                              ----------------------------
                                                               1 YEAR     SINCE INCEPTION
                                                              ---------   ----------------
Advantage Fund(1)(2)
  Return Before Taxes.......................................  (30.06)%        (18.69)%(3)
  Return After Taxes on Distributions.......................  (30.06)%        (19.78)%(3)
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................  (18.31)%        (15.27)%(3)
Russell 3000 Index(4)
  (reflects no deduction for fees, expenses, or taxes)......  (11.46)%        (16.88)%(3)

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.

(2) Returns before taxes, including front-end sales charge, for Class A shares of Advantage Fund's year-to-date as of the calendar quarter ended September 30, 2002 was (38.66%).

(3) The Fund commenced investment operations on August 25, 2000. Index comparison for the Russell 3000 Index begins on August 25, 2000.

(4) The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please keep in mind that the index does not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the Fund and are reflected in its annual returns. Index returns do not include sales charges or CDSCs that may be paid by the shareholder.

AIM OPPORTUNITIES III FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................   30.86%
2001...................................................................  -26.61%
2002...................................................................  -25.97%

     During the period shown in the bar chart, the highest quarterly return was 28.00% (quarter ended March 31, 2000) and the lowest quarterly return was -17.12% (quarter ended September 30, 2001).

  PERFORMANCE TABLE

     The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

  Average Annual Total Returns (for the periods ended December 31, 2002)

                                                                         SINCE       INCEPTION
                                                             1 YEAR    INCEPTION       DATE
                                                            --------   ---------     ---------
Class A                                                                              12/30/99
  Return Before Taxes.....................................  (30.02)%   (12.40)%
  Return After Taxes on Distributions.....................  (30.02)%   (12.67)%
  Return After Taxes on Distributions and Sale of Fund
     Shares...............................................  (18.43)%    (9.64)%
Standard & Poor's 500 Index(1) (reflects no deduction for
  fees, expenses, or taxes)...............................  (22.09)%   (14.54)%(2)   12/31/99(2)

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                                   EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B and Class C shares of INVESCO Advantage Fund ("Selling Fund") and of Class A, Class B and Class C shares of AIM Opportunities III Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                                                                             BUYING FUND
                                            SELLING FUND                     BUYING FUND                 PRO FORMA COMBINED
                                           (AS OF 8/31/02)                (AS OF 10/31/02)                (AS OF 10/31/02)
                                    -----------------------------   -----------------------------   -----------------------------
                                    CLASS A     CLASS B   CLASS C   CLASS A     CLASS B   CLASS C   CLASS A     CLASS B   CLASS C
                                    SHARES      SHARES    SHARES    SHARES      SHARES    SHARES    SHARES      SHARES    SHARES
                                    -------     -------   -------   -------     -------   -------   -------     -------   -------
SHAREHOLDER FEES
(fees paid directly from your
 investment)
Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
   price).........................   5.50%       None      None      5.50%       None      None      5.50%       None      None
Maximum Deferred Sales Charge
 (Load)(1)........................   None(2)(3)  5.00%     1.00%     None(2)(4)  5.00%     1.00%     None(2)(4)  5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES(5)
(expenses that are deducted from
 fund assets)
Management Fees(6)................   0.92%       0.92%     0.92%     0.50%       0.50%     0.50%     0.50%       0.50%     0.50%
Distribution and/or Service
 (12b-1)
 Fees(7)..........................   0.35%       1.00%     1.00%     0.35%       1.00%     1.00%     0.35%       1.00%     1.00%
Other Expenses....................   1.07%       0.80%     0.94%     0.36%       0.36%     0.36%     0.35%       0.35%     0.35%
Dividend Expenses Attributable to
 Securities Sold Short............   0.16%       0.16%     0.16%     0.10%       0.10%     0.10%     0.10%       0.10%     0.10%
Interest..........................   None        None      None      0.05%       0.05%     0.05%     0.05%       0.05%     0.05%
Total Other Expenses..............   1.23%       0.96%     1.10%     0.51%       0.51%     0.51%     0.50%       0.50%     0.50%
Total Annual Fund Operating
 Expenses.........................   2.50%       2.88%     3.02%     1.36%       2.01%     2.01%     1.35%       2.00%     2.00%

---------------

(1) For Selling Fund, calculated as a percentage of original purchase price. For Buying Fund and Buying Fund Pro Forma Combined, calculated as a percentage of original purchase price or redemption proceeds, whichever is less.

(2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(3) For qualified plans investing in Selling Fund Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from initial deposit in the plan's INVESCO account.

(4) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the redemption of retirement plan's initial purchase.

(5) There is no guarantee that actual expenses will be the same as those shown in the table.

(6) Selling Fund and Buying Fund's base management fee is 1.50%. This fee is subject to a maximum 1.00% performance adjustment upward or downward. As a result, the Funds could pay management fees that range from 0.50% to 2.50% of average daily net assets based on their performance.

(7) Because each class pays a 12b-1 distribution and service fee which is based upon such class' assets, if you own shares for a long period of time you may pay more than the economic equivalent of the maximum sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
SELLING FUND
Class A shares(1)
     Assuming complete redemption at end of
       period.......................................  $789   $1,286   $1,807   $3,230
     Assuming no redemption.........................  $789   $1,286   $1,807   $3,230
Class B shares
  Assuming complete redemption at end of
     period(2)(3)...................................  $791   $1,192   $1,718   $3,115
  Assuming no redemption(3).........................  $291   $  892   $1,518   $3,115
Class C shares
  Assuming complete redemption at end of
     period(2)......................................  $405   $  933   $1,587   $3,337
  Assuming no redemption............................  $305   $  933   $1,587   $3,337
BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.....  $681   $  957   $1,254   $2,095
  Assuming no redemption............................  $681   $  957   $1,254   $2,095
Class B shares
  Assuming complete redemption at end of
     period(2)(3)...................................  $704   $  930   $1,283   $2,170
  Assuming no redemption(3).........................  $204   $  630   $1,083   $2,170
Class C shares
  Assuming complete redemption at end of
     period(2)......................................  $304   $  630   $1,083   $2,338
  Assuming no redemption............................  $204   $  630   $1,083   $2,338

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.....  $680   $  954   $1,249   $2,085
  Assuming no redemption............................  $680   $  954   $1,249   $2,085
Class B shares
  Assuming complete redemption at end of
     period(2)(3)...................................  $703   $  927   $1,278   $2,160
  Assuming no redemption(3).........................  $203   $  627   $1,078   $2,160
Class C shares
  Assuming complete redemption at end of
     period(2)......................................  $303   $  627   $1,078   $2,327
  Assuming no redemption............................  $203   $  627   $1,078   $2,327

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                      FINANCIAL HIGHLIGHTS OF BUYING FUND


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                          ------------------------------------------------------------------------------
                                                                                                          DECEMBER 30,
                                                                                                              1999
                                          SIX MONTHS                                    THREE MONTHS    (DATE OPERATIONS
                                            ENDED          YEAR ENDED OCTOBER 31,          ENDED         COMMENCED) TO
                                          APRIL 30,      --------------------------     OCTOBER 31,         JULY 31,
                                             2003         2002               2001           2000              2000
                                          ----------     -------           --------     ------------    ----------------
Net asset value, beginning of period....   $  7.06       $  8.83           $  13.60       $  13.12          $  10.00
Income from investment operations:
  Net investment income (loss)..........     (0.03)        (0.02)(a)(b)       (0.03)(a)       0.00(a)          (0.01)
  Net gains (losses) on securities (both
     realized and unrealized)...........      0.18         (1.75)             (4.37)          0.48              3.13
                                           -------       -------           --------       --------          --------
     Total from investment operations...      0.15         (1.77)             (4.40)          0.48              3.12
Less distributions from net realized
  gains.................................        --            --              (0.37)            --                --
                                           -------       -------           --------       --------          --------
Net asset value, end of period..........   $  7.21       $  7.06           $   8.83       $  13.60          $  13.12
                                           =======       =======           ========       ========          ========
Total return(c).........................      2.12%       (20.05)%           (33.10)%         3.66%            31.20%
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)..............................   $79,727       $89,218           $171,324       $373,614          $138,205
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):
  With fee waivers......................      2.15%(d)      1.26%              2.16%          2.07%(e)          2.41%(e)
  Without fee waivers...................      2.15%(d)      1.36%              2.26%          2.10%(e)          2.49%(e)
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):
  With fee waivers......................      1.89%(d)      1.11%              2.12%          2.03%(e)          2.34%(e)
  Without fee waivers...................      1.89%(d)      1.21%              2.22%          2.06%(e)          2.42%(e)
Ratio of net investment income (loss) to
  average net assets....................     (0.72)%(d)    (0.19)%(b)         (0.30)%         0.04%(e)         (0.20)%(e)
Ratio of interest expense and dividends
  on short sales expense to average net
  assets................................      0.26%(d)      0.15%              0.04%          0.04%(e)          0.07%(e)
Portfolio turnover rate(f)..............       123%          195%               269%            38%              125%

---------------

(a)  Calculated using average shares outstanding.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $(0.01) and the ratio of net investment income to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are annualized and based on average daily net assets of $82,370,452.

(e)  Annualized.

(f)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                          -------------------------------------------------------------------------------------
                                                                                                                    MARCH 31,
                                                                                                                      2000
                                          SIX MONTHS                                           THREE MONTHS        (DATE SALES
                                            ENDED             YEAR ENDED OCTOBER 31,              ENDED           COMMENCED) TO
                                          APRIL 30,         ---------------------------        OCTOBER 31,          JULY 31,
                                             2003            2002                2001              2000               2000
                                          ----------        -------            --------        ------------       -------------
Net asset value, beginning of period....   $  6.93          $  8.74            $  13.55          $  13.10           $  12.81
Income from investment operations:
  Net investment income (loss)..........     (0.05)           (0.08)(a)(b)        (0.12)(a)         (0.02)(a)          (0.02)
  Net gains (losses) on securities (both
     realized and unrealized)...........      0.18            (1.73)              (4.32)             0.47               0.31
                                           -------          -------            --------          --------           --------
     Total from investment operations...      0.13            (1.81)              (4.44)             0.45               0.29
Less distributions from net realized
  gains.................................        --               --               (0.37)               --                 --
                                           -------          -------            --------          --------           --------
Net asset value, end of period..........   $  7.06          $  6.93            $   8.74          $  13.55           $  13.10
                                           =======          =======            ========          ========           ========
Total return(c).........................      1.88%          (20.71)%            (33.53)%            3.44%              2.26%
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)..............................   $70,308          $77,920            $143,331          $282,120           $102,795
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):....      2.80%(d)         2.01%               2.92%             2.77%(e)           3.10%(e)(f)
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):....      2.54%(d)         1.86%               2.88%             2.73%(e)           3.03%(e)(f)
Ratio of net investment income (loss) to
  average net assets....................     (1.37)%(d)       (0.94)%(b)          (1.06)%           (0.66)%(e)         (0.89)%(e)
Ratio of interest expense and dividends
  on short sales expense to average net
  assets................................      0.26%(d)         0.15%               0.04%             0.04%(e)           0.07%(e)
Portfolio turnover rate(g)..............       123%             195%                269%               38%               125%

---------------

(a)  Calculated using average shares outstanding.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are annualized and based on average daily net assets of $72,327,465.

(e)  Annualized.

(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.

(g)  Not annualized for periods less than one year.

                                                                                CLASS C
                                          ------------------------------------------------------------------------------------
                                                                                                                   MARCH 31,
                                                                                                                     2000
                                          SIX MONTHS                                          THREE MONTHS        (DATE SALES
                                            ENDED             YEAR ENDED OCTOBER 31,             ENDED           COMMENCED) TO
                                          APRIL 30,         --------------------------        OCTOBER 31,          JULY 31,
                                             2003            2002               2001              2000               2000
                                          ----------        -------            -------        ------------       -------------
Net asset value, beginning of period....   $  6.93          $  8.73            $ 13.55          $  13.09            $ 12.81
Income from investment operations:
  Net investment income (loss)..........     (0.05)           (0.08)(a)(b)       (0.12)(a)         (0.02)(a)          (0.02)
  Net gains (losses) on securities (both
     realized and unrealized)...........      0.18            (1.72)             (4.33)             0.48               0.30
                                           -------          -------            -------          --------            -------
     Total from investment operations...      0.13            (1.80)             (4.45)             0.46               0.28
Less distributions from net realized
  gains.................................        --               --              (0.37)               --                 --
                                           -------          -------            -------          --------            -------
Net asset value, end of period..........   $  7.06          $  6.93            $  8.73          $  13.55            $ 13.09
                                           =======          =======            =======          ========            =======
Total return(c).........................      1.88%          (20.62)%           (33.60)%            3.51%              2.19%
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)..............................   $25,501          $30,430            $59,675          $111,084            $34,972
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):....      2.80%(d)         2.01%              2.92%             2.77%(e)           3.10%(e)(f)
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):....      2.54%(d)         1.86%              2.88%             2.73%(e)           3.03%(e)(f)
Ratio of net investment income (loss) to
  average net assets....................     (1.37)%(d)       (0.94)%(b)         (1.06)%           (0.66)%(e)         (0.89)%(e)
Ratio of interest expense and dividends
  on short sales expense to average net
  assets................................      0.26%(d)         0.15%              0.04%             0.04%(e)           0.07%(e)
Portfolio turnover rate(g)..............       123%             195%               269%               38%               125%

---------------

(a)  Calculated using average shares outstanding.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are annualized and based on average daily net assets of $27,790,562.

(e)  Annualized.

(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.

(g)  Not annualized for periods less than one year.

                                   EXHIBIT E

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                                                                                TOTAL
                                                                                             COMPENSATION
                                     AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM ALL
                                   COMPENSATION           ACCRUED          BENEFITS UPON       INVESCO
NAME OF DIRECTOR                  FROM COMPANY(1)      BY COMPANY(2)       RETIREMENT(3)       FUNDS(4)
----------------                  ---------------   -------------------   ----------------   ------------
Bob R. Baker....................      $4,608               $365               $34,000          $138,000
James T. Bunch..................       3,884                  0                     0           124,625
Gerald J. Lewis.................       3,861                  0                     0           116,500
Larry Soll, Ph.D. ..............       3,958                  0                     0           126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended August 31, 2002.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended August 31, 2002.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT F

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND                     OFFICER            PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH COMPANY                SINCE               DURING PAST 5 YEARS
-----------------------------               -------            -----------------------
Mark H. Williamson -- 1951................   1998     Director, President and Chief Executive
  Chairman of the Board                               Officer, A I M Management Group Inc.;
                                                      Director, Chairman and President, A I M
                                                      Advisors, Inc. (registered investment
                                                      advisor); Director, A I M Distributors,
                                                      Inc. (registered broker dealer); and
                                                      Chief Executive Officer of the AIM
                                                      Division of AMVESCAP PLC (2003-present);
                                                      formerly, Chief Executive Officer,
                                                      Managed Products Division, AMVESCAP PLC
                                                      (2001-2002); Chairman of the Board
                                                      (1998-2002), President (1998-2002) and
                                                      Chief Executive Officer (1998-2002) of
                                                      INVESCO Funds Group, Inc. (registered
                                                      investment advisor) and INVESCO
                                                      Distributors, Inc. (registered broker
                                                      dealer); Chief Operating Officer and
                                                      Chairman of the Board of INVESCO Global
                                                      Health Sciences Fund; Chairman and Chief
                                                      Executive Officer of NationsBanc
                                                      Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
Raymond R. Cunningham -- 1951.............   2001     President (2001-present) and Chief
  President and Chief Executive Officer               Executive Officer (2003-present) of
                                                      INVESCO Funds Group, Inc.; Chairman of
                                                      the Board (2003-present) and President
                                                      (2003-present) of INVESCO Distributors,
                                                      Inc.; formerly, Chief Operating Officer
                                                      (2001-2003) and Senior Vice President
                                                      (1999-2002) of INVESCO Funds Group, Inc.
                                                      and INVESCO Distributors, Inc.; and
                                                      Senior Vice President of GT
                                                      Global -- North America (1992-1998).
Glen A. Payne -- 1947.....................   1989     Senior Vice President, General Counsel
  Secretary                                           and Secretary of INVESCO Funds Group,
                                                      Inc.; Senior Vice President, Secretary
                                                      and General Counsel of INVESCO
                                                      Distributors, Inc.; formerly, Secretary
                                                      of INVESCO Global Health Sciences Fund;
                                                      General Counsel of INVESCO Trust Company
                                                      (1989-1998); and employee of the
                                                      Securities and Exchange Commission,
                                                      Washington, DC (1973-1989).

NAME, YEAR OF BIRTH AND                     OFFICER            PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH COMPANY                SINCE               DURING PAST 5 YEARS
-----------------------------               -------            -----------------------
Ronald L. Grooms -- 1946..................   1988     Senior Vice President and Treasurer of
  Chief Accounting Officer, Chief                     INVESCO Funds Group, Inc.; and Senior
  Financial Officer and Treasurer                     Vice President and Treasurer of INVESCO
                                                      Distributors, Inc.; formerly, Treasurer
                                                      and Principal Financial and Accounting
                                                      Officer of INVESCO Global Health Sciences
                                                      Fund; and Senior Vice President and
                                                      Treasurer of INVESCO Trust Company
                                                      (1988-1998).
William J. Galvin, Jr. -- 1956............   1992     Senior Vice President and Assistant
  Assistant Secretary                                 Secretary INVESCO Funds Group, Inc.; and
                                                      Senior Vice President and Assistant
                                                      Secretary of INVESCO Distributors, Inc.;
                                                      formerly, Trust Officer of INVESCO Trust
                                                      Company (1995-1998).
Pamela J. Piro -- 1960....................   1999     Vice President and Assistant Treasurer of
  Assistant Treasurer                                 INVESCO Funds Group, Inc.; and Assistant
                                                      Treasurer of INVESCO Distributors, Inc.;
                                                      formerly, Assistant Vice President (1996-
                                                      1997).
Tane T. Tyler -- 1965.....................   2002     Vice President and Assistant General
  Assistant Secretary                                 Counsel of INVESCO Funds Group, Inc.

                                   EXHIBIT G

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each series portfolio of Company by the directors, nominees, and current executive officers of Company:

                                                                           NUMBER OF SHARES
                                                                        OWNED BENEFICIALLY AND
                                                    SERIES AND CLASS     PERCENTAGE OF CLASS*
                                                    ----------------   ------------------------
Bob R. Baker......................................
Sueann Ambron.....................................
Victor L. Andrews.................................
Lawrence H. Budner................................
James T. Bunch....................................
Raymond R. Cunningham.............................
Richard W. Healey.................................
Gerald J. Lewis...................................
John W. McIntyre..................................
Larry Soll, Ph.D. ................................
Mark H. Williamson................................
Frank S. Bayley...................................
Bruce L. Crockett.................................
Albert R. Dowden..................................
Edward K. Dunn, Jr. ..............................
Jack M. Fields....................................
Carl Frischling...................................
Robert H. Graham..................................
Prema Mathai-Davis................................
Lewis F. Pennock..................................
Ruth H. Quigley...................................
Louis S. Sklar....................................
Glen A. Payne.....................................
Ronald L. Grooms..................................
William J. Galvin, Jr. ...........................
Pamela J. Piro....................................
Tane T. Tyler.....................................

---------------

* To the best knowledge of Company, the ownership of shares of each series portfolio of Company by current directors, nominees, and current executive officers of Company as a group constituted less than 1% of each class of each series portfolio of Company as of July 25, 2003.

                                   EXHIBIT H

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY     DIRECTOR IN THE INVESCO
NAME OF DIRECTOR                              SECURITIES IN YOUR FUND         FUNDS COMPLEX
----------------                              -----------------------   -------------------------
INDEPENDENT DIRECTORS
Bob R. Baker................................           $1-$10,000            $10,001-$50,000
James T. Bunch..............................           $1-$10,000           $50,001-$100,000
Gerald J. Lewis.............................           $1-$10,000           $50,001-$100,000
Larry Soll, Ph.D............................      $10,001-$50,000              Over $100,000
INTERESTED DIRECTOR
Mark H. Williamson..........................                 None              Over $100,000
INDEPENDENT NOMINEES
Frank S. Bayley.............................                 None                       None
Bruce L. Crockett...........................                 None                       None
Albert R. Dowden............................                 None                       None
Edward K. Dunn..............................                 None                       None
Jack M. Fields..............................                 None                       None
Carl Frischling.............................                 None                       None
Prema Mathai-Davis..........................                 None                       None
Lewis F. Pennock............................                 None                       None
Ruth H. Quigley.............................                 None                       None
Louis S. Sklar..............................                 None                       None
NOMINEE WHO WILL BE INTERESTED
Robert H. Graham............................                 None                       None

                                   EXHIBIT I

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                                    POSITION WITH AIM                PRINCIPAL OCCUPATION
----                                    -----------------                --------------------
Mark H. Williamson.............  Director, Chairman and President  Director, President and Chief
                                                                   Executive Officer, A I M
                                                                   Management Group Inc.; Director,
                                                                   Chairman and President, A I M
                                                                   Advisors, Inc. (registered
                                                                   investment advisor); Director,
                                                                   A I M Distributors, Inc.
                                                                   (registered broker dealer); and
                                                                   Chief Executive Officer of the
                                                                   AIM Division of AMVESCAP PLC
Kevin M. Carome................  Director, Senior Vice President,  Director, Senior Vice President,
                                 General Counsel and Secretary     Secretary and General Counsel,
                                                                   A I M Management Group Inc.;
                                                                   Vice President, A I M Capital
                                                                   Management Inc., A I M
                                                                   Distributors, Inc. and A I M
                                                                   Fund Services, Inc., and
                                                                   Director, Vice President and
                                                                   General Counsel, Fund Management
                                                                   Company
Gary T. Crum...................  Director and Senior Vice          Chairman, Director and Director
                                 President                         of Investments, A I M Capital
                                                                   Management, Inc.; Director and
                                                                   Executive Vice President, A I M
                                                                   Management Group Inc.; Director,
                                                                   A I M Distributors, Inc. and
                                                                   AMVESCAP PLC
Dawn M. Hawley.................  Director, Senior Vice President   Director, Senior Vice President
                                 and Chief Financial Officer       and Chief Financial Officer,
                                                                   A I M Management Group Inc.;
                                                                   Vice President and Treasurer,
                                                                   A I M Capital Management, Inc.
                                                                   and A I M Distributors, Inc.;
                                                                   Director, Vice President and
                                                                   Chief Financial Officer, A I M
                                                                   Fund Services, Inc.; and Vice
                                                                   President and Chief Financial
                                                                   Officer, Fund Management Company

                                   EXHIBIT J

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                                         NET FEES PAID TO       FEE WAIVERS OR
                                                                           INVESCO FUNDS           EXPENSE
                                                 TOTAL NET ASSETS FOR     GROUP, INC. FOR     REIMBURSEMENTS FOR
                                ANNUAL RATE       THE MOST RECENTLY      THE MOST RECENTLY    THE MOST RECENTLY
                             (BASED ON AVERAGE     COMPLETED FISCAL      COMPLETED FISCAL      COMPLETED FISCAL
NET ASSETS                   DAILY NET ASSETS)      PERIOD OR YEAR        PERIOD OR YEAR        PERIOD OR YEAR
----------                   -----------------   --------------------   -------------------   ------------------
All*.......................        1.50%             $19,137,165             $405,869                 $0

---------------

* As compensation for its services to your Fund, INVESCO Funds Group, Inc. receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for your Fund is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For your Fund the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of your Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index", the Russell 3000 Index for your Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of your Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to INVESCO Funds Group, Inc. will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for your Fund. During the first twelve months of operation, the investment advisory fee was charged at the Base Fee of 1.50%.

                                   EXHIBIT K

                   FEES PAID TO INVESCO FUNDS GROUP, INC. AND
                     AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                     INVESCO
                                                 (ADMINISTRATIVE         INVESCO               INVESCO
NAME OF FUND                                       SERVICES)*      DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                                     ---------------   --------------------   -----------------
INVESCO Advantage Fund.........................      $29,773                $0                $137,927

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT L

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                                                    FEE WAIVER,
                                                                                EXPENSE LIMITATIONS
                                                                                  AND/OR EXPENSE
                                                         TOTAL NET ASSETS FOR   REIMBURSEMENTS FOR
                                        ANNUAL RATE       THE MOST RECENTLY      THE MOST RECENTLY
                                     (BASED ON AVERAGE     COMPLETED FISCAL      COMPLETED FISCAL
NAME OF FUND                         DAILY NET ASSETS)      PERIOD OR YEAR        PERIOD OR YEAR
------------                         -----------------   --------------------   -------------------

                                   EXHIBIT M

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                                       ANNUAL RATE
NET ASSETS                                                 (BASED ON AVERAGE DAILY NET ASSETS)
----------                                                 -----------------------------------
All*....................................................                  1.50%

---------------

* As compensation for its services to your Fund, INVESCO Funds Group, Inc. receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for your Fund based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For your Fund the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of your Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index", the Russell 3000 Index for your Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of your Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to INVESCO Funds Group, Inc. will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for your Fund. During the first twelve months of operation, the investment advisory fee was charged at the Base Fee of 1.50%.

                                   EXHIBIT N

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

Class A shares
  834,846.78
Class B shares
  1,081,347.24
Class C shares
  525,598.69

                                   EXHIBIT O

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                          CLASS OF    NUMBER OF     PERCENT OWNED
NAME AND ADDRESS                                           SHARES    SHARES OWNED    OF RECORD*
----------------                                          --------   ------------   -------------
Merrill Lynch...........................................   Class A   203,214.57         24.34%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
Charles Schwab & Co. Inc. ..............................   Class A   106,478.98         12.75%
Special Custody Acct. for the Exclusive Benefit of
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
Merrill Lynch...........................................   Class B   570,114.52         52.72%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
Merrill Lynch...........................................   Class C   134,882.11         25.66%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT P

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                          CLASS OF    NUMBER OF     PERCENT OWNED
NAME AND ADDRESS                                           SHARES    SHARES OWNED    OF RECORD*
----------------                                          --------   ------------   -------------


---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                            INVESCO ADVANTAGE FUND,
                            A SEPARATE PORTFOLIO OF
                      INVESCO COUNSELOR SERIES FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1       Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1       Reorganization of Selling Fund..............................   I-4
SECTION 2.2       Computation of Net Asset Value..............................   I-4
SECTION 2.3       Valuation Date..............................................   I-4
SECTION 2.4       Delivery....................................................   I-5
SECTION 2.5       Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
SECTION 2.6       Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7       Investment Securities.......................................   I-5
SECTION 2.8       Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1       Organization; Authority.....................................   I-6
SECTION 3.2       Registration and Regulation of Seller.......................   I-6
SECTION 3.3       Financial Statements........................................   I-6
SECTION 3.4       No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5       Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6       Accountants.................................................   I-7
SECTION 3.7       Binding Obligation..........................................   I-7
SECTION 3.8       No Breaches or Defaults.....................................   I-7
SECTION 3.9       Authorizations or Consents..................................   I-7
SECTION 3.10      Permits.....................................................   I-8
SECTION 3.11      No Actions, Suits or Proceedings............................   I-8
SECTION 3.12      Contracts...................................................   I-8
SECTION 3.13      Properties and Assets.......................................   I-8
SECTION 3.14      Taxes.......................................................   I-8
SECTION 3.15      Benefit and Employment Obligations..........................   I-9
SECTION 3.16      Brokers.....................................................   I-9
SECTION 3.17      Voting Requirements.........................................   I-9
SECTION 3.18      State Takeover Statutes.....................................   I-9
SECTION 3.19      Books and Records...........................................   I-9
SECTION 3.20      Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21      No Distribution.............................................   I-9
SECTION 3.22      Liabilities of Selling Fund.................................   I-9
SECTION 3.23      Value of Shares.............................................  I-10
SECTION 3.24      Shareholder Expenses........................................  I-10
SECTION 3.25      Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1       Organization; Authority.....................................  I-10
SECTION 4.2       Registration and Regulation of Buyer........................  I-10
SECTION 4.3       Financial Statements........................................  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.4       No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5       Registration of Buying Fund Shares..........................  I-11
SECTION 4.6       Accountants.................................................  I-11
SECTION 4.7       Binding Obligation..........................................  I-11
SECTION 4.8       No Breaches or Defaults.....................................  I-11
SECTION 4.9       Authorizations or Consents..................................  I-12
SECTION 4.10      Permits.....................................................  I-12
SECTION 4.11      No Actions, Suits or Proceedings............................  I-12
SECTION 4.12      Taxes.......................................................  I-12
SECTION 4.13      Brokers.....................................................  I-13
SECTION 4.14      Representations Concerning the Reorganization...............  I-13
SECTION 4.15      Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16      Value of Shares.............................................  I-13
SECTION 4.17      Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1       Conduct of Business.........................................  I-14
SECTION 5.2       Announcements...............................................  I-14
SECTION 5.3       Expenses....................................................  I-14
SECTION 5.4       Further Assurances..........................................  I-14
SECTION 5.5       Notice of Events............................................  I-14
SECTION 5.6       Access to Information.......................................  I-15
SECTION 5.7       Consents, Approvals and Filings.............................  I-15
SECTION 5.8       Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9       Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-15
SECTION 6.1       Conditions Precedent of Buyer...............................  I-15
SECTION 6.2       Mutual Conditions...........................................  I-16
SECTION 6.3       Conditions Precedent of Seller..............................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1       Termination.................................................  I-17
SECTION 7.2       Survival After Termination..................................  I-17

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1       Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2       Governing Law...............................................  I-18
SECTION 8.3       Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4       Obligations of Buyer and Seller.............................  I-18
SECTION 8.5       Amendments..................................................  I-18
SECTION 8.6       Enforcement.................................................  I-18
SECTION 8.7       Interpretation..............................................  I-18
SECTION 8.8       Counterparts................................................  I-19
SECTION 8.9       Entire Agreement; Exhibits and Schedules....................  I-19
SECTION 8.10      Notices.....................................................  I-19
SECTION 8.11      Representations by Seller Investment Adviser................  I-19

                                                                                PAGE
                                                                                ----
SECTION 8.12      Representations by Buyer Investment Adviser.................  I-19
SECTION 8.13      Successors and Assigns; Assignment..........................  I-20

Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Restructurings and Redomestications of Funds
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among INVESCO Counselor Series Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO Advantage Fund ("Selling Fund"), a separate series of Seller, AIM Special Opportunities Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Opportunities III Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Special Opportunities Funds, a Delaware statutory trust.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means A I M Advisors, Inc.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-08697.

     "Buying Fund" means AIM Opportunities III Fund, a separate series of Buyer.

     "Buying Fund Auditors" means Ernst & Young LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Buying Fund for the period ended April 30, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means November 3, 2003 or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment Adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means INVESCO Counselor Series Funds, Inc., a Maryland corporation.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means INVESCO Funds Group, Inc.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-09913.

     "Selling Fund" means INVESCO Advantage Fund, a separate series of Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended August 31, 2002 and the unaudited financial statements of Selling Fund for the period ended February 28, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003 or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended August 31, 2003 and for the short taxable year beginning on September 1, 2003 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended August 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               INVESCO Counselor Series Funds, Inc.
               4350 South Monaco Street
               Denver, Colorado 80237
               Attn: Glen A. Payne

             with a copy to:

               Kirkpatrick & Lockhart LLP
               1800 Massachusetts Avenue, N.W., 2nd Floor
               Washington, D.C. 20036-1800
               Attn: Clifford J. Alexander

          (b) If to Buyer:

               AIM Special Opportunities Funds
               11 Greenway Plaza, Suite 100
               Houston, Texas 77046-1173
               Attn: Kevin M. Carome

             with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO COUNSELOR SERIES FUNDS, INC.,
                                          acting on behalf of INVESCO ADVANTAGE
                                          FUND

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          AIM SPECIAL OPPORTUNITIES FUNDS,
                                          acting on
                                          behalf of AIM OPPORTUNITIES III FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          AIM ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:  /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                             CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                             SHARES OF BUYING FUND
---------------------------------                            ------------------------
Class A shares.............................................. Class A shares
Class B shares.............................................. Class B shares
Class C shares.............................................. Class C shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(D)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                             CORRESPONDING NEW FUNDS
-------------                                             -----------------------
AIM ADVISOR FUNDS............................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                     (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...........  AIM International Core Equity Fund
AIM Real Estate Fund.........................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC.................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                         (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.....................  AIM European Growth Fund

INVESCO BOND FUNDS, INC......................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                         (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund......................  INVESCO High Yield Fund
INVESCO Select Income Fund...................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund...................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund......  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS,
  INC........................................  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                         (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund........................  INVESCO Balanced Fund
INVESCO Total Return Fund....................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC..........  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                         (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund.......................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC.............  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                         (DELAWARE STATUTORY TRUST)
INVESCO European Fund........................  INVESCO European Fund
INVESCO International Blue Chip Value Fund...  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC..............  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                         (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund...................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund..................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC....................  AIM SECTOR TRUST
  (MARYLAND CORPORATION)                         (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..........................  INVESCO Energy Fund
INVESCO Financial Services Fund..............  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.........  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund......................  INVESCO Technology Fund
INVESCO Telecommunications Fund..............  INVESCO Telecommunications Fund
INVESCO Utilities Fund.......................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC.....................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                         (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..........................  INVESCO Growth Fund
INVESCO Growth & Income Fund.................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund....................  INVESCO Value Equity Fund

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
Class A shares..............................................            Unlimited
Class B shares..............................................            Unlimited
Class C shares..............................................            Unlimited

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                     AIM OPPORTUNITIES III FUND

                     March 3, 2003

                     Prospectus

                     AIM Opportunities III Fund seeks long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

INVEST WITH DISCIPLINE                                   [AIM LOGO APPEARS HERE]
--Registered Trademark--                                     --Servicemark--

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

Future Fund Closure                                  5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the fund's Board of Trustees without shareholder approval.

    Included within the fund's investments will be securities of companies involving a special opportunity, i.e., an unusual development in a company or group of companies. A special opportunity may involve:

- a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;

- changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in scope or nature of foreign competition or development of an emerging industry;

- new or changed management, or material changes in management policies or corporate structure;

- significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or

- other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

    The fund focuses its investments in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund may also invest in securities of companies with market capitalizations below the range of market capitalizations of companies included in the S&P 500 Index. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund may sell put and covered call options, and purchase put and call options, on securities, securities indices and foreign currencies. An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. One method of covering a call option is for the fund to own the shares it would have to deliver if the holder of the call option exercised the option. The fund may invest in options for hedging purposes, i.e., to protect the value of its portfolio. The fund may sell securities short, which means selling a security it does not yet own in anticipation of purchasing the same security at a later date at a lower price. The fund may also borrow money to purchase securities, a practice known as "leveraging."

    The portfolio managers purchase securities of companies involving a special opportunity that they believe have the potential for above-average growth in revenues and earnings and have favorable prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active or frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    If the fund purchases a put or call option that expires without value, the fund will have incurred an expense in the amount of the cost of the option. If the fund sells a put option that is exercised, the fund will have to purchase the security at a price greater than its market value. If the fund sells a call option that is exercised, the fund will have to sell the security at a price lower than its market value.

    If the fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------


    If the fund sells a security short, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. The fund will also incur transaction costs to engage in this practice.

    The values of the convertible securities in which the fund may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................   30.86%
2001...................................................................  -26.61%
2002...................................................................  -25.97%


    During the period shown in the bar chart, the highest quarterly return was 28.00% (quarter ended March 31, 2000) and the lowest quarterly return was -17.12% (quarter ended September 30, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended December                      SINCE         INCEPTION
31, 2002)                           1 YEAR         INCEPTION          DATE
--------------------------------------------------------------------------------
Class A                                                              12/30/99
  Return Before Taxes                 (30.02)%        (12.40)%
  Return After Taxes on
     Distributions                    (30.02)         (12.67)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                      (18.43)          (9.64)
Class B                                                              03/31/00
  Return Before Taxes                 (30.27)         (20.70)
Class C                                                              03/31/00
  Return Before Taxes                 (27.26)         (19.85)
--------------------------------------------------------------------------------
Standard & Poor's 500 Index(1)        (22.09)         (14.54)(2)     12/31/99(2)
  (reflects no deduction for
     fees, expenses, or taxes)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------
(fees paid directly from
your investment)                                  CLASS A     CLASS B    CLASS C
---------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                5.50%        None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                                 None(1,2)    5.00%      1.00%
---------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                    CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Management Fees(4)                                    0.50%     0.50%     0.50%

Distribution and/or Service (12b-1) Fees              0.35      1.00      1.00

Other Expenses                                        0.36      0.36      0.36

Dividend Expenses Attributable to Securities Sold
Short                                                 0.10      0.10      0.10

Interest                                              0.05      0.05      0.05

Total Other Expenses                                  0.51      0.51      0.51

Total Annual Fund Operating Expenses                  1.36      2.01      2.01
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) The fund's base management fee is 1.50%. This fee is subject to a maximum 1.00% performance adjustment upward or downward. As a result, the fund could pay a management fee that ranges from 0.50% to 2.50% of average daily net assets based on its performance.
You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $681    $  957    $1,254     $2,095
Class B                                      704       930     1,283      2,170
Class C                                      304       630     1,083      2,338
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $681    $  957    $1,254     $2,095
Class B                                      204       630     1,083      2,170
Class C                                      204       630     1,083      2,338
--------------------------------------------------------------------------------

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor receives a management fee from the fund that is comprised of two components. The first component is an annual base fee equal to 1.50% of the fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the fund has performed relative to the S&P 500 Index. Performance adjustments began on January 1, 2001.

    The maximum performance adjustment upward or downward is 1.00% annually. Depending on the performance of the fund, during any fiscal year the advisor may receive as much as 2.50% or as little as 0.50% in management fees.

    During the fiscal year ended October 31, 2002 the advisor received compensation of 0.50% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Steven A. Brase, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Associate Portfolio Manager and Partner for Bricoleur Capital Management, Inc.

- Brant H. DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

- Robert C. Leslie, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1996, he ran his own investment firm, Gamma Investment Management, until it merged with Darien Capital Management where he served as Portfolio Manager and Partner until 1998.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

    They are assisted by the Opportunities Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Opportunities III Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited size of the market for large capitalized common stocks available for hedging purposes and that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares.

    During closed periods, the fund may impose different standards for additional investments. Also, during those periods the fund will continue to pay Rule 12b-1 fees.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.


                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1999
                                                                       YEAR ENDED                AUGUST 1,      (DATE OPERATIONS
                                                                      OCTOBER 31,                 THROUGH        COMMENCED)
                                                              ----------------------------       OCTOBER 31,    THROUGH JULY 31,
                                                               2002                 2001           2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.83             $  13.60        $  13.12          $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)(a)(b)         (0.03)(a)          --(a)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.75)               (4.37)           0.48              3.13
=================================================================================================================================
    Total from investment operations                            (1.77)               (4.40)           0.48              3.12
=================================================================================================================================
Less distributions from net realized gains                         --                (0.37)             --                --
=================================================================================================================================
Net asset value, end of period                                $  7.06             $   8.83        $  13.60          $  13.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                (20.05)%             (33.10)%          3.66%            31.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $89,218             $171,324        $373,614          $138,205
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                               1.26%(d)             2.16%           2.07%(e)          2.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.36%(d)             2.26%           2.10%(e)          2.49%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                               1.11%(d)             2.12%           2.03%(e)          2.34%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.21%(d)             2.22%           2.06%(e)          2.42%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(b)(d)        (0.30)%          0.04%(e)         (0.20)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                  0.15%(d)             0.04%           0.04%(e)          0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           195%                 269%             38%              125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $(0.01) and the ratio of net investment income to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $131,372,836.
(e) Annualized.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                          CLASS B
                                                           ----------------------------------------------------------------------
                                                                                                                MARCH 31,
                                                                                                                  2000
                                                                    YEAR ENDED                AUGUST 1,        (DATE SALES
                                                                   OCTOBER 31,                 THROUGH         COMMENCED)
                                                           ----------------------------       OCTOBER 31,     THROUGH JULY 31,
                                                            2002                 2001            2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.74             $  13.55         $  13.10           $  12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.08)(a)(b)         (0.12)(a)        (0.02)(a)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (1.73)               (4.32)            0.47               0.31
=================================================================================================================================
    Total from investment operations                         (1.81)               (4.44)            0.45               0.29
=================================================================================================================================
Less distributions from net realized gains                      --                (0.37)              --                 --
=================================================================================================================================
Net asset value, end of period                             $  6.93             $   8.74         $  13.55           $  13.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             (20.71)%             (33.53)%           3.44%              2.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $77,920             $143,331         $282,120           $102,795
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales expense):
  With fee waivers                                            2.01%(d)             2.92%            2.77%(e)           3.10%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.01%(d)             2.92%            2.77%(e)           3.18%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales expense):
  With fee waivers                                            1.86%(d)             2.88%            2.73%(e)           3.03%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.86%(d)             2.88%            2.73%(e)           3.11%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.94)%(b)(d)        (1.06)%          (0.66)%(e)         (0.89)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                               0.15%(d)             0.04%            0.04%(e)           0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        195%                 269%              38%               125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $114,132,826.
(e) Annualized.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                                                 MARCH 31,
                                                                                                                   2000
                                                                      YEAR ENDED                AUGUST 1,       (DATE SALES
                                                                      OCTOBER 31,                THROUGH        COMMENCED)
                                                              ---------------------------       OCTOBER 31,     THROUGH JULY 31,
                                                               2002                2001            2000            2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.73             $ 13.55         $  13.09          $ 12.81
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.08)(a)(b)        (0.12)(a)        (0.02)(a)        (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.72)              (4.33)            0.48             0.30
================================================================================================================================
    Total from investment operations                            (1.80)              (4.45)            0.46             0.28
================================================================================================================================
Less distributions from net realized gains                         --               (0.37)              --               --
================================================================================================================================
Net asset value, end of period                                $  6.93             $  8.73         $  13.55          $ 13.09
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                (20.62)%            (33.60)%           3.51%            2.19%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $30,430             $59,675         $111,084          $34,972
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                               2.01%(d)            2.92%            2.77%(e)         3.10%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.01%(d)            2.92%            2.77%(e)         3.18%(e)
================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                               1.86%(d)            2.88%            2.73%(e)         3.03%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.86%(d)            2.88%            2.73%(e)         3.11%(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.94)%(b)(d)       (1.06)%          (0.66)%(e)       (0.89)%(e)
================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                  0.15%(d)            0.04%            0.04%(e)         0.07%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           195%                269%              38%             125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $46,333,541.
(e) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)            CLASS A3              CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------------------
- Initial sales       - No initial sales    - No initial sales    - No initial sales    - No initial sales
  charge                charge                charge                charge                charge

- Reduced or waived   - No contingent       - Contingent          - Contingent          - Generally, no
  initial sales         deferred sales        deferred sales        deferred sales        contingent
  charge for certain    charge                charge on             charge on             deferred sales
  purchases(2,3)                              redemptions within    redemptions within    charge(2)
                                              six years             one year(5)

- Generally, lower    - 12b-1 fee of 0.35%  - 12b-1 fee of 1.00%  - 12b-1 fee of 1.00%  - 12b-1 fee of 0.50%
  distribution and
  service (12b-1)
  fee than Class B,
  Class C or Class R
  shares (See "Fee
  Table and Expense
  Example")

                      - Does not convert    - Converts to Class   - Does not convert    - Does not convert
                        to Class A shares     A shares at the       to Class A shares     to Class A shares
                                              end of the month
                                              which is eight
                                              years after the
                                              date on which
                                              shares were
                                              purchased along
                                              with a pro rata
                                              portion of its
                                              reinvested
                                              dividends and
                                              distributions(4)

- Generally more      - Generally more      - Purchase orders     - Generally more      - Generally, only
  appropriate for       appropriate for       limited to amounts    appropriate for       available to the
  long-term             short-term            less than $250,000    short-term            following types of
  investors             investors                                   investors             retirement plans:
                                                                                          (i) all section
                                                                                          401 and 457 plans,
                                                                                          (ii) section 403
                                                                                          plans sponsored by
                                                                                          section 501(c)(3)
                                                                                          organizations, and
                                                                                          (iii) IRA
                                                                                          rollovers from
                                                                                          such plans if an
                                                                                          AIM Fund was
                                                                                          offered
------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



    AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
---------------------------------------------------------------
                                            INVESTOR'S
                                           SALES CHARGE
                                    ---------------------------
AMOUNT OF INVESTMENT                AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)            OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
               Less than $   25,000      5.50%          5.82%
  $ 25,000 but less than $   50,000      5.25           5.54
  $ 50,000 but less than $  100,000      4.75           4.99
  $100,000 but less than $  250,000      3.75           3.90
  $250,000 but less than $  500,000      3.00           3.09
  $500,000 but less than $1,000,000      2.00           2.04
---------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $   50,000    4.75%        4.99%
  $ 50,000 but less than $  100,000    4.00         4.17
  $100,000 but less than $  250,000    3.75         3.90
  $250,000 but less than $  500,000    2.50         2.56
  $500,000 but less than $1,000,000    2.00         2.04
------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $  100,000    1.00%        1.01%
  $100,000 but less than $  250,000    0.75         0.76
  $250,000 but less than $1,000,000    0.50         0.50
------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

    If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

    Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                            CLASS B   CLASS C
----------------------------------------------------------
First                                      5%       1%
Second                                     4       None
Third                                      3       None
Fourth                                     3       None
Fifth                                      2       None
Sixth                                      1       None
Seventh and following                    None      None
----------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Automatic Investment Plans                                       50                                             25

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500                                             50
-------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank Connection(SM)
                                       methods described above.                   option on your completed account
                                                                                  application or complete an AIM Bank
                                                                                  Connection form. Mail the application
                                                                                  or form to the transfer agent. Once the
                                                                                  transfer agent has received the form,
                                                                                  call the transfer agent to place your
                                                                                  purchase order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

    You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

    You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another AIM Fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) one another;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

     (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/03

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter, to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-------------------------------------
 AIM OPPORTUNITIES III FUND
 SEC 1940 Act file number: 811-08697
-------------------------------------

AIMinvestments.com               OPP3-PRO-1

                                                                    APPENDIX III


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND STRATEGIES HELP BUFFER VOLATILITY; MARKET REMAINS ADVERSE

WHAT RETURNS DID AIM OPPORTUNITIES III FUND PRODUCE FOR THE FISCAL YEAR?

It was an extremely difficult 12 months for equities, and especially for growth stocks. Large caps were out of favor for most of the year, but showed substantial improvement during the final 90 days and especially the last month. The fund's total returns for the 12 months ended October 31, 2002 (excluding sales charges) were -20.05% for Class A shares, -20.71% for Class B shares and -20.62% for Class C shares. The S&P 500, which broadly represents the U.S. stock market, returned -15.10%. Keep in mind that the S&P 500 also includes value stocks. The Russell 1000 Growth Index, which measures large-cap growth stocks similar to those in which the fund invests, posted a -19.62% return.

WHAT ECONOMIC CONDITIONS SHAPED THE FISCAL YEAR?

After being in recession for the first three quarters of 2001, the U.S. economy showed positive growth in the fourth quarter. Through the rest of the fund's fiscal year, gross domestic product (GDP) continued to grow, but other economic indicators presented mixed signals. Corporate earnings growth remained anemic. Corporations remained hesitant to make capital expenditures, but consumers' spending remained vigorous nearly all year, thanks in large part to very low interest rates that encouraged car and home loans.

WHAT TRENDS WERE NOTABLE IN THE STOCK MARKET?

Except for several short-lived rallies, stocks remained in the grip of a protracted bear market for most of the fiscal year. The third quarter of 2002 was one of the worst in stock market history, with major indexes such as the S&P 500 down more than 17% in a single quarter. By applying alternative investment strategies such as short sales, options and covered calls, AIM Opportunities
III Fund was able to offer returns competitive with its peer group while buffering some of the market's extreme volatility.

    Markets rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings. However, it was uncertain whether the rally was sustainable.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses.

WHICH PARTS OF THE PORTFOLIO HELPED PERFORMANCE AND WHICH HINDERED?

Top-performing sectors were financials (especially companies that deal with mortgages) and health care. Technology for entertainment, such as DVDs and video games, performed very well for the fund. Most other

PORTFOLIO COMPOSITION

As of 10/31/02, based on total net assets

=================================================================================================================================
TOP 10 LONG POSITIONS                         TOP 10 SHORT POSITIONS                       TOP 10 INDUSTRIES (LONG POSITIONS)
---------------------------------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                    5.0%    1. American Electric                         1. Diversified Financial
                                                   Power Company, Inc.              0.9%        Services                   9.8%
 2. Exxon Mobil Corp.                  3.9
                                               2. Stryker Corp.                     0.8     2. Pharmaceuticals             9.1
 3. Wells Fargo & Co.                  3.8
                                               3. Capital One Financial Corp.       0.8     3. Banks                       7.2
 4. General Electric Co.               2.9
                                               4. Johnson & Johnson                 0.7     4. Systems Software            5.0
 5. Citigroup Inc.                     2.8
                                               5. Hewlett-Packard Co.               0.7     5. Industrial Conglomerates    4.5
 6. Medtronic, Inc.                    2.5
                                               6. Nokia Oyj-ADR (Finland)           0.7     6. Semiconductors              4.1
 7. Pfizer Inc.                        2.4
                                               7. Lexmark International, Inc.       0.7     7. Integrated Oil & Gas        3.9
 8. Coca-Cola Co. (The)                2.4
                                               8. QUALCOMM Inc.                     0.6     8. Biotechnology               3.4
 9. Charter One Financial, Inc.        2.1
                                               9. SBC Communications Inc.           0.6     9. Apparel Retail              3.1
10. American International Group, Inc. 2.1
                                              10. Intuit Inc.                       0.5    10. Health Care Equipment       3.0

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

================================================================================

                                USING ALTERNATIVE

                              INVESTMENT STRATEGIES

                              AS "SHOCK ABSORBERS"

                                HELPED US PROVIDE

                                   COMPETITIVE

                             RISK-ADJUSTED RETURNS.

================================================================================
tech holdings lagged during the year, but contributed positively to results during the October rally. Retail apparel did well, reflecting the sustained strength of consumer spending until late in the fiscal year. Being overweight versus the benchmark in energy helped fund performance, as energy prices rose due to the possibility of war in Iraq.

COULD YOU DISCUSS SOME SPECIFIC HOLDINGS?

Let's look at two that gave us especially strong performance vs. the S&P 500, and one that did not. Wells Fargo, a top residential mortgage lender, benefited greatly from the boom in mortgage issuance and refinancing in the last couple of years. Anheuser-Busch, a major player not only in breweries but also in aluminum can manufacturing and theme parks, produced substantial increases in net income and profit margin during the past three quarters. We retained a significant position in Pfizer despite disappointing recent performance because its fundamentals remain strong and we believe it has good prospects in the longer term.

HOW DID YOU MANAGE THE FUND?

Over the year we increased our exposure to the financial sector and decreased our involvement with semiconductors. We continued to make highly selective purchases in technology--good companies that were hurt by short-term trends but have long-term potential. We went underweight versus the index in consumer staples, expecting a slowdown in consumer spending growth, but it failed to materialize, so we missed out on some potential gains. We increased our exposure to health care stocks, a good defensive play; pharmaceuticals remained a major focus throughout the year, and makers of generics were among our best performers. Using alternative investment strategies as "shock absorbers" helped us provide competitive risk-adjusted returns.

WHAT CONDITIONS PREVAILED AT THE END OF THE PERIOD?

As of October 31, the fund held 93 stock positions (long and short) and had $197.6 million in assets. Both inflation and interest rates remained very low. The Federal Reserve Board observed sluggish economic activity and weak retail sales in September and early October. A weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid uncertainty about the strength of the economy. The stock market remained volatile and its direction unpredictable.

    The market rally greatly improved the fund's results for the last three months of its fiscal year and provided positive figures for October. Though AIM Opportunities III Fund's alternative investment strategies help reduce volatility, we continue to remind investors that diversification is one of the best buffers of risk.

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.


================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

  9/30/52    24      3/31/61      65     9/30/69       93         3/31/78      89     9/30/86    231      3/31/95      500
 12/31/52    26      6/30/61      64    12/31/69       92         6/30/78      95    12/31/86    242      6/30/95      544
  3/31/53    25      9/29/61      66     3/31/70       89         9/29/78     102     3/31/87    291      9/29/95      584
  6/30/53    24     12/29/61      71     6/30/70       72        12/29/78      96     6/30/87    304     12/29/95      615
  9/30/53    23      3/30/62      69     9/30/70       84         3/30/79     101     9/30/87    321      3/29/96      645
 12/31/53    24      6/29/62      54    12/31/70       92         6/29/79     102    12/31/87    247      6/28/96      670
  3/31/54    26      9/28/62      56     3/31/71      100         9/28/79     109     3/31/88    258      9/30/96      687
  6/30/54    29     12/31/62      63     6/30/71       99        12/31/79     107     6/30/88    273     12/31/96      740
  9/30/54    32      3/29/63      66     9/30/71       98         3/31/80     102     9/30/88    271      3/31/97      757
 12/31/54    35      6/28/63      69    12/31/71      102         6/30/80     114    12/30/88    277      6/30/97      885
  3/31/55    36      9/30/63      71     3/31/72      107         9/30/80     125     3/31/89    294      9/30/97      947
  6/30/55    41     12/31/63      75     6/30/72      107        12/31/80     135     6/30/89    317     12/31/97      970
  9/30/55    43      3/31/64      78     9/29/72      110         3/31/81     136     9/29/89    349      3/31/98     1101
 12/30/55    45      6/30/64      81    12/29/72      118         6/30/81     131    12/29/89    353      6/30/98     1133
  3/30/56    48      9/30/64      84     3/30/73      111         9/30/81     116     3/30/90    339      9/30/98     1017
  6/29/56    46     12/31/64      84     6/29/73      104        12/31/81     122     6/29/90    358     12/31/98     1229
  9/28/56    45      3/31/65      86     9/28/73      108         3/31/82     111     9/28/90    306      3/31/99     1286
 12/31/56    46      6/30/65      84    12/31/73       97         6/30/82     109    12/31/90    330      6/30/99     1372
  3/29/57    44      9/30/65      89     3/29/74       93         9/30/82     120     3/29/91    375      9/30/99     1282
  6/28/57    47     12/31/65      92     6/28/74       86        12/31/82     140     6/28/91    371     12/31/99     1469
  9/30/57    42      3/31/66      89     9/30/74       63         3/31/83     152     9/30/91    387      3/31/00     1498
 12/31/57    39      6/30/66      84    12/31/74       68         6/30/83     168    12/31/91    417      6/30/00     1454
  3/31/58    42      9/30/66      76     3/31/75       83         9/30/83     166     3/31/92    403      9/29/00     1436
  6/30/58    45     12/30/66      80     6/30/75       95        12/30/83     164     6/30/92    408     12/29/00     1320
  9/30/58    50      3/31/67      90     9/30/75       83         3/30/84     159     9/30/92    417      3/30/01     1160
 12/31/58    55      6/30/67      90    12/31/75       90         6/29/84     153    12/31/92    435      6/29/01     1224
  3/31/59    55      9/29/67      96     3/31/76      102         9/28/84     166     3/31/93    451      9/28/01     1040
  6/30/59    58     12/29/67      96     6/30/76      104        12/31/84     167     6/30/93    450     12/31/01     1148
  9/30/59    56      3/29/68      90     9/30/76      105         3/29/85     180     9/30/93    458      3/29/02     1147
 12/31/59    59      6/28/68      99    12/31/76      107         6/28/85     191    12/31/93    466      6/28/02      989
  3/31/60    55      9/30/68     102     3/31/77       98         9/30/85     182     3/31/94    445      9/30/02      815
  6/30/60    56     12/31/68     103     6/30/77      100        12/31/85     211     6/30/94    444
  9/30/60    53      3/31/69     101     9/30/77       96         3/31/86     238     9/30/94    462
 12/30/60    58      6/30/69      97    12/30/77       95         6/30/86     250    12/30/94    459

                                                                                                      Source: Bloomberg LP

==========================================================================================================================

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                           STEVEN A. BRASE, CO-MANAGER

                           BRANT H. DEMUTH, CO-MANAGER

                          ROBERT C. LESLIE, CO-MANAGER

                         CHARLES D. SCAVONE, CO-MANAGER

                       ASSISTED BY THE OPPORTUNITIES TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================
                                        5

FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT
12/30/99--10/31/02

                                [MOUNTAIN CHART]

            AIM OPPORTUNITIES III
DATE        FUND CLASS A SHARES       RUSSELL 1000 GROWTH INDEX      S&P 500 INDEX
12/30/99      9450                    10000                           10000
    1/00      9799                     9531                            9498
    2/00     11668                     9997                            9318
    3/00     12092                    10713                           10230
    4/00     11533                    10203                            9922
    5/00     10947                     9689                            9719
    6/00     12126                    10423                            9958
    7/00     12389                     9988                            9802
    8/00     13644                    10892                           10411
    9/00     13417                     9862                            9861
   10/00     12896                     9396                            9820
   11/00     11621                     8011                            9046
   12/00     12354                     7757                            9090
    1/01     12207                     8294                            9413
    2/01     11010                     6885                            8556
    3/01     10387                     6136                            8014
    4/01     10736                     6912                            8636
    5/01     10696                     6811                            8694
    6/01     10277                     6653                            8482
    7/01      9975                     6486                            8399
    8/01      9332                     5956                            7874
    9/01      8515                     5361                            7239
   10/01      8582                     5643                            7377
11/31/01      9067                     6185                            7943
   12/01      9056                     6173                            8013
    1/02      8812                     6064                            7896
    2/02      8335                     5813                            7744
    3/02      8648                     6014                            8035
    4/02      8170                     5523                            7548
    5/02      8129                     5389                            7493
    6/02      7612                     4891                            6959
    7/02      7164                     4622                            6417
    8/02      7071                     4636                            6459
    9/02      6461                     4155                            5757
   10/02      6876                     4536                            6263

                                                               Source: Lipper, Inc.

================================================================================

Past performance cannot guarantee comparable future results.

The chart compares AIM Opportunities III Fund Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 12/30/99-10/31/02. (Please note that performance results for each index are for the period 12/31/99-10/31/02.) It is important to understand the difference between your fund and an index. Market indexes, such as the S&P 500 Index and the Russell 1000 Growth Index, are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or on sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

FUND RETURNS

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/02 including sales charges

================================================================================

CLASS A SHARES
 Inception (12/30/99)             -12.36%
   1 Year                         -24.41

CLASS B SHARES
 Inception (3/31/00)              -21.13%
   1 Year                         -24.67

CLASS C SHARES
 Inception (3/31/00)              -20.22%
   1 Year                         -21.41

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (12/30/99), -14.64%; one year, -28.37%. Class B shares, inception (3/31/00), -23.65%; one year, -28.48%. Class C shares, inception (3/31/00), -22.74%; one year, -25.46%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit M for the annual rates applicable to your Fund]

                                                                      APPENDIX V

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By: ----------------------------------------------------
--------------------------------------------

                                              Title:
                                              --------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By: ----------------------------------------------------
--------------------------------------------

                                              Title:
                                              --------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                           AIM OPPORTUNITIES III FUND,
                 A PORTFOLIO OF AIM SPECIAL OPPORTUNITIES FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                             INVESCO ADVANTAGE FUND,
               A PORTFOLIO OF INVESCO COUNSELOR SERIES FUNDS, INC.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                            Toll Free: (800) 525-8085



                       STATEMENT OF ADDITIONAL INFORMATION

  (October 21, 2003 Special Meeting of Shareholders of INVESCO Advantage Fund)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 25, 2003 of AIM Opportunities III Fund for use in connection with the Special Meeting of Shareholders of INVESCO Advantage Fund to be held on October 21, 2003. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for AIM Special Opportunities Funds dated March 3, 2003, as supplemented May 2, 2003, June 12, 2003 and August 14, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is August 15,
2003.

                                TABLE OF CONTENTS

THE TRUST.........................................................................................................3

DESCRIPTION OF PERMITTED INVESTMENTS..............................................................................3

TRUSTEES AND OFFICERS OF THE TRUST................................................................................3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION.....................................3

PORTFOLIO TRANSACTIONS............................................................................................3

DESCRIPTION OF SHARES.............................................................................................4

DETERMINATION OF NET ASSET VALUE..................................................................................4

TAXES.............................................................................................................4

PERFORMANCE DATA..................................................................................................4

FINANCIAL INFORMATION.............................................................................................4



Appendix I    -  Statement of Additional Information of the Trust
Appendix II   -  Unaudited Financial Statements of AIM Opportunities III Fund
                 (4/30/03)
Appendix III  -  Audited Financial Statements of INVESCO Advantage Fund
                 (8/31/02)
Appendix IV   -  Unaudited Financial Statements of INVESCO Advantage Fund
                 (2/28/03)

THE TRUST

This Statement of Additional Information relates to AIM Special Opportunities Funds (the "Trust") and its investment portfolio, AIM Opportunities III Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and trustees of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of the Fund, and the report thereon by Ernst & Young LLP, are set forth as Appendix II.

The audited financial statements of INVESCO Advantage Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO Advantage Fund, dated August 31, 2002, which is incorporated herein by reference and attached hereto as Appendix III.

The unaudited financial statements of INVESCO Advantage Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Semi-Annual Report of INVESCO Advantage Fund dated February 28, 2003, which is incorporated herein by reference and attached hereto as Appendix IV.

                                                                      APPENDIX I

                            AIM OPPORTUNITIES I FUND
                            AIM OPPORTUNITIES II FUND
                           AIM OPPORTUNITIES III FUND

             (SERIES PORTFOLIOS OF AIM SPECIAL OPPORTUNITIES FUNDS)

                         Supplement dated June 12, 2003
         to the Statement of Additional Information dated March 3, 2003 as supplemented May 2, 2003


The following information replaces in its entirety the twenty-sixth paragraph under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - INVESTMENT ADVISOR" on page 30 of the Statement of Additional Information:

                  "AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."


The following information replaces in its entirety the fifth paragraph under the heading "BROKERAGE ALLOCATION AND OTHER PRACTICES - BROKERAGE SELECTION" on page 33 of the Statement of Additional Information:

                  "AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker- dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts."


The following information is added at the beginning of the section appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix B in the Statement of Additional Information:

"Kevin M. Carome(3) - 1956        2003     Director, Senior Vice President and General      N/A"
Senior Vice President                      Counsel, A I M Management Group Inc.
                                           (financial services holding company) and
                                           A I M Advisors, Inc.; and Vice President,
                                           A I M Capital Management, Inc.,
                                           A I M Distributors, Inc. and A I M Fund
                                           Services; Director, Vice President and General
                                           Counsel, Fund Management Company

                                           Formerly: Senior Vice President and General
                                           Counsel, Liberty Financial Companies, Inc.;
                                           and Senior Vice President and General Counsel,
                                           Liberty Funds Group, LLC

The following information is added at the end of the section appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix B in the Statement of Additional Information:


"Nancy L. Martin(5) - 1957        2003     Vice President, A I M Advisors, Inc.; and Vice   N/A"
Secretary                                  President and General Counsel, A I M Capital
                                           Management, Inc.

----------

(3)  Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

(5)  Ms. Martin became Secretary of the Trust on April 1, 2003.

                            AIM OPPORTUNITIES I FUND
                            AIM OPPORTUNITIES II FUND
                           AIM OPPORTUNITIES III FUND

             (SERIES PORTFOLIOS OF AIM SPECIAL OPPORTUNITIES FUNDS)


                          Supplement dated May 2, 2003
         to the Statement of Additional Information dated March 3, 2003

The following information is added after the fourteenth bullet point of the third paragraph under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - PURCHASES OF CLASS A SHARES AT NET ASSET VALUE" of the Statement of Additional Information:

         "Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement;"

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM SPECIAL OPPORTUNITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM SPECIAL OPPORTUNITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 3, 2003, RELATES TO THE FOLLOWING PROSPECTUSES:

                   FUND                                             DATED
                   ----                                             -----
         AIM OPPORTUNITIES I FUND                               MARCH 3, 2003
         AIM OPPORTUNITIES II FUND                              MARCH 3, 2003
         AIM OPPORTUNITIES III FUND                             MARCH 3, 2003

                         AIM SPECIAL OPPORTUNITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                               PAGE

GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................2
         Classification...........................................................................................2
         Investment Strategies and Risks..........................................................................2
                  Equity Investments..............................................................................6
                  Foreign Investments.............................................................................6
                  Debt Investments for Equity Funds...............................................................8
                  Other Investments...............................................................................8
                  Investment Techniques...........................................................................9
                  Derivatives....................................................................................14
                  Additional Securities or Investment Techniques.................................................21
         Fund Policies...........................................................................................21
         Temporary Defensive Positions...........................................................................22
         Portfolio Turnover......................................................................................23

MANAGEMENT OF THE TRUST..........................................................................................23
         Board of Trustees.......................................................................................23
         Management Information..................................................................................23
                  Trustee Ownership of Fund Shares...............................................................24
                  Factors Considered in Approving the Investment Advisory Agreement..............................24
         Compensation............................................................................................25
                  Retirement Plan For Trustees...................................................................25
                  Deferred Compensation Agreements...............................................................25
                  Purchase of Class A Shares of the Funds at Net Asset Value.....................................26
         Codes of Ethics.........................................................................................26

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................26

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................26
         Investment Advisor......................................................................................26
         Service Agreements......................................................................................30
         Other Service Providers.................................................................................30

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................31
         Brokerage Transactions..................................................................................31
         Commissions.............................................................................................32
         Brokerage Selection.....................................................................................32
         Directed Brokerage (Research Services)..................................................................33
         Regular Brokers or Dealers..............................................................................33
         Allocation of Portfolio Transactions....................................................................33
         Allocation of Initial Public Offering ("IPO") Transactions..............................................34

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................34
         Purchase and Redemption of Shares.......................................................................34
         Offering Price..........................................................................................50

         Redemption In Kind......................................................................................51
         Backup Withholding......................................................................................51

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................52
         Dividends and Distributions.............................................................................52
         Tax Matters.............................................................................................53

DISTRIBUTION OF SECURITIES.......................................................................................60
         Distribution Plans......................................................................................60
         Distributor.............................................................................................61

CALCULATION OF PERFORMANCE DATA..................................................................................63

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1

TRUSTEES AND OFFICERS...........................................................................................B-1

TRUSTEE COMPENSATION TABLE......................................................................................C-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................D-1

MANAGEMENT FEES.................................................................................................E-1

ADMINISTRATIVE SERVICES FEES....................................................................................F-1

BROKERAGE COMMISSIONS...........................................................................................G-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF

SECURITIES OF REGULAR BROKERS OR DEALERS........................................................................H-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................I-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................J-1

TOTAL SALES CHARGES.............................................................................................K-1

PERFORMANCE DATA................................................................................................L-1

FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Special Opportunities Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of three separate portfolios: AIM Opportunities I Fund ("Opportunities I"), AIM Opportunities II Fund ("Opportunities II") and AIM Opportunities III Fund ("Opportunities III") (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Trust was organized as a Delaware business trust on March 13, 1998. Prior to July 1, 2002, AIM Opportunities I Fund, AIM Opportunities II Fund, and AIM Opportunities III Fund were known as AIM Small Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Large Cap Opportunities Fund, respectively.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers three separate classes of shares: Class A shares, Class B shares and Class C shares.

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund has generally the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "non-diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                       AIM SPECIAL OPPORTUNITIES FUNDS

               SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND                                                      AIM
--------------------           AIM               AIM          OPPORTUNITIES
SECURITY/                OPPORTUNITIES I   OPPORTUNITIES II        III
INVESTMENT TECHNIQUE           FUND              FUND              FUND
--------------------     ---------------   ----------------   -------------
                             EQUITY INVESTMENTS
Common Stock                    X                 X                 X
Preferred Stock                 X                 X                 X
Convertible Securities          X                 X                 X
Alternative Entity              X                 X                 X
Securities
                             FOREIGN INVESTMENTS
Foreign Securities              X                 X                 X
Foreign Government
Obligations
Foreign Exchange                X                 X                 X
Transactions
                      DEBT INVESTMENTS FOR EQUITY FUNDS
U.S. Government                 X                 X                 X
Obligations
Investment Grade                X                 X                 X
Corporate Debt
Obligations
Liquid Assets                   X                 X                 X
Junk Bonds
                              OTHER INVESTMENTS
REITs                           X                 X                 X
Other Investment                X                 X                 X
Companies
Defaulted Securities
Municipal Forward
Contracts
Variable or Floating
Rate Instruments
Indexed Securities
Zero-Coupon and
Pay-in-Kind Securities
Synthetic Municipal
Instruments
                            INVESTMENT TECHNIQUES
Delayed Delivery                X                 X                 X
Transactions
When-Issued Securities          X                 X                 X
Short Sales                     X                 X                 X
Margin Transactions             X                 X                 X
Swap Agreements                 X                 X                 X
Interfund Loans                 X                 X                 X
Borrowing and Leverage          X                 X                 X

                       AIM SPECIAL OPPORTUNITIES FUNDS

               SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND                                                      AIM
--------------------           AIM               AIM          OPPORTUNITIES
SECURITY/                OPPORTUNITIES I   OPPORTUNITIES II        III
INVESTMENT TECHNIQUE           FUND              FUND              FUND
--------------------     ---------------   ----------------   -------------
Lending Portfolio               X                 X                 X
Securities
Repurchase Agreements           X                 X                 X
Reverse Repurchase              X                 X                 X
Agreements
Dollar Rolls
Illiquid Securities             X                 X                 X
Rule 144A Securities            X                 X                 X
Unseasoned Issuers              X                 X                 X
Portfolio Transactions
Sale of Money Market
Securities
Standby Commitments
                                 DERIVATIVES
Equity-Linked                   X                 X                 X
Derivatives
Put Options                     X                 X                 X
Call Options                    X                 X                 X
Straddles                       X                 X                 X
Warrants                        X                 X                 X
Futures Contracts and           X                 X                 X
Options on Futures
Contracts
Forward Currency                X                 X                 X
Contracts

Cover                           X                 X                 X
               ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
Special Situations              X                 X                 X

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Each Fund may invest up to 25% of its total assets in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depository Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest up to 25% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective July 1, 2002.

         Risks of Developing Countries. Opportunities I, Opportunities II and Opportunities III each may invest up to 5% of their total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments for Equity Funds

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and (iii) other considerations deemed appropriate.

         LIQUID ASSETS. For cash management purposes, the Funds may hold a portion of their assets in cash or cash equivalents, including shares of affiliated money market funds. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations).

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         The funds may sell shares in other investment companies short.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         A fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. The Funds intend from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Funds do not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Funds must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Funds, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Funds are required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

         To secure their obligation to deliver to such broker-dealer the securities sold short, the Funds must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Furthermore, until the Funds replace the borrowed security, they must maintain daily the segregated assets at a level so that (1) the amount segregated plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount segregated plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Funds will not gain any leverage merely by selling short, except to the extent that they earn interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

         The Funds are said to have a short position in the securities sold until they deliver to the broker-dealer the securities sold, at which time the Funds receive the proceeds of the sale. The Funds will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The amount of each Fund's net assets that will at any time be deposited with the broker or segregated as described above will not exceed 25%. These deposits do not have the effect of limiting the amount of money that the Funds may lose on a short sale, as the Funds' possible losses may exceed the total amount of deposits.

         The Funds will realize a gain if the price of a security declines between the date of the short sale and the date on which the Funds purchase a security to replace the borrowed security. On the other hand, the Funds will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Funds may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Funds' investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

         The Funds may also make short sales "against the box", meaning that at all times when a short position is open the Funds own an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Such short sales will also be subject to the limitations on short sale transactions referred to above. Short sales "against the box" result in a "constructive sale" and require the Funds to recognize any taxable gain unless an exception to the constructive sale rule applies.

         In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. The Funds believe that many broker-dealers will be willing to enter into such arrangements, but there is no assurance that the Funds will be able to enter into such arrangements to the desired degree.

         MARGIN TRANSACTIONS. The Funds may purchase securities on margin, and each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING AND LEVERAGE. The Funds may borrow money from banks (including the Funds' custodian bank), subject to the limitations under the 1940 Act.

         The Funds may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Funds' shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Funds' shares will decrease faster than would otherwise be the case. The Funds will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds will be required to reduce their borrowings within three days to the extent necessary to satisfy this requirement. To reduce their borrowings, the Funds might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Funds would not otherwise incur, and the Funds may therefore have little or no investment income during periods of substantial borrowings.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments and to increase the Funds' return. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets. Each Fund may use up to 10% of its total assets to purchase put and call options on foreign currencies.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing "Covered" Options. A Fund may write "covered" put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. The investment in warrants by each Fund may not exceed 10% of each Fund's net assets.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         Each Fund has the ability to short Futures Contracts and options on Futures Contracts.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the

Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 25% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 25%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as

"transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward contracts may require that Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not write put and call options unless it owns an offsetting "covered" position described below. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Each Fund can cover a written put option by:

         o Selling short the underlying security, index, interest rate, foreign currency or futures contract at the same or greater price than the exercise price of the put option;

         o Purchasing a put option on the same security or index or interest rate, foreign currency or futures contract with the same or greater exercise price;

         o Purchasing a put option on the same security or index or interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

         o Segregating cash or liquid securities (not limited to the underlying security), marked-to-market daily, equal to at least the exercise price of the optioned securities, interest rate, foreign currency or futures contract.

         Each Fund can cover a written call option by:

         o Purchasing the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

         o Purchasing a call option on the same security or index or interest rate, foreign currency or futures contract with the same or lesser exercise price;

         o Purchasing a call option on the same security or index or interest rate, foreign currency or futures contract with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

         o Segregating cash or liquid securities (not limited to the underlying security) equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract, all marked-to-market daily; or

         o In the case of an index, purchasing a portfolio of securities substantially replicating the movement of the index.

         Bona Fide Hedging. Each Fund will only enter into options and futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z) which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Funds that would satisfy the Rule include the following:

         (1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);

         (2) to establish a position as a temporary substitute for purchasing or selling particular securities; and

         (3) to maintain liquidity while simulating full investment in the securities markets.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         SPECIAL SITUATIONS. Each Fund may invest in "special situations." A special situation arises when, in the opinion of a Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund may not borrow money, or issue senior securities except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

         (2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         (3) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (5) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions such as futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (7) The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction on borrowing, each Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Each Fund may borrow from banks, broker/dealers or investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"). Each Fund may borrow for leveraging, and may also borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

         (2) In complying with the fundamental restriction regarding industry concentration, each Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (3) In complying with the fundamental restriction with regard to making loans, each Fund may lend up to 331/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (4) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, each Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (5) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

         The portfolio turnover for each of the Funds decreased significantly from the fiscal years ended October 31, 2001 to October 31, 2002 because of the efforts to maintain the positioning of the Funds so they will continue to perform relatively well during the current economic downturn and respond favorably to any economic recovery.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-audit services that are provided to each Fund by its independent auditors. During the fiscal year ended October 31, 2002, the Audit Committee held six meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2002, the Investments Committee held four meetings.


         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2002, the Valuation Committee held one meeting.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended October 31, 2002, the Committee on Directors/Trustees held five meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved by each Fund for the Trust's Board at a meeting held on May 14-15, 2002. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

         For the advisory services it provides to Opportunities I, AIM is entitled to receive a base management fee calculated at the annual rate of 1.00% of Opportunities I average daily net assets (the "Opportunities I Base Fee"). This Opportunities I Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities I exceeds the sum of 2.00% and the investment record of the Russell 2000(R) Index (the "Small Cap Index"), or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment record of the Small Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities I (the "Opportunities I Fee Adjustment"). The maximum Opportunities I Fee Adjustment, if any, will be 0.75% annually.

         The maximum annual fee payable to AIM will be 1.75% of average daily net assets, and the minimum annual fee payable to AIM will be 0.25% of average daily net assets.

         In determining the Opportunities I Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities I for the twelve-month period ending on the last day of the prior month (the "Opportunities I Performance Period") to the investment record of the Small Cap Index during the Opportunities I Performance Period. The investment performance of Opportunities I will be determined by adding together
(i) the change in the net asset value of the Class A shares during the Opportunities I Performance Period, (ii) the value of cash distributions made by Opportunities I to holders of Class A shares to the end of the Opportunities I Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities I Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Opportunities I Performance Period. The investment record of the Small Cap Index will be determined by adding together (i) the change in the level of the Small Cap Index during the Opportunities I Performance Period and (ii) the value, computed consistently with the Small Cap Index, of cash distributions made by companies whose securities comprise the Small Cap Index accumulated to the end of the Opportunities I Performance Period, and will be expressed as a percentage of the Small Cap Index level at the beginning of such period.

         After it determines any Opportunities I Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities I Fee Adjustment by the average daily net assets of Opportunities I during the Opportunities I Performance Period and dividing that number by the number of days in the Opportunities I Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

         If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities I than is the Small Cap Index, the trustees may change the securities index used to compute the Opportunities I Fee Adjustment. If the trustees do so, the new securities index (the "New Small Cap Index") will be applied prospectively to determine the amount of the Opportunities I Fee Adjustment. The Small Cap Index will continue to be used to determine the amount of the Opportunities I Fee Adjustment for that part of the Opportunities I Performance Period prior to the effective date of the New Small Cap Index. A change in the Small Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

         The amount Opportunities I will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities I and the Small Cap Index.

         For the advisory services it provides to Opportunities II, AIM is entitled to receive a base management fee calculated at the annual rate of 1.50% of Opportunities II's average daily net assets (the "Opportunities II Base Fee"). This Opportunities II Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities II exceeds the sum of 2.00% and the investment record of the S&P MidCap 400 Index (the "Mid Cap Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Mid Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities II (the "Opportunities II Fee Adjustment"). The maximum or minimum Opportunities II Fee Adjustment, if any, will be 1.00% annually.

         The maximum annual fee payable to AIM will be 2.50% of average daily net assets, and the minimum annual fee payable to AIM will be 0.50% of average daily net assets.

         In determining the Opportunities II Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities II for the twelve-month period ending on the last day of the prior month (the "Opportunities II Performance Period") to the investment record of the Mid Cap Index during the Opportunities II Performance Period. The investment performance of Opportunities II will be determined by adding together
(i) the change in the net asset value of the Class A shares during the Opportunities II Performance Period, (ii) the value of cash distributions made by Opportunities II to holders of Class A shares to the end of the Opportunities II Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities II Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Opportunities II Performance Period. The investment record of the Mid Cap Index will be determined by adding together (i) the change in the level of the Mid Cap Index during the Opportunities II Performance Period and (ii) the value, computed consistently with the Mid Cap Index, of cash distributions made by companies whose securities comprise the Mid Cap Index accumulated to the end of the Opportunities II Performance Period, and will be expressed as a percentage of the Mid Cap Index level at the beginning of such period.

         After it determines any Opportunities II Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities II Fee Adjustment by the average daily net assets of Opportunities II during the Opportunities II Performance Period and dividing that number by the number of days in the

Opportunities II Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

         If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities II than is the Mid Cap Index, the trustees may change the securities index used to compute the Opportunities II Fee Adjustment. If the trustees do so, the new securities index (the "New Mid Cap Index") will be applied prospectively to determine the amount of the Opportunities II Fee Adjustment. The Mid Cap Index will continue to be used to determine the amount of the Opportunities II Fee Adjustment for that part of the Opportunities II Performance Period prior to the effective date of the New Mid Cap Index. A change in the Mid Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

         The amount Opportunities II will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities II and the Mid Cap Index.

         For the advisory services it provides to Opportunities III, AIM is entitled to receive a base management fee calculated at the annual rate of 1.50% of Opportunities III's average daily net assets (the "Opportunities III Base Fee"). This Opportunities III Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities III exceeds the sum of 2.00% and the investment record of the S&P 500 Index (the "Large Cap Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Large Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities III (the "Opportunities III Fee Adjustment"). The maximum or minimum Opportunities III Fee Adjustment, if any, will be 1.00% annually.

         The maximum annual fee payable to AIM will be 2.50% of average daily net assets, and the minimum annual fee payable to AIM will be 0.50% of average daily net assets.

         In determining the Opportunities III Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities III for the twelve-month period ending on the last day of the prior month (the "Opportunities III Performance Period") to the investment record of the Large Cap Index during the Opportunities III Performance Period. The investment performance of Opportunities III will be determined by adding together (i) the change in the net asset value of the Class A shares during the Opportunities III Performance Period, (ii) the value of cash distributions made by Opportunities III to holders of Class A shares to the end of the Opportunities III Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities III Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Opportunities III Performance Period. The investment record of the Large Cap Index will be determined by adding together
(i) the change in the level of the Large Cap Index during the Opportunities III Performance Period and (ii) the value, computed consistently with the Large Cap Index, of cash distributions made by companies whose securities comprise the Large Cap Index accumulated to the end of the Opportunities III Performance Period, and will be expressed as a percentage of the Large Cap Index level at the beginning of such period.

         After it determines any Opportunities III Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities III Fee Adjustment by the average daily net assets of Opportunities III during the Opportunities III Performance Period and dividing that number by the number of days in the Opportunities III Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

         If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities III than is the Large Cap Index, the trustees may change the securities index used to compute the Opportunities III Fee Adjustment. If the trustees do so, the new securities index (the "New Large Cap Index") will be applied prospectively to determine the amount of the Opportunities III Fee Adjustment. The Large Cap Index will continue to be used to determine the amount of the Opportunities III Fee Adjustment for that part of the Opportunities III Performance Period prior to the effective date of the New Large Cap Index. A change in the Large Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

         The amount Opportunities III will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities III and the Large Cap Index.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2002, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. See "Investment Strategies and Risks - Other Investments - Other Investment Companies."

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last four fiscal periods are found in Appendix E.


SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last four fiscal periods are found in Appendix F.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AFS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last four fiscal periods are found in Appendix G.

COMMISSIONS

         During the last four fiscal periods, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2002, are found in Appendix H.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2002, is found in Appendix H.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

          Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.


CATEGORY I FUNDS
AIM Aggressive Growth Fund                   AIM Large Cap Growth Fund
AIM Asia Pacific Growth Fund                 AIM Libra Fund
AIM Basic Value Fund                         AIM Mid Cap Basic Value Fund
AIM Blue Chip Fund                           AIM Mid Cap Core Equity Fund
AIM Capital Development Fund                 AIM Mid Cap Growth Fund
AIM Charter Fund                             AIM New Technology Fund
AIM Constellation Fund                       AIM Opportunities I Fund
AIM Dent Demographic Trends Fund             AIM Opportunities II Fund
AIM Emerging Growth Fund                     AIM Opportunities III Fund
AIM European Growth Fund                     AIM Premier Equity Fund
AIM European Small Company Fund              AIM Premier Equity II Fund
AIM Global Utilities Fund                    AIM Select Equity Fund
AIM International Core Equity Fund           AIM Small Cap Equity Fund
AIM International Emerging Growth Fund       AIM Small Cap Growth Fund
AIM International Growth Fund                AIM Weingarten Fund
AIM Large Cap Basic Value Fund               AIM Worldwide Spectrum Fund
AIM Large Cap Core Equity Fund

                                                                                           Dealer
                                                         Investor's Sales Charge         Concession
                                                        -------------------------       -------------

                                                            As a          As a              As a
                                                         Percentage    Percentage        Percentage
                                                        of the Public  of the Net       of the Public
                  Amount of Investment in                 Offering       Amount           Offering
                    Single Transaction(1)                   Price       Invested           Price
                  -----------------------               ------------   ----------       -------------
                          Less than $   25,000              5.50%          5.82%            4.75%
             $ 25,000 but less than $   50,000              5.25           5.54             4.50
             $ 50,000 but less than $  100,000              4.75           4.99             4.00
             $100,000 but less than $  250,000              3.75           3.90             3.00
             $250,000 but less than $  500,000              3.00           3.09             2.50
             $500,000 but less than $1,000,000              2.00           2.04             1.60


(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.


CATEGORY II FUNDS
AIM Balanced Fund                                     AIM Global Trends Fund
AIM Basic Balanced Fund                               AIM High Income Municipal Fund
AIM Developing Markets Fund                           AIM High Yield Fund
AIM Global Aggressive Growth Fund                     AIM High Yield Fund II
AIM Global Energy Fund                                AIM Income Fund
AIM Global Financial Services Fund                    AIM Intermediate Government Fund
AIM Global Growth Fund                                AIM Municipal Bond Fund
AIM Global Health Care Fund                           AIM Real Estate Fund
AIM Global Income Fund                                AIM Strategic Income Fund
AIM Global Science and Technology Fund                AIM Total Return Bond Fund


                                                                                                   Dealer
                                                             Investor's Sales Charge            Concession
                                                            --------------------------         -------------
                                                                As a           As a                 As a
                                                             Percentage     Percentage           Percentage
                                                            of the Public   of the Net         of the Public
                  Amount of Investment in                     Offering        Amount             Offering
                    Single Transaction                          Price        Invested             Price
                  -----------------------                   -------------   ----------         -------------
                          Less than $    50,000                  4.75%        4.99%                4.00%
             $ 50,000 but less than $   100,000                  4.00         4.17                 3.25
             $100,000 but less than $   250,000                  3.75         3.90                 3.00
             $250,000 but less than $   500,000                  2.50         2.56                 2.00
             $500,000 but less than $1,000,000                   2.00         2.04                 1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund


                                                                                                   Dealer
                                                             Investor's Sales Charge             Concession
                                                            --------------------------          --------------
                                                                As a           As a                 As a
                                                             Percentage     Percentage           Percentage
                                                            of the Public   of the Net          of the Public
                  Amount of Investment in                     Offering        Amount             Offering
                    Single Transaction                          Price        Invested             Price
                  -----------------------                   -------------   ----------          -------------

                           Less than $  100,000                  1.00%         1.01%              0.75%
              $100,000 but less than $  250,000                  0.75          0.76               0.50
              $250,000 but less than $1,000,000                  0.50          0.50               0.40

         Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

                              1% of the first $2 million

                              plus 0.80% of the next $1 million

                              plus 0.50% of the next $17 million

                              plus 0.25% of amounts in excess of $20 million

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value "NAV" to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                              0.50% of the first $2 million

                              plus 0.25% of amounts in excess of $20 million

          This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children);

         o any trust established exclusively for the benefit of an individual;

         o a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         o        a qualified tuition plan account, maintained pursuant to
                  Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         o a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the
                  Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

                  a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

                  b. each transmittal is accompanied by a single check or wire transfer; and

                  c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.


OTHER GROUPS

         o any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

         Calculating the Initial Sales Charge

         o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

         o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

         o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

         o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

     o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 31, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

    o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

    o Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

    o    AIM Management and its affiliates, or their clients;

    o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

    o Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

    o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

    o    Purchases through approved fee-based programs;

    o Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

            a.  a plan's initial investment is at least $1 million;

            b.  the employer or plan sponsor signs a $1 million LOI;

            c. there are at least 100 employees eligible to participate in the plan; or

            d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

            e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

            f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

    o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

    o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

    o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

    o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

    o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

    o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

    o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

    o    Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code; and

    o Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

    o    the reinvestment of dividends and distributions from a Fund;

    o    exchanges of shares of certain Funds;

    o    use of the reinstatement privilege; or

    o    a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                              0.75% of the first $5 million

                              plus 0.50% of amounts in excess of $5 million


         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice.

An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Redemption Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001, and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I or II Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         o        Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 (and through October 30, 2002 with respect to Category III Funds), unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares; and

         o Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         o Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

         o Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

         o        Investment account(s) of AIM.

         CDSCs will not apply to the following redemptions of Class C shares:

         o A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

         o A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

         o Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         o Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AFS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on October 31, 2002, AIM Opportunities II Fund - Class A shares had a net asset value per share of $13.70. The offering price, assuming an initial sales charge of 5.50%, therefore was $14.50.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ

National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.


         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.


BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding rate decreases in phases to 28% for distributions made in the year 2006 and thereafter.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions. It is each Funds' intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return on capital to the shareholder with respect to such shares even though it would be subject to income taxes.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition.

         BACKUP WITHHOLDING. The Funds may be required to withhold as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of dividends from income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.


         FUND                                                 CLASS A            CLASS B           CLASS C
         ----                                                 -------            -------           -------
         AIM  Opportunities I Fund                              0.35%             1.00%            1.00%
         AIM  Opportunities II Fund                             0.35              1.00             1.00
         AIM  Opportunities III Fund                            0.35              1.00             1.00

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares or Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix I for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2002 and Appendix J for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2002.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last four fiscal periods are found in Appendix K.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.


Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                        n
                                   P(1+T) = ERV

Where           P   =   a hypothetical initial payment of $1,000;

                T   =   average annual total return (assuming the applicable
                        maximum sales load is deducted at the beginning of the one, five or ten year periods);

                n   =   number of years; and

                ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the one, five or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, 2002 are found in Appendix L.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                        n
                                   P(1+U) = ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of only
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.


         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000;

                V      =   cumulative total return assuming payment of all of, a
                           stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:
                                      n
                                 P(1+T) = ATV(D)

where           P      =   a hypothetical initial payment of $1,000;

                T      =   average annual total return (after taxes on
                           distributions);

                n      =   number of years; and

                ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or 10-year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                     n
                                P(1+T) = ATV(DR)

where    P    =   a hypothetical initial payment of $1,000;

         T    =   average annual total return (after taxes on distributions and redemption);

         n    =   number of years; and

         ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments

         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Business Daily           U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                   Society of CLU & ChFC               Washington Post
         Financial Planning                 Kiplinger Letter                    CNN
         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Lipper Mid Cap Growth Fund Index
         Lipper Multi-Cap Core Fund Index
         Lipper Small Cap Growth Fund Index
         Lipper Large Cap Growth Fund Index
         Russell 1000 --Registered Trademark-- Growth Index
         Russell 2000 --Registered Trademark-- Index
         Russell 2000 --Registered Trademark-- Growth Index
         Russell Mid Cap --Registered Trademark-- Growth Index
         Russell Mid Cap --Registered Trademark-- Index
         Standard & Poor's 500 Stock Index
         Standard & Poor's MidCap 400 Stock Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

          An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

          Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                        TRUSTEES AND OFFICERS INFORMATION


                              As of January 1, 2003

    The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND       AND/OR                                                             OTHER
POSITION(s) HELD WITH THE TRUST   OFFICER                                                       DIRECTORSHIP(S)
     INTERESTED PERSONS            SINCE      PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS       HELD BY TRUSTEE
-------------------------------   --------    -------------------------------------------       ---------------

                                    1998     Director and Chairman, A I M Management Group      None
Robert H. Graham(1) --  1946                   Inc. (financial services holding company); and
Trustee, Chairman and President              Director and Vice Chairman, AMVESCAP PLC (parent
                                             of AIM and a global investment management firm);
                                             formerly, President and Chief Executive Officer,
                                             A I M Management Group Inc.; Director, Chairman
                                             and President, A I M Advisors, Inc. (registered
                                             investment advisor); Director and Chairman, A I
                                             M Capital Management, Inc. (registered
                                             investment advisor), A I M Distributors, Inc.
                                             (registered broker dealer), A I M Fund Services,
                                             Inc., (registered transfer agent), and Fund
                                             Management Company (registered broker dealer)

                                             Director, President and Chief Executive Officer,   Director, Chairman,
Mark H. Williamson(2) -- 1951       2003     A I M Management Group Inc. (financial services    President and Chief
Trustee and Executive Vice                   holding company); Director, Chairman and           Executive Officer,
President                                    President, A I M Advisors, Inc. (registered        INVESCO Bond Funds,
                                             investment advisor); Director, A I M Capital       Inc., INVESCO
                                             Management, Inc. (registered investment advisor)   Combination Stock &
                                             and A I M Distributors, Inc. (registered broker    Bond Funds, Inc.,
                                             dealer), Director and Chairman, A I M Fund         INVESCO Counselor
                                             Services, Inc. (registered transfer agent), and    Series Funds, Inc.,
                                             Fund Management Company (registered broker         INVESCO Global and
                                             dealer); and Chief Executive Officer, AMVESCAP     International
                                             PLC - AIM Division (parent of AIM and a global     Funds, Inc.,
                                             investment management firm); formerly, Director,   INVESCO Manager
                                             Chairman and Chief Executive Officer, INVESCO      Series Funds, Inc.,
                                             Funds Group, Inc.                                  INVESCO Money
                                                                                                Market Funds, Inc.,
                                                                                                INVESCO Sector
                                                                                                Funds, Inc.,
                                                                                                INVESCO Stock
                                                                                                Funds, Inc.,
                                                                                                INVESCO Treasurer's
                                                                                                Series


--------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson was elected Executive Vice President of the Trust on March 4, 2003.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND       AND/OR                                                            OTHER
POSITION(s) HELD WITH THE TRUST   OFFICER                                                       DIRECTORSHIP(S)
     INTERESTED PERSONS            SINCE     PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS       HELD BY TRUSTEE
-------------------------------   --------   -------------------------------------------       ---------------

                                                                                                Funds, Inc. and
                                                                                                INVESCO Variable
                                                                                                Investment
                                                                                                Funds, Inc.

INDEPENDENT TRUSTEES

                                    2001     Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
Frank S. Bayley -- 1939                                                                         (registered
Trustee                                                                                         investment company)

                                    1998     Chairman, Crockett Technology Associates           ACE Limited
Bruce L. Crockett -- 1944                    (technology consulting company)                    (insurance
Trustee                                                                                         company); and
                                                                                                Captaris, Inc.
                                                                                                (unified messaging
                                                                                                provider)

                                    2000     Director, Magellan Insurance Company; Member of    Cortland Trust,
Albert R. Dowden --  1941                    Advisory Board of Rotary Power International       Inc. (registered
Trustee                                      (designer, manufacturer, and seller of rotary      investment company)
                                             power engines); and Director, The Boss Group
                                             (private equity group); formerly, Director,
                                             President and Chief Executive Officer, Volvo
                                             Group North America, Inc.; Senior Vice
                                             President, AB Volvo; and director of various
                                             affiliated Volvo companies

                                    1998     Formerly, Chairman, Mercantile Mortgage Corp.;     None
Edward K. Dunn, Jr. -- 1935                  President and  Chief Operating Officer,
Trustee                                      Mercantile-Safe Deposit & Trust Co.; and
                                             President, Mercantile Bankshares Corp.

                                    1998     Chief Executive Officer, Twenty First Century      Administaff
Jack M. Fields -- 1952                       Group, Inc. (government affairs company) and
Trustee                                      Texana Timber LP


                                    1998     Partner, law firm of Kramer Levin Naftalis and     Cortland Trust,
Carl Frischling -- 1937                      Frankel LLP                                        Inc. (registered
Trustee                                                                                         investment company)

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND       AND/OR                                                            OTHER
POSITION(s) HELD WITH THE TRUST   OFFICER                                                       DIRECTORSHIP(S)
     INTERESTED PERSONS            SINCE     PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS        HELD BY TRUSTEE
-------------------------------   --------   -------------------------------------------        ---------------

                                    1998     Formerly, Chief Executive Officer, YWCA of the        None
Prema Mathai-Davis -- 1950                   USA
Trustee

                                    1998     Partner, law firm of Pennock & Cooper                 None
Lewis F. Pennock -- 1942
Trustee

                                    2001     Retired                                               None
Ruth H. Quigley -- 1935
Trustee

                                    1998     Executive Vice President, Hines (real estate          None
Louis S. Sklar -- 1939                       development company)
Trustee
OTHER OFFICERS

                                    1998     Director, Chairman and Director of Investments,       N/A
Gary T. Crum3 -- 1947                        A I M Capital Management, Inc.; Director and
Senior Vice President                        Executive Vice President, A I M Management Group
                                             Inc.; Director and Senior Vice President, A I M
                                             Advisors, Inc.; and Director, A I M
                                             Distributors, Inc. and AMVESCAP PLC; formerly,
                                             Chief Executive Officer and President, A I M
                                             Capital Management, Inc.

                                    1998     Director, Senior Vice President, General Counsel      N/A
Carol F. Relihan -- 1954                     and Secretary, A I M Advisors, Inc. and A I M
Senior Vice President and                    Management Group Inc.; Director, Vice President
Secretary                                    and General Counsel, Fund Management Company;
                                             and Vice President, A I M Fund Services, Inc.,
                                             A I M Capital Management, Inc. and A I M
                                             Distributors, Inc.

                                    2002     Managing Director and Chief Research Officer -        N/A
Stuart W. Coco -- 1955                       Fixed Income, A I M Capital Management, Inc.;
Vice President                               and Vice President, A I M Advisors, Inc.


                                    1998     Vice President and Chief Compliance Officer,          N/A
Melville B. Cox -- 1943                      A I M Advisors, Inc. and A I M Capital Management,
Vice President                               Inc.; and Vice President, A I M Fund Services,
                                             Inc.

----------

(3)  Information is current as of January 10, 2003.

                                  TRUSTEE
    NAME, YEAR OF BIRTH AND       AND/OR                                                            OTHER
POSITION(s) HELD WITH THE TRUST   OFFICER                                                       DIRECTORSHIP(S)
     INTERESTED PERSONS            SINCE     PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS       HELD BY TRUSTEE
-------------------------------   --------   -------------------------------------------       ---------------

                                    1999     Vice President , A I M Advisors, Inc., and         N/A
Edgar M. Larsen(3) -- 1940                     President, Chief Executive Officer and Chief
Senior Vice President                        Investment Officer, A I M Capital Management,
                                             Inc.

                                    1998     Vice President and Fund Treasurer, A I M           N/A
Dana R. Sutton -- 1959                       Advisors, Inc.
Vice President and
Treasurer

----------

(3)  Information is current as of January 10, 2003.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                    DOLLAR RANGE OF EQUITY SECURITIES              TRUSTEE IN THE AIM FAMILY OF
NAME OF TRUSTEE                            PER FUND                               Funds --Registered Trademark--
     ---------------                ---------------------------------            --------------------------------
Robert H. Graham            Opportunities III               $10,001-$50,000               Over $100,000

                            Opportunities I                   Over $100,000

Mark H. Williamson                                 -0-                                  $10,001 - $50,000

Frank S. Bayley                                   - 0 -                                 $10,001 - $50,000

Bruce L. Crockett                                 - 0 -                                    $1 - $10,000

Albert R. Dowden                                  - 0 -                                 $50,001 - $100,000

Edward K. Dunn, Jr.         Opportunities III                 Over $100,000               Over $100,000(4)

Jack M. Fields                                    - 0 -                                   Over $100,000(4)

Carl Frischling             Opportunities II                  Over $100,000               Over $100,000(4)


Prema Mathai-Davis          Opportunities III             $50,001 - $100,000              Over $100,000(4)

                            Opportunities II              $10,001 - $50,000


Lewis F. Pennock                                   -0-                                  $50,001 - $100,000

Ruth H. Quigley                                    -0-                                     $1 -$10,000

Louis S. Sklar                                    - 0 -                                   Over $100,000(4)

----------

(4) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002:


                                                                 RETIREMENT
                               AGGREGATE         BENEFITS         ESTIMATED          TOTAL
                              COMPENSATION       ACCRUED      ANNUAL BENEFITS    COMPENSATION
                               FROM THE           BY ALL            UPON         FROM ALL AIM
         TRUSTEE                TRUST(1)        AIM FUNDS(2)    RETIREMENT(3)       FUNDS(4)
-------------------------     ------------     ------------   ---------------    ------------
Frank S. Bayley               $      3,029     $    142,800     $     90,000     $    150,000
Bruce L. Crockett                    3,009           50,132           90,000          149,000
Owen Daly II(5)                        467           40,045           75,000              -0-
Albert R. Dowden                     3,029           57,955           90,000          150,000
Edward K. Dunn, Jr                   3,009           94,149           90,000          149,000
Jack M. Fields                       3,029           29,153           90,000          153,000
Carl Frischling(6)                   3,029           74,511           90,000          150,000
Prema Mathai-Davis                   3,029           33,931           90,000          150,000
Lewis F. Pennock                     3,114           54,802           90,000          154,000
Ruth H. Quigley                      3,029          142,502           90,000          153,000
Louis S. Sklar                       3,094           78,500           90,000          153,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2002, including earnings, was $14,137.

(2) During the fiscal year ended October 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $2,185.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(5)  Mr. Daly was a trustee on December 31, 2001, when he retired.

(6) During the fiscal year ended October 31, 2002, the Trust paid $17,714 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of February 10, 2003.

AIM OPPORTUNITIES I FUND


                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
------------------------------             -------------------        -------------------       -------------------
Merrill Lynch Pierce Fenner & Smith
Attn:  Fund Administration
4880 Deer Lake Dr. East                           9.17 %                    18.61 %                    35.55%
2nd Floor
Jacksonville, FL  32246

AIM  OPPORTUNITIES II FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-------------------                        -------------------        -------------------       -------------------
Merrill Lynch Pierce Fenner & Smith
Attn:  Fund Administration
4880 Deer Lake Dr. East                           8.85%                     17.84%                     25.17%
2nd Floor
Jacksonville, FL  32246

Smith Barney
Attn:  Cindy Tempesta
333 West 34th Street                               N/A                       5.42%                      N/A
7th Floor
New York, NY 10001-2483

AIM OPPORTUNITIES III FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-------------------                        -------------------        -------------------       -------------------

Merrill Lynch Pierce Fenner & Smith
Attn:  Fund Administration
4880 Deer Lake Dr. East                           7.77%                     20.05%                     18.14%
2nd Floor
Jacksonville, FL  32246

MANAGEMENT OWNERSHIP

As of February 10, 2003, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of each Fund.

                                   APPENDIX E

                                 MANAGEMENT FEES

For the last four fiscal periods*, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

FUND NAME                      YEAR ENDED OCTOBER 31, 2002                       YEAR ENDED OCTOBER 31, 2001
                      ----------------------------------------------     ----------------------------------------------
                                                           NET                               NET
                       MANAGEMENT       MANAGEMENT      MANAGEMENT        MANAGEMENT      MANAGEMENT       MANAGEMENT
                      FEE PAYABLE      FEE WAIVERS       FEE PAID        FEE PAYABLE      FEE WAIVERS        FEE PAID
                      ------------     ------------     ------------     ------------     ------------     ------------
AIM Opportunities
I Fund                $  1,092,765     $      8,207     $  1,084,558     $  4,539,159     $      1,863     $  4,537,296

AIM Opportunities
II Fund                  1,348,706            3,049        1,345,657        3,345,050              638        3,344,412

AIM Opportunities
III  Fund                1,459,196            2,317        1,456,879        9,034,396            2,134        9,032,262


FUND NAME                  THREE MONTHS ENDED OCTOBER 31, 2000                      YEAR ENDED JULY 31, 2000
                      ----------------------------------------------     ----------------------------------------------
                                                           NET                               NET
                       MANAGEMENT       MANAGEMENT      MANAGEMENT        MANAGEMENT      MANAGEMENT       MANAGEMENT
                      FEE PAYABLE       FEE WAIVERS      FEE PAID        FEE PAYABLE      FEE WAIVERS       FEE PAID
                      ------------     ------------     ------------     ------------     ------------     ------------
AIM Opportunities
I Fund                $  2,144,302              -0-     $  2,144,302     $  6,847,355              -0-     $  6,847,355

AIM Opportunities
II Fund                  2,520,560              -0-        2,520,560        5,153,525              -0-        5,153,525

AIM Opportunities
III  Fund                2,203,831              -0-        2,203,831          749,188     $     39,872     $    709,316

* During 2000, the Trust's fiscal year end was changed from July 31st to October 31st.

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last four fiscal periods*:

                                                               THREE MONTHS
                          YEAR ENDED         YEAR ENDED           ENDED           YEAR ENDED
     FUND NAME         OCTOBER 31, 2002   OCTOBER 31, 2001   OCTOBER 31, 2000    JULY 31, 2000
-------------------    ----------------   ----------------   ----------------    --------------
AIM Opportunities I
Fund**                  $      107,247     $      123,970     $       32,899     $      126,377

AIM Opportunities
II Fund                         73,948            112,487             31,505             86,581

AIM Opportunities
III Fund                        78,368            119,541             30,873             29,372

* During 2000, the Trust's fiscal year end was changed from July 31st to October 31st.

                                   APPENDIX G

                              BROKERAGE COMMISSIONS


Brokerage commissions(1) paid by each of the Funds listed below during the last four fiscal periods(2), were as follows:


                                  YEAR ENDED       YEAR ENDED     THREE MONTHS ENDED     YEAR ENDED
                                  OCTOBER 31,      OCTOBER 31,        OCTOBER 31,         JULY 31,
               FUND                 2002(4)          2001(3)             2000              2000
---------------------------     -------------     -------------   ------------------   -------------
AIM Opportunities I Fund        $   5,194,583     $   7,627,304     $   2,158,595      $   4,525,859
AIM Opportunities II Fund           2,955,539         6,136,332         2,029,615          3,485,495
AIM Opportunities  III Fund         3,438,003         7,799,570         1,481,795            544,223

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) During 2000, the Trust's fiscal year end was changed from July 31st to October 31st.

(3) The increase in the brokerage commissions paid by each of the Funds for the fiscal year ended October 31, 2001, as compared to the two prior fiscal periods, was due to fluctuations in asset levels, increased portfolio turnover, record market volatility and an increase in transactions on which commissions were paid.

(4) The decrease in the brokerage commissions paid by each of the Funds for the fiscal year ended October 31, 2002, as compared to the prior fiscal year, was due to lower turnover and reduced asset levels.

                                   APPENDIX H

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended October 31, 2002, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                                                     Related
Fund                                                 Transactions              Brokerage Commissions
----                                                 ------------              ---------------------

AIM Opportunities I Fund                            $ 200,491,095                $   403,671
AIM Opportunities II Fund                             125,027,442                    215,258
AIM Opportunities III Fund                            160,021,131                    261,851

         During the last fiscal year ended October 31, 2002, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:



              Fund                          Security                                Market Value
              ----                          --------                                ------------
AIM Opportunities I Fund
      Raymond James Financial, Inc.         Common Stock                         $      9,390,000
      Edwards (A.G.), Inc.                  Common Stock                                4,112,500

AIM Opportunities II Fund
      Edwards (A.G.), Inc.                  Common Stock                         $      3,290,000
      Legg Mason, Inc.                      Common Stock                                2,787,600
      Lehman Brothers Holdings Inc.         Common Stock                                1,864,450

AIM Opportunities III Fund
      Morgan Stanley                        Common Stock                         $      3,113,600
      Lehman Brothers Holdings              Common Stock                                3,063,025

                                   APPENDIX I

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended October 31, 2002 is as follows:


                                                      CLASS A                 CLASS B                   CLASS C
FUND                                                   SHARES                  SHARES                    SHARES
-------------------------                             ---------              -----------                ---------

AIM Opportunities I Fund                              $ 599,495              $ 1,792,366                $ 236,762
AIM Opportunities II Fund                               318,838                1,032,248                  419,608
AIM Opportunities III Fund                              335,855                1,141,328                  463,335

                                   APPENDIX J

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the year ended October 31, 2002 follows:



                                                  PRINTING &                         UNDERWRITERS         DEALERS
                                ADVERTISING         MAILING          SEMINARS        COMPENSATION      COMPENSATION
                               -------------     -------------     -------------     -------------     -------------

AIM Opportunities I Fund       $       5,582     $         682     $       2,143     $         -0-     $     591,088
AIM Opportunities II Fund              2,837               356             1,064               -0-           314,582
AIM Opportunities III Fund             3,462               434             1,113               -0-           330,844

         An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the year ended October 31, 2002 follows:


                                                   PRINTING &                        UNDERWRITERS         DEALERS
                                ADVERTISING         MAILING          SEMINARS        COMPENSATION      COMPENSATION
                               -------------     -------------     -------------     -------------     -------------
AIM Opportunities I Fund       $       4,506     $         538     $       1,681     $   1,344,274     $     441,367
AIM Opportunities II Fund              3,071               352             1,223           774,186           253,416
AIM Opportunities III Fund               771                98               271           855,996           284,192

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended October 31, 2002 follows:


                                                  PRINTING &                         UNDERWRITERS         DEALERS
                                ADVERTISING        MAILING           SEMINARS        COMPENSATION      COMPENSATION
                               -------------     -------------     -------------     -------------     -------------
AIM Opportunities I Fund       $         869     $          86     $         -0-     $       8,598     $     227,209
AIM Opportunities II Fund                835               106               235             5,295           413,137
AIM Opportunities III Fund             1,076               123               343             8,708           453,085

                                   APPENDIX K

                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last four fiscal periods*:


                                       YEAR ENDED                YEAR ENDED              PERIOD ENDED              YEAR ENDED
                                    OCTOBER 31, 2002          OCTOBER 31, 2001         OCTOBER 31, 2000          JULY 31, 2000
                                -----------------------   -----------------------   ----------------------   ----------------------
                                  SALES       AMOUNT        SALES        AMOUNT       SALES       AMOUNT        SALES      AMOUNT
                                 CHARGES     RETAINED      CHARGES      RETAINED     CHARGES     RETAINED      CHARGES    RETAINED
                                ----------   ----------   ----------   ----------   ----------  ----------   ----------  ----------

AIM Opportunities I Fund        $   81,019   $   12,716   $  197,120   $   32,380   $   88,741  $   18,004   $1,732,710  $  280,701
AIM Opportunities II Fund           40,946        5,846      153,796       25,110       96,517      15,999    5,980,413     894,229
AIM Opportunities III Fund          43,847        8,811      386,125       58,150    4,189,835     669,665    2,335,622     355,159

* During 2000, the Trust's fiscal year end was changed from July 31st to October 31st.


         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the last four fiscal periods*:


                                  YEAR ENDED         YEAR ENDED         PERIOD ENDED         YEAR ENDED
                               OCTOBER 31, 2002   OCTOBER 31, 2001    OCTOBER 31, 2000     JULY 31, 2000
                               ----------------   ----------------    ----------------     ---------------

AIM Opportunities I Fund**     $         1,778     $        41,997     $         3,639     $        38,002
AIM Opportunities II Fund                3,583              73,666              18,349              28,018
AIM Opportunities III Fund               4,917             172,168               3,638               3,607

* During 2000, the Trust's fiscal year end was changed from July 31st to October 31st.

** Class B and Class C shares of Opportunities I each commenced sales on March 31, 2000.

                                   APPENDIX L

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

         The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:


                                                                               PERIODS ENDED
                                                                              OCTOBER 31, 2002
                                                                         -----------------------------
                                                                                            SINCE             INCEPTION
          CLASS A SHARES                1 YEAR            5 YEARS          10 YEARS        INCEPTION             DATE
---------------------------          ------------       ------------     ------------     ------------       ------------
AIM Opportunities I Fund                   (23.60)%            N/A              N/A           13.07%            06/29/98
AIM Opportunities II Fund                  (19.69)%            N/A              N/A            9.82%            12/30/98
AIM Opportunities III Fund                 (24.41)%            N/A              N/A          (12.36)%           12/30/99

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                                PERIODS ENDED
                                                                              OCTOBER 31, 2002
                                                                         -----------------------------
                                                                                             SINCE           INCEPTION
      CLASS B SHARES                   1 YEAR            5 YEARS          10 YEARS         INCEPTION            DATE
---------------------------          ------------       ------------     ------------     ------------       ------------
AIM Opportunities I Fund              (23.72)%              N/A              N/A            13.36%             07/13/98
AIM Opportunities II Fund             (19.83)%              N/A              N/A           (10.05)%            11/12/99
AIM Opportunities III Fund            (24.67)%              N/A              N/A           (21.13)%            03/31/00

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                                  PERIODS ENDED
                                                                                OCTOBER 31, 2002
                                                                         -------------------------------
                                                                                               SINCE             INCEPTION
        CLASS C SHARES                  1 YEAR            5 YEARS          10 YEARS          INCEPTION             DATE
-----------------------------        -------------     -------------     -------------     -------------       -------------
AIM Opportunities I Fund               (20.55)%               N/A               N/A             11.69%           12/30/98
AIM Opportunities II Fund              (16.45)%               N/A               N/A             (9.12)%          11/12/99
AIM Opportunities III Fund             (21.41)%               N/A               N/A            (20.22)%          03/31/00

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                               PERIODS ENDED
                                                                              OCTOBER 31, 2002
                                                                        -------------------------------
                                                                                              SINCE             INCEPTION
      CLASS A SHARES                   1 YEAR            5 YEARS          10 YEARS          INCEPTION              DATE
--------------------------          -------------     -------------     -------------     -------------       -------------

AIM Opportunities I Fund              (23.60)%               N/A               N/A             70.42%           06/29/98
AIM Opportunities II Fund             (19.69)%               N/A               N/A             43.24%           12/30/98
AIM Opportunities III Fund            (24.41)%               N/A               N/A            (31.24)%          12/30/99

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                               PERIODS ENDED
                                                                             OCTOBER 31, 2002
                                                                      -------------------------------
                                                                                           SINCE              INCEPTION
       CLASS B SHARES                  1 YEAR          5 YEARS          10 YEARS          INCEPTION              DATE
--------------------------         -------------    -------------     -------------     -------------       -------------
AIM Opportunities I Fund              (23.72)%               N/A               N/A             71.52%           07/13/98
AIM Opportunities II Fund             (19.83)%               N/A               N/A            (26.99)%          11/12/99
AIM Opportunities III Fund            (24.67)%               N/A               N/A            (45.87)%          03/31/00

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                                  PERIODS ENDED
                                                                                OCTOBER 31, 2002
                                                                          -------------------------------
                                                                                              SINCE               INCEPTION
      CLASS C SHARES                   1 YEAR             5 YEARS           10 YEARS         INCEPTION               DATE
---------------------------         -------------       -------------     -------------     -------------       -------------
AIM Opportunities I Fund               (20.55)%               N/A               N/A             52.79%           12/30/98
AIM Opportunities II Fund              (16.45)%               N/A               N/A            (24.73)%          11/12/99
AIM Opportunities III Fund             (21.41)%               N/A               N/A            (44.25)%          03/31/00

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                               PERIODS ENDED
                                                                              OCTOBER 31, 2002
                                                                           -----------------------
                                                                                           SINCE         INCEPTION
      CLASS A SHARES                          1 YEAR         5 YEARS       10 YEARS      INCEPTION         DATE
      --------------                          ------         -------       --------      ---------       ---------
AIM Opportunities I Fund                      (23.60)%           N/A            N/A          8.84%        06/29/98
AIM Opportunities II Fund                     (19.69)%           N/A            N/A          8.73%        12/30/98
AIM Opportunities III Fund                    (24.41)%           N/A            N/A        (12.65)%       12/30/99

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                               PERIODS ENDED
                                                                              OCTOBER 31, 2002
                                                                        -------------------------------
                                                                                             SINCE              INCEPTION
     CLASS B SHARES                    1 YEAR            5 YEARS          10 YEARS         INCEPTION              DATE
---------------------------         -------------     -------------     -------------     -------------       -------------
AIM Opportunities I Fund               (23.72)%               N/A               N/A              8.96%           07/13/98
AIM Opportunities II Fund              (19.83)%               N/A               N/A            (10.06)%          11/12/99
AIM Opportunities III Fund             (24.67)%               N/A               N/A            (21.42)%          03/31/00

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                               PERIODS ENDED
                                                                             OCTOBER 31, 2002
                                                                       -----------------------------
                                                                                           SINCE            INCEPTION
    CLASS C SHARES                    1 YEAR            5 YEARS          10 YEARS        INCEPTION             DATE
---------------------------         ------------      ------------     ------------     ------------       ------------
AIM Opportunities I Fund              (20.55)%              N/A              N/A             6.90%          12/30/98
AIM Opportunities II Fund             (16.45)%              N/A              N/A            (9.13)%         11/12/99
AIM Opportunities III Fund            (21.41)%              N/A              N/A           (20.51)%         03/31/00

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:




                                                                                    PERIODS ENDED
                                                                                   OCTOBER 31, 2002
                                                                           -------------------------------
                                                                                                SINCE           INCEPTION
    CLASS A SHARES                      1 YEAR              5 YEARS           10 YEARS         INCEPTION           DATE
----------------------------         -------------       -------------     -------------     -------------     -------------
AIM Opportunities I Fund               (14.49)%               N/A               N/A              9.75%           06/29/98
AIM Opportunities II Fund              (12.09)%               N/A               N/A              7.60%           12/30/98
AIM Opportunities III Fund             (14.99)%               N/A               N/A             (9.65)%          12/30/99

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                               PERIODS ENDED
                                                                             OCTOBER 31, 2002
                                                                       -------------------------------
                                                                                            SINCE              INCEPTION
       CLASS B SHARES                 1 YEAR             5 YEARS         10 YEARS          INCEPTION             DATE
--------------------------         -------------     -------------     -------------     -------------       -------------
AIM Opportunities I Fund              (14.56)%               N/A               N/A              9.99%           07/13/98
AIM Opportunities II Fund             (12.17)%               N/A               N/A             (7.87)%          11/12/99
AIM Opportunities III Fund            (15.15)%               N/A               N/A            (16.21)%          03/31/00

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:


                                                                                 PERIODS ENDED
                                                                              OCTOBER 31, 2002
                                                                       -------------------------------
                                                                                             SINCE             INCEPTION
      CLASS C SHARES                  1 YEAR            5 YEARS          10 YEARS          INCEPTION              DATE
-----------------------------      -------------     -------------     -------------     -------------       -------------
AIM Opportunities I Fund              (12.62)%               N/A               N/A              8.43%           12/30/98
AIM Opportunities II Fund             (10.10)%               N/A               N/A             (7.16)%          11/12/99
AIM Opportunities III Fund            (13.15)%               N/A               N/A            (15.55)%          03/31/00

                              FINANCIAL STATEMENTS
























                                       FS

Report of Independent Auditors

To the Shareholders of AIM Opportunities I Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities I Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities I Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-85.38%

Aerospace & Defense-0.83%

Allied Research Corp.(a)                          100,000   $  1,710,000
------------------------------------------------------------------------
InVision Technologies, Inc.(a)                     25,000        885,250
========================================================================
                                                               2,595,250
========================================================================

Airlines-0.54%

JetBlue Airways Corp.(a)(b)                        41,600      1,680,224
========================================================================

Apparel Retail-4.15%

Charlotte Russe Holding Inc.(a)                   220,000      2,717,000
------------------------------------------------------------------------
Charming Shoppes, Inc.(a)(b)                      553,000      2,543,800
------------------------------------------------------------------------
Chico's FAS, Inc.(a)                              100,000      1,930,000
------------------------------------------------------------------------
Gymboree Corp. (The)(a)                            60,000      1,101,600
------------------------------------------------------------------------
Hot Topic, Inc.(a)(b)                              85,000      1,657,500
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             50,000      1,168,500
------------------------------------------------------------------------
Too Inc.(a)                                        75,000      1,897,500
========================================================================
                                                              13,015,900
========================================================================

Apparel, Accessories & Luxury Goods-0.89%

Ashworth, Inc.(a)                                 300,000      1,590,000
------------------------------------------------------------------------
Quicksilver, Inc.(a)                               50,000      1,200,500
========================================================================
                                                               2,790,500
========================================================================

Application Software-3.22%

FactSet Research Systems Inc.                      30,000        820,500
------------------------------------------------------------------------
Informatica Corp.(a)                              600,000      3,120,000
------------------------------------------------------------------------
Macromedia, Inc.(a)                               175,000      1,961,750
------------------------------------------------------------------------
National Instruments Corp.(a)                     100,000      2,869,000
------------------------------------------------------------------------
SafeNet, Inc.(a)                                   79,500      1,334,805
========================================================================
                                                              10,106,055
========================================================================

Banks-0.22%

Community First Bankshares, Inc.                   25,000        685,250
========================================================================

Biotechnology-1.91%

Connectics Corp.(a)                               225,000      2,875,500
------------------------------------------------------------------------
Digene Corp.(a)                                   250,000      2,072,500
------------------------------------------------------------------------
Harvard Bioscience, Inc.(a)                       347,900      1,043,700
========================================================================
                                                               5,991,700
========================================================================

Broadcasting & Cable TV-1.84%

Cox Radio, Inc.-Class A(a)                        180,000      4,273,200
------------------------------------------------------------------------
Spanish Broadcasting System, Inc.(a)              225,000      1,491,750
========================================================================
                                                               5,764,950
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Casinos & Gambling-1.43%

Mandalay Resort Group(a)                           85,000   $  2,404,650
------------------------------------------------------------------------
Penn National Gaming, Inc.(a)                     100,000      2,068,000
========================================================================
                                                               4,472,650
========================================================================

Catalog Retail-0.93%

dELiA*s Corp.-Class A(a)                        1,090,000        545,000
------------------------------------------------------------------------
J. Jill Group, Inc.(a)                            110,000      2,371,600
========================================================================
                                                               2,916,600
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.61%

AGCO Corp.(a)                                      75,000      1,905,000
========================================================================

Consumer Electronics-0.36%

Harman International Industries, Inc.              20,300      1,136,800
========================================================================

Consumer Finance-0.50%

Providian Financial Corp.(a)                      350,000      1,557,500
========================================================================

Diversified Commercial Services-2.42%

Coinstar, Inc.(a)                                 100,000      2,999,000
------------------------------------------------------------------------
FTI Consulting, Inc.(a)                            25,000      1,040,000
------------------------------------------------------------------------
Regis Corp.                                        35,000      1,026,900
------------------------------------------------------------------------
Sourcecorp, Inc.(a)                               110,000      2,522,300
========================================================================
                                                               7,588,200
========================================================================

Diversified Financial Services-5.42%

Edwards (A.G.), Inc.(b)                           125,000      4,112,500
------------------------------------------------------------------------
Investors Financial Services Corp.                 80,000      2,453,600
------------------------------------------------------------------------
Jefferies Group, Inc.                              25,000      1,041,250
------------------------------------------------------------------------
Raymond James Financial, Inc.                     300,000      9,390,000
========================================================================
                                                              16,997,350
========================================================================

Electronic Equipment & Instruments-5.70%

Electro Scientific Industries, Inc.(a)            100,000      1,868,000
------------------------------------------------------------------------
FLIR Systems, Inc.(a)                              50,000      2,366,500
------------------------------------------------------------------------
Intermagnetics General Corp.(a)                    45,000        858,600
------------------------------------------------------------------------
Keithley Instruments, Inc.                         75,000        660,000
------------------------------------------------------------------------
Merix Corp.(a)                                    600,000      5,406,000
------------------------------------------------------------------------
Photon Dynamics, Inc.(a)                           75,000      1,607,250
------------------------------------------------------------------------
Plexus Corp.(a)                                   200,000      2,146,000
------------------------------------------------------------------------
Varian Inc.(a)                                    100,000      2,941,000
========================================================================
                                                              17,853,350
========================================================================

Environmental Services-0.82%

Stericycle, Inc.(a)                                50,000      1,665,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Environmental Services-(Continued)

Waste Connections, Inc.(a)                         25,000   $    914,500
========================================================================
                                                               2,579,500
========================================================================

Health Care Distributors & Services-2.61%

AMN Healthcare Services, Inc.(a)                  200,000      2,892,000
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                     30,000        731,700
------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          93,700      2,965,605
------------------------------------------------------------------------
Specialty Laboratories, Inc.(a)                   190,800      1,606,536
========================================================================
                                                               8,195,841
========================================================================

Health Care Equipment-6.87%

Cyberonics, Inc.(a)                               110,000      1,760,000
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            84,800      2,425,280
------------------------------------------------------------------------
Hologic, Inc.(a)                                  225,000      2,783,025
------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                  105,000      1,451,100
------------------------------------------------------------------------
Kyphon Inc.(a)                                    210,000      1,986,600
------------------------------------------------------------------------
Med-Design Corp. (The)(a)                         344,500      1,722,500
------------------------------------------------------------------------
Respironics, Inc.(a)                               25,000        798,500
------------------------------------------------------------------------
STERIS Corp.(a)                                    85,000      2,255,050
------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)            80,000      2,237,600
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)(b)                  240,000      4,130,640
========================================================================
                                                              21,550,295
========================================================================

Health Care Facilities-0.24%

VCA Antech, Inc.(a)                                50,000        748,500
========================================================================

Health Care Supplies-1.16%

Coopers Cos., Inc.                                 15,000        795,000
------------------------------------------------------------------------
Interpore International, Inc.(a)                  121,000        707,850
------------------------------------------------------------------------
Ocular Sciences, Inc.(a)                          100,000      2,135,000
========================================================================
                                                               3,637,850
========================================================================

Homebuilding-1.00%

William Lyon Homes, Inc.(a)                       130,000      3,139,500
========================================================================

Hotels, Resorts & Cruise Lines-1.00%

Intrawest Corp. (Canada)                          230,000      3,128,000
========================================================================

Household Products-0.68%

Dial Corp. (The)                                  100,000      2,126,000
========================================================================

Integrated Telecommunication Services-0.70%

Intrado Inc.(a)                                   226,600      2,191,222
========================================================================

Internet Software & Services-2.42%

Fidelity National Information Solutions,
  Inc.(a)                                         153,600      2,939,904
------------------------------------------------------------------------
Internet Security Systems, Inc.(a)                 50,000        923,000
------------------------------------------------------------------------
Netegrity, Inc.(a)                                971,400      1,865,088
------------------------------------------------------------------------
Overture Services, Inc.(a)                         35,000        963,550
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Internet Software & Services-(Continued)

Websense, Inc.(a)                                  45,000   $    908,550
========================================================================
                                                               7,600,092
========================================================================

IT Consulting & Services-5.20%

American Management Systems, Inc.(a)               25,000        300,500
------------------------------------------------------------------------
Anteon International Corp.(a)                      75,600      1,738,800
------------------------------------------------------------------------
CACI International Inc.-Class A(a)                120,000      4,909,200
------------------------------------------------------------------------
Forrester Research, Inc.(a)                       200,000      2,760,000
------------------------------------------------------------------------
Gartner, Inc.-Class A(a)                          300,000      2,400,000
------------------------------------------------------------------------
Keane, Inc.(a)                                    175,000      1,442,000
------------------------------------------------------------------------
Tier Technologies, Inc.-Class B(a)                145,000      2,762,250
========================================================================
                                                              16,312,750
========================================================================

Leisure Products-1.75%

Racing Champions Ertl Corp.(a)                    290,000      3,770,000
------------------------------------------------------------------------
SCP Pool Corp.(a)(b)                               60,000      1,710,000
========================================================================
                                                               5,480,000
========================================================================

Managed Health Care-0.64%

Mid Atlantic Medical Services, Inc.(a)             55,000      2,002,000
========================================================================

Metal & Glass Containers-0.32%

Intertape Polymer Group Inc. (Canada)(a)          200,000        986,000
========================================================================

Multi-Line Insurance-1.17%

HCC Insurance Holdings, Inc.                      150,000      3,679,500
========================================================================

Multi-Utilities & Unregulated Power-0.36%

Reliant Resources, Inc.(a)                        600,000      1,128,000
========================================================================

Mutual Funds-3.33%

iShares Russell 2000 Index Fund                   140,000     10,451,000
========================================================================

Oil & Gas Drilling-1.53%

Precision Drilling Corp. (Canada)(a)               90,000      3,073,500
------------------------------------------------------------------------
Pride International, Inc.(a)                      125,000      1,735,000
========================================================================
                                                               4,808,500
========================================================================

Oil & Gas Equipment & Services-2.73%

Cal Dive International, Inc.(a)                   125,000      2,746,250
------------------------------------------------------------------------
Horizon Offshore, Inc.(a)                         434,800      2,669,672
------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      350,000      3,125,500
========================================================================
                                                               8,541,422
========================================================================

Oil & Gas Exploration & Production-1.63%

Ultra Petroleum Corp.(a)                          620,000      5,102,600
========================================================================

Packaged Foods & Meats-0.68%

Chiquita Brands International, Inc.(a)            175,000      2,142,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Pharmaceuticals-5.09%

Angiotech Pharmaceuticals, Inc. (Canada)(a)        40,000   $  1,508,000
------------------------------------------------------------------------
IVAX Corp.(a)                                     200,000      2,510,000
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           150,000      6,885,000
------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                  75,000      1,767,750
------------------------------------------------------------------------
Salix Pharmaceuticals, Ltd.(a)                    401,700      3,293,940
========================================================================
                                                              15,964,690
========================================================================

Publishing-1.19%

Getty Images, Inc.(a)(b)                          130,000      3,725,800
========================================================================

Railroads-0.27%

Genesee & Wyoming Inc.-Class A(a)                  39,000        854,100
========================================================================

Restaurants-1.01%

Red Robin Gourmet Burgers, Inc.(a)                 40,000        370,800
------------------------------------------------------------------------
Sonic Corp.(a)                                    120,000      2,792,400
========================================================================
                                                               3,163,200
========================================================================

Semiconductor Equipment-1.95%

ASE Test Ltd. (Taiwan)(a)                         340,000      1,448,400
------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                    20,000        907,800
------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)               300,000      1,125,000
------------------------------------------------------------------------
LTX Corp.(a)                                      212,400      1,316,880
------------------------------------------------------------------------
MKS Instruments, Inc.(a)                          100,000      1,313,000
========================================================================
                                                               6,111,080
========================================================================

Semiconductors-3.28%

ChipPAC, Inc.-Class A(a)                        2,247,100      5,957,062
------------------------------------------------------------------------
Cree, Inc.(a)                                      87,000      1,500,750
------------------------------------------------------------------------
Semtech Corp.(a)                                  200,000      2,826,000
========================================================================
                                                              10,283,812
========================================================================

Specialty Stores-2.84%

Hollywood Entertainment Corp.(a)                  100,000      1,966,000
------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         100,000      2,351,000
------------------------------------------------------------------------
O'Reilly Automotive, Inc.(a)                       80,000      2,181,600
------------------------------------------------------------------------
Tractor Supply Co.(a)(b)                           63,000      2,393,370
========================================================================
                                                               8,891,970
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Systems Software-1.54%

Radiant Systems, Inc.(a)                          230,000   $  2,488,600
------------------------------------------------------------------------
SonicWALL, Inc.(a)                                840,000      2,335,200
========================================================================
                                                               4,823,800
========================================================================

Trucking-0.40%

US Xpress Enterprises, Inc.-Class A(a)            140,003      1,253,027
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $286,256,088)                          267,659,330
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES-0.88%

Electronic Equipment & Instruments-0.88%

Sanmina-SCI Corp., Conv. Unsec. Sub. Notes,
  4.25%, 05/01/04 (Acquired
  08/02/02-08/12/02; Cost $2,604,630)(c)
  (Cost $2,663,913)                            $3,100,000      2,743,500
========================================================================

U.S. TREASURY BILLS-0.80%

  1.63%,12/19/02 (Cost $2,494,550)(d)           2,500,000      2,494,550
________________________________________________________________________
========================================================================


                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS PURCHASED-0.48%

Puts-0.48%

S&P 500 Index             332        $850       Dec-02          781,860
-----------------------------------------------------------------------
S&P 500 Index             228         875       Dec-02          735,300
=======================================================================
    Total Options Purchased
      (Cost $1,874,480)                                       1,517,160
_______________________________________________________________________
=======================================================================


                                                 SHARES
MONEY MARKET FUNDS-9.90%

STIC Liquid Assets Portfolio(e)                15,517,351     15,517,351
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        15,517,351     15,517,351
========================================================================
    Total Money Market Funds (Cost
      $31,034,702)                                            31,034,702
========================================================================
TOTAL INVESTMENTS-97.44% (Cost $324,323,733)                 305,449,242
========================================================================
OTHER ASSETS LESS LIABILITIES-2.56%                            8,040,657
========================================================================
NET ASSETS-100.00%                                          $313,489,899
________________________________________________________________________
========================================================================


                                               SHARES
                                                SOLD       MARKET
                                                SHORT       VALUE
--------------------------------------------------------------------
SECURITIES SOLD SHORT-11.87%(f)

ADTRAN, Inc. (Telecommunications Equipment)    100,000   $ 2,539,000
--------------------------------------------------------------------
American Electric Power Co., Inc. (Electric
  Utilities)                                   85,000      2,179,400
--------------------------------------------------------------------
Biosite Diagnostics Inc. (Health Care
  Equipment)                                   100,000     2,888,000
--------------------------------------------------------------------
Capital One Financial Corp. (Consumer
  Finance)                                     75,500      2,300,485
--------------------------------------------------------------------
Career Education Corp. (Diversified
  Commercial Services)                         25,000      1,002,750
--------------------------------------------------------------------
Concord EFS, Inc. (Data Processing Services)   90,000      1,285,200
--------------------------------------------------------------------
eBay Inc. (Internet Retail)                    25,500      1,613,130
--------------------------------------------------------------------
Harrah's Entertainment, Inc. (Casinos &
  Gambling)                                    29,300      1,230,600
--------------------------------------------------------------------
Johnson & Johnson (Pharmaceuticals)            39,200      2,303,000
--------------------------------------------------------------------
KB Home (Homebuilding)                         37,500      1,770,000
--------------------------------------------------------------------
Kohl's Corp. (Department Stores)               18,300      1,069,635
--------------------------------------------------------------------
LifePoint Hospitals, Inc. (Health Care
  Facilities)                                  25,000        783,750
--------------------------------------------------------------------
Manhattan Associates, Inc. (IT Consulting &
  Services)                                    43,500        977,880
--------------------------------------------------------------------
Mothers Work Inc. (Apparel Retail)             25,000        900,500
--------------------------------------------------------------------

                                               SHARES
                                                SOLD       MARKET
                                                SHORT       VALUE
--------------------------------------------------------------------
Securities Sold Short-(Continued)

Nokia Oyj-ADR (Finland) (Telecommunications
  Equipment)                                   124,000   $ 2,060,880
--------------------------------------------------------------------
Rent-A-Center, Inc. (Specialty Stores)         17,900        793,865
--------------------------------------------------------------------
SBC Communications Inc. (Integrated
  Telecommunication Services                   65,000      1,667,900
--------------------------------------------------------------------
SanDisk Corp. (Computer Storage &
  Peripherals)                                 100,000     1,977,000
--------------------------------------------------------------------
SERENA Software, Inc. (Application Software)   100,000     1,596,000
--------------------------------------------------------------------
Symantec Corp. (Systems Software)              29,900      1,196,000
--------------------------------------------------------------------
Tyco International Ltd. (Bermuda) (Industrial
  Conglomerates)                               80,000      1,156,800
--------------------------------------------------------------------
UnitedHealth Group Inc. (Managed Health Care)  15,500      1,409,725
--------------------------------------------------------------------
Urban Outfitters, Inc. (Apparel Retail)        26,400        634,128
--------------------------------------------------------------------
Whole Foods Market, Inc. (Food Retail)         40,000      1,866,160
====================================================================
    Total Securities Sold Short                          $37,201,788
____________________________________________________________________
====================================================================

Investment Abbreviations:

Conv.   - Convertible
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.88% of the Fund's net assets. The fund has no right to demand registration of this security. This security is considered to be liquid under procedures established by the Board of Trustees.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) Collateral on short sales was segregated by the Fund in the amount of $48,662,285 which represents 130.81% of market value of securities sold short.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $324,323,733)                                  $305,449,242
-------------------------------------------------------------
Cash                                                7,005,528
-------------------------------------------------------------
Receivables for:
  Investments sold                                  7,472,678
-------------------------------------------------------------
  Fund shares sold                                    543,533
-------------------------------------------------------------
  Dividends and interest                               97,595
-------------------------------------------------------------
  Investments sold short                           36,477,095
-------------------------------------------------------------
  Short stock rebates                                  52,379
-------------------------------------------------------------
Investment for deferred compensation plan              21,650
-------------------------------------------------------------
Other assets                                           42,355
=============================================================
     Total assets                                 357,162,055
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             3,742,766
-------------------------------------------------------------
  Fund shares reacquired                            1,365,242
-------------------------------------------------------------
  Options written (premiums received $582,414)        806,692
-------------------------------------------------------------
  Deferred compensation plan                           21,650
-------------------------------------------------------------
  Short stock account dividends                        32,016
-------------------------------------------------------------
  Short positions covered                              84,825
-------------------------------------------------------------
Market value of securities sold short (proceeds
  from short sales $36,477,095)                    37,201,788
-------------------------------------------------------------
Accrued distribution fees                             225,703
-------------------------------------------------------------
Accrued trustees' fees                                  1,399
-------------------------------------------------------------
Accrued transfer agent fees                            78,013
-------------------------------------------------------------
Accrued operating expenses                            112,062
=============================================================
     Total liabilities                             43,672,156
=============================================================
Net assets applicable to shares outstanding      $313,489,899
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $170,275,750
_____________________________________________________________
=============================================================
Class B                                          $126,022,209
_____________________________________________________________
=============================================================
Class C                                          $ 17,191,940
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            16,860,535
_____________________________________________________________
=============================================================
Class B                                            13,045,597
_____________________________________________________________
=============================================================
Class C                                             1,777,028
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      10.10
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.10 divided by
       94.50%)                                   $      10.69
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       9.66
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       9.67
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,700)                                        $    533,037
-------------------------------------------------------------
Dividends from affiliated money market funds          626,869
-------------------------------------------------------------
Interest                                              418,694
-------------------------------------------------------------
Short stock rebates                                   505,992
=============================================================
    Total investment income                         2,084,592
=============================================================

EXPENSES:

Advisory fees                                       1,092,765
-------------------------------------------------------------
Administrative services fees                          107,247
-------------------------------------------------------------
Custodian fees                                         79,765
-------------------------------------------------------------
Distribution fees -- Class A                          819,676
-------------------------------------------------------------
Distribution fees -- Class B                        1,792,366
-------------------------------------------------------------
Distribution fees -- Class C                          236,762
-------------------------------------------------------------
Interest                                              111,689
-------------------------------------------------------------
Transfer agent fees                                   483,312
-------------------------------------------------------------
Trustees' fees                                         10,704
-------------------------------------------------------------
Dividends on short sales                              154,631
-------------------------------------------------------------
Other                                                 258,386
=============================================================
    Total expenses                                  5,147,303
=============================================================
Less: Fees waived                                    (228,388)
-------------------------------------------------------------
    Expenses paid indirectly                          (12,450)
=============================================================
    Net expenses                                    4,906,465
=============================================================
Net investment income (loss)                       (2,821,873)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS,
  OPTION CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                           (42,339,467)
-------------------------------------------------------------
  Futures contracts                                (5,477,074)
-------------------------------------------------------------
  Option contracts written                          5,105,266
-------------------------------------------------------------
  Securities sold short                             9,247,245
=============================================================
                                                  (33,464,030)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (47,911,105)
-------------------------------------------------------------
  Option contracts written                            324,064
-------------------------------------------------------------
  Securities sold short                             1,036,566
=============================================================
                                                  (46,550,475)
=============================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                           (80,014,505)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(82,836,378)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,821,873)   $    (317,614)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                       (33,464,030)     (17,711,692)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                  (46,550,475)    (121,832,631)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (82,836,378)    (139,861,937)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                --          (97,674)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                --     (163,277,845)
--------------------------------------------------------------------------------------------
  Class B                                                                --     (124,916,468)
--------------------------------------------------------------------------------------------
  Class C                                                                --      (17,136,847)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (53,330,197)      63,151,173
--------------------------------------------------------------------------------------------
  Class B                                                       (48,093,097)      64,267,666
--------------------------------------------------------------------------------------------
  Class C                                                        (4,710,961)       5,351,320
============================================================================================
    Net increase (decrease) in net assets                      (188,970,633)    (312,520,612)
============================================================================================

NET ASSETS:

  Beginning of year                                             502,460,532      814,981,144
============================================================================================
  End of year                                                 $ 313,489,899    $ 502,460,532
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 377,625,050    $ 486,573,689
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (36,630)         (29,141)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures contracts, option contracts and
    securities sold short                                       (44,275,059)     (10,810,264)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short      (19,823,462)      26,726,248
============================================================================================
                                                              $ 313,489,899    $ 502,460,532
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities I Fund, formerly AIM Small Cap Opportunities Fund, (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The fund reopened to new investors on October 1, 2002.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

G. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $765 reduction in the cost of securities and a corresponding $765 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,036 and to increase net unrealized gains and losses by $1,036. As a result the net investment income per share, the net realized and unrealized gains and losses per share and the ratio of net investment income to average net assets remained unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $8,207.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $107,247 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $246,184 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $599,495, $1,792,366 and $236,762, respectively and AIM Distributors waived fees of $220,181 for Class A shares as compensation under the Plans.

  AIM Distributors retained commissions of $12,716 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,451, $0 and $327 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,998 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,040 and reductions in custodian fees of $6,410 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,450.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

  During the year ended October 31, 2002, the Fund did not borrow under the line of credit.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002         2001
-------------------------------------------------------------
Distributions paid from:
  Ordinary Income                       $ --     $204,977,848
-------------------------------------------------------------
  Long-Term Capital Gain                  --      100,450,986
=============================================================
                                        $ --     $305,428,834
_____________________________________________________________
=============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $(30,820,612)
-------------------------------------------------------------
Temporary book/tax differences                        (36,630)
-------------------------------------------------------------
Capital loss carryforward                         (33,277,909)
-------------------------------------------------------------
Shares of beneficial interest                     377,625,050
=============================================================
                                                 $313,489,899
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain index options, the deferral of losses on certain short sales and other deferrals. Amount includes appreciation (depreciation) on options contracts written of $(224,278).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $ 7,727,239
-----------------------------------------------------------
October 31, 2010                                25,550,670
===========================================================
                                               $33,277,909
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $874,517,829 and $959,599,032, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                          $ 20,166,282
-------------------------------------------------------------
  Securities sold short                             1,542,505
-------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                           (47,946,018)
-------------------------------------------------------------
  Securities sold short                            (4,359,103)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(30,596,334)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $333,228,978.
Proceeds from securities sold short for tax purposes are
$39,293,693.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of excise tax paid, reclassification of a net operating loss and other reclassifications on October 31, 2002, undistributed net investment income (loss) was increased by $2,815,149, undistributed net realized gains decreased by $765 and shares of beneficial interest decreased by $2,814,384. This reclassification had no effect on net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                    -------------------------
                                    NUMBER OF      PREMIUMS
                                    CONTRACTS      RECEIVED
-------------------------------------------------------------
Beginning of year                     10,463     $  1,370,815
-------------------------------------------------------------
Written                              124,962       16,698,285
-------------------------------------------------------------
Closed                               (72,109)     (11,601,996)
-------------------------------------------------------------
Exercised                            (33,859)      (3,811,544)
-------------------------------------------------------------
Expired                              (24,836)      (2,073,146)
=============================================================
End of year                            4,621     $    582,414
_____________________________________________________________
=============================================================

  Open call option contracts written at October 31, 2002 were as follows:

                                                                                               OCTOBER 31,
                                                                                                  2002         UNREALIZED
                                                              STRIKE   NUMBER OF   PREMIUMS      MARKET       APPRECIATION
ISSUE                                                         PRICE    CONTRACTS   RECEIVED       VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Charming Shoppes, Inc.                                        $   5        619     $ 42,400     $ 29,403       $  12,997
---------------------------------------------------------------------------------------------------------------------------
Edwards (A.G.), Inc.                                             35        250       16,999        6,874          10,125
---------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.                                               25        600       62,536      240,000        (177,464)
---------------------------------------------------------------------------------------------------------------------------
Getty Images, Inc.                                               30        376       70,310       82,720         (12,410)
---------------------------------------------------------------------------------------------------------------------------
Hot Topics, Inc.                                               22.5        500       37,334       15,000          22,334
---------------------------------------------------------------------------------------------------------------------------
Jet Blue Airways Corp.                                           35        416       96,418      247,520        (151,102)
---------------------------------------------------------------------------------------------------------------------------
SCP Pool Corp.                                                   30        600       69,598       76,500          (6,902)
---------------------------------------------------------------------------------------------------------------------------
Tractor Supply Co.                                               40        630      113,111       48,825          64,286
---------------------------------------------------------------------------------------------------------------------------
Wright Medical Group, Inc.                                       20        630       73,708       59,850          13,858
===========================================================================================================================
                                                                         4,621     $582,414     $806,692       $(224,278)
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 11--PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2002 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of year                                                 820      $   382,927
--------------------------------------------------------------------------------------
Purchased                                                       9,189        2,055,933
--------------------------------------------------------------------------------------
Closed                                                         (6,659)      (2,207,816)
--------------------------------------------------------------------------------------
Exercised                                                      (1,656)        (187,707)
--------------------------------------------------------------------------------------
Expired                                                        (1,694)         (43,337)
======================================================================================
End of year                                                        --      $        --
______________________________________________________________________________________
======================================================================================


NOTE 12 -- SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,600,474*    $ 19,404,672*     2,607,224    $  36,985,855
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        486,345        5,413,348       944,149       13,389,082
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        225,740        2,715,714       277,801        4,096,580
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --               --    10,692,353      153,328,334
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --               --     7,827,043      108,874,162
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --               --     1,099,897       15,321,560
========================================================================================================================
Reacquired:
  Class A                                                     (6,143,450)     (72,734,869)   (8,900,416)    (127,163,017)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,773,685)*    (53,506,445)*  (4,166,728)     (57,995,578)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (659,122)      (7,426,675)     (966,356)     (14,066,819)
========================================================================================================================
                                                              (9,263,698)   $(106,134,255)    9,414,967    $ 132,770,159
________________________________________________________________________________________________________________________
========================================================================================================================

* Includes automatic conversion of 51,410 shares of Class B shares in the amount of $574,524 to 49,101 shares of Class A shares in the amount of $574,524.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                                                                                                  JUNE 29, 1998
                                            YEAR ENDED           THREE MONTHS           YEAR ENDED               (DATE OPERATIONS
                                           OCTOBER 31,              ENDED                JULY 31,                 COMMENCED) TO
                                     ------------------------    OCTOBER 31,     ------------------------            JULY 31,
                                       2002            2001          2000          2000            1999                1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $  12.49        $  26.05      $  25.79      $  14.86        $   9.76            $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.04)(a)        0.05          0.03         (0.14)(b)       (0.09)(b)        $   0.02(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)      (2.35)          (3.51)         0.23         11.97            5.20               (0.26)
=================================================================================================================================
    Total from investment
      operations                        (2.39)          (3.46)         0.26         11.83            5.11               (0.24)
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                 --           (0.01)           --            --           (0.01)                 --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                  --          (10.09)           --         (0.90)             --                  --
=================================================================================================================================
    Total distributions                    --          (10.10)           --         (0.90)          (0.01)                 --
=================================================================================================================================
Net asset value, end of period       $  10.10        $  12.49      $  26.05      $  25.79        $  14.86            $   9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                        (19.14)%        (18.27)%        1.01%        81.64%          52.36%              (2.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $170,276        $267,260      $442,913      $449,044        $205,721            $107,540
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sales expense):
  With fee waivers                       0.78%(d)        1.15%         1.50%(e)      1.73%           2.35%               1.59%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                    0.88%(d)        1.25%         1.60%(e)      1.81%           2.35%               1.59%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sales expense):
  With fee waivers                       0.72%(d)        1.13%         1.41%(e)      1.47%           1.74%               1.59%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                    0.82%(d)        1.23%         1.51%(e)      1.55%           1.74%               1.59%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (0.30)%(a)(d)     0.30%        0.39%(e)     (0.63)%         (1.44)%              2.00%(e)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense
  to average net assets                  0.06%(d)        0.02%         0.09%(e)      0.26%           0.61%                 --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                   225%            250%           52%          198%            220%                 13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $234,193,213.
(e)  Annualized.

                                                                           CLASS B
                             ----------------------------------------------------------------------------------------------------
                                                                                                                  JULY 13, 1998
                                                              THREE MONTHS                                       (DATE OPERATIONS
                               YEAR ENDED OCTOBER 31,            ENDED            YEAR ENDED JULY 31,             COMMENCED) TO
                             ---------------------------      OCTOBER 31,       ------------------------             JULY 31,
                               2002               2001            2000            2000            1999                 1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                  $  12.03           $  25.61        $  25.41        $  14.75        $   9.76             $ 10.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                      (0.14)(a)          (0.07)          (0.02)          (0.30)(b)       (0.17)(b)            0.01(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                 (2.23)             (3.42)           0.22           11.86            5.17               (0.32)
=================================================================================================================================
    Total from investment
      operations                (2.37)             (3.49)           0.20           11.56            5.00               (0.31)
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income              --                 --              --              --           (0.01)                 --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                 --             (10.09)             --           (0.90)             --                  --
=================================================================================================================================
Net asset value, end of
  period                     $   9.66           $  12.03        $  25.61        $  25.41        $  14.75             $  9.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                (19.70)%           (18.93)%          0.79%          80.38%          51.30%              (3.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)             $126,022           $208,563        $325,957        $326,571        $153,793             $84,285
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to
  average net assets
  (including interest
  expense and dividends on
  short sales expense)           1.53%(d)           1.91%           2.27%(e)        2.48%           3.03%               2.30%(e)
=================================================================================================================================
Ratio of expenses to
  average net assets
  (excluding interest
  expense and dividends on
  short sales expense)           1.47%(d)           1.89%           2.18%(e)        2.22%           2.42%               2.30%(e)
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                    (1.05)%(a)(d)      (0.46)%         (0.37)%(e)      (1.38)%         (2.12)%              1.29%(e)
=================================================================================================================================
Ratio of interest expense
  and dividends on short
  sales expense to average
  net assets                     0.06%(d)           0.02%           0.09%(e)        0.26%           0.61%                 --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate           225%               250%             52%            198%            220%                 13%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $179,236,558.
(e)  Annualized.

                                                                                    CLASS C
                                                --------------------------------------------------------------------------------
                                                                                                                   DECEMBER 31,
                                                                                                                       1998
                                                                                                                    (DATE SALES
                                                   YEAR ENDED OCTOBER          THREE MONTHS ENDED    YEAR ENDED    COMMENCED) TO
                                                ------------------------          OCTOBER 31,         JULY 31,       JULY 31,
                                                 2002             2001                2000              2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 12.05          $ 25.63            $ 25.43           $ 14.78         $11.70
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.14)(a)        (0.07)             (0.02)            (0.32)(b)      (0.11)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (2.24)           (3.42)              0.22             11.87           3.19
================================================================================================================================
    Total from investment operations              (2.38)           (3.49)              0.20             11.55           3.08
================================================================================================================================
Less distributions from net realized gains           --           (10.09)                --             (0.90)            --
================================================================================================================================
Net asset value, end of period                  $  9.67          $ 12.05            $ 25.63           $ 25.43         $14.78
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                  (19.75)%         (18.91)%             0.79%            80.15%         29.31%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $17,192          $26,637            $46,111           $44,557         $5,977
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends
  on short sales expense)                          1.53%(d)         1.91%              2.27%(e)          2.48%          3.03%(e)
================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends
  on short sales expense)                          1.47%(d)         1.89%              2.18%(e)          2.22%          2.42%(e)
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.05)%(a)(d)    (0.46)%            (0.37)%(e)        (1.38)%        (2.12)%(e)
================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net assets        0.06%(d)         0.02%              0.09%(e)          0.26%          0.61%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                             225%             250%                52%              198%           220%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $23,676,244.
(e)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Opportunities II Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities II Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities II Fund as of October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-80.88%

Advertising-0.87%

Lamar Advertising Co.(a)                           50,000   $  1,697,000
========================================================================

Aerospace & Defense-0.31%

Alliant Techsystems Inc.(a)                        10,000        601,500
========================================================================

Airlines-0.54%

JetBlue Airways Corp.(a)(b)                        26,400      1,066,296
========================================================================

Apparel Retail-3.23%

Abercrombie & Fitch Co.-Class A(a)(b)              90,000      1,603,800
------------------------------------------------------------------------
Charming Shoppes, Inc.(a)(b)                      342,000      1,573,200
------------------------------------------------------------------------
Chico's FAS, Inc.(a)                               80,000      1,544,000
------------------------------------------------------------------------
Hot Topic, Inc.(a)(b)                              50,000        975,000
------------------------------------------------------------------------
Ross Stores, Inc.                                  15,000        627,750
========================================================================
                                                               6,323,750
========================================================================

Application Software-2.68%

Informatica Corp.(a)                              370,000      1,924,000
------------------------------------------------------------------------
Mercury Interactive Corp.(a)(b)                    38,600      1,017,882
------------------------------------------------------------------------
National Instruments Corp.(a)                      50,000      1,434,500
------------------------------------------------------------------------
Quest Software, Inc.(a)                            80,000        873,600
========================================================================
                                                               5,249,982
========================================================================

Auto Parts & Equipment-0.38%

Gentex Corp.(a)                                    25,000        737,000
========================================================================

Banks-1.71%

Compass Bancshares, Inc.                           30,000        969,000
------------------------------------------------------------------------
M&T Bank Corp.                                     20,000      1,638,400
------------------------------------------------------------------------
National Commerce Financial Corp.                  30,000        734,400
========================================================================
                                                               3,341,800
========================================================================

Broadcasting & Cable TV-3.05%

Cox Radio, Inc.-Class A(a)                        160,000      3,798,400
------------------------------------------------------------------------
Spanish Broadcasting System, Inc.-Class A(a)       80,000        530,400
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           35,000        906,850
------------------------------------------------------------------------
Westwood One, Inc.(a)                              20,000        726,000
========================================================================
                                                               5,961,650
========================================================================

Casinos & Gambling-1.08%

Mandalay Resort Group(a)                           75,000      2,121,750
========================================================================

Computer & Electronics Retail-1.20%

Best Buy Co., Inc.(a)                              50,000      1,030,500
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      25,000      1,325,500
========================================================================
                                                               2,356,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Construction & Engineering-0.77%

Jacobs Engineering Group Inc.(a)                   50,000   $  1,514,500
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.26%

AGCO Corp.(a)                                      20,000        508,000
========================================================================

Consumer Electronics-0.36%

Harman International Industries, Inc.              12,600        705,600
========================================================================

Consumer Finance-0.45%

Providian Financial Corp.(a)                      200,000        890,000
========================================================================

Data Processing Services-2.62%

DST Systems, Inc.(a)                               75,000      2,306,250
------------------------------------------------------------------------
Iron Mountain Inc.(a)                             100,000      2,821,000
========================================================================
                                                               5,127,250
========================================================================

Department Stores-1.02%

Nordstrom, Inc.                                   100,000      1,992,000
========================================================================

Distillers & Vintners-0.39%

Constellation Brands, Inc.-Class A(a)              30,000        759,900
========================================================================

Diversified Financial Services-6.34%

Edwards (A.G.), Inc.(b)                           100,000      3,290,000
------------------------------------------------------------------------
Investors Financial Services Corp.                 45,000      1,380,150
------------------------------------------------------------------------
Legg Mason, Inc.                                   60,000      2,787,600
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      35,000      1,864,450
------------------------------------------------------------------------
SEI Investments Co.                               115,400      3,080,026
========================================================================
                                                              12,402,226
========================================================================

Electric Utilities-0.47%

Wisconsin Energy Corp.(b)                          40,000        919,200
========================================================================

Electronic Equipment & Instruments-2.27%

Merix Corp.(a)                                    310,000      2,793,100
------------------------------------------------------------------------
Plexus Corp.(a)                                   125,000      1,341,250
------------------------------------------------------------------------
Sanmina-SCI Corp.(a)(b)                           100,000        308,000
========================================================================
                                                               4,442,350
========================================================================

Food Distributors-0.28%

Performance Food Group Co.(a)                      15,000        557,850
========================================================================

General Merchandise Stores-1.58%

BJ's Wholesale Club, Inc.(a)                       20,000        404,400
------------------------------------------------------------------------
Family Dollar Stores, Inc.                         87,100      2,681,809
========================================================================
                                                               3,086,209
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Health Care Distributors & Services-3.17%

Apria Healthcare Group Inc.(a)                     20,000   $    487,800
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           25,000        851,750
------------------------------------------------------------------------
Omnicare, Inc.                                     80,000      1,738,400
------------------------------------------------------------------------
Patterson Dental Co.(a)                            25,000      1,287,750
------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          58,300      1,845,195
========================================================================
                                                               6,210,895
========================================================================

Health Care Equipment-3.05%

Fisher Scientific International Inc.(a)            52,600      1,504,360
------------------------------------------------------------------------
Med-Design Corp. (The)(a)                         209,400      1,047,000
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          25,000        890,250
------------------------------------------------------------------------
STERIS Corp.(a)                                    50,000      1,326,500
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)(b)                 25,000      1,205,500
========================================================================
                                                               5,973,610
========================================================================

Hotels, Resorts & Cruise Lines-0.70%

Royal Carribbean Cruises Ltd.(b)                   75,000      1,377,000
========================================================================

Household Products-0.54%

Dial Corp. (The)                                   50,000      1,063,000
========================================================================

Industrial Gases-0.67%

Praxair, Inc.                                      24,000      1,308,000
========================================================================

Industrial Machinery-0.47%

SPX Corp.(a)                                       22,000        924,220
========================================================================

Integrated Telecommunication Services-0.69%

Intrado Inc.(a)                                   139,100      1,345,097
========================================================================

Internet Software & Services-0.93%

Fidelity National Information Solutions,
  Inc.(a)                                          95,500      1,827,870
========================================================================

IT Consulting & Services-2.39%

Affiliated Computer Services, Inc.-Class A(a)      34,600      1,593,330
------------------------------------------------------------------------
CACI International Inc.-Class A(a)                 52,000      2,127,320
------------------------------------------------------------------------
Tier Technologies, Inc.-Class B(a)                 50,000        952,500
========================================================================
                                                               4,673,150
========================================================================

Leisure Facilities-0.50%

International Speedway Corp.-Class A               25,000        973,500
========================================================================

Leisure Products-1.20%

Racing Champions Ertl Corp.(a)                    180,000      2,340,000
========================================================================

Life & Health Insurance-0.78%

AFLAC Inc.                                         50,000      1,522,000
========================================================================

Managed Health Care-1.24%

Caremark Rx, Inc.(a)                               65,000      1,150,500
------------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.(a)             35,000      1,274,000
========================================================================
                                                               2,424,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Multi-Utilities & Unregulated Power-0.38%

Reliant Resources, Inc.(a)                        400,000   $    752,000
========================================================================

Mutual Funds-3.97%

S&P MidCap 400 Depositary Receipts Trust
  Series 1                                        100,000      7,775,000
========================================================================

Office Services & Supplies-0.32%

Avery Dennison Corp.                               10,000        622,400
========================================================================

Oil & Gas Drilling-1.49%

Precision Drilling Corp. (Canada)(a)               55,000      1,878,250
------------------------------------------------------------------------
Pride International, Inc.(a)                       75,000      1,041,000
========================================================================
                                                               2,919,250
========================================================================

Oil & Gas Equipment & Services-2.93%

BJ Services Co.(a)(b)                              45,000      1,364,850
------------------------------------------------------------------------
Cal Dive International, Inc.(a)                    75,000      1,647,750
------------------------------------------------------------------------
Smith International, Inc.(a)(b)                    55,000      1,719,300
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        25,000      1,001,000
========================================================================
                                                               5,732,900
========================================================================

Oil & Gas Exploration & Production-2.21%

Ultra Petroleum Corp.(a)                          395,000      3,250,850
------------------------------------------------------------------------
XTO Energy, Inc.                                   45,000      1,082,250
========================================================================
                                                               4,333,100
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.61%

Premcor Inc.(a)(b)                                 60,000      1,203,000
========================================================================

Packaged Foods & Meats-0.40%

Dole Food Co., Inc.                                27,000        793,260
========================================================================

Pharmaceuticals-6.25%

IVAX Corp.(a)                                     150,000      1,882,500
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           125,000      5,737,500
------------------------------------------------------------------------
Mylan Laboratories Inc.                            85,000      2,674,950
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         25,000      1,935,750
========================================================================
                                                              12,230,700
========================================================================

Publishing-0.99%

Getty Images, Inc.(a)(b)                           67,500      1,934,550
========================================================================

Semiconductor Equipment-2.96%

ASE Test Ltd. (Taiwan)(a)                         200,000        852,000
------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                    10,000        453,900
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                25,000        890,750
------------------------------------------------------------------------
Lam Research Corp.(a)                              75,000        944,250
------------------------------------------------------------------------
LTX Corp.(a)                                      121,600        753,920
------------------------------------------------------------------------
Mykrolis Corp.(a)                                  77,832        436,637
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          27,000        853,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Semiconductor Equipment-(Continued)

Teradyne, Inc.(a)                                  50,000   $    605,500
========================================================================
                                                               5,790,157
========================================================================

Semiconductors-4.26%

ChipPAC, Inc.-Class A(a)                        1,403,700   $  3,721,209
------------------------------------------------------------------------
Cree, Inc.(a)                                      54,700        943,575
------------------------------------------------------------------------
Microchip Technology Inc.                          75,000      1,830,000
------------------------------------------------------------------------
Semtech Corp.(a)                                  130,000      1,836,900
========================================================================
                                                               8,331,684
========================================================================

Specialty Stores-3.11%

Hollywood Entertainment Corp.(a)                   65,000      1,277,900
------------------------------------------------------------------------
O'Reilly Automotive, Inc.(a)                       50,000      1,363,500
------------------------------------------------------------------------
Tiffany & Co.(b)                                   75,000      1,963,500
------------------------------------------------------------------------
Tractor Supply Co.(a)(b)                           39,000      1,481,610
========================================================================
                                                               6,086,510
========================================================================

Systems Software-0.71%

SonicWALL, Inc.(a)                                500,000      1,390,000
========================================================================

Trading Companies & Distributors-0.78%

Fastenal Co.                                       45,000      1,527,750
========================================================================

Trucking-0.74%

Swift Transportation Co., Inc.(a)                  90,000      1,448,100
========================================================================

Wireless Telecommunication Services-0.58%

Nextel Communications, Inc.-Class A(a)            100,000      1,128,000
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $167,792,633)                          158,323,016
========================================================================
                                               PRINCIPAL
                                                 AMOUNT

CONVERTIBLE NOTES-1.03%

Electronic Equipment & Instruments-0.90%

Sanmina-SCI Corp., Conv. Unsec. Sub. Notes,
  4.25%, 05/01/04                              $2,000,000      1,770,000
========================================================================

Telecommunications Equipment-0.13%

Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 07/15/05
  (Acquired 07/20/00-10/10/00;
  Cost $4,762,500)(c)(d)(e)                     4,750,000        251,750
========================================================================
    Total Convertible Notes (Cost $6,476,123)                  2,021,750
========================================================================

U.S. TREASURY BILLS-1.02%

1.63%, 12/19/02 (Cost $1,995,640)(f)            2,000,000      1,995,640
========================================================================

                                               NUMBER OF   EXERCISE   EXPIRATION      MARKET
                                               CONTRACTS    PRICE        DATE         VALUE
-----------------------------------------------------------------------------------------------
OPTIONS PURCHASED-0.47%

Puts-0.47%

S&P 500 Index                                        202     $850       Dec-02     $    475,710
-----------------------------------------------------------------------------------------------
S&P 500 Index                                        137      875       Dec-02          441,825
===============================================================================================
    Total Options Purchased (Cost $1,134,117)                                           917,535
===============================================================================================


                                                 SHARES
MONEY MARKET FUNDS-11.16%

STIC Liquid Assets Portfolio(g)                10,917,387     10,917,387
------------------------------------------------------------------------
STIC Prime Portfolio(g)                        10,917,387     10,917,387
========================================================================
    Total Money Market Funds (Cost
      $21,834,774)                                            21,834,774
========================================================================
TOTAL INVESTMENTS-94.56% (Cost $199,233,287)                 185,092,715
========================================================================
OTHER ASSETS LESS LIABILITIES-5.44%                           10,650,872
========================================================================
NET ASSETS-100.00%                                          $195,743,587
________________________________________________________________________
========================================================================


                                               SHARES
                                                SOLD      MARKET
                                               SHORT       VALUE
-------------------------------------------------------------------
SECURITIES SOLD SHORT-10.63%(H)

Advanced Fibre Communications, Inc.
  (Telecommunications Equipment)               60,700   $   982,065
-------------------------------------------------------------------
Amazon.com, Inc. (Internet Retail)             45,000       871,200
-------------------------------------------------------------------
American Electric Power Co., Inc. (Electric
  Utilities)                                   70,000     1,794,800
-------------------------------------------------------------------
AmerisourceBergen Corp. (HealthCare
  Distributors & Services)                     6,800        483,820
-------------------------------------------------------------------
Apollo Group, Inc.-Class A (Diversified
  Commercial Services)                         15,000       622,500
-------------------------------------------------------------------
Capital One Financial Corp. (Consumer
  Finance)                                     48,000     1,462,560
-------------------------------------------------------------------
eBay Inc. (Internet Retail)                    15,900     1,005,834
-------------------------------------------------------------------
Education Management Corp. (Diversified
  Commercial Services)                         20,000       734,000
-------------------------------------------------------------------
Harrah's Entertainment, Inc. (Casinos &
  Gambling)                                    18,100       760,200
-------------------------------------------------------------------
Johnson & Johnson (Pharmaceuticals)            24,400     1,433,500
-------------------------------------------------------------------
KB Home (Homebuilding)                         22,500     1,062,000
-------------------------------------------------------------------
Kohl's Corp. (Department Stores)               11,400       666,330
-------------------------------------------------------------------
Lexmark International, Inc. (Computer Storage
  & Peripherals)                               21,000     1,247,820
-------------------------------------------------------------------
Noble Corp. (Oil & Gas Drilling)               26,000       840,320
-------------------------------------------------------------------
Nokia Oyj-ADR (Finland) (Telecommunications
  Equipment)                                   77,000     1,279,740
-------------------------------------------------------------------
Rent-A-Center, Inc. (Specialty Stores)         10,900       483,415
-------------------------------------------------------------------
SBC Communications Inc. (Integrated
  Telecommunication Services)                  40,000     1,026,400
-------------------------------------------------------------------
Sigma-Aldrich Corp. (Specialty Chemicals)      20,500       937,875
-------------------------------------------------------------------
Symantec Corp. (Systems Software)              18,600       744,000
-------------------------------------------------------------------


                                               SHARES
                                                SOLD      MARKET
                                               SHORT       VALUE
-------------------------------------------------------------------
SECURITIES SOLD SHORT-(CONTINUED)

Target Corp. (General Merchandise Stores)      25,000   $   753,000
-------------------------------------------------------------------
Tyco International Ltd. (Bermuda) (Industrial
  Conglomerates)                               50,900       736,014
-------------------------------------------------------------------
UnitedHealth Group Inc. (Managed HealthCare)   9,700        882,215
===================================================================
    Total Securities Sold Short                         $20,809,608
___________________________________________________________________
===================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.13% of the Fund's net assets. The Fund has no rights to demand registration of this security.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.
(h) Collateral on short sales was segregated by the Fund in the amount of $28,886,050 which represents 138.81% of market value of securities sold short.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

ASSETS:

Investments, at market value (cost $199,233,287)    $185,092,715
----------------------------------------------------------------
Cash                                                   9,010,913
----------------------------------------------------------------
Receivables for:
  Investments sold                                     3,331,509
----------------------------------------------------------------
  Fund shares sold                                       145,636
----------------------------------------------------------------
  Dividends and interest                                  74,868
----------------------------------------------------------------
  Investments sold short                              21,077,180
----------------------------------------------------------------
  Short positions covered                                120,808
----------------------------------------------------------------
  Short stock rebates                                     34,267
----------------------------------------------------------------
Investment for deferred compensation plan                 17,742
----------------------------------------------------------------
Other assets                                              54,686
================================================================
     Total assets                                    218,960,324
________________________________________________________________
================================================================


LIABILITIES:

Payables for:
  Investments purchased                                  677,923
----------------------------------------------------------------
  Fund shares reacquired                                 593,783
----------------------------------------------------------------
  Options written (premiums received $793,919)           808,430
----------------------------------------------------------------
  Deferred compensation plan                              17,742
----------------------------------------------------------------
  Short stock account dividends                           26,363
----------------------------------------------------------------
Market value of securities sold short (proceeds
  from short sales $21,077,180)                       20,809,608
----------------------------------------------------------------
Accrued distribution fees                                160,277
----------------------------------------------------------------
Accrued trustees' fees                                       649
----------------------------------------------------------------
Accrued transfer agent fees                               36,596
----------------------------------------------------------------
Accrued operating expenses                                85,366
================================================================
     Total liabilities                                23,216,737
================================================================
Net assets applicable to shares outstanding         $195,743,587
________________________________________________________________
================================================================


NET ASSETS:

Class A                                             $ 90,695,575
________________________________________________________________
================================================================
Class B                                             $ 75,250,119
________________________________________________________________
================================================================
Class C                                             $ 29,797,893
________________________________________________________________
================================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                6,618,706
________________________________________________________________
================================================================
Class B                                                5,611,189
________________________________________________________________
================================================================
Class C                                                2,221,790
________________________________________________________________
================================================================
Class A:
  Net asset value per share                         $      13.70
----------------------------------------------------------------
  Offering price per share:
     (Net asset value of $13.70 divided by 94.50%)  $      14.50
________________________________________________________________
================================================================
Class B:
  Net asset value and offering price per share      $      13.41
________________________________________________________________
================================================================
Class C:
  Net asset value and offering price per share      $      13.41
________________________________________________________________
================================================================


Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Interest                                            $    823,514
----------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $2,948)                                                500,490
----------------------------------------------------------------
Dividends from affiliated money market funds             270,036
----------------------------------------------------------------
Short stock rebates                                      387,698
================================================================
    Total investment income                            1,981,738
================================================================

EXPENSES:

Advisory fees                                          1,348,706
----------------------------------------------------------------
Administrative services fees                              73,948
----------------------------------------------------------------
Custodian fees                                            54,416
----------------------------------------------------------------
Distribution fees -- Class A                             435,944
----------------------------------------------------------------
Distribution fees -- Class B                           1,032,248
----------------------------------------------------------------
Distribution fees -- Class C                             419,608
----------------------------------------------------------------
Interest                                                 116,393
----------------------------------------------------------------
Transfer agent fees                                      535,798
----------------------------------------------------------------
Trustees' fees                                             9,560
----------------------------------------------------------------
Dividends on short sales                                 179,938
----------------------------------------------------------------
Other                                                    183,608
================================================================
    Total expenses                                     4,390,167
================================================================
Less: Fees waived                                       (120,155)
----------------------------------------------------------------
    Expenses paid indirectly                              (5,276)
================================================================
    Net expenses                                       4,264,736
================================================================
Net investment income (loss)                          (2,282,998)
================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS, OPTION
  CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                              (38,566,128)
----------------------------------------------------------------
  Futures contracts                                   (2,561,951)
----------------------------------------------------------------
  Option contracts written                             3,757,209
----------------------------------------------------------------
  Securities sold short                                2,307,789
================================================================
                                                     (35,063,081)
================================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                               (3,608,399)
----------------------------------------------------------------
  Option contracts written                                89,368
----------------------------------------------------------------
  Securities sold short                                  839,169
================================================================
                                                      (2,679,862)
================================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                              (37,742,943)
================================================================
Net increase (decrease) in net assets resulting
  from operations                                   $(40,025,941)
________________________________________________________________
================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,282,998)   $    (911,538)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                   (35,063,081)    (131,066,522)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                   (2,679,862)     (45,029,726)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (40,025,941)    (177,007,786)
============================================================================================
Share transactions-net:
  Class A                                                       (47,036,183)     (69,317,840)
--------------------------------------------------------------------------------------------
  Class B                                                       (33,349,419)     (35,807,987)
--------------------------------------------------------------------------------------------
  Class C                                                       (15,200,002)     (17,779,325)
============================================================================================
    Net increase (decrease) in net assets                      (135,611,545)    (299,912,938)
============================================================================================

NET ASSETS:

  Beginning of year                                             331,355,132      631,268,070
============================================================================================
  End of year                                                 $ 195,743,587    $ 331,355,132
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 415,703,628    $ 513,565,413
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (30,205)         (20,830)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                 (206,042,323)    (170,978,732)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short      (13,887,513)     (11,210,719)
============================================================================================
                                                              $ 195,743,587    $ 331,355,132
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities II Fund, formerly AIM Mid Cap Opportunities Fund, (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The Fund reopened to new investors on October 1, 2002.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1,2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,068 reduction in the cost of securities and a corresponding $3,068 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $3,206, to increase net unrealized gains and losses by $2,515 and to increase net realized gains and losses by $691. As a result, the net investment income per share, and the net realized and unrealized gains and losses per share were unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $3,049.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $73,948 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $290,967 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $318,838, $1,032,248 and $419,608, respectively and AIM Distributors waived fees of $117,106 for Class A.

  AIM Distributors retained commissions of $5,846 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $278, $648 and $2,657 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,540 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,891 and reductions in custodian fees of $1,385 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,276.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

  During the year ended October 31, 2002, the average outstanding daily balance of bank loans for the Fund was $1,315,068 with a weighted average interest rate of 2.57%.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                 $ (17,960,560)
-------------------------------------------------------------
Temporary book/tax differences                        (27,651)
-------------------------------------------------------------
Capital loss carryforward                        (201,971,830)
-------------------------------------------------------------
Shares of beneficial interest                     415,703,628
=============================================================
                                                $ 195,743,587
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, realization for tax purposes of unrealized losses on certain option contracts and other deferrals. Amount includes appreciation (depreciation) on options contracts written of $(14,511).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of losses on short sales covered and trustee compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                   CAPITAL LOSS
   EXPIRATION      CARRYFORWARD
-------------------------------
October 31, 2008   $ 43,384,856
-------------------------------
October 31, 2009    123,630,363
-------------------------------
October 31, 2010     34,956,611
===============================
                   $201,971,830
_______________________________
===============================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $497,166,523 and $603,484,361, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                          $ 14,724,978
-------------------------------------------------------------
  Securities sold short                               971,723
-------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                           (32,345,000)
-------------------------------------------------------------
  Securities sold short                            (1,297,750)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(17,946,049)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $202,712,737.
Proceeds from securities sold short for tax purposes are
$21,403,207.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification and other items, on October 31, 2002, undistributed net investment income (loss) was increased by $2,276,691, undistributed net realized gains decreased by $510 and shares of beneficial interest decreased by $2,276,181. This reclassification had no effect on the net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                       8,907     $1,262,589
------------------------------------------------------------
Written                                90,001     12,438,435
------------------------------------------------------------
Closed                                (48,521)    (8,367,235)
------------------------------------------------------------
Exercised                             (24,137)    (2,747,116)
------------------------------------------------------------
Expired                               (19,113)    (1,832,884)
============================================================
End of year                             7,137     $  753,789
____________________________________________________________
============================================================

Open call options written at October 31, 2002 were as follows:

                                                                     OCTOBER 31      UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF    PREMIUMS        2002        APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
-------------------------------------------------------------------------------------------------
Abercrombie & Fitch
 Co.                    Nov-02    $  20        650      $ 77,361      $ 26,000        $ 51,361
-------------------------------------------------------------------------------------------------
BJ Services Co.         Nov-02       30        450        36,264        73,125         (36,861)
-------------------------------------------------------------------------------------------------
Charming Shoppes,
 Inc.                   Jan-03        5        381        26,097        18,097           8,000
-------------------------------------------------------------------------------------------------
Edwards (A.G.), Inc.    Nov-02       35        250        16,999         6,875          10,124
-------------------------------------------------------------------------------------------------
Getty Images, Inc.      Nov-02       25        300        31,268       120,000         (88,732)
-------------------------------------------------------------------------------------------------
Getty Images, Inc.      Dec-02       30        202        37,773        44,440          (6,667)
-------------------------------------------------------------------------------------------------
Hot Topic, Inc.         Nov-02     22.5        250        18,667         7,500          11,167
-------------------------------------------------------------------------------------------------
Jet BlueAirways Corp.   Nov-02       35        264        61,188       157,080         (95,892)
-------------------------------------------------------------------------------------------------
MercuryInteractive
 Corp.                  Nov-02       25        250        39,249        62,500         (23,251)
-------------------------------------------------------------------------------------------------
Premcor Inc.            Dec-02       20        300        27,161        40,500         (13,339)
-------------------------------------------------------------------------------------------------
Royal Carribbean
 Cruises, Ltd.          Nov-02       20        500        32,324        11,250          21,074
-------------------------------------------------------------------------------------------------
Sanmina-SCI Corp.       Jan-03      2.5      1,000        37,999        12,500          25,499
-------------------------------------------------------------------------------------------------
Smith International,
 Inc.                   Nov-02     32.5        550        89,119        53,625          35,494
-------------------------------------------------------------------------------------------------
Tiffany & Co.           Nov-02     27.5        750       102,601        75,000          27,601
-------------------------------------------------------------------------------------------------
Tractor Supply Co.      Nov-02       40        390        69,270        30,225          39,045
-------------------------------------------------------------------------------------------------
Varian Medical
 Systems, Inc.          Dec-02       50        250        41,749        40,625           1,124
-------------------------------------------------------------------------------------------------
Wisconsin Energy
 Corp.                  Nov-02       25        400         8,700         5,000           3,700
=================================================================================================
                                             7,137      $753,789      $784,342        $(30,553)
_________________________________________________________________________________________________
=================================================================================================

NOTE 11--PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                        512      $   239,096
-------------------------------------------------------------
Purchased                              6,691        1,363,608
-------------------------------------------------------------
Closed                                (5,599)      (1,488,939)
-------------------------------------------------------------
Exercised                               (599)         (67,235)
-------------------------------------------------------------
Expired                                 (800)          (6,400)
=============================================================
End of year                              205      $    40,130
_____________________________________________________________
=============================================================


Open put option contracts written at October 31, 2002 were as follows:

                                                          OCTOBER 31
              CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE          MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
------------------------------------------------------------------------------------
Sigma-
  Aldrich
  Corp.        Dec-02     $40        205      $40,130      $24,088        $16,042
____________________________________________________________________________________
====================================================================================


NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        657,822*   $ 10,509,096*    1,187,465    $  23,683,488
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        229,024       3,383,885       532,694       10,439,436
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        121,056       1,880,521       264,490        5,376,573
=======================================================================================================================
Reacquired:
  Class A                                                     (3,681,149)    (57,545,279)   (4,899,783)     (93,001,328)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,460,411)*   (36,733,304)*  (2,466,649)     (46,247,423)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,135,144)    (17,080,523)   (1,234,206)     (23,155,898)
=======================================================================================================================
                                                              (6,268,802)   $(95,585,604)   (6,615,989)   $(122,905,152)
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Includes automatic conversion of 40,519 shares of Class B shares in the amount of $609,220 to 39,689 shares of Class A shares in the amount of $609,220.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                       ------------------------------------------------------------------------------------------
                                                                                                                   DECEMBER 30,
                                                                                                                       1998
                                                                            THREE MONTHS            YEAR         (DATE OPERATIONS
                                          YEAR ENDED OCTOBER 31,               ENDED                ENDED         COMMENCED) TO
                                       ----------------------------         OCTOBER 31,           JULY 31,           JULY 31,
                                        2002                 2001               2000                2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                               $ 16.11             $  23.17           $  23.62            $  15.78            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           (0.07)(a)(b)          0.04(b)           (0.01)              (0.18)(b)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       (2.34)               (7.10)             (0.44)               9.92              5.82
=================================================================================================================================
    Total from investment
      operations                         (2.41)               (7.06)             (0.45)               9.74              5.78
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                  --                   --                 --               (0.02)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                   --                   --                 --               (1.88)               --
=================================================================================================================================
    Total distributions                     --                   --                 --               (1.90)               --
=================================================================================================================================
Net asset value, end of period         $ 13.70             $  16.11           $  23.17            $  23.62            $15.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                         (14.96)%             (30.47)%            (1.91)%             65.58             57.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $90,696             $155,356           $309,391            $336,203            $4,790
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense and dividends on short
  sales expense):
  With fee waivers                        1.18%(d)             1.33%              2.06%(e)            2.33%             2.28%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                     1.28%(d)             1.43%              2.16%(e)            2.40%             7.55%(e)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense and dividends on short
  sales expense):
  With fee waivers                        1.07%(d)             1.24%              1.93%(e)            2.08%             2.19%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                     1.17%(d)             1.34%              2.03%(e)            2.15%             7.46%(e)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets           (0.44)%(a)(d)         0.20%             (0.08)%(e)          (0.80)%           (0.79)%(e)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense
  to average net assets                   0.11%(d)             0.09%              0.13%(e)            0.25%             0.09%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                    203%                 289%                49%                196%              135%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $124,555,464.
(e)  Annualized.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                    NOVEMBER 12,
                                                                                               THREE MONTHS             1999
                                                             YEAR ENDED OCTOBER 31,               ENDED              (DATE SALES
                                                          ----------------------------         OCTOBER 31,          COMMENCED) TO
                                                           2002                 2001               2000             JULY 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 15.89             $  23.02           $  23.51             $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.18)(a)(b)         (0.11)(b)          (0.05)               (0.28)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (2.30)               (7.02)             (0.44)                5.97
=================================================================================================================================
    Total from investment operations                        (2.48)               (7.13)             (0.49)                5.69
=================================================================================================================================
Less dividends from net investment income                      --                   --                 --                (0.01)
=================================================================================================================================
Net asset value, end of period                            $ 13.41             $  15.89           $  23.02             $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (15.61)%             (30.97)%            (2.08)%              31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $75,250             $124,588           $225,060             $255,439
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales expense)     1.93%(d)             2.10%              2.81%(e)             3.08%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales expense)     1.82%(d)             2.00%              2.68%(e)             2.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.19)%(a)(d)        (0.57)%            (0.83)%(e)           (1.55)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                              0.11%(d)             0.09%              0.13%(e)             0.25%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       203%                 289%                49%                 196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $103,224,822
(e)  Annualized.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                                                   NOVEMBER 12,
                                                                     YEAR ENDED                 THREE MONTHS           1999
                                                                     OCTOBER 31,                   ENDED            (DATE SALES
                                                              -------------------------         OCTOBER 31,        COMMENCED) TO
                                                               2002              2001               2000           JULY 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.89           $ 23.02           $ 23.51            $  17.83
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)(b)      (0.11)(b)         (0.05)              (0.28)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.30)            (7.02)            (0.44)               5.97
================================================================================================================================
    Total from investment operations                            (2.48)            (7.13)            (0.49)               5.69
================================================================================================================================
Less dividends from net investment income                          --                --                --               (0.01)
================================================================================================================================
Net asset value, end of period                                $ 13.41           $ 15.89           $ 23.02            $  23.51
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                (15.61)%          (30.97)%           (2.08)%             31.95%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $29,798           $51,412           $96,817            $100,452
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense)                  1.93%(d)          2.10%             2.81%(e)            3.08%(e)
================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense)                  1.82%(d)          2.00%             2.68%(e)            2.83%(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.19)%(a)(d)     (0.57)%           (0.83)%(e)          (1.55)%(e)
================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                  0.11%(d)          0.09%             0.13%(e)            0.25%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           203%              289%               49%                196%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $41,960,829.
(e)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Opportunities III Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities III Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities III Fund as of October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-84.66%

Apparel Retail-3.12%

Abercrombie & Fitch Co.-Class A(a)(b)             150,000   $ 2,673,000
-----------------------------------------------------------------------
Gap, Inc. (The)                                   150,000     1,765,500
-----------------------------------------------------------------------
Limited Brands                                    110,000     1,723,700
=======================================================================
                                                              6,162,200
=======================================================================

Application Software-1.92%

Business Objects S.A.-ADR (France)(a)(b)          185,000     2,756,500
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)(b)                    39,400     1,038,978
=======================================================================
                                                              3,795,478
=======================================================================

Banks-7.16%

Bank of America Corp.                              35,000     2,443,000
-----------------------------------------------------------------------
Charter One Financial, Inc.                       136,500     4,133,220
-----------------------------------------------------------------------
Wells Fargo & Co.                                 150,000     7,570,500
=======================================================================
                                                             14,146,720
=======================================================================

Biotechnology-3.42%

Amgen Inc.(a)(b)                                   30,000     1,396,800
-----------------------------------------------------------------------
MedImmune, Inc.(a)                                130,000     3,321,500
-----------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)               275,000     2,046,000
=======================================================================
                                                              6,764,300
=======================================================================

Computer & Electronics Retail-0.73%

Best Buy Co., Inc.(a)                              70,000     1,442,700
=======================================================================

Computer Hardware-0.65%

Dell Computer Corp.(a)                             45,000     1,287,450
=======================================================================

Data Processing Services-0.51%

Paychex, Inc.                                      35,000     1,008,700
=======================================================================

Department Stores-1.41%

Federated Department Stores, Inc.(a)(b)            50,000     1,535,000
-----------------------------------------------------------------------
Nordstrom, Inc.                                    63,000     1,254,960
=======================================================================
                                                              2,789,960
=======================================================================

Diversified Chemicals-1.04%

Du Pont (E. I.) de Nemours & Co.                   50,000     2,062,500
=======================================================================

Diversified Financial Services-9.75%

Charles Schwab Corp. (The)(b)                     260,000     2,386,800
-----------------------------------------------------------------------
Citigroup Inc.                                    150,000     5,542,500
-----------------------------------------------------------------------
Fannie Mae                                         25,000     1,671,500
-----------------------------------------------------------------------
Freddie Mac(b)                                     40,000     2,463,200
-----------------------------------------------------------------------
Legg Mason, Inc.                                   22,000     1,022,120
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      57,500     3,063,025
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
Diversified Financial Services-(Continued)

Morgan Stanley                                     80,000   $ 3,113,600
=======================================================================
                                                             19,262,745
=======================================================================

Diversified Metals & Mining-0.92%

Inco Ltd. (Canada)(a)(b)                           95,000     1,814,500
=======================================================================

General Merchandise Stores-0.20%

BJ's Wholesale Club, Inc.(a)                       20,000       404,400
=======================================================================

Health Care Equipment-3.00%

Baxter International Inc.                          40,000     1,000,800
-----------------------------------------------------------------------
Medtronic, Inc.                                   110,000     4,928,000
=======================================================================
                                                              5,928,800
=======================================================================

Home Improvement Retail-0.95%

Lowe's Cos., Inc.                                  45,000     1,877,850
=======================================================================

Hotels, Resorts & Cruise Lines-0.70%

Royal Caribbean Cruises Ltd.(b)                    75,000     1,377,000
=======================================================================

Household Products-1.99%

Colgate-Palmolive Co.(b)                           20,000     1,099,600
-----------------------------------------------------------------------
Procter & Gamble Co. (The)(b)                      32,000     2,830,400
=======================================================================
                                                              3,930,000
=======================================================================

Industrial Conglomerates-4.48%

3M Co.(b)                                          25,000     3,173,500
-----------------------------------------------------------------------
General Electric Co.                              225,000     5,681,250
=======================================================================
                                                              8,854,750
=======================================================================

Industrial Gases-2.02%

Air Products & Chemicals, Inc.                     60,000     2,652,000
-----------------------------------------------------------------------
Praxair, Inc.                                      24,500     1,335,250
=======================================================================
                                                              3,987,250
=======================================================================

Integrated Oil & Gas-3.87%

Exxon Mobil Corp.(b)                              227,000     7,640,820
=======================================================================

IT Consulting & Services-0.82%

Affiliated Computer Services, Inc.-Class A(a)      35,000     1,611,750
=======================================================================

Managed Health Care-1.02%

Aetna Inc.                                         50,000     2,015,000
=======================================================================

Motorcycle Manufacturers-1.59%

Harley-Davidson, Inc.(b)                           60,000     3,138,000
=======================================================================

Movies & Entertainment-1.69%

Viacom Inc.-Class B(a)                             75,000     3,345,750
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Multi-Line Insurance-2.06%

American International Group, Inc.                 65,000   $ 4,065,750
=======================================================================

Networking Equipment-0.45%

Cisco Systems, Inc.(a)                             80,000       894,400
=======================================================================

Oil & Gas Equipment & Services-2.69%

BJ Services Co.(a)(b)                              45,000     1,364,850
-----------------------------------------------------------------------
Smith International, Inc.(a)(b)                    75,000     2,344,500
-----------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        40,000     1,601,600
=======================================================================
                                                              5,310,950
=======================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.61%

Premcor Inc.(a)(b)                                 60,000     1,203,000
=======================================================================

Packaged Foods & Meats-0.94%

General Mills, Inc.                                45,000     1,859,400
=======================================================================

Pharmaceuticals-8.43%

Barr Laboratories, Inc.(a)                         30,000     1,764,900
-----------------------------------------------------------------------
Bristol-Myers Squibb Co.                          100,000     2,461,000
-----------------------------------------------------------------------
Mylan Laboratories Inc.                           112,500     3,540,375
-----------------------------------------------------------------------
Pfizer Inc.                                       150,000     4,765,500
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         25,000     1,935,750
-----------------------------------------------------------------------
Wyeth(b)                                           65,000     2,177,500
=======================================================================
                                                             16,645,025
=======================================================================

Property & Casualty Insurance-2.15%

Allstate Corp. (The)                              100,000     3,978,000
-----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)        6,480        85,990
-----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)       13,314       180,005
=======================================================================
                                                              4,243,995
=======================================================================

Restaurants-0.72%

Wendy's International, Inc.                        45,000     1,425,600
=======================================================================

Semiconductor Equipment-0.76%

Applied Materials, Inc.(a)                        100,000     1,503,000
=======================================================================

Semiconductors-4.10%

Microchip Technology Inc.                          80,000     1,952,000
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                            400,000     3,128,000
-----------------------------------------------------------------------
Texas Instruments Inc.                            190,000     3,013,400
=======================================================================
                                                              8,093,400
=======================================================================

Soft Drinks-2.35%

Coca-Cola Co. (The)                               100,000     4,648,000
=======================================================================

Specialty Stores-0.86%

Tiffany & Co.(b)                                   65,000     1,701,700
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Systems Software-5.01%

Microsoft Corp.(a)                                185,000   $ 9,891,950
=======================================================================

Wireless Telecommunication Services-0.57%

Nextel Communications, Inc.-Class A(a)            100,000     1,128,000
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $176,264,690)                         167,262,793
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
CONVERTIBLE BONDS & NOTES-1.78%

Electronic Equipment & Instruments-0.99%

Sanmina-SCI Corp., Conv. Unsec. Sub. Notes,
  4.25%, 05/01/04                              $2,200,000     1,947,000
=======================================================================

Pharmaceuticals-0.64%

ALZA Corp., Conv. Gtd. Unsec. Sub. Deb.,
  1.03%, 07/28/20(c)                            1,500,000     1,275,000
=======================================================================

Telecommunications Equipment-0.15%

Kestrel Solutions, Inc., Conv. Sub. Notes,
  5.50%, 07/15/05 (Acquired
    07/20/00-10/10/00; Cost
    $5,800,000)(d)(e)(f)                        5,500,000       291,500
=======================================================================
Total Convertible Bonds & Notes (Cost
  $8,815,056)                                                 3,513,500
=======================================================================

U.S. TREASURY SECURITIES-1.01%

U.S. Treasury Bills-1.01%

1.64%, 12/19/02 (Cost $1,995,640)(g)            2,000,000     1,995,640
=======================================================================


                         NUMBER
                           OF       EXERCISE   EXPIRATION
                        CONTRACTS    PRICE       MONTH
OPTIONS
  PURCHASED-0.65%

Calls-0.16%

Anheuser-Busch Cos.,
  Inc. (Brewers)          1,000      $  55       Dec-02        105,000
----------------------------------------------------------------------
Hewlett-Packard Co.
  (Computer Hardware)       850         15       Dec-02        142,375
----------------------------------------------------------------------
Lockheed Martin Corp.
  (Aerospace &
  Defense)                1,500         70       Dec-02         63,750
======================================================================
                                                               311,125
======================================================================

Puts-0.49%

Air Products &
  Chemicals, Inc.
  (Industrial Gases)        300         40       Nov-02          8,250
----------------------------------------------------------------------
AOL Time Warner Inc.
  (Movies &
  Entertainment)          1,500       12.5       Nov-02         22,500
----------------------------------------------------------------------
S&P 500 Index               216        850       Dec-02        508,680
----------------------------------------------------------------------
S&P 500 Index               135        875       Dec-02        435,375
======================================================================
                                                               974,805
======================================================================
    Total Options
      Purchased (Cost
      $2,085,953)                                            1,285,930
======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
MONEY MARKET FUNDS-8.14%

STIC Liquid Assets Portfolio(h)                8,037,921   $  8,037,921
-----------------------------------------------------------------------
STIC Prime Portfolio(h)                        8,037,921      8,037,921
=======================================================================
    Total Money Market Funds (Cost
      $16,075,842)                                           16,075,842
=======================================================================
TOTAL INVESTMENTS-96.24% (Cost $205,237,181)                190,133,705
=======================================================================
OTHER ASSETS LESS LIABILITIES-3.76%                           7,434,607
=======================================================================
NET ASSETS-100.00%                                         $197,568,312
_______________________________________________________________________
=======================================================================


                                               SHARES
                                                SOLD      MARKET
                                               SHORT       VALUE
-------------------------------------------------------------------
SECURITIES SOLD SHORT-11.48%(I)

American Electric Power Company, Inc.
  (Electric Utilities)                         72,000   $ 1,846,080
-------------------------------------------------------------------
Apollo Group, Inc.-Class A (Diversified
  Commercial Services)                         15,000       622,500
-------------------------------------------------------------------
Capital One Financial Corp. (Consumer
  Finance)                                     48,800     1,486,936
-------------------------------------------------------------------
eBay Inc. (Internet Retail)                    16,200     1,024,812
-------------------------------------------------------------------
Health Management Associates, Inc.-Class A
  (Health Care Facilities)                     35,000       669,200
-------------------------------------------------------------------
Hewlett-Packard Co. (Computer Hardware)        85,000     1,343,000
-------------------------------------------------------------------
Intuit Inc. (Application Software)             20,000     1,038,400
-------------------------------------------------------------------
Johnson & Johnson (Pharmaceuticals)            24,900     1,462,875
-------------------------------------------------------------------
Kohl's Corp. (Department Stores)               11,900       695,555
-------------------------------------------------------------------
Lennar Corp. (Homebuilding)                    12,500       689,625
-------------------------------------------------------------------
Lexmark International, Inc. (Computer Storage
  & Peripherals)                               22,000     1,307,240
-------------------------------------------------------------------
Noble Corp. (Cayman Islands) (Oil & Gas
  Drilling)                                    26,000   $   840,320
-------------------------------------------------------------------
Nokia Oyj-ADR (Finland) (Telecommunications
  Equipment)                                   80,000     1,329,600
-------------------------------------------------------------------
QUALCOMM Inc. (Telecommunications Equipment)   36,000     1,242,720
-------------------------------------------------------------------
SBC Communications Inc. (Integrated
  Telecommunications Service)                  42,500     1,090,550
-------------------------------------------------------------------
Sigma-Aldrich Corp. (Specialty Chemicals)      21,000       960,750
-------------------------------------------------------------------
Stryker Corp. (Health Care Equipment)          25,000     1,577,500
-------------------------------------------------------------------
Symantec Corp. (Systems Software)              19,800       792,000
-------------------------------------------------------------------
Tyco International Ltd. (Bermuda) (Industrial
  Conglomerates)                               51,500       744,690
-------------------------------------------------------------------
UnitedHealth Group Inc. (Managed HealthCare)   10,000       909,500
-------------------------------------------------------------------
Walgreen Co. (Drug Retail)                     30,000     1,012,500
===================================================================
    Total Securities Sold Short                         $22,686,353
___________________________________________________________________
===================================================================

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.15% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(f) Defaulted security.
(g) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.
(i) Collateral on short sales was segregated by the fund in the amount of $32,269,585 which represents 142.24% of market value of securities sold short.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $205,237,181)                                  $190,133,705
-------------------------------------------------------------
Cash                                               14,122,773
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,369,738
-------------------------------------------------------------
  Fund shares sold                                    146,418
-------------------------------------------------------------
  Dividends and interest                              190,427
-------------------------------------------------------------
  Investments sold short                           22,366,559
-------------------------------------------------------------
  Short stock rebates                                  33,633
-------------------------------------------------------------
Investment for deferred compensation plan              12,512
-------------------------------------------------------------
Other assets                                          124,594
=============================================================
    Total assets                                  228,500,359
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             6,144,214
-------------------------------------------------------------
  Fund shares reacquired                              692,726
-------------------------------------------------------------
  Options written (premiums received
    $1,246,367)                                       987,687
-------------------------------------------------------------
  Deferred compensation plan                           12,512
-------------------------------------------------------------
  Short stock account dividends                        25,652
-------------------------------------------------------------
  Short positions covered                              52,880
-------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $22,366,559)          22,686,353
-------------------------------------------------------------
Accrued interest                                       38,914
-------------------------------------------------------------
Accrued distribution fees                             154,956
-------------------------------------------------------------
Accrued trustees' fees                                    980
-------------------------------------------------------------
Accrued transfer agent fees                            93,873
-------------------------------------------------------------
Accrued operating expenses                             41,300
=============================================================
    Total liabilities                              30,932,047
=============================================================
Net assets applicable to shares outstanding      $197,568,312
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $ 89,218,493
_____________________________________________________________
=============================================================
Class B                                          $ 77,920,186
_____________________________________________________________
=============================================================
Class C                                          $ 30,429,633
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            12,639,024
_____________________________________________________________
=============================================================
Class B                                            11,246,750
_____________________________________________________________
=============================================================
Class C                                             4,392,951
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       7.06
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.06 divided by
      94.50%)                                    $       7.47
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                        $       6.93
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                        $       6.93
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $22,186)                                       $  2,145,262
-------------------------------------------------------------
Dividends from affiliated money market funds          134,946
-------------------------------------------------------------
Interest                                              461,004
-------------------------------------------------------------
Short stock rebates                                   373,813
=============================================================
    Total investment income                         3,115,025
=============================================================

EXPENSES:

Advisory fees                                       1,459,196
-------------------------------------------------------------
Administrative services fees                           78,368
-------------------------------------------------------------
Custodian fees                                         57,640
-------------------------------------------------------------
Distribution fees -- Class A                          459,805
-------------------------------------------------------------
Distribution fees -- Class B                        1,141,328
-------------------------------------------------------------
Distribution fees -- Class C                          463,335
-------------------------------------------------------------
Interest                                              153,606
-------------------------------------------------------------
Transfer agent fees                                   704,769
-------------------------------------------------------------
Trustees' fees                                         10,382
-------------------------------------------------------------
Dividends on short sales                              277,995
-------------------------------------------------------------
Other                                                 192,952
=============================================================
    Total expenses                                  4,999,376
=============================================================
Less: Fees waived                                    (126,267)
-------------------------------------------------------------
    Expenses paid indirectly                           (5,009)
=============================================================
    Net expenses                                    4,868,100
=============================================================
Net investment income (loss)                       (1,753,075)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS,
  OPTION CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                           (93,328,475)
-------------------------------------------------------------
  Futures contracts                                (1,850,143)
-------------------------------------------------------------
  Option contracts written                          3,486,919
-------------------------------------------------------------
  Securities sold short                             3,468,571
=============================================================
                                                  (88,223,128)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            30,816,216
-------------------------------------------------------------
  Option contracts written                            457,888
-------------------------------------------------------------
  Securities sold short                              (307,443)
=============================================================
                                                   30,966,661
=============================================================
Net gain (loss) from investment securities,
  futures contracts, option contracts and
  securities sold short                           (57,256,467)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(59,009,542)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (1,753,075)   $  (4,007,326)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                   (88,223,128)    (193,001,160)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                   30,966,661      (32,286,411)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (59,009,542)    (229,294,897)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                --      (10,086,217)
--------------------------------------------------------------------------------------------
  Class B                                                                --       (7,676,342)
--------------------------------------------------------------------------------------------
  Class C                                                                --       (3,061,577)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (56,370,192)     (84,873,590)
--------------------------------------------------------------------------------------------
  Class B                                                       (41,637,881)     (44,122,306)
--------------------------------------------------------------------------------------------
  Class C                                                       (19,744,365)     (13,372,968)
============================================================================================
    Net increase (decrease) in net assets                      (176,761,980)    (392,487,897)
============================================================================================

NET ASSETS:

  Beginning of year                                             374,330,292      766,818,189
============================================================================================
  End of year                                                 $ 197,568,312    $ 374,330,292
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 493,823,201    $ 613,321,836
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (87,349)         (12,888)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                 (281,002,949)    (192,779,821)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short      (15,164,591)     (46,198,835)
============================================================================================
                                                              $ 197,568,312    $ 374,330,292
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities III Fund (the "Fund"), formerly AIM Large Cap Opportunities Fund, is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital. The Fund reopened to new investors on October 1, 2002.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $67,583 reduction in the cost of securities and a corresponding $67,583 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $59,342 and to increase net unrealized gains and losses by $59,342. As a result, the net investment income per share decreased by $0.01 and the net realized and unrealized gains and losses per share remained the same. The ratio of net investment income to average net assets decreased by 0.02%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $2,317.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $78,368 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $389,988 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $335,855, $1,141,328 and $463,335, respectively, and AIM Distributors waived fees of $123,950 for Class A shares.

  AIM Distributors retained commissions of $8,811 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,479, $428 and $3,010 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,636 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,249 and reductions in custodian fees of $760 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,009.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

  During the year ended October 31, 2002, the average outstanding daily balance of bank loans for the Fund was $2,493,151 with a weighted average interest rate of 2.57%.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002       2001
------------------------------------------------------------
Distributions paid from:
  Ordinary income                        $  --   $11,996,664
------------------------------------------------------------
  Long-term capital gain                   --      8,827,472
============================================================
                                                 $20,824,136
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

  As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments              $ (23,210,439)
----------------------------------------------------------
Temporary book/tax differences                     (19,768)
----------------------------------------------------------
Capital loss carryforward                     (273,024,682)
----------------------------------------------------------
Shares of beneficial interest                  493,823,201
==========================================================
                                             $ 197,568,312
__________________________________________________________
==========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable to the tax deferral of losses on wash sales, certain short sales, differing book and tax treatment of bond premium amortization, the tax recognition of unrealized gains or losses on certain index options and other deferrals. Amount includes appreciation on option contracts written of $258,680.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                           CAPITAL LOSS
EXPIRATION                                 CARRYFORWARD
-------------------------------------------------------
October 31, 2009                           $187,853,698
-------------------------------------------------------
October 31, 2010                             85,170,984
=======================================================
                                           $273,024,682
_______________________________________________________
=======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $527,291,986 and $656,422,025, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                          $  8,016,375
-------------------------------------------------------------
  Securities sold short                               213,120
-------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                           (29,744,935)
-------------------------------------------------------------
  Securities sold short                            (1,953,679)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(23,469,119)
_____________________________________________________________
=============================================================


Cost of investments for tax purposes is $211,862,265.
Proceeds from securities sold short for tax purposes are $20,945,795.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification on October 31, 2002, undistributed net investment income (loss) was increased by $1,746,197 and shares of beneficial interest decreased by $1,746,197. This reclassification had no effect on net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                       3,563     $   578,087
-------------------------------------------------------------
Written                                74,032      11,388,480
-------------------------------------------------------------
Closed                                (54,220)     (9,106,555)
-------------------------------------------------------------
Exercised                              (7,367)     (1,007,721)
-------------------------------------------------------------
Expired                                (6,468)       (674,032)
=============================================================
End of year                             9,540     $ 1,178,259
_____________________________________________________________
=============================================================

  Open call options written at October 31, 2002 were as follows:

                                                                     OCTOBER 31,
                                                                        2002         UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF    PREMIUMS       MARKET       APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED        VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------
Abercrombie & Fitch
 Co.- Class A           Nov-02    $  20      1,000     $  119,016     $ 40,000        $ 79,016
-------------------------------------------------------------------------------------------------
Amgen Inc.              Dec-02       50        150         56,548       25,125          31,423
-------------------------------------------------------------------------------------------------
BJ Services Co.         Nov-02       30        450         36,264       73,125         (36,861)
-------------------------------------------------------------------------------------------------
Business Objects
 S.A.-ADR (France)      Nov-02       15      1,000         46,999       77,500         (30,501)
-------------------------------------------------------------------------------------------------
Charles Schwab Corp.
 (The)                  Nov-02       10      1,000         43,039       10,000          33,039
-------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.   Dec-02       60        200         19,399        9,500           9,899
-------------------------------------------------------------------------------------------------
Exxon Mobil Corp.       Nov-02       35        570         66,688       17,100          49,588
-------------------------------------------------------------------------------------------------
Fannie Mae              Nov-02       65        250         86,748       85,000           1,748
-------------------------------------------------------------------------------------------------
Federated Department
 Stores, Inc.           Nov-02       30        250         51,748       47,500           4,248
-------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.   Nov-02       55        600         88,197       24,000          64,197
-------------------------------------------------------------------------------------------------
Inco Ltd. (Canada)      Dec-02       20        300         32,099       21,750          10,349
-------------------------------------------------------------------------------------------------
Inco Ltd. (Canada)      Jan-03     17.5        500         43,999      117,500         (73,501)
-------------------------------------------------------------------------------------------------
Mercury Interactive
 Corp.                  Nov-02       25        325         51,024       81,250         (30,226)
-------------------------------------------------------------------------------------------------
Premcor Inc.            Dec-02       20        300         27,161       40,500         (13,339)
-------------------------------------------------------------------------------------------------
Procter & Gamble Co.
 (The)                  Dec-02       95        120         28,439       14,100          14,339
-------------------------------------------------------------------------------------------------
Royal Caribbean
 Cruises Ltd.           Nov-02       20        500         32,324       11,250          21,074
-------------------------------------------------------------------------------------------------
Smith International,
 Inc.                   Nov-02     32.5        750        121,526       73,125          48,401
-------------------------------------------------------------------------------------------------
3M Co.                  Nov-02      125        250         86,747      102,500         (15,753)
-------------------------------------------------------------------------------------------------
Tiffany & Co.           Nov-02     27.5        650         88,921       65,000          23,921
-------------------------------------------------------------------------------------------------
Wyeth                   Nov-02       35        375         51,373       19,687          31,686
=================================================================================================
                                             9,540     $1,178,259     $955,512        $222,747
_________________________________________________________________________________________________
=================================================================================================

NOTE 11--PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2002 are summarized as follows:

                                       PUT OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                       1,368     $   343,344
-------------------------------------------------------------
Purchased                              18,314       3,564,280
-------------------------------------------------------------
Closed                                (10,412)     (2,821,154)
-------------------------------------------------------------
Exercised                              (2,210)       (274,713)
-------------------------------------------------------------
Expired                                (5,350)       (743,649)
=============================================================
End of year                             1,710     $    68,108
_____________________________________________________________
=============================================================


  Open put option contracts written at October 31, 2002 were as follows:

                                                                  OCTOBER 31,
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
---------------------------------------------------------------------------------------------
AOL Time Warner Inc.    Nov-02     $10       1,500     $26,999      $ 7,500        $19,499
---------------------------------------------------------------------------------------------
Sigma-Aldrich Corp.     Dec-02      40         210      41,109       24,675         16,434
=============================================================================================
                                             1,710     $68,108      $32,175        $35,933
_____________________________________________________________________________________________
=============================================================================================

NOTE 12--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                         888,554*   $   7,394,951*     3,592,948    $  42,718,510
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         390,788        3,047,361      1,395,339       16,582,345
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         165,198        1,404,585        687,315        8,289,053
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --        783,366        9,557,193
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        593,078        7,206,287
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        236,058        2,868,267
==========================================================================================================================
Reacquired:
  Class A                                                      (7,642,955)     (63,765,143)   (12,454,161)    (137,149,293)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,550,550)*    (44,685,242)*   (6,396,626)     (67,910,938)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,604,233)     (21,148,950)    (2,288,820)     (24,530,288)
==========================================================================================================================
                                                              (14,353,198)   $(117,752,438)   (13,851,503)   $(142,368,864)
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 106,381 shares of Class B shares in the amount of $852,736 to 104,337 shares of Class A shares in the amount of $852,736.

NOTE 13--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                            CLASS A
                                                                ----------------------------------------------------------------
                                                                                                               DECEMBER 30, 1999
                                                                                               THREE MONTHS    (DATE OPERATIONS
                                                                 YEAR ENDED OCTOBER 31,          ENDED         COMMENCED) TO
                                                                ------------------------       OCTOBER 31,       JULY 31,
                                                                 2002             2001            2000             2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.83         $  13.60         $  13.12          $  10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.02)(a)(b)     (0.03)(a)           --(a)          (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.75)           (4.37)            0.48              3.13
================================================================================================================================
    Total from investment operations                              (1.77)           (4.40)            0.48              3.12
================================================================================================================================
Less distributions from net realized gains                           --            (0.37)              --                --
================================================================================================================================
Net asset value, end of period                                  $  7.06         $   8.83         $  13.60          $  13.12
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  (20.05)%         (33.10)%           3.66%            31.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $89,218         $171,324         $373,614          $138,205
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 1.26%(d)         2.16%            2.07%(e)          2.41%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.36%(d)         2.26%            2.10%(e)          2.49%(e)
================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                 1.11%(d)         2.12%            2.03%(e)          2.34%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.21%(d)         2.22%            2.06%(e)          2.42%(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.19)%(b)(d)    (0.30)%           0.04%(e)         (0.20)%(e)
================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.15%(d)         0.04%            0.04%(e)          0.07%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             195%             269%              38%              125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $(0.01) and the ratio of net investment income to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $131,372,836.
(e)  Annualized.


                                                                                            CLASS B
                                                               ------------------------------------------------------------------
                                                                                                              MARCH 31, 2000
                                                                                              THREE MONTHS     (DATE SALES
                                                                YEAR ENDED OCTOBER 31,          ENDED         COMMENCED) TO
                                                               ------------------------       OCTOBER 31,       JULY 31,
                                                                2002             2001            2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  8.74         $  13.55         $  13.10           $  12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)(b)     (0.12)(a)        (0.02)(a)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.73)           (4.32)            0.47               0.31
=================================================================================================================================
    Total from investment operations                             (1.81)           (4.44)            0.45               0.29
=================================================================================================================================
Less distributions from net realized gains                          --            (0.37)              --                 --
=================================================================================================================================
Net asset value, end of period                                 $  6.93         $   8.74         $  13.55           $  13.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                 (20.71)%         (33.53)%           3.44%              2.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $77,920         $143,331         $282,120           $102,795
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                2.01%(d)         2.92%            2.77%(e)           3.10%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.01%(d)         2.92%            2.77%(e)           3.18%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                1.86%(d)         2.88%            2.73%(e)           3.03%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.86%(d)         2.88%            2.73%(e)           3.11%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.94)%(b)(d)    (1.06)%          (0.66)%(e)         (0.89)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                   0.15%(d)         0.04%            0.04%(e)           0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            195%             269%              38%               125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $114,132,826.
(e)  Annualized.


                                                                                         CLASS C
                                                                ---------------------------------------------------------
                                                                                                              MARCH 31,
                                                                                                                2000
                                                                                                              (DATE SALES
                                                                                     ,        THREE MONTHS    COMMENCED)
                                                                YEAR ENDED OCTOBER 31,          ENDED            TO
                                                                -----------------------       OCTOBER 31,     JULY 31,
                                                                 2002            2001            2000           2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.73         $ 13.55         $  13.09        $ 12.81
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)(a)(b)    (0.12)(a)        (0.02)(a)      (0.02)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.72)          (4.33)            0.48           0.30
=========================================================================================================================
    Total from investment operations                              (1.80)          (4.45)            0.46           0.28
=========================================================================================================================
Less distributions from net realized gains                           --           (0.37)              --             --
=========================================================================================================================
Net asset value, end of period                                  $  6.93         $  8.73         $  13.55        $ 13.09
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  (20.62)%        (33.60)%           3.51%          2.19%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $30,430         $59,675         $111,084        $34,972
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 2.01%(d)        2.92%            2.77%(e)       3.10%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.01%(d)        2.92%            2.77%(e)       3.18%(e)
=========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                 1.86%(d)        2.88%            2.73%(e)       3.03%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.86%(d)        2.88%            2.73%(e)       3.11%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.94)%(b)(d)   (1.06)%          (0.66)%(e)     (0.89)%(e)
=========================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.15%(d)        0.04%            0.04%(e)       0.07%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             195%            269%              38%           125%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $46,333,541.
(e)  Annualized.

                                                                     APPENDIX II

               SEMIANNUAL REPORT TO SHAREHOLDERS / APRIL 30, 2003

                           AIM OPPORTUNITIES III FUND

                                  (COVER IMAGE)

                      (AIM INVESTMENTS LOGO APPEARS HERE)

                                --Servicemark--

                    YOUR GOALS. OUR SOLUTIONS.--Servicemark--

                        AIM Opportunities III Fund seeks

                          long-term growth of capital.

                NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

             This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

FUND DATA

================================================================================

PORTFOLIO COMPOSITION BY SECTOR

                                          (PIE CHART)

INFORMATION TECHNOLOGY                        23%
OTHER                                          6%
TELECOMMUNICATION SERVICES                     3%
ENERGY                                         6%
CONSUMER STAPLES                               7%
INDUSTRIALS                                   10%
CONSUMER DISCRETIONARY                        13%
HEALTH CARE                                   15%
FINANCIALS                                    17%


TOTAL NUMBER OF LONG HOLDINGS*               107

TOTAL NET ASSETS                          $175.5 million

================================================================================

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/03, including sales charges

CLASS A SHARES
 Inception (12/30/99)                  -10.06%
  1 Year                               -18.81

CLASS B SHARES
 Inception (3/31/00)                   -17.56
  1 Year                               -18.90

CLASS C SHARES
 Inception (3/31/00)                   -16.77
  1 Year                               -15.48

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/03, the most recent calendar quarter-end, which were: Class A shares, inception (12/30/99), -12.14%; one year, -28.30%. Class B shares, inception (3/31/00), -19.82%; one year, -28.34%. Class C shares, inception (3/31/00), -19.07%; one year, -25.44%.

================================================================================

================================================================================

FUND VS. INDEXES

Total Returns 10/31/02-4/30/03
excluding sales charges


CLASS A SHARES                                    2.12%

CLASS B SHARES                                    1.88

CLASS C SHARES                                    1.88

S&P 500 Index                                     4.47
(Broad Market Index and Style-Specific Index)

LIPPER LARGE-CAP GROWTH FUND INDEX                2.37
(Peer Group Index)

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================



====================================================================================================================================
TOP 10 LONG POSITIONS*                       TOP 10 SHORT POSITIONS                        TOP 10 INDUSTRIES*
------------------------------------------------------------------------------------------------------------------------------------

 1. Microsoft Corp.                  3.5%    1. QLogic Corp.                      1.3%     (long positions only)

 2. General Electric Co.             3.4     2. Lexmark International, Inc.       1.1       1. Diversified Financial Services   8.6%

 3. Citigroup Inc.                   3.4     3. Stryker Corp.                     1.0       2. Pharmaceuticals                  8.2

 4. Pfizer Inc.                      3.1     4. Valero Energy Corp.               0.9       3. Banks                            4.4

 5. Allstate Corp. (The)             1.7     5. KB Home                           0.8       4. Systems Software                 4.0

 6. Dell Computer Corp.              1.6     6. Krispy Kreme Doughnuts, Inc.      0.7       5. Oil & Gas Equipment & Services   3.4

 7. Fisher Scientific                        7. SurModics, Inc.                   0.7       6. Industrial Conglomerates         3.4
    International Inc.               1.6
                                             8. Sprint Corp.                      0.6       7. Semiconductors                   3.3
 8. Bristol-Myers Squibb Co.         1.6
                                             9. Nextel Communications, Inc.                 8. Apparel Retail                   3.1
 9. EMC Corp.                        1.6        -Class A                          0.6
                                                                                            9. General Merchandise Stores       3.0
10. Lehman Brothers Holdings Inc.    1.5    10. Teekay Shipping Corp.
                                                (Marshall Islands)                0.6      10. Semiconductor Equipment          2.6

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================


ABOUT FUND INFORMATION THROUGHOUT THIS REPORT:

o Effective July 1, 2002, AIM Large Cap Opportunities Fund was renamed AIM Opportunities III Fund.

o Unless otherwise stated, information presented here is as of 4/30/03 and is based on total net assets.

o AIM Opportunities III Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's share classes will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Since stock prices can rise without limit, short sales are riskier because of unlimited exposure to loss until the position is covered. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses.

Performance of a market index does not. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, aiminvestments.com.

FOR MORE INFORMATION, PLEASE VISIT AIMinvestments.com.

TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           This is the report on AIM Opportunities III Fund for the six
ROBERT H.           months ended April 30, 2003. You will note that we have
GRAHAM]             adopted a more concise format for our semiannual reports.
                    Important information such as top holdings and performance as of the close of the reporting period appear on the opposite page. This letter will provide an overview of the markets and your fund during the six months covered by this report. As always, timely information about your fund and the markets in general is available at our Web site, aiminvestments.com.

                    MARKET CONDITIONS

                    Positive performance during March and April 2003 enabled major stock market indexes to post gains for the reporting period. For example, the unmanaged Standard & Poor's
Composite Index of 500 Stocks (the S&P 500), an index of common stocks frequently used as a general measure of U.S. stock market performance, returned 4.47% for the six months ended April 30, 2003.

    Year to date as of April 30, consumer discretionary, information technology and financials were among the better-performing sectors of the S&P 500, while telecommunications services was the worst.

    Generally, mid- and small-cap stocks outperformed large-cap stocks, and the value investment style outperformed the growth investment style during the six-month reporting period. For example, the unmanaged Russell 1000 Index, which represents the performance of the stocks of large-capitalization companies, returned 4.75% while the unmanaged Russell Midcap Index, which represents the performance of the stocks of domestic mid-capitalization companies, returned 7.58% and the unmanaged Russell 2000 Index, which represents the performance of the stocks of small-capitalization companies, returned 7.55%.

    Among large-cap stocks, the value investment style generally outperformed the growth investment style during the six-month reporting period. For example, the Russell 1000 Growth Index, which measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values, produced total return of 4.28% while its value counterpart, the Russell 1000 Value, which measures the performance of Russell 1000 companies with lower price/book ratios and lower forecasted growth values, returned 5.25%.

YOUR FUND

AIM Opportunities III Fund achieved positive results at net asset value for the period. Information technology, financials and health care remained the largest sectors at the end of the period, as they had been at the beginning. However, the proportion of assets in information technology holdings increased during the period, while those in financials and health care declined.

    Portfolio managers Steven A. Brase, Brant H. DeMuth, Robert C. Leslie, and Charles D. Scavone also made some changes over the six months in some of the sectors in which the fund has lower participation. Holdings in industrials and consumer staples increased somewhat, while those in consumer discretionary and energy decreased.

IN CLOSING

I thank you for your continued participation in AIM Opportunities III Fund, and I look forward to reporting to you again in six months. If you have any questions, please consult your financial advisor to help you with your investment choices. As always, members of our award-winning Client Services department are ready to help. They can be reached at 800-959-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
April 30, 2003

================================================================================

                        POSITIVE PERFORMANCE DURING MARCH

                       AND APRIL 2003 ENABLED MAJOR STOCK

                        MARKET INDEXES TO POST GAINS FOR

                              THE REPORTING PERIOD.

                                ROBERT H. GRAHAM

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)


                                                                  MARKET
                                                 SHARES            VALUE
---------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-96.40%

AEROSPACE & DEFENSE-1.03%

Lockheed Martin Corp.(a)                           36,000       $ 1,801,800
===========================================================================

AIR FREIGHT & LOGISTICS-2.03%

FedEx Corp.                                        14,000           838,320
---------------------------------------------------------------------------
Ryder System, Inc.                                 60,000         1,490,400
---------------------------------------------------------------------------
United Parcel Service, Inc.-Class B                20,000         1,242,400
===========================================================================
                                                                  3,571,120
===========================================================================

ALTERNATIVE CARRIERS-0.41%

Level 3 Communications, Inc.(b)                   125,000           715,000
===========================================================================

APPAREL RETAIL-3.12%

Abercrombie & Fitch Co.-Class A(a)(b)              50,000         1,644,000
---------------------------------------------------------------------------
AnnTaylor Stores Corp.(b)                          30,000           709,800
---------------------------------------------------------------------------
Chico's FAS, Inc.(b)                               30,000           730,200
---------------------------------------------------------------------------
Limited Brands                                    100,000         1,454,000
---------------------------------------------------------------------------
Ross Stores, Inc.                                  25,000           947,500
===========================================================================
                                                                  5,485,500
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.87%

Polo Ralph Lauren Corp.(b)                         65,000         1,524,250
===========================================================================

APPLICATION SOFTWARE-2.05%

Amdocs Ltd. (United Kingdom)(a)(b)                125,000         2,207,500
---------------------------------------------------------------------------
BEA Systems, Inc.                                 130,000         1,392,300
===========================================================================
                                                                  3,599,800
===========================================================================

BANKS-4.35%

Bank of America Corp.                              35,000         2,591,750
---------------------------------------------------------------------------
Charter One Financial, Inc.                        75,000         2,178,750
---------------------------------------------------------------------------
FleetBoston Financial Corp.                        35,000           928,200
---------------------------------------------------------------------------
Wells Fargo & Co.                                  40,000         1,930,400
===========================================================================
                                                                  7,629,100
===========================================================================

BIOTECHNOLOGY-0.75%

Genzyme Corp.(a)(b)                                32,500         1,309,100
===========================================================================

BROADCASTING & CABLE TV-0.73%

Hispanic Broadcasting Corp.(b)                     50,000         1,282,500
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.21%

Ultimate Electronics, Inc.(b)                      43,500           367,575
===========================================================================

COMPUTER HARDWARE-2.61%

Dell Computer Corp.(a)(b)                         100,000         2,891,000
---------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES            VALUE
---------------------------------------------------------------------------

COMPUTER HARDWARE-(CONTINUED)

Sun Microsystems, Inc.(b)                         510,000       $ 1,683,000
===========================================================================
                                                                  4,574,000
===========================================================================

COMPUTER STORAGE & PERIPHERALS-1.55%

EMC Corp.(b)                                      300,000         2,727,000
===========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.75%

Deere & Co.                                        30,000         1,320,900
===========================================================================

DATA PROCESSING SERVICES-0.62%

BISYS Group, Inc. (The)(b)                         65,000         1,097,200
===========================================================================

DEPARTMENT STORES-1.04%

Nordstrom, Inc.                                   105,000         1,819,650
===========================================================================

DISTILLERS & VINTNERS-0.76%

Constellation Brands, Inc.-Class A(b)              50,000         1,340,500
===========================================================================

DIVERSIFIED CHEMICALS-0.61%

E. I. du Pont de Nemours & Co.(a)                  25,000         1,063,250
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-8.56%

Bear Stearns Cos., Inc. (The)                      15,000         1,002,600
---------------------------------------------------------------------------
Citigroup Inc.                                    150,000         5,887,500
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            50,000         1,467,500
---------------------------------------------------------------------------
Legg Mason, Inc.                                   19,000         1,031,700
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      42,500         2,676,225
---------------------------------------------------------------------------
Morgan Stanley                                     50,000         2,237,500
---------------------------------------------------------------------------
Raymond James Financial, Inc.                      25,000           717,000
===========================================================================
                                                                 15,020,025
===========================================================================

ELECTRIC UTILITIES-0.70%

Public Service Enterprise Group Inc.               32,000         1,231,040
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.99%

Symbol Technologies, Inc.                          50,000           546,500
---------------------------------------------------------------------------
Tech Data Corp.(b)                                 35,900           861,600
---------------------------------------------------------------------------
Thermo Electron Corp.(b)                           75,000         1,362,750
---------------------------------------------------------------------------
Waters Corp.(b)                                    30,000           720,300
===========================================================================
                                                                  3,491,150
===========================================================================

EMPLOYMENT SERVICES-1.27%

Monster Worldwide Inc.(a)(b)                       60,000         1,006,200
---------------------------------------------------------------------------
Robert Half International Inc.(b)                  75,000         1,221,000
===========================================================================
                                                                  2,227,200
===========================================================================


                                                                  MARKET
                                                 SHARES            VALUE
---------------------------------------------------------------------------

FOOD DISTRIBUTORS-0.61%

SUPERVALU INC                                      65,000       $ 1,070,550
===========================================================================

GENERAL MERCHANDISE STORES-2.98%

Family Dollar Stores, Inc.                         25,000           854,750
---------------------------------------------------------------------------
Target Corp.                                       55,000         1,839,200
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              45,000         2,534,400
===========================================================================
                                                                  5,228,350
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.82%

AmerisourceBergen Corp.                            25,000         1,446,250
===========================================================================

HEALTH CARE EQUIPMENT-1.82%

Medtronic, Inc.                                    50,000         2,387,000
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)(b)                 15,000           807,900
===========================================================================
                                                                  3,194,900
===========================================================================

HEALTH CARE FACILITIES-1.46%

HCA Inc.                                           80,000         2,568,000
===========================================================================

HEALTH CARE SUPPLIES-1.64%

Fisher Scientific International Inc.(b)           100,000         2,881,000
===========================================================================

HOME IMPROVEMENT RETAIL-0.75%

Lowe's Cos., Inc.(a)                               30,000         1,316,700
===========================================================================

HOUSEHOLD PRODUCTS-2.49%

Clorox Co. (The)                                   10,000           452,200
---------------------------------------------------------------------------
Colgate-Palmolive Co.                              30,000         1,715,100
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                         24,500         2,201,325
===========================================================================
                                                                  4,368,625
===========================================================================

INDUSTRIAL CONGLOMERATES-3.36%

General Electric Co.                              200,000         5,890,000
===========================================================================

INDUSTRIAL GASES-0.53%

Praxair, Inc.                                      16,000           929,280
===========================================================================

INDUSTRIAL MACHINERY-0.59%

Danaher Corp.                                      15,000         1,034,700
===========================================================================

INTEGRATED OIL & GAS-0.79%

Exxon Mobil Corp.                                  39,500         1,390,400
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.52%

CenturyTel, Inc.                                   40,000         1,178,000
---------------------------------------------------------------------------
Verizon Communications Inc.(a)                     40,000         1,495,200
===========================================================================
                                                                  2,673,200
===========================================================================

INTERNET SOFTWARE & SERVICES-1.24%

VeriSign, Inc.(b)                                 175,000         2,173,500
===========================================================================

IT CONSULTING & SERVICES-1.57%

CACI International Inc.-Class A(b)                 38,000         1,327,340
---------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES            VALUE
---------------------------------------------------------------------------

IT CONSULTING & SERVICES-(CONTINUED)

SunGard Data Systems Inc.(b)                       25,000       $   537,500
---------------------------------------------------------------------------
Unisys Corp.(b)                                    85,000           884,000
===========================================================================
                                                                  2,748,840
===========================================================================

LIFE & HEALTH INSURANCE-0.47%

AFLAC Inc.                                         25,000           817,750
===========================================================================

MANAGED HEALTH CARE-0.58%

Health Net Inc.(b)                                 39,300         1,025,337
===========================================================================

MOVIES & ENTERTAINMENT-1.24%

Viacom Inc.-Class B(b)                             50,000         2,170,500
===========================================================================

MULTI-LINE INSURANCE-1.16%

American International Group, Inc.                 35,000         2,028,250
===========================================================================

NETWORKING EQUIPMENT-0.86%

Cisco Systems, Inc.(b)                            100,000         1,504,000
===========================================================================

OIL & GAS DRILLING-1.23%

GlobalSantaFe Corp. (Cayman Islands)(a)            40,000           846,400
---------------------------------------------------------------------------
Pride International, Inc.(b)                       85,000         1,319,200
===========================================================================
                                                                  2,165,600
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.38%

BJ Services Co.(b)                                 40,000         1,460,400
---------------------------------------------------------------------------
Smith International, Inc.(b)                       70,000         2,489,200
---------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(b)        49,500         1,991,385
===========================================================================
                                                                  5,940,985
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.83%

XTO Energy, Inc.                                   75,000         1,462,500
===========================================================================

PACKAGED FOODS & MEATS-1.99%

ConAgra Foods, Inc.                                55,000         1,155,000
---------------------------------------------------------------------------
General Mills, Inc.                                30,000         1,353,300
---------------------------------------------------------------------------
Unilever PLC (United Kingdom)                     100,000           983,908
===========================================================================
                                                                  3,492,208
===========================================================================

PAPER PRODUCTS-0.61%

International Paper Co.(a)                         30,000         1,072,500
===========================================================================

PHARMACEUTICALS-8.23%

Bristol-Myers Squibb Co.(a)                       110,000         2,809,400
---------------------------------------------------------------------------
Johnson & Johnson                                  30,000         1,690,800
---------------------------------------------------------------------------
Merck & Co. Inc.                                   40,000         2,327,200
---------------------------------------------------------------------------
Pfizer Inc.                                       175,000         5,381,250
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)(a)                                      20,000           934,000
---------------------------------------------------------------------------
Wyeth                                              30,000         1,305,900
===========================================================================
                                                                 14,448,550
===========================================================================


                                                                  MARKET
                                                 SHARES            VALUE
---------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-2.29%

ACE Ltd. (Cayman Islands)                          30,000       $   992,400
---------------------------------------------------------------------------
Allstate Corp. (The)                               80,000         3,023,200
===========================================================================
                                                                  4,015,600
===========================================================================

PUBLISHING-0.60%

Gannett Co., Inc.                                  14,000         1,060,080
===========================================================================

RESTAURANTS-1.04%

Brinker International, Inc.(b)                     28,000           889,000
---------------------------------------------------------------------------
McDonald's Corp.                                   55,000           940,500
===========================================================================
                                                                  1,829,500
===========================================================================

SEMICONDUCTOR EQUIPMENT-2.63%

Applied Materials, Inc.(b)                        100,000         1,460,000
---------------------------------------------------------------------------
Cymer, Inc.(b)                                     36,100         1,030,655
---------------------------------------------------------------------------
KLA-Tencor Corp.(b)                                10,800           442,800
---------------------------------------------------------------------------
Novellus Systems, Inc.(b)                          60,000         1,682,400
===========================================================================
                                                                  4,615,855
===========================================================================

SEMICONDUCTORS-3.31%

Applied Micro Circuits Corp.(b)                   200,000           896,000
---------------------------------------------------------------------------
Broadcom Corp.-Class A(a)(b)                       65,000         1,162,850
---------------------------------------------------------------------------
Integrated Device Technology, Inc.(b)             100,000         1,033,000
---------------------------------------------------------------------------
Intel Corp.                                       125,000         2,300,000
---------------------------------------------------------------------------
Microchip Technology Inc.                          20,000           415,800
===========================================================================
                                                                  5,807,650
===========================================================================

SOFT DRINKS-1.05%

PepsiCo, Inc.(a)                                   42,500         1,839,400
===========================================================================

SPECIALTY STORES-0.39%

Tiffany & Co.(a)                                   25,000           693,500
===========================================================================

SYSTEMS SOFTWARE-4.00%

Microsoft Corp.                                   240,000         6,136,800
---------------------------------------------------------------------------
Oracle Corp.(b)                                    75,000           891,000
===========================================================================
                                                                  7,027,800
===========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.49%

ADC Telecommunications, Inc.(b)                   400,000           955,200
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           100,000         1,657,000
===========================================================================
                                                                  2,612,200
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.84%

Vodafone Group PLC-ADR (United Kingdom)            75,000         1,482,000
===========================================================================
  Total Stocks & Other Equity Interests (Cost
    $160,629,093)                                               169,223,720
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT

U.S. TREASURY BILLS-1.14%

1.12%, 06/19/03 (Cost $1,996,951)(c)           $2,000,000(d)      1,996,951
___________________________________________________________________________
===========================================================================

                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION    MARKET
                                               CONTRACTS    PRICE        DATE        VALUE
--------------------------------------------------------------------------------------------
OPTIONS PURCHASED-0.96%

CALLS-0.04%

QLogic Corp. (Semiconductors)                      250      $42.50      May-03     $  63,125
============================================================================================

PUTS-0.92%

BEA Systems, Inc. (Application Software)           975          10      May-03        24,375
--------------------------------------------------------------------------------------------
Intel Corp. (Semiconductors)                       900       17.50      Jul-03        90,000
--------------------------------------------------------------------------------------------
Lockheed Martin Corp. (Aerospace & Defense)        360          40      May-03           900
--------------------------------------------------------------------------------------------
S&P 500 Index                                      130         850      May-03        18,850
--------------------------------------------------------------------------------------------
S&P 500 Index                                      339         900      Jul-03       933,945
--------------------------------------------------------------------------------------------
S&P 500 Index                                      110         875      Sep-03       339,350
--------------------------------------------------------------------------------------------
S&P 500 Index                                      170         750      Sep-03       125,800
--------------------------------------------------------------------------------------------
Western Digital Corp. (Computer Storage &
  Peripherals)                                   1,000          10      May-03        85,000
============================================================================================
                                                                                   1,618,220
============================================================================================
    Total Options Purchased (Cost $2,810,008)
                                                                                   1,681,345
____________________________________________________________________________________________
============================================================================================

                                                SHARES
MONEY MARKET FUNDS-1.31%

STIC Liquid Assets Portfolio(e)                1,152,312      1,152,312
=======================================================================
STIC Prime Portfolio(e)                        1,152,312      1,152,312
=======================================================================
  Total Money Market Funds (Cost $2,304,624)                  2,304,624
=======================================================================
TOTAL INVESTMENTS-99.81% (Cost $167,740,676)                175,206,640
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.19%                             329,326
=======================================================================
NET ASSETS-100.00%                                         $175,535,966
_______________________________________________________________________
=======================================================================

                                               SHARES
                                                SOLD
                                               SHORT
SECURITIES SOLD SHORT-12.01%(F)

Eaton Corp. (Industrial Machinery)             10,000   $   820,700
-------------------------------------------------------------------
General Dynamics Corp. (Aerospace & Defense)   15,000       931,050
-------------------------------------------------------------------
Harley-Davidson, Inc. (Motorcycle
  Manufacturers)                                4,600       204,424
-------------------------------------------------------------------
KB Home (Homebuilding)                         26,900     1,325,363
-------------------------------------------------------------------
Krispy Kreme Doughnuts, Inc. (Restaurants)     40,000     1,299,200
-------------------------------------------------------------------
Lennar Corp.-Class A (Homebuilding)            11,800       640,032
-------------------------------------------------------------------
Lexmark International, Inc. (Computer Storage
  & Peripherals)                               27,000     2,011,770
-------------------------------------------------------------------
Nextel Communications, Inc.-Class A (Wireless
  Telecommunication Services)                  75,000     1,109,250
-------------------------------------------------------------------
QLogic Corp. (Semiconductors)                  50,000     2,199,500
-------------------------------------------------------------------
QUALCOMM Inc. (Telecommunications Equipment)   27,000       861,030
-------------------------------------------------------------------

                                               SHARES
                                                SOLD      MARKET
                                               SHORT       VALUE
-------------------------------------------------------------------
Scientific-Atlanta, Inc. (Telecommunications
  Equipment)                                   29,500   $   479,375
-------------------------------------------------------------------
Sprint Corp. (Integrated Telecommunications
  Services)                                    97,000     1,116,470
-------------------------------------------------------------------
Stryker Corp. (Health Care Equipment)          25,000     1,675,250
-------------------------------------------------------------------
SurModics, Inc. (Health Care Supplies)         35,000     1,271,900
-------------------------------------------------------------------
Teekay Shipping Corp. (Marshall Islands) (Oil
  & Gas Refining, Marketing & Transportation)  29,000     1,100,550
-------------------------------------------------------------------

                                               SHARES
                                                SOLD      MARKET
                                               SHORT       VALUE
-------------------------------------------------------------------
Valero Energy Corp. (Oil & Gas Refining,
  Marketing & Transportation)                  42,000   $ 1,543,500
-------------------------------------------------------------------
VERITAS Software Corp. (Systems Software)      50,000     1,100,500
-------------------------------------------------------------------
Xerox Corp. (Office Electronics)               40,400       398,344
-------------------------------------------------------------------
Yum! Brands, Inc. (Restaurants)                40,000       988,000
===================================================================
    Total Securities Sold Short                         $21,076,208
___________________________________________________________________
===================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) A portion of this security is subject to call options written. See Note 1 section I and Note 8.
(b) Non-income producing security.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section J and Note 10.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) Collateral on short sales was segregated by the Fund in the amount of $29,805,624 which represents 141.42% of market value of securities sold short.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $167,740,676)                                $ 175,206,640
------------------------------------------------------------
Cash                                               2,644,916
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,789,959
------------------------------------------------------------
  Fund shares sold                                   102,714
------------------------------------------------------------
  Dividends and interest                              96,135
------------------------------------------------------------
  Investments sold short                          19,600,270
------------------------------------------------------------
  Short stock rebates                                 17,546
------------------------------------------------------------
Investment for deferred compensation plan             15,329
------------------------------------------------------------
Other assets                                          55,980
============================================================
    Total assets                                 202,529,489
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,102,276
------------------------------------------------------------
  Fund shares reacquired                             753,278
------------------------------------------------------------
  Options written (premiums received
    $411,734)                                        561,813
------------------------------------------------------------
  Deferred compensation plan                          15,329
------------------------------------------------------------
  Short stock account dividends                        4,800
------------------------------------------------------------
  Short positions covered                            188,459
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $19,600,270)         21,076,208
------------------------------------------------------------
Accrued interest payable                              40,064
------------------------------------------------------------
Accrued distribution fees                            150,691
------------------------------------------------------------
Accrued trustees' fees                                   840
------------------------------------------------------------
Accrued transfer agent fees                           76,594
------------------------------------------------------------
Accrued operating expenses                            23,171
============================================================
    Total liabilities                             26,993,523
============================================================
Net assets applicable to shares outstanding    $ 175,535,966
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 468,852,173
------------------------------------------------------------
Undistributed net investment income (loss)        (1,058,040)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts, option contracts and
  securities sold short                         (298,403,141)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short              6,144,974
============================================================
                                               $ 175,535,966
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  79,726,736
____________________________________________________________
============================================================
Class B                                        $  70,308,402
____________________________________________________________
============================================================
Class C                                        $  25,500,828
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           11,052,661
____________________________________________________________
============================================================
Class B                                            9,963,271
____________________________________________________________
============================================================
Class C                                            3,614,289
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        7.21
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.21 divided by
      94.50%)                                  $        7.63
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        7.06
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        7.06
____________________________________________________________
============================================================


See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,900)          $  1,100,023
--------------------------------------------------------------------------
Dividends from affiliated money market funds                        27,372
--------------------------------------------------------------------------
Interest                                                            79,390
--------------------------------------------------------------------------
Short stock rebates                                                 92,472
==========================================================================
    Total investment income                                      1,299,257
==========================================================================

EXPENSES:

Advisory fees                                                    1,019,315
--------------------------------------------------------------------------
Administrative services fees                                        24,795
--------------------------------------------------------------------------
Custodian fees                                                      22,295
--------------------------------------------------------------------------
Distribution fees -- Class A                                       142,964
--------------------------------------------------------------------------
Distribution fees -- Class B                                       358,665
--------------------------------------------------------------------------
Distribution fees -- Class C                                       137,811
--------------------------------------------------------------------------
Interest                                                           134,472
--------------------------------------------------------------------------
Transfer agent fees                                                248,176
--------------------------------------------------------------------------
Trustees' fees                                                       4,603
--------------------------------------------------------------------------
Dividends on short sales                                            99,565
--------------------------------------------------------------------------
Other                                                               79,645
==========================================================================
    Total expenses                                               2,272,306
==========================================================================
Less: Fees waived and expenses paid indirectly                      (2,358)
==========================================================================
    Net expenses                                                 2,269,948
==========================================================================
Net investment income (loss)                                      (970,691)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS, OPTION
  CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                        (17,078,274)
--------------------------------------------------------------------------
  Foreign currencies                                                   663
--------------------------------------------------------------------------
  Futures contracts                                                215,027
--------------------------------------------------------------------------
  Option contracts written                                       1,817,219
--------------------------------------------------------------------------
  Securities sold short                                         (2,354,827)
==========================================================================
                                                               (17,400,192)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         22,569,440
--------------------------------------------------------------------------
  Futures contracts                                                305,027
--------------------------------------------------------------------------
  Option contracts written                                        (408,758)
--------------------------------------------------------------------------
  Securities sold short                                         (1,156,144)
==========================================================================
                                                                21,309,565
==========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts, option contracts and securities sold
  short                                                          3,909,373
==========================================================================
Net increase in net assets resulting from operations          $  2,938,682
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (970,691)   $  (1,753,075)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                  (17,400,192)     (88,223,128)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, futures contracts, option contracts and
    securities sold short                                       21,309,565       30,966,661
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  2,938,682      (59,009,542)
===========================================================================================
Share transactions-net:
  Class A                                                      (11,010,092)     (56,370,192)
-------------------------------------------------------------------------------------------
  Class B                                                       (8,686,447)     (41,637,881)
-------------------------------------------------------------------------------------------
  Class C                                                       (5,274,489)     (19,744,365)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (24,971,028)    (117,752,438)
===========================================================================================
    Net increase (decrease) in net assets                      (22,032,346)    (176,761,980)
===========================================================================================

NET ASSETS:

  Beginning of period                                          197,568,312      374,330,292
===========================================================================================
  End of period                                               $175,535,966    $ 197,568,312
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities III Fund, (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

       The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the six months ended April 30, 2003, AIM waived fees of $599.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $153,471 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the

Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $142,964, $358,665 and $137,811, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $5,888 in front-end sales commissions from the sale of Class A shares and $62, $95 and $171 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,383 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,296 and reductions in custodian fees of $463 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,759.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended April 30, 2003.

    The Fund is a participant in a committed line of credit facility with a syndicate administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.

    During the six months ended April 30, 2003, the average outstanding daily balance of bank loans for the Fund was $4,753,425 with a weighted average interest rate of 2.07%.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
October 31, 2009                                                    $187,853,698
--------------------------------------------------------------------------------
October 31, 2010                                                      85,170,984
================================================================================
Total capital loss carryforward                                     $273,024,682
________________________________________________________________________________
================================================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $217,826,299 and $266,635,411, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                                             $11,348,915
-------------------------------------------------------------------------------
  Securities sold short                                                 155,957
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                              (5,736,770)
-------------------------------------------------------------------------------
  Securities sold short                                              (1,631,895)
===============================================================================
Net unrealized appreciation of investment securities                $ 4,136,207
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $169,594,495. Proceeds from securities sold short for tax purposes are $19,600,270.

NOTE 8--CALL OPTION CONTRACTS WRITTEN


Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                                        CALL OPTION CONTRACTS
                                                       ------------------------
                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
-------------------------------------------------------------------------------
Beginning of period                                       9,540     $ 1,178,259
-------------------------------------------------------------------------------
Written                                                  30,970       3,146,854
-------------------------------------------------------------------------------
Closed                                                  (23,650)     (2,458,540)
-------------------------------------------------------------------------------
Exercised                                                (7,895)       (927,637)
-------------------------------------------------------------------------------
Expired                                                  (4,430)       (532,883)
===============================================================================
End of period                                             4,535     $   406,053
_______________________________________________________________________________
===============================================================================


  Open call options written at April 30, 2003 were as follows:

                                                                                                    APRIL 30,
                                                                                                      2003         UNREALIZED
                                                    CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET       APPRECIATION
ISSUE                                                MONTH      PRICE     CONTRACTS    RECEIVED       VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch Co.-Class A                      May-03     $32.50        175      $ 21,349     $ 21,875       $    (526)
-------------------------------------------------------------------------------------------------------------------------------
Amdocs Ltd. (United Kingdom)                         Jul-03     17.50          50         6,100        7,750          (1,650)
-------------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                             Jun-03        25         500        53,497       68,750         (15,253)
-------------------------------------------------------------------------------------------------------------------------------
Broadcom Corp.- Class A                              Jun-03        20         650        40,948       48,750          (7,802)
-------------------------------------------------------------------------------------------------------------------------------
Dell Computer Corp.                                  Jun-03        30         300        30,599       27,000           3,599
-------------------------------------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                        May-03     42.50         100         4,050        7,750          (3,700)
-------------------------------------------------------------------------------------------------------------------------------
Genzyme Corp.                                        Jun-03     42.50         325        43,522       41,438           2,084
-------------------------------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp. (Cayman Islands)                 May-03     22.50         400        19,199        7,000          12,199
-------------------------------------------------------------------------------------------------------------------------------
International Paper Co.                              May-03        35         150        15,112       18,375          (3,263)
-------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                Jun-03        50         360        20,879       69,300         (48,421)
-------------------------------------------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                    May-03     42.50         200        22,399       40,000         (17,601)
-------------------------------------------------------------------------------------------------------------------------------
Monster Worldwide Inc.                               May-03     17.50         600        37,798       31,500           6,298
-------------------------------------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                        May-03        40         225        21,424       75,375         (53,951)
-------------------------------------------------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR (Israel)     Jun-03     47.50          70        12,739       12,600             139
-------------------------------------------------------------------------------------------------------------------------------
Tiffany & Co.                                        May-03        30          80         6,240        1,600           4,640
-------------------------------------------------------------------------------------------------------------------------------
Varian Medical Systems, Inc.                         May-03        55          50         6,100        3,625           2,475
-------------------------------------------------------------------------------------------------------------------------------
Verizon Communications Inc.                          May-03        35         300        44,098       77,250         (33,152)
===============================================================================================================================
                                                                            4,535      $406,053     $559,938       $(153,885)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 9--PUT OPTION CONTRACTS WRITTEN


Transactions in put options contracts written during the six months ended April 30, 2003 are summarized as follows:

                                                          PUT OPTION CONTRACTS
                                                         ----------------------
                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
-------------------------------------------------------------------------------
Beginning of period                                        1,710      $  68,107
-------------------------------------------------------------------------------
Purchased                                                  5,795        474,270
-------------------------------------------------------------------------------
Closed                                                    (5,630)      (509,697)
-------------------------------------------------------------------------------
Expired                                                   (1,500)       (26,999)
===============================================================================
End of period                                                375      $   5,681
_______________________________________________________________________________
===============================================================================


  Open put option contracts written at April 30, 2003 were as follows:

                                                                                                    APRIL 30,
                                                                                                      2003
                                                     CONTRACT    STRIKE    NUMBER OF    PREMIUMS     MARKET       UNREALIZED
ISSUE                                                 MONTH      PRICE     CONTRACTS    RECEIVED      VALUE      APPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
QLogic Corp.                                          May-03      $33         375        $5,681      $1,875         $3,806
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10--FUTURES CONTRACTS


On April 30, 2003, $528,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of April 30, 2003 were as follows:

                                                               NO. OF        MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    33        Jun-03/Long    $7,557,825      $305,027
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 11--SHARE INFORMATION


The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    APRIL 30, 2003                OCTOBER 31, 2002
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        605,902    $  4,237,274        784,217    $   6,542,215
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        425,568       2,917,099        390,788        3,047,361
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         78,998         536,306        165,198        1,404,585
========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         41,981         290,734        104,337          852,736
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (42,854)       (290,734)      (106,381)        (852,736)
========================================================================================================================
Reacquired:
  Class A                                                     (2,234,246)    (15,538,100)    (7,642,955)     (63,765,143)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,666,193)    (11,312,812)    (5,444,169)     (43,832,506)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (857,660)     (5,810,795)    (2,604,233)     (21,148,950)
========================================================================================================================
                                                              (3,648,504)   $(24,971,028)   (14,353,198)   $(117,752,438)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                          ----------------------------------------------------------------------------------
                                                                                                              DECEMBER 30,
                                                                                                                  1999
                                                                                                                  (DATE
                                          SIX MONTHS              YEAR ENDED              THREE MONTHS         OPERATIONS
                                            ENDED                OCTOBER 31,                 ENDED            COMMENCED) TO
                                          APRIL 30,        ------------------------       OCTOBER 31,           JULY 31,
                                             2003           2002             2001             2000                2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  7.06         $  8.83         $  13.60         $  13.12            $  10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.03)          (0.02)(a)(b)     (0.03)(a)         0.00(a)            (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.18           (1.75)           (4.37)            0.48                3.13
============================================================================================================================
    Total from investment operations          0.15           (1.77)           (4.40)            0.48                3.12
============================================================================================================================
Less distributions from net realized
  gains                                         --              --            (0.37)              --                  --
============================================================================================================================
Net asset value, end of period             $  7.21         $  7.06         $   8.83         $  13.60            $  13.12
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                               2.12%         (20.05)%         (33.10)%           3.66%              31.20%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $79,727         $89,218         $171,324         $373,614            $138,205
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):
  With fee waivers                            2.15%(d)        1.26%            2.16%            2.07%(e)            2.41%(e)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         2.15%(d)        1.36%            2.26%            2.10%(e)            2.49%(e)
============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):
  With fee waivers                            1.89%(d)        1.11%            2.12%            2.03%(e)            2.34%(e)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.89%(d)        1.21%            2.22%            2.06%(e)            2.42%(e)
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.72)%(d)      (0.19)%(b)       (0.30)%           0.04%(e)           (0.20)%(e)
============================================================================================================================
Ratio of interest expense and dividends
  on short sales expense to average net
  assets                                      0.26%(d)        0.15%            0.04%            0.04%(e)            0.07%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                     123%            195%             269%              38%                125%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $(0.01) and the ratio of net investment income to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $82,370,452.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                              CLASS B
                                          --------------------------------------------------------------------------------
                                                                                                               MARCH 31,
                                                                                                                 2000
                                          SIX MONTHS              YEAR ENDED              THREE MONTHS        (DATE SALES
                                            ENDED                OCTOBER 31,                 ENDED           COMMENCED) TO
                                          APRIL 30,        ------------------------       OCTOBER 31,          JULY 31,
                                             2003           2002             2001             2000               2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  6.93         $  8.74         $  13.55         $  13.10           $  12.81
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)          (0.08)(a)(b)     (0.12)(a)        (0.02)(a)          (0.02)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.18           (1.73)           (4.32)            0.47               0.31
==========================================================================================================================
    Total from investment operations          0.13           (1.81)           (4.44)            0.45               0.29
==========================================================================================================================
Less distributions from net realized
  gains                                         --              --            (0.37)              --                 --
==========================================================================================================================
Net asset value, end of period             $  7.06         $  6.93         $   8.74         $  13.55           $  13.10
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                               1.88%         (20.71)%         (33.53)%           3.44%              2.26%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $70,308         $77,920         $143,331         $282,120           $102,795
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):          2.80%(d)        2.01%            2.92%            2.77%(e)           3.10%(e)(f)
==========================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):          2.54%(d)        1.86%            2.88%            2.73%(e)           3.03%(e)(f)
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.37)%(d)      (0.94)%(b)       (1.06)%          (0.66)%(e)         (0.89)%(e)
==========================================================================================================================
Ratio of interest expense and dividends
  on short sales expense to average net
  assets                                      0.26%(d)        0.15%            0.04%            0.04%(e)           0.07%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(g)                     123%            195%             269%              38%               125%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $72,327,465.
(e)  Annualized.
(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.
(g)  Not annualized for periods less than one year.

                                                                              CLASS C
                                          -------------------------------------------------------------------------------
                                                                                                              MARCH 31,
                                                                                                                2000
                                          SIX MONTHS             YEAR ENDED              THREE MONTHS        (DATE SALES
                                            ENDED                OCTOBER 31,                ENDED           COMMENCED) TO
                                          APRIL 30,        -----------------------       OCTOBER 31,          JULY 31,
                                             2003           2002            2001             2000               2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  6.93         $  8.73         $ 13.55         $  13.09            $ 12.81
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)          (0.08)(a)(b)    (0.12)(a)        (0.02)(a)          (0.02)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.18           (1.72)          (4.33)            0.48               0.30
=========================================================================================================================
    Total from investment operations          0.13           (1.80)          (4.45)            0.46               0.28
=========================================================================================================================
Less distributions from net realized
  gains                                         --              --           (0.37)              --                 --
=========================================================================================================================
Net asset value, end of period             $  7.06         $  6.93         $  8.73         $  13.55            $ 13.09
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                               1.88%         (20.62)%        (33.60)%           3.51%              2.19%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $25,501         $30,430         $59,675         $111,084            $34,972
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):          2.80%(d)        2.01%           2.92%            2.77%(e)           3.10%(e)(f)
=========================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):          2.54%(d)        1.86%           2.88%            2.73%(e)           3.03%(e)(f)
=========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.37)%(d)      (0.94)%(b)      (1.06)%          (0.66)%(e)         (0.89)%(e)
=========================================================================================================================
Ratio of interest expense and dividends
  on short sales expense to average net
  assets                                      0.26%(d)        0.15%           0.04%            0.04%(e)           0.07%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate( (g)                   123%            195%            269%              38%               125%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $27,790,562.
(e)  Annualized.
(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.
(g)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS


BOARD OF TRUSTEES             OFFICERS                         OFFICE OF THE FUND

Robert H. Graham              Robert H. Graham                 11 Greenway Plaza
                              Chairman and President           Suite 100
Mark H. Williamson                                             Houston, TX 77046
                              Mark H. Williamson
Frank S. Bayley               Executive Vice President         INVESTMENT ADVISOR

Bruce L. Crockett             Kevin M. Carome                  A I M Advisors, Inc.
                              Senior Vice President            11 Greenway Plaza
Albert R. Dowden                                               Suite 100
                              Gary T. Crum                     Houston, TX 77046
Edward K. Dunn Jr.            Senior Vice President
                                                               TRANSFER AGENT
Jack M. Fields                Dana R. Sutton
                              Vice President and Treasurer     A I M Fund Services, Inc.
Carl Frischling                                                P.O. Box 4739
                              Stuart W. Coco                   Houston, TX 77210-4739
Prema Mathai-Davis            Vice President
                                                               CUSTODIAN
Lewis F. Pennock              Melville B. Cox
                              Vice President                   State Street Bank and Trust Company
Ruth H. Quigley                                                225 Franklin Street
                              Edgar M. Larsen                  Boston, MA 02110
Louis S. Sklar                Vice President
                                                               COUNSEL TO THE FUND
                              Nancy L. Martin
                              Secretary                        Ballard Spahr
                                                               Andrews & Ingersoll, LLP
                                                               1735 Market Street
                                                               Philadelphia, PA 19103

                                                               COUNSEL TO THE TRUSTEES

                                                               Kramer, Levin, Naftalis & Frankel LLP
                                                               919 Third Avenue
                                                               New York, NY 10022

                                                               DISTRIBUTOR

                                                               A I M Distributors, Inc.
                                                               11 Greenway Plaza
                                                               Suite 100
                                                               Houston, TX 77046

THE AIM FAMILY OF FUNDS--Registered Trademark--



DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund(2)                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund(2)                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund                 AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund               AIM Income Fund
AIM Capital Development Fund                 AIM Global Growth Fund                          AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund(6,7)
AIM Constellation Fund                       AIM Global Value Fund(5)                        AIM Money Market Fund
AIM Dent Demographic Trends Fund             AIM International Core Equity Fund(2)           AIM Short-Term Bond Fund
AIM Diversified Dividend Fund(1)             AIM International Emerging Growth Fund          AIM Total Return Bond Fund
AIM Emerging Growth Fund                     AIM International Growth Fund(2)
AIM Large Cap Basic Value Fund                                                               TAX-FREE
AIM Large Cap Growth Fund                    SECTOR EQUITY
AIM Libra Fund                                                                               AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Global Energy Fund                          AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Global Financial Services Fund              AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund                     AIM Tax-Free Intermediate Fund(6,7)
AIM Opportunities I Fund(2,3)                AIM Global Science and Technology Fund(2)
AIM Opportunities II Fund(2,3)               AIM Global Utilities Fund                       (AIM INVESTMENTS LOGO APPEARS HERE)
AIM Opportunities III Fund(2,3)              AIM New Technology Fund                                   --Servicemark--
AIM Premier Equity Fund(2)                   AIM Real Estate Fund
AIM Premier Equity II Fund(2)
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund(4)
AIM Weingarten Fund

*Domestic equity and income fund

                   YOUR GOALS. OUR SOLUTIONS.--Servicemark--

    Mutual     Retirement     Annuities     College     Separately    Offshore    Alternative   Cash
    Funds      Products                     Savings     Managed       Products    Investments   Management
                                            Plans       Accounts


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) The following fund name changes became effective July 1, 2002: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective October 1, 2002, the fund was reopened to new investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (6) Class A shares closed to new investors on October 30, 2002. (7) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after July 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $115 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $319 billion in assets under management. Data as of March 31, 2003.



AIMinvestments.com                                                    OPP3-SAR-1

                                                                    APPENDIX III

AUGUST 31, 2002

ANNUAL REPORT


INVESCO COUNSELOR SERIES FUNDS, INC.

ADVANTAGE FUND

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

GLOBAL GROWTH FUND


"...WE DECIDED TO USE THE FUND'S FLEXIBLE CHARTER TO TAKE A NUMBER OF SHORT POSITIONS WITHIN THE AILING BIOTECH SECTOR."

SEE PAGE 7





[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

MAINTAINING A PRUDENT APPROACH IN A DIFFICULT MARKET

FELLOW SHAREHOLDER:

Author and productivity consultant Denis Waitley wrote that success in life comes not from holding a good hand, but in playing a poor hand well. The markets have certainly dealt us a miserable hand in the past few years. Given today's volatility, how can investors respond prudently and still enjoy long-term success?

The key, we believe, is to MAINTAIN YOUR LONG-TERM FOCUS. Bear markets come and go, but historically, markets have always eventually rebounded, moving higher than before. There's no reason to think this won't happen again. Consider the powerful influence of TIME when investing. Financial writer Charles D. Ellis wrote that time is Archimedes' lever in investing. History has shown that the more time you have in the markets, the greater the chances of positive returns. And with the power of compounding over time, small investments can grow to substantial sums.

Markets have historically rewarded investors who did not panic and stayed invested. A hasty response can wreak havoc on a carefully thought out investment plan -- turning temporary paper losses into real ones, and causing you to miss the best performance days of an eventual market recovery. History has proven time and time again that investors who are willing to wait out the downturns have been rewarded over the long term.

Moreover, the market's unpredictability underscores the importance of staying diversified by maintaining an asset mix that's suitable for your risk tolerance and time horizon. So if you're feeling extremely optimistic, or if you're feeling extremely pessimistic, we would encourage you to look beyond those emotions, stay invested, and rationally assess which asset classes may help you realize your objectives.

If you would like assistance formulating an appropriate financial strategy, I encourage you to contact your financial advisor, who can advise you and create a financial plan specifically tailored to your individual needs.

Sincerely,

/s/ Mark H. Williamson

Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"HEALTH CARE SERVICES COMPANIES, SUCH AS HOSPITALS AND HMOS, HAVE GENERALLY BEEN MEETING OR BEATING EARNINGS ESTIMATES ALL YEAR." -- PAGE 11

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN                                                      1
--------------------------------------------------------------------------------
FUND REPORTS                                                                  3
--------------------------------------------------------------------------------
AN INTERVIEW WITH TOM WALD                                                   10
--------------------------------------------------------------------------------
MARKET HEADLINES                                                             12
--------------------------------------------------------------------------------
INVESTMENT HOLDINGS                                                          13
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                         26
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                                35
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                         44
--------------------------------------------------------------------------------
OTHER INFORMATION                                                            53
--------------------------------------------------------------------------------

                                               INVESCO COUNSELOR SERIES FUNDS, INC.
                                                           TOTAL RETURN
                                                      PERIODS ENDED 8/31/02*
                                                                                                                           Manager's
                                                                  Cumulative                           10 years+ or         Report
Fund (Inception)                                                   6 months      1 year     5 years+   Since Inception u     Page #
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A WITH SALES CHARGE (8/00)                (26.82%)      (37.06%)       N/A         (28.49%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A (8/00)                                  (22.51%)      (33.38%)       N/A         (26.46%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B WITH CDSC (8/00)                        (27.44%)      (38.51%)       N/A         (28.90%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B (8/00)                                  (22.44%)      (33.51%)       N/A         (26.83%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C WITH CDSC (8/00)                        (23.63%)      (34.68%)       N/A         (26.97%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C (8/00)                                  (22.63%)      (33.68%)       N/A         (26.97%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
CLASS A WITH SALES CHARGE (1/92)                                 (20.32%)      (23.22%)     1.86%           8.60%                5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
CLASS A (1/92)                                                   (15.67%)      (18.74%)     3.02%           9.22%                5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
CLASS B WITH CDSC (5/01)                                         (21.23%)      (24.82%)       N/A         (17.43%)u+             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B (5/01)           (16.23%)      (19.82%)       N/A         (14.18%)u+             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
CLASS C WITH CDSC (5/01)                                         (17.35%)      (21.00%)       N/A         (15.37%)u+             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS C (5/01)           (16.35%)      (20.00%)       N/A         (15.37%)u+             5
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS A WITH SALES CHARGE (11/00)           (23.85%)      (27.07%)       N/A         (42.86%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS A (11/00)                             (19.35%)      (22.81%)       N/A         (40.99%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS B WITH CDSC (11/00)                   (24.75%)      (28.53%)       N/A         (45.00%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS B (11/00)                             (19.75%)      (23.53%)       N/A         (41.50%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS C WITH CDSC (11/00)                   (20.63%)      (24.43%)       N/A         (41.59%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS C (11/00)                             (19.63%)      (23.43%)       N/A         (41.59%)u+             8

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S CLASS A, CLASS B AND CLASS C SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

+AVERAGE ANNUALIZED

uFOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

YOUR FUND'S REPORT

ADVANTAGE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year has presented equity investors with one confidence-shaking development after another. Clearly, the terrorist attacks rocked the nation's confidence to the core. That alone would have been enough to keep equities under pressure. But investors also had to contend with repeated corporate accounting scandals, rising Middle East tensions and the war on terrorism - all against a backdrop of economic weakness.

Combined, these effects discouraged investors, and, throughout the period, money rotated out of investments believed to be more aggressive and into those thought to be more stable. These trends hurt the fund's performance, and the value of the fund's Class A shares lost 33.38% (without sales charge) for the 12-month period ended August 31, 2002, while the Russell 3000 Index declined 17.30%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                                 ADVANTAGE FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/02
--------------------------------------------------------------------------------
Ambac Financial Group..................................................... 3.04%
Wells Fargo & Co.......................................................... 2.95%
Eni SpA Sponsored ADR Representing 5 Ord Shrs............................. 2.88%
AmerisourceBergen Corp.................................................... 2.73%
HCA Inc................................................................... 2.60%
Fifth Third Bancorp....................................................... 2.60%
Gillette Co............................................................... 2.49%
Apache Corp............................................................... 2.47%
First Tennessee National.................................................. 2.34%
Noble Corp................................................................ 2.14%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Since our last report, the fund has had a change in management. The fund is now managed by a team of seasoned investment professionals representing both the growth and value disciplines.

WEATHERED SEPTEMBER'S CHALLENGES WELL

Early in the period, we were growing increasingly concerned that consumer spending might take a turn for the worse. As such, we had positioned the portfolio with a market-neutral to slightly-negative bias. This positioning supported portfolio performance after September 11, as our shorts hit their price targets in the weeks following the terrorist attacks.

During the rest of the fiscal year, we became more comfortable with the market's risk profile, so we adopted a more aggressive stance, increasing our exposure to technology companies and to companies and industries that we believed would receive the biggest return on their fundamentals when the economic expansion gained traction. Our optimism stemmed from our analysis of previous bear markets which revealed that only once in history, during 1939-41, when the world was threatened by Nazi hegemony, had the market endured three consecutive down years.

WE ADOPTED AN AGGRESSIVE POSTURE TOO EARLY

Unfortunately, we did not anticipate the Enron Corp meltdown, the subsequent corporate accounting scandals, and rising geopolitical uncertainty. And, in retrospect, we were overly optimistic about the state of the economy, under-estimating the duration and the depth of the business downturn.

Fortunately, the fund had a few areas that performed well. One example was its exposure to the energy sector, an area that we believed would benefit from improved demand and was positioned to perform well should the conflicts along the West Bank exacerbate, resulting in supply disruptions. But the performance of these few bright spots was not enough to offset the poor showing by the rest of the portfolio.

REFOCUSING ON THE FUND'S ORIGINAL MANDATE

Looking ahead, the new management team has made significant changes to the portfolio's composition since taking over the fund in June. Chief among them has been to bring the fund back into line with its original investment process. Specifically, we want this portfolio to be composed of some of the firm's best investment ideas, whether they're growth or value stocks, or long or short positions. One result of this realignment has been to increasingly overlap the portfolio's holdings with other INVESCO funds. At present, with the exception of the fund's short positions, all of the fund's long holdings are represented in at least one other INVESCO fund.

We will also explore ways to seek out incremental gains through the use of option strategies. However, we will not employ anything too exotic. For example, we have recently implemented a naked put option-writing program, whereby we sell other investors the right to sell us blue chip stocks at prices that we deem attractive.

Turning to our outlook for the market, we are optimistic. Recent declines have brought stocks to valuation levels that we believe are exceptionally attractive. And the Federal Reserve, academics, and even some of the more conservative equity strategists have echoed this opinion. Given that the economy continues to show signs of improvement, and indications that corporate profits have started to feel the effect of this improvement, we believe stocks are poised for memorable fourth quarter

PIE CHART:  ADVANTAGE FUND
            SECTOR DIVERSIFICATION
            AS OF 8/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
                                                  LONG          SHORT
            o Financials......................... 19.65%        (0.00%)
            o Energy............................. 14.01%        (1.98%)
            o Consumer Discretionary............. 13.27%        (1.20%)
            o Health Care........................ 13.04%        (8.16%)
            o Consumer Staples................... 10.53%        (2.01%)
            o Industrials........................  8.90%        (0.00%)
            o Information Technology.............  8.33%        (1.81%)
            o Materials..........................  4.75%        (0.00%)
            o Utilities..........................  1.87%        (0.00%)
              Telecommunication
              Services...........................  0.00%        (0.50%)
              Derivatives-Options................  0.00%        (0.26%)
            o Net Cash &
              Cash Equivalents...................  5.65%

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS A, B & C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class A, the value of a $10,000 investment in INVESCO Advantage Fund - Class B, and the value of a $10,000 investment in INVESCO Advantage Fund - Class C to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Fund - Class A, Class B, and Class C, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (8/00) through 8/31/02.

      INVESCO Advantage Fund -   INVESCO Advantage Fund -   INVESCO Advantage Fund -   Russell 3000
      Class A                    Class B                    Class C                    Index(2)
8/00  $10,000                    $10,000                    $10,000                    $10,000
8/01  $ 7,626                    $ 8,004                    $ 7,994                    $ 7,549
8/02  $ 5,081                    $ 5,022                    $ 5,301                    $ 6,243

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL 3000 INDEX CONSISTS OF 3,000 STOCKS, PRIMARILY ISSUED BY U.S. COMPANIES, THAT INCLUDES ISSUES OF ALL SIZES, FROM LARGE TO SMALL CAPITALIZATION COMPANIES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT-TEAM MANAGED

INVESCO ADVANTAGE FUND IS MANAGED BY A GROUP OF SEASONED INVESCO PORTFOLIO MANAGERS WHO SPECIALIZE IN VALUE AND GROWTH STOCK INVESTING. THE IDEAS AND RESEARCH THE TEAM GENERATES ARE SHARED AND COMBINED IN THE MANAGEMENT OF THE FUND.

YOUR FUND'S REPORT

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the 12-month period ended August 31, 2002, the value of Advantage Global Health Sciences Fund-Class A shares declined 18.74% (without sales charge), compared with a 15.35% drop in the S&P 500 Health Care Index. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

BIOTECH AND PHARMACEUTICAL INDUSTRIES SLUMP

Even prior to 9/11, equity markets were in decline - and conditions only worsened following the terrorist attacks. Biotechnology stocks were particularly hard-hit during the week that financial markets reopened, as investors moved assets from higher risk equities into more conservative investments. During this period, we took advantage of low prices, increasing our biotech weighting substantially in preparation for a rebound. This strategy initially proved successful, as the biotech industry bounced back in October and November from its September lows, fueling steady gains for the fund.

--------------------------------------------------------------------------------
                      ADVANTAGE GLOBAL HEALTH SCIENCES FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/02
--------------------------------------------------------------------------------

Pharmaceutical HOLDRs Trust............................................... 5.81%
Forest Laboratories....................................................... 5.22%
Universal Health Services Class B Shrs.................................... 4.94%
Tenet Healthcare.......................................................... 4.92%
HCA Inc................................................................... 4.76%
St Jude Medical........................................................... 4.52%
Johnson & Johnson......................................................... 4.48%
Triad Hospitals........................................................... 4.45%
Teva Pharmaceutical Industries Ltd
 Sponsored ADR Representing Ord Shrs...................................... 4.41%
Biotech HOLDRs Trust...................................................... 4.34%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

However, on December 30, 2001, biotech stocks were dealt a setback when the Food and Drug Administration (FDA) rejected ImClone Systems' new cancer drug, Erbitux. This news reverberated throughout the health care sector, sending numerous stocks lower. Indeed, even though we had sold most of our position in ImClone prior to the Erbitux announcement and ended up making a profit on the stock, biotech declines were widespread due to the scale of the disappointment. Most notably, Bristol-Myers Squibb (no longer a portfolio holding) dragged on the fund's performance, since ImClone had partnered with Bristol-Myers in bringing Erbitux to the market. Indeed, the ImClone disappointment sharply undermined investors' confidence in cooperative efforts between biotech and pharmaceutical companies.

December was also a trying month for the pharmaceutical sub-sector. Three influential companies representing this area - Merck & Co, Bristol-Myers, and Schering Plough (no longer portfolio holdings) - all guided earnings estimates down. This was essentially caused by some key drugs coming off patent, and these companies' inability to fill the ensuing gaps with new products. At the time, we were heavily invested in pharmaceuticals, thinking that companies would be able to handle this transition and turn decelerating earnings in 2001 into better performance in 2002.

Unfortunately, conditions only worsened for drug companies, which continued to miss earnings estimates well into the New Year. Meanwhile, the performance of biotech stocks also failed to improve, with a wave of phase-three drug failures overwhelming the industry. Phase-three tests are the final hurdle before a drug is deemed effective, generally coming after years of development. The recent failures only highlighted just how challenging it can be bringing a new drug to market.

Another area of weakness for the fund was our investment in a handful of private equity holdings. These venture companies were unable to gain access to the public markets for financing and therefore had a negative impact on the fund's performance.

LINE GRAPH: INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
            CLASS A GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class A to the value of a $10,000 investment in the S&P 500 Health Care Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Advantage Global Health Sciences Fund - Class A, inclusion of front-end sales charge, for the ten year period ended 8/31/02.

      INVESCO Advantage Global Health            S&P 500 Health
      Sciences Fund - Class A                    Care Index (4)

8/92  $10,000                                    $10,000
8/93  $ 8,649                                    $ 8,252
8/94  $ 9,461                                    $ 9,751
8/95  $13,441                                    $13,109
8/96  $17,235                                    $17,329
8/97  $19,664                                    $24,236
8/98  $21,910                                    $31,628
8/99  $26,113                                    $38,680
8/00  $39,599                                    $42,568
8/01  $28,080                                    $42,644
8/02  $22,819                                    $36,099


STRATEGY SHIFT BENEFITS PERFORMANCE

In light of the unfavorable conditions for pharmaceutical and biotechnology companies, we significantly altered the fund's positioning in April 2002.
Specifically, we scaled back our pharmaceutical weighting and, in turn, increased the fund's exposure to the health care services sub-sector by investing in a number of hospitals and HMOs. Generally, these firms were consistently meeting or beating earnings expectations -- and, in spite of the compelling science behind some of our earlier pharmaceutical and biotech picks - the environment was such that investors were simply not rewarding companies unless they possessed the ability to grow earnings at a premium to the S&P 500 Index.(4)

Acknowledging this fact, we introduced several new stocks to the portfolio during this time, such as HCA Inc, Triad Hospitals, and our favorite services company, Tenet Healthcare. Tenet, a national hospital chain that we believe is particularly well-managed on the financial side, easily outperformed the broad market during the year, benefiting from rising admission trends fueled by the aging of the baby boomer population, as well as by a political mood favoring continued Medicare reimbursement.

LINE GRAPH: INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
            CLASS B & C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class B and the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class C to the value of a $10,000 investment in the S&P 500 Health Care Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Global Health Sciences Fund - Class B and Class C, inclusion of contingent deferred sales charge, respectively, for the period since inception (5/01) through 8/31/02.

      INVESCO Advantage Global Health   Invesco Advantage Global Health   S&P 500 Health Care
      Sciences Fund - Class B           Sciences Fund - Class C           Index(4)
5/01  $10,000                           $10,000                           $10,000
8/01  $10,230                           $10,070                           $ 9,884
8/02  $ 7,802                           $ 8,056                           $ 8,367

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE S&P 500 HEALTH CARE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF THE STOCKS IN THE HEALTH CARE SECTOR. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING
APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

THOMAS R. WALD, CFA

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

At the same time, we decided to use the fund's flexible charter to take a number of short positions within the ailing biotech sector. By focusing on companies whose drugs under development were at risk of not making it to the market, we were able to profit in spite of the biotech sector's weakness. This greatly benefited the fund's relative performance during the period from April to July. Recently, however, we have distributed our short positions more evenly among the various sub-sectors, rather than focusing so extensively on biotechnology.

DEMAND FOR HEALTH CARE AS STRONG AS EVER

There is no question that demand for health care services and products remains high. We have long subscribed to the notion that the aging of the baby boomers should drive growth in the health care sector for many years to come.

Yet questions arose over the past year regarding health care companies' ability to meet this rising demand. Gaps in large-cap pharmaceutical firms' product cycles, as well as a dearth of clinical successes in biotechnology, caused investors to redirect their attention to more defensive companies whose earnings remained strong - namely, hospitals and HMOs. With this in mind, we expect to stick with the strategy we formulated in April, emphasizing services names and adding only the highest quality leaders from other areas of the sector. Meanwhile, we will continue to take advantage of the fund's ability to use short positions and leverage in an effort to enhance performance going forward.

PIE CHART:  ADVANTAGE GLOBAL HEALTH
            SCIENCES FUND
            INDUSTRY DIVERSIFICATION
            AS OF 8/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
                                                     LONG          SHORT
            o Pharmaceuticals....................... 36.59%        (4.57%)
            o Health Care Equipment................. 27.23%        (0.00%)
            o Health Care Facilities................ 19.48%        (0.00%)
            o Health Care
              Distributors & Services............... 14.20%        (2.72%)
            o Biotechnology......................... 13.74%        (3.60%)
            o Managed Health Care...................  3.08%        (4.41%)
            o Health Care Supplies..................  3.02%        (0.00%)
              Multi-Line Insurance..................  0.00%        (1.08%)
              Net Cash &
              Cash Equivalents......................(17.34%)

"WE HAVE LONG SUBSCRIBED TO THE NOTION THAT THE AGING OF THE BABY BOOMERS SHOULD DRIVE GROWTH IN THE HEALTH CARE SECTOR FOR MANY YEARS TO COME."

YOUR FUND'S REPORT

GLOBAL GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Stock markets around the world endured a difficult year, as they followed the lead of the U.S. market. The difficulties of the domestic economy were especially mirrored in Europe, pressuring local shares. Meanwhile, Japanese stocks offered mixed results, particularly for companies whose revenues are derived from exported goods. But Japan's broad market averages finished in the red nevertheless, though to a lesser extent than those in the U.S. and Europe.

For the 12-month period ended August 31, 2002, the value of Global Growth Fund-Class A shares declined 22.81% (without sales charge). Over the same period, the fund's benchmark, the MSCI-World Index, declined 16.87%. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

U.S. TECHNOLOGY STOCKS SIGNIFICANTLY UNDERPERFORMED

The fund's poor showing relative to its benchmark can be attributed to its growth bias and our optimism about the timing of the economic recovery - two factors that encouraged us to emphasize U.S. technology stocks for much of the year. In the past, technology stocks have been among the best performers during periods of economic improvement. Recognition of this trend, along with our belief that the U.S. economy was farther along in its recovery than the rest of the world, prompted us to emphasize such companies as Intel Corp and EMC Corp.

This strategy hindered performance, however. First and foremost, unlike previous economic downturns, most of which were consumer-led, this recession resulted from depressed corporate capital spending. Although the economy has gradually improved over the past year, corporate spending on technology products and services has yet to pick up. Compounding these fundamental problems was the market's remarkably poor tone throughout the period. On the heels of the terrorist attacks, the war in Afghanistan, the Enron Corp meltdown, rising tensions in the Middle East and Southern Asia, and repeated incidence of corporate malfeasance, investors were generally hesitant to expose themselves to too much risk, instead choosing to emphasize investments believed to be more defensive. These developments combined to keep the fund's exposure to U.S. technology companies -- the portfolio's largest weighting for much of the period
- -- under intense selling pressure.

But the fund experienced weakness outside technology as well, including poor showings from its telecommunications and financial services holdings, the latter group sliding in response to persistently soft equity markets and negative headlines relating to increased scrutiny from regulators.

--------------------------------------------------------------------------------
                               GLOBAL GROWTH FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/02
--------------------------------------------------------------------------------
General Electric.......................................................... 4.73%
General Motors Class H Shrs............................................... 4.04%
Unilever PLC Sponsored ADR
 Representing 4 Ord Shrs ................................................. 3.50%
Intel Corp................................................................ 3.34%
Microsoft Corp............................................................ 3.21%
Merrill Lynch & Co........................................................ 3.16%
Bank of America........................................................... 3.06%
Dell Computer............................................................. 3.02%
Teva Pharmaceutical Industries Ltd
 Sponsored ADR Representing Ord Shrs...................................... 2.89%
Matsushita Electric Industrial Ltd
 Sponsored ADR Representing Ord Shrs...................................... 2.67%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

MORE DEFENSIVE INVESTMENTS RESISTED MARKET DOWNTURN

One holding that resisted the market's weakness was Coca-Cola Co, which, given its dominant market position and relatively consistent sales base, benefited from investors' growing preference for more defensive investments. Dutch consumer products giant Unilever PLC also gained from this rotation.

The fund also had several holdings that made positive relative contributions -- that is, although they declined, their losses were less than those of the broader market. For example, the fund's exposure to Japanese exporters, notably Sony Corp and Matsushita Electric Industrial Ltd, which manufactures consumer electronics under the Panasonic brand name among others, resisted the decline. Investors bid these companies higher in anticipation of a global economic recovery. While the outlook for the Japanese economy remains muddled, these companies' fundamentals are tied to the health of consumer spending in Europe and the U.S. As investors became optimistic that the economies in the rest of the world were improving, they rotated into shares of Japanese exporters.

SEEKING TO NORMALIZE RETURNS

Going forward, we continue to believe the U.S. economy will recover this year, and that the second half will be characterized by improving corporate profits buffered by favorable comparisons. Our confidence has not wavered in the leadership role that we anticipate the U.S. will play in the renewed global expansion.

That said, market tone has been remarkably negative, and we would be remiss if we were not sensitive to prevailing market conditions. As such, we continue to broaden the portfolio's diversification in an effort to normalize returns and temper volatility. We have brought the fund's sector exposure back in line with its corresponding weighting in the benchmark. To the extent that we have found attractive opportunities in various markets around the world, we have employed the same approach with our geographic exposure, making the fund's country weightings similar to those of the index. Our hope is that, by positioning the portfolio more conservatively, our shareholders will have access to some of the world's most compelling growth franchises without being exposed to unnecessary company, sector or geographic risks.

LINE GRAPH:  INVESCO GLOBAL GROWTH FUND - CLASS A, B & C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Global Growth Fund - Class A, the value of a $10,000 investment in INVESCO Global Growth Fund - Class B, and the value of a $10,000 investment in INVESCO Global Growth Fund - Class C to the value of a $10,000 investment in the MSCI-World Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Global Growth Fund - Class A, Class B, and Class C, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (11/00) through 8/31/02.

       INVESCO Global Growth   INVESCO Global Growth   INVESCO Global Growth   MSCI-World Index(6)
       Fund - Class A          Fund - Class B          Fund - Class C
11/01  $10,000                 $10,000                 $10,000                 $10,000
8/01   $ 4,849                 $ 5,100                 $ 5,080                 $ 8,561
8/02   $ 3,743                 $ 3,500                 $ 3,890                 $ 7,117

PIE CHART:  GLOBAL GROWTH FUND
            SECTOR DIVERSIFICATION
            AS OF 8/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
            o Consumer Discretionary.................................... 22.09%
            o Financials................................................ 19.77%
            o Information Technology.................................... 18.80%
            o Consumer Staples.......................................... 10.27%
            o Health Care...............................................  8.85%
            o Industrials...............................................  7.41%
            o Telecommunication Services................................  5.15%
            o Energy....................................................  4.30%
            o Materials.................................................  2.41%
            o Utilities.................................................  1.23%
              Net Cash & Cash Equivalents............................... (0.28%)

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE MSCI-WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE. THE INDEX MEASURES MARKET PERFORMANCE IN 23 COUNTRIES, INCLUDING THE U.S. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT-TEAM MANAGED

INVESCO GLOBAL GROWTH FUND IS MANAGED BY A GROUP OF SEASONED INVESCO PORTFOLIO MANAGERS. THE IDEAS AND RESEARCH THE TEAM GENERATES ARE SHARED AND COMBINED IN THE MANAGEMENT OF THE FUND.

QUESTIONS & ANSWERS

AN INTERVIEW WITH PORTFOLIO MANAGER TOM WALD

[PHOTOGRAPGH OF TOM WALD OMITTED]

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP AND MANAGES INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND

A YEAR OF NEW CHALLENGES FOR HEALTH CARE INVESTORS

THE HEALTH CARE SECTOR IS GENERALLY LESS SUSCEPTIBLE TO MACROECONOMIC FORCES THAN MANY OTHER AREAS OF THE MARKET -- AND YET IT STILL STRUGGLED OVER THE PAST YEAR. WHY?

TOM WALD: It's true that demand for health care products and services is most driven by demographics and other trends specific to the sector rather than broad issues, such as the accounting scandals or concern over violence in the Middle East. But health care stocks endured a number of setbacks this past year.

One of the biggest challenges was the Food and Drug Administration's (FDA) rejection of ImClone's cancer drug, Erbitux, in December 2001. This denial cast some light on just how difficult it is for biotechnology companies to obtain FDA approvals. In fact, following this setback we saw a series of clinical failures and rejections across the entire sector that continued throughout the reporting period.

We also saw a number of pharmaceutical companies falter, many of which were simply unable to stem the impact of patent expirations with new products. Many analysts had thought that 2001 was just a bad market for pharmaceuticals, and matters were expected to improve in 2002. But by the end of the first quarter of 2002, it became apparent that we were dealing with a much longer-term phenomenon than originally anticipated.

WHY HAS THE FDA BEEN SO TOUGH ON NEW DRUGS UP FOR APPROVAL LATELY?

TOM WALD: The FDA is very bureaucratic and compartmentalized, and the agency is like an enormous barge that moves in one direction and is not easily turned around.

The FDA always errs on the side of caution, particularly with drugs that treat non-life-threatening illnesses, such as asthma, psoriasis, and allergies. Medications for these kinds of problems are now regularly being sent back for additional safety testing.

Another big event for the health care sector was news in July of a merger between Pfizer Inc and Pharmacia Corp. What's your opinion of this union, and do you think it could trigger additional mergers?

TOM WALD: I own both Pfizer and Pharmacia in Advantage Global Health Sciences Fund, and like the idea of the merger. It seems to be a decent fit from a therapeutic standpoint, and the two companies already partner on one big drug -- arthritis pain reliever Celebrex. The bottom line is, the merger will create the largest research and development budget in the pharmaceutical industry.

"...AS LONG AS SERVICES COMPANIES CONTINUE TO GROW THEIR EARNINGS, THEY'LL REMAIN COMPELLING INVESTMENTS - ESPECIALLY FOR INVESTORS SEEKING SOME REFUGE FROM THE VOLATILITY THAT HAS DOMINATED OTHER AREAS OF HEALTH CARE THIS PAST YEAR."

As for more mergers, there's a possibility we'll see some, but I'm not sure they'll be done to strengthen companies so much as to avoid weakness. In other words, some firms that have been struggling could merge simply because they want to take cost-cutting measures and grow earnings that way while they buy time to create new products. In my opinion, the real heyday of mergers is over, and there are only so many more that can happen. We're already down to just a handful of large-cap pharmaceutical companies.

IN YOUR OPINION, WHICH AREAS OF HEALTH CARE APPEAR THE STRONGEST AT THIS
JUNCTURE?

TOM WALD: Health care services companies, such as hospitals and HMOs, have generally been meeting or beating earnings estimates all year. Many of these firms appear to be in a good position from a competitive standpoint, with HMO pricing remaining strong and hospitals benefiting from longer-term demographic trends, suggesting that admissions should stay high.

We also saw favorable reimbursement legislation come out of Washington this past year, which reassured many health care services investors who had wondered following 9/11 whether the federal government might take money out of the Medicare reimbursement program -- which generates a significant proportion of hospitals' revenue flow -- to help increase national security. A few months later, it became clear that Congress would not go this route, since the growing population of politically influential senior citizens would make for a major roadblock in any attempts to cut Medicare reimbursement.

Of course, there are isolated success stories all across the sector, but overall I think that, as long as services companies continue to grow their earnings, they'll remain compelling investments -- especially for investors seeking some refuge from the volatility that has dominated other areas of health care this past year.

INVESTORS SHOULD REALIZE THAT THE USE OF LEVERAGE COULD CAUSE THE NET ASSET VALUE OF THE FUND'S SHARES TO DECREASE FASTER THAN IF THE FUND HAD NOT USED LEVERAGE.

THE FUND MAY BE REQUIRED TO PAY A PREMIUM TO BORROW SECURITIES, AND JUST AS THERE IS NO GUARANTEE A STOCK PURCHASED WILL RISE, THERE IS NO GUARANTEE A STOCK "SHORTED" WILL FALL.

THE PRINCIPAL RISK OF INVESTING IN DERIVATIVES, SUCH AS OPTIONS, IS THAT THE FLUCTUATIONS IN THEIR VALUES MAY NOT CORRELATE PERFECTLY WITH THE OVERALL SECURITIES MARKETS AND MAY BE MORE SENSITIVE TO INTEREST RATE CHANGES AND MARKET PRICE FLUCTUATIONS THAN OTHERS. FURTHER, THE USE OF OPTIONS MAY INCREASE MARKET RISK FOR THE FUND.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

MARKET HEADLINES

MARKET OVERVIEW

SEPTEMBER 2001 THROUGH AUGUST 2002

The 12-month period ended August 31, 2002, began with the horrific events of 9/11. Many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third calendar quarter concluded as the worst three-month period for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Some stocks in more defensive areas, such as consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut (the first of the period was implemented as soon as markets reopened following the attacks) offset the concern accompanying a rash of anthrax scares. Confidence in our financial system and government seemingly grew by the day, and stocks -- particularly growth and technology stocks -- rallied throughout the fourth quarter. Also encouraging were positive statements from a number of companies suggesting they had started to see business activity pick up.

After cutting rates again in November, the Fed implemented its final rate cut of the cycle in December, bringing the federal funds rate to a low of 1.75%. But there was also negative news. Energy trading giant Enron Corp came under intense scrutiny, as questionable accounting practices undermined its business and investor support. The aftermath of the Enron scandal rippled through the market in January, which fell prey to growing concerns over accounting methods in general. Although stocks initially rebounded from the seed of doubt planted by the Enron meltdown, the recovery was short-lived, as spring saw that seed germinate.

Indeed, following the Enron crisis, the first half of 2002 was peppered with repeated reports of corporate accounting scandals. The period saw such corporate giants as WorldCom Inc and Qwest Communications International come under fire for questionable accounting that, in some instances, crossed the line into fraud. Combined, these announcements led to a crisis in confidence on the part of investors.

Meanwhile, the stream of positive economic data continued, but investors instead chose to focus on the preponderance of negative news. Fundamentally, corporate profits had yet to benefit from the improving business climate. Also capturing investors' attention were rising geopolitical tensions, including frequent suicide bombings along the West Bank, and hostile posturing between nuclear rivals India and Pakistan. By summer, the Bush administration appeared to be seeking support for an attack on Iraq, which only added to the market's anxieties.

During July, investors appeared to respond by opting out of stocks altogether. At times, the selling was so widespread and indiscriminate that some observers wondered if the bear market had finally found its bottom. Indeed, during that month and well into August, stocks enjoyed a sharp (albeit choppy) rally, prompting speculation that the worst was finally behind us.

There were reasons for optimism. For one thing, the second calendar quarter's corporate earnings reports generally exceeded depressed expectations. And government regulators appeared to be taking steps to restore the public's confidence in corporate accounting, notably mandating that the top executives of America's largest companies certify under oath that their financial statements legitimately reflected their businesses' health. Corporate America also took steps to win back the public's trust, when several high-profile companies announced they would treat option compensation as an expense.

However, by the end of August, the rally had stalled in response to an influx of tepid economic data. Specifically, investors found little comfort in the relatively weak consumer confidence data; while the manufacturing and non-manufacturing sectors continued to grow, they did so at a slower pace than we saw earlier in the year. In addition, anxiety over the approaching anniversary of 9/11 and increased press coverage of the U.S.'s intentions toward Iraq further dampened the mood. Following such a volatile summer, investors will be closely monitoring third-quarter earnings and the latest economic data to determine whether we are drawing any closer to the long-awaited recovery.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
August 31, 2002

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
ADVANTAGE FUND
94.35    COMMON STOCKS
4.09     AEROSPACE & DEFENSE
         General Dynamics                                           5,000    $     393,200
         Lockheed Martin                                            3,100          196,292
         Rockwell Collins                                           4,600           97,750
         United Technologies(a)                                     1,600           95,024
===========================================================================================
                                                                                   782,266
0.51     ALUMINUM
         Alcoa Inc                                                  3,900           97,851
===========================================================================================
0.65     APPAREL RETAIL
         TJX Cos                                                    6,300          124,614
===========================================================================================
0.56     APPLICATION SOFTWARE
         Intuit Inc(b)                                              2,400          107,112
===========================================================================================
9.17     BANKS
         Bank of America                                            3,500          245,280
         Fifth Third Bancorp                                        7,400          497,132
         First Tennessee National                                  11,700          448,110
         Wells Fargo & Co(a)                                       10,800          563,652
===========================================================================================
                                                                                 1,754,174
0.70     CASINOS & GAMING
         Harrah's Entertainment(b)                                  2,800          133,112
===========================================================================================
1.04     COMPUTER HARDWARE
         Dell Computer(a)(b)                                        7,500          199,650
===========================================================================================
1.11     CONSUMER ELECTRONICS
         Sony Corp American Shrs Representing
           Ord Shrs                                                 4,900          213,199
===========================================================================================
1.29     CONSUMER FINANCE
         SLM Corp                                                   2,700          247,455
===========================================================================================
1.20     DATA PROCESSING SERVICES
         First Data(c)                                              6,600          229,350
===========================================================================================
0.66     DEPARTMENT STORES
         Kohl's Corp(b)                                             1,800          125,496
===========================================================================================
1.70     DIVERSIFIED CHEMICALS
         Olin Corp                                                 17,100          324,900
===========================================================================================
0.49     DIVERSIFIED COMMERCIAL SERVICES
         H&R Block                                                  1,900           92,910
===========================================================================================
6.86     DIVERSIFIED FINANCIAL SERVICES
         Ambac Financial Group(c)                                  10,100          580,851
         American Express(c)                                        6,700          241,602
         BlackRock Inc Class A Shrs(b)(c)                           5,600          247,800
         Moody's Corp                                               5,000          241,600
===========================================================================================
                                                                                 1,311,853

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
1.80     DRUG RETAIL
         Walgreen Co(a)                                             9,900    $     344,025
===========================================================================================
1.87     ELECTRIC UTILITIES
         Dominion Resources                                         5,700          357,447
===========================================================================================
0.51     FOOD RETAIL
         Dean Foods(b)                                              2,600           98,410
===========================================================================================
1.79     GENERAL MERCHANDISE STORES
         Wal-Mart Stores(c)                                         6,400          342,272
===========================================================================================
1.25     HEALTH CARE DISTRIBUTORS & SERVICES
         Patterson Dental(b)                                        5,000          238,500
===========================================================================================
1.23     HEALTH CARE EQUIPMENT
         Varian Medical Systems(b)                                  3,300          140,349
         Zimmer Holdings(b)                                         2,600           95,940
===========================================================================================
                                                                                   236,289
3.90     HEALTH CARE FACILITIES
         HCA Inc                                                   10,700          498,085
         Tenet Healthcare(a)(b)                                     5,250          247,643
===========================================================================================
                                                                                   745,728
0.59     HOME IMPROVEMENT RETAIL
         Home Depot(a)                                              3,400          111,962
===========================================================================================
1.90     HOUSEHOLD PRODUCTS
         Procter & Gamble                                           4,100          363,465
===========================================================================================
0.63     HOUSEWARES & SPECIALTIES
         Newell Rubbermaid                                          3,500          121,100
===========================================================================================
1.24     INDUSTRIAL CONGLOMERATES
         3M Co                                                      1,900          237,405
===========================================================================================
1.89     INDUSTRIAL MACHINERY
         Eaton Corp                                                 5,100          360,774
===========================================================================================
4.03     INTEGRATED OIL & GAS
         BP PLC Sponsored ADR Representing
           6 Ord Shrs                                               4,700          219,960
         Eni SpA Sponsored ADR Representing
           5 Ord Shrs(c)                                            7,300          550,420
===========================================================================================
                                                                                   770,380
0.62     INTERNET RETAIL
         eBay Inc(a)(b)                                             2,100          118,692
===========================================================================================
1.84     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Federated Investors Class B Shrs                           3,300           96,360
         Legg Mason                                                 5,300          255,831
===========================================================================================
                                                                                   352,191
0.53     IT CONSULTING & SERVICES
         BISYS Group(b)(c)                                          4,000          101,920
===========================================================================================
1.80     LEISURE PRODUCTS
         Electronic Arts(b)                                         1,800          113,868

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
         Mattel Inc                                                11,900    $     231,217
===========================================================================================
                                                                                   345,085
0.49     LIFE & HEALTH INSURANCE
         John Hancock Financial Services                            3,100           94,085
===========================================================================================
2.60     MANAGED HEALTH CARE
         Mid Atlantic Medical Services(b)                           3,900          140,829
         UnitedHealth Group(a)                                      2,700          238,545
         WellPoint Health Networks(b)                               1,600          118,992
===========================================================================================
                                                                                   498,366
1.51     METAL & GLASS CONTAINERS
         Ball Corp(c)                                               5,800          288,898
===========================================================================================
0.62     MOTORCYCLE MANUFACTURERS
         Harley-Davidson Inc                                        2,400          118,152
===========================================================================================
1.23     MOVIES & ENTERTAINMENT
         Viacom Inc Class B Shrs(a)(b)                              5,800          236,060
===========================================================================================
1.03     NETWORKING EQUIPMENT
         Cisco Systems(b)                                          14,300          197,626
===========================================================================================
4.15     OIL & GAS DRILLING
         GlobalSantaFe Corp                                        17,500          385,000
         Noble Corp(b)                                             13,200          410,124
===========================================================================================
                                                                                   795,124
5.83     OIL & GAS EXPLORATION & PRODUCTION
         Apache Corp(c)                                             8,600          473,516
         Devon Energy(c)                                            5,100          239,700
         EnCana Corp                                               13,700          402,780
===========================================================================================
                                                                                 1,115,996
1.07     PACKAGED FOODS
         Hershey Foods(a)                                           2,700          204,525
===========================================================================================
0.51     PAPER PRODUCTS
         Bowater Inc                                                2,400           98,112
===========================================================================================
2.49     PERSONAL PRODUCTS
         Gillette Co                                               15,100          476,103
===========================================================================================
4.06     PHARMACEUTICALS
         AmerisourceBergen Corp(c)                                  7,200          522,072
         Johnson & Johnson                                          4,700          255,257
===========================================================================================
                                                                                   777,329
0.67     PUBLISHING & PRINTING
         Gannett Co                                                 1,700          129,132
===========================================================================================
2.20     RESTAURANTS
         Red Robin Gourmet Burgers(b)                              16,600          211,650
         Starbucks Corp(b)                                         10,400          209,040
===========================================================================================
                                                                                   420,690
0.64     SEMICONDUCTOR EQUIPMENT
         Applied Materials(b)                                       9,200          122,912
===========================================================================================

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
2.00     SEMICONDUCTORS
         Intel Corp                                                14,900    $     248,383
         Texas Instruments                                          6,800          133,960
===========================================================================================
                                                                                   382,343
2.76     SOFT DRINKS
         Coca-Cola Co(a)                                            6,400          326,400
         PepsiCo Inc                                                5,100          201,705
===========================================================================================
                                                                                   528,105
0.52     STEEL
         Nucor Corp                                                 2,000          100,080
===========================================================================================
2.52     SYSTEMS SOFTWARE
         Microsoft Corp(b)                                          7,800          382,824
         Symantec Corp(b)                                           3,500          100,100
===========================================================================================
                                                                                   482,924
94.35    TOTAL INVESTMENTS AT VALUE
           (COST $18,596,848)                                                   18,056,149
===========================================================================================
5.65     OTHER ASSETS LESS LIABILITIES                                           1,081,016
===========================================================================================
100.00   NET ASSETS AT VALUE                                                 $  19,137,165
===========================================================================================

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
100.25   COMMON STOCKS & WARRANTS
11.39    BIOTECHNOLOGY
         Amgen Inc(b)(c)                                          233,800    $  10,528,014
         Biotech HOLDRs Trust(d)(f)                               145,000       11,984,250
         Charles River Laboratories International(b)               32,000        1,265,600
         Exelixis Inc(b)                                            7,126           35,202
         GenoPlex Inc(b)(e)(g)                                  3,663,120          137,142
         Gilead Sciences(b)(c)                                    232,960        7,473,357
         Neurogenetics Inc(b)(g)                                   67,828           67,828
         Orchid Biosciences Warrants (Exp 2004)(b)                179,910                0
===========================================================================================
                                                                                31,491,393
6.80     HEALTH CARE DISTRIBUTORS & SERVICES
         McKesson Corp                                            193,900        6,503,406
         Triad Hospitals(b)                                       337,100       12,307,521
===========================================================================================
                                                                                18,810,927
19.89    HEALTH CARE EQUIPMENT
         AeroGen Inc(b)                                            94,896           80,662
         Baxter International(c)                                  214,000        7,766,060
         Guidant Corp(b)(c)                                       268,600        9,884,480
         Instrumentation Metrics
           Warrants
              (Exp 8/2006)(b)(e)(g)                                 8,264                2
              (Exp 9/2006)(b)(e)(g)                                 3,305                1
              (Exp 10/2006)(b)(e)(g)                                3,305                1
         Medtronic Inc                                            235,000        9,677,300
         St Jude Medical(b)                                       335,960       12,501,072
         Varian Medical Systems(b)                                249,540       10,612,936

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
         Zimmer Holdings(b)                                       120,920    $   4,461,948
===========================================================================================
                                                                                54,984,462
19.48    HEALTH CARE FACILITIES
         Community Health Systems(b)                              118,100        2,822,590
         HCA Inc(c)                                               282,900       13,168,995
         Health Management Associates Class A
           Shrs(b)(c)                                             549,300       10,574,025
         Tenet Healthcare(b)                                      288,600       13,613,262
         Universal Health Services Class B Shrs(b)                298,900       13,665,708
===========================================================================================
                                                                                53,844,580
3.02     HEALTH CARE SUPPLIES
         Alcon Inc(b)(c)                                          225,500        8,336,735
===========================================================================================
3.08     MANAGED HEALTH CARE
         Anthem Inc(b)                                             58,834        3,713,014
         Coventry Health Care(b)                                   56,000        1,748,320
         UnitedHealth Group                                        34,500        3,048,075
===========================================================================================
                                                                                 8,509,409
36.59    PHARMACEUTICALS
         Altana AG                                                125,000        6,129,375
         AmerisourceBergen Corp(c)                                131,695        9,549,204
         Forest Laboratories(b)(c)                                197,718       14,433,414
         Johnson & Johnson                                        228,160       12,391,370
         Pfizer Inc                                               334,720       11,072,538
         Pharmaceutical HOLDRs Trust(d)                           215,000       16,062,650
         Pharmacia Corp                                           223,320        9,759,084
         Recordati SpA                                            259,720        6,062,036
         Schering AG ADR Representing Ord Shrs                     63,470        3,490,850
         Teva Pharmaceutical Industries Ltd Sponsored
           ADR Representing Ord Shrs                              183,920       12,193,896
===========================================================================================
                                                                               101,144,417
         TOTAL COMMON STOCKS & WARRANTS
           (COST $269,347,083)                                                 277,121,923
===========================================================================================
16.95    PREFERRED STOCKS & WARRANTS
2.34     BIOTECHNOLOGY
         Cellomics Inc, Pfd, Series C Shrs(b)(g)                  383,982        2,413,057
         Ingenex Inc, Conv Pfd, Series B Shrs(b)(g)               103,055           62,863
         Structural Bioinformatics, Conv Pfd,
           Series D Shrs(b)(g)                                    650,407        4,000,003
===========================================================================================
                                                                                 6,475,923
7.40     HEALTH CARE DISTRIBUTORS & SERVICES
         Dexcom Inc, Pfd
           Series B Shrs(b)(g)                                    694,444        1,597,222
           Series C Shrs(b)(g)                                    434,782        1,000,000
         Locus Discovery, Pfd
           Series C Shrs(b)(e)(g)                               2,000,000        8,000,000
           Series D Shrs(b)(e)(g)                                 588,235        2,352,940
         NeoThermia Corp, Pfd, Series C Shrs(b)(e)(g)           2,439,026        2,000,001
         Physiome Sciences, Conv Pfd, Series B
           Shrs(b)(e)(g)                                          909,090        1,499,998
         Syrrx Inc, Pfd, Series C Shrs(b)(g)                      615,385        4,000,003
===========================================================================================
                                                                                20,450,164

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
7.21     HEALTH CARE EQUIPMENT
         Adeza Biomedical, Pfd
           Series 2 Shrs(b)(e)(g)                                 416,666    $   1,929,164
           Series 5 Shrs(b)(e)(g)                                  97,192          449,999
         Afx Inc, Pfd, Series F Shrs(b)(e)(g)                   1,500,000          705,000
         Athersys Inc, Conv Pfd, Class F Shrs(b)(g)               416,667        5,416,667
         Instrumentation Metrics
           Pfd, Series C Shrs(b)(e)(g)                            586,748          488,368
           Pfd, Series D Shrs(b)(e)(g)                            369,967          923,808
           Warrants (Warrants to purchase Pfd
              Series D Shrs) (Exp 2003)(b)(e)(g)                   89,205                1
         Masimo Corp, Pfd
           Series F Shrs(b)(g)                                     15,909          174,999
           Series C Shrs(b)(g)                                    125,000        1,000,000
         Optimize Inc
           Pfd, Series C Shrs(b)(e)(g)                          2,631,579        7,000,000
           Warrants to purchase Pfd Shrs(b)(e)(g)                       3                3
         Scimagix Inc, Pfd, Series C Shrs(b)(g)                   641,635        1,350,000
         UltraGuide Inc, Pfd
           Series E Shrs(b)(g)                                    445,050          431,698
           Series F Shrs(b)(g)                                     50,000           48,500
===========================================================================================
                                                                                19,918,207
         TOTAL PREFERRED STOCKS & WARRANTS
           (COST $55,286,700)                                                   46,844,294
===========================================================================================
0.14     SHORT-TERM INVESTMENTS -- CORPORATE BONDS
0.14     HEALTH CARE EQUIPMENT
         Optimize Inc, Conv Bridge Notes, 8.000%
           12/3/2002(e)(g)                                 $      232,929          232,929
           2/5/2003(e)(g)                                  $      144,308          144,308
===========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (COST $377,237)                                                         377,237
===========================================================================================
117.34   TOTAL INVESTMENTS AT VALUE
           (COST $325,011,020)                                                 324,343,454
===========================================================================================
(17.34)  OTHER ASSETS LESS LIABILITIES                                         (47,924,346)
===========================================================================================
100.00   NET ASSETS AT VALUE                                                 $ 276,419,108
===========================================================================================

GLOBAL GROWTH FUND
98.31    COMMON STOCKS
1.58     ADVERTISING
         Omnicom Group                                                300    $      18,150
===========================================================================================
1.04     AEROSPACE & DEFENSE
         United Technologies                                          200           11,878
===========================================================================================
2.41     ALUMINUM
         Alcoa Inc                                                  1,100           27,599
===========================================================================================
0.88     APPLICATION SOFTWARE
         Check Point Software Technologies
           Ltd(b)                                    IS               300            5,025
         Siebel Systems(b)                                            600            5,082
===========================================================================================
                                                                                    10,107

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
4.68     BANKS
         Banco Bilbao Vizcaya Argentaria SA
           Sponsored ADR Representing Ord Shrs       SP             1,900    $      18,582
         Bank of America                                              500           35,040
===========================================================================================
                                                                                    53,622
4.19     BREWERS
         BBAG Oesterreichische Brau
           Beteiligungs AG                           AU                50            2,584
         Foster's Group Ltd                          AS             9,200           25,088
         Heineken NV(b)                              NL               500           20,330
===========================================================================================
                                                                                    48,002
2.35     BROADCASTING -- RADIO/TV
         Clear Channel Communications(b)                              300           10,254
         Fox Kids Europe NV(b)                       NL             1,700            7,419
         Univision Communications Class A Shrs(b)                     400            9,320
===========================================================================================
                                                                                    26,993
0.31     CABLE & SATELLITE OPERATORS
         EchoStar Communications Class A Shrs(b)                      200            3,560
===========================================================================================
3.02     COMPUTER HARDWARE
         Dell Computer(b)                                           1,300           34,606
===========================================================================================
0.71     COMPUTER STORAGE & PERIPHERALS
         EMC Corp(b)                                                1,200            8,112
===========================================================================================
4.95     CONSUMER ELECTRONICS
         Matsushita Electric Industrial Ltd
           Sponsored ADR Representing Ord Shrs       JA             2,500           30,625
         Sony Corp Sponsored ADR Representing
           Ord Shrs                                  JA               600           26,106
===========================================================================================
                                                                                    56,731
0.34     CRUISE LINES
         Steiner Leisure Ltd(b)                                       300            3,852
===========================================================================================
1.02     DIVERSIFIED FINANCIAL SERVICES
         Pargesa Holding AG Class B Shrs             SZ                 7           11,754
===========================================================================================
1.22     ELECTRIC UTILITIES
         Enersis SA Sponsored ADR Representing
           50 Ord Shrs(b)                            CI             2,400           14,040
===========================================================================================
2.40     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Samsung Electronics Ltd                     KS               100           27,539
===========================================================================================
3.50     FOOD DISTRIBUTORS
         Unilever PLC Sponsored ADR Representing
           4 Ord Shrs                                UK             1,100           40,106
===========================================================================================
0.16     FOOTWEAR
         Foot Locker(b)                                               200            1,900
===========================================================================================
1.29     HEALTH CARE SUPPLIES
         Alcon Inc(b)                                SZ               400           14,788
===========================================================================================
1.00     HOTELS
         Cendant Corp(b)                                              800           11,448
===========================================================================================
5.14     INDUSTRIAL CONGLOMERATES
         Compagnie Nationale a Portefeuille          BE                45            4,700

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
         General Electric                                           1,800    $      54,270
===========================================================================================
                                                                                    58,970
1.23     INDUSTRIAL MACHINERY
         Eaton Corp                                                   200           14,148
===========================================================================================
2.29     INTEGRATED OIL & GAS
         BP PLC Sponsored ADR Representing
           6 Ord Shrs                                UK               400           18,720
         Eni SpA Sponsored ADR Representing
           5 Ord Shrs                                IT               100            7,540
===========================================================================================
                                                                                    26,260
2.09     INTEGRATED TELECOMMUNICATION
           SERVICES
         Telecom Italia SpA Sponsored ADR
           Representing 10 Ord Shrs                  IT               300           23,940
===========================================================================================
3.80     INVESTMENT ADVISER/BROKER
           DEALER SERVICES
         Charles Schwab                                               800            7,344
         Merrill Lynch & Co                                         1,000           36,220
===========================================================================================
                                                                                    43,564
8.93     INVESTMENT COMPANIES
         iShares Trust
           MSCI EAFE Index Fund                                       200           21,240
           Russell 1000 Index Fund                                    200            9,752
           Russell 3000 Index Fund                                    500           25,555
           S&P 500 Index Fund                                         200           18,352
         Standard & Poor's Depository Receipts
           Trust Series 1 Shrs                                        300           27,534
===========================================================================================
                                                                                   102,433
2.20     LEISURE PRODUCTS
         Mattel Inc                                                 1,300           25,259
===========================================================================================
1.75     MOVIES & ENTERTAINMENT
         Groupe Bruxelles Lambert SA                 BE               270           11,953
         Viacom Inc Class B Shrs(b)                                   200            8,140
===========================================================================================
                                                                                    20,093
1.34     MULTI-LINE INSURANCE
         ING Groep NV Sponsored ADR Representing
           Ord Shrs                                  NL               700           15,351
===========================================================================================
1.57     NETWORKING EQUIPMENT
         Cisco Systems(b)                                           1,300           17,966
===========================================================================================
2.01     OIL & GAS EQUIPMENT & SERVICES
         Schlumberger Ltd                            NL               400           17,284
         Technip-Coflexip SA Sponsored ADR
           Representing 1/4 Ord Shr                  FR               300            5,784
===========================================================================================
                                                                                    23,068
7.56     PHARMACEUTICALS
         Forest Laboratories(b)                                       200           14,600
         Pfizer Inc                                                   400           13,232
         Recordati SpA                               IT             1,100           25,675

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
         Teva Pharmaceutical Industries Ltd
           Sponsored ADR Representing Ord Shrs       IS               500    $      33,150
===========================================================================================
                                                                                    86,657
1.66     PUBLISHING & PRINTING
         Gannett Co                                                   250           18,990
===========================================================================================
0.62     RESTAURANTS
         McDonald's Corp                                              300            7,128
===========================================================================================
0.35     SEMICONDUCTOR EQUIPMENT
         Applied Materials(b)                                         300            4,008
===========================================================================================
5.09     SEMICONDUCTORS
         Intel Corp                                                 2,300           38,341
         Maxim Integrated Products(b)                                 400           12,644
         Taiwan Semiconductor Manufacturing Ltd
           Sponsored ADR Representing 5 Ord
           Shrs(b)                                   TW               900            7,353
===========================================================================================
                                                                                    58,338
1.73     SOFT DRINKS
         Coca-Cola Co                                                 300           15,300
         Coca-Cola Femsa SA de CV Sponsored ADR
           Representing 10 Ord Series L Shrs         MX               200            4,540
===========================================================================================
                                                                                    19,840
3.63     SYSTEMS SOFTWARE
         Microsoft Corp(b)                                            750           36,810
         Oracle Corp(b)                                               500            4,795
===========================================================================================
                                                                                    41,605
5.20     TELECOMMUNICATIONS EQUIPMENT
         General Motors Class H Shrs(b)                             4,500           46,305
         Nokia Corp Sponsored ADR Representing
           Ord Shrs                                  FI             1,000           13,290
===========================================================================================
                                                                                    59,595
3.07     WIRELESS TELECOMMUNICATION SERVICES
         NTT DoCoMo                                  JA                 3            6,376
         Vodafone Group PLC Sponsored ADR
           Representing 10 Ord Shrs                  UK             1,800           28,782
===========================================================================================
                                                                                    35,158
         TOTAL COMMON STOCKS (COST $1,255,108)                                   1,127,158
===========================================================================================
1.97     PREFERRED STOCKS
1.12     MOVIES & ENTERTAINMENT
         News Corp Ltd Sponsored ADR
           Representing 4 Pfd Ltd Voting Shrs        AS               700           12,810
===========================================================================================
0.85     SOFT DRINKS
         Companhia de Bebidas das Americas
           Sponsored ADR Representing 100
           Pfd Shrs                                  BR               700            9,800
===========================================================================================
         TOTAL PREFERRED STOCKS (COST $22,018)                                      22,610
===========================================================================================

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
100.28   TOTAL INVESTMENTS AT VALUE
         (COST $1,277,126)                                                   $   1,149,768
===========================================================================================
(0.28)   OTHER ASSETS LESS LIABILITIES                                              (3,185)
===========================================================================================
100.00   NET ASSETS AT VALUE                                                 $   1,146,583
===========================================================================================
(a) Securities are pledged with broker as collateral for written options.

(b) Security is non-income producing.

(c) Securities are pledged with broker as collateral for securities sold short.

(d) HOLDRs - Holding Company Depository Receipts.

(e) Security is an affiliated company (See Notes).

(f) Loaned security, a portion or all of the security is on loan at August 31, 2002.

(g) The following are restricted and illiquid securities that are valued at fair value at August 31, 2002:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES

                                                                                      VALUE AS A %
                                       ACQUISITION    ACQUISITION                    OF NET ASSETS
DESCRIPTION                                DATE(S)           COST          VALUE          AT VALUE
--------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
  Series 2 Shrs                           12/21/94   $    999,998     $  1,929,164           0.70%
  Series 5 Shrs                            9/20/01        449,999          449,999           0.16
Afx Inc, Pfd, Series F Shrs                8/14/98      3,000,000          705,000           0.26
Athersys Inc, Conv Pfd, Class F Shrs       4/17/00      5,000,000        5,416,667           1.96
Cellomics Inc, Pfd, Series C Shrs          10/2/00      6,999,989        2,413,057           0.87
Dexcom Inc, Pfd
  Series B Shrs                           12/20/00      1,000,000        1,597,222           0.58
  Series C Shrs                             6/3/02      1,000,000        1,000,000           0.36
GenoPlex Inc                              9/15/97-
                                           6/25/98        408,490          137,142           0.05
Ingenex Inc, Conv Pfd, Series B Shrs       9/27/94        600,000           62,863           0.02
Instrumentation Metrics
  Pfd, Series C Shrs                      2/25/98-
                                           8/31/00      5,934,956          488,368           0.18
  Pfd, Series D Shrs                      8/16/01-
                                           5/29/02        923,808          923,808           0.33
  Warrants
     Exp 8/2006                           10/18/01              2                2           0.00
     Exp 9/2006                            10/5/01              1                1           0.00
     Exp 10/2006                           11/7/01              1                1           0.00
  Warrants to purchase Conv Pfd,
     Series D Shrs (Exp 2003)              6/18/02              1                1           0.00
Locus Discovery, Pfd
  Series C Shrs                           11/21/00      4,500,000        8,000,000           2.89
  Series D Shrs                             9/6/01      2,352,940        2,352,940           0.85
Masimo Corp, Pfd
  Series F Shrs                            9/14/99        174,999          174,999           0.06
  Series C Shrs                            10/7/98      1,000,000        1,000,000           0.36
NeoThermia Corp, Pfd, Series C Shrs        3/26/01      2,000,001        2,000,001           0.72
Neurogenetics Inc                         9/15/97-
                                           6/25/98        202,031           67,828           0.03

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES (CONTINUED)

                                                                                      VALUE AS A %
                                       ACQUISITION    ACQUISITION                    OF NET ASSETS
DESCRIPTION                                DATE(S)           COST            VALUE        AT VALUE
--------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND (CONTINUED)
Optimize Inc
  Conv Bridge Notes, 8.000%
     12/3/2002                             6/7/02-
                                            7/2/02   $    232,929     $    232,929           0.09%
     2/5/2003                               8/5/02        144,308          144,308           0.05
  Pfd, Series C Shrs                       8/15/00      7,000,000        7,000,000           2.53
  Warrants to purchase Pfd Shrs           6/27/02-
                                            8/6/02              3                3           0.00
Physiome Sciences, Conv Pfd, Series
  B Shrs                                   11/7/97      1,499,998        1,499,998           0.54
Scimagix Inc, Pfd, Series C Shrs           5/24/01      1,350,000        1,350,000           0.49
Structural Bioinformatics, Conv Pfd,
    Series D Shrs                          3/24/00      4,000,003        4,000,003           1.45
Syrrx Inc, Pfd, Series C Shrs              1/10/01      4,000,003        4,000,003           1.45
UltraGuide Inc, Pfd
  Series E Shrs                             6/1/01      1,348,502          431,698           0.16
  Series F Shrs                             6/1/01        151,500           48,500           0.02
==================================================================================================
                                                     $ 56,274,462     $ 47,426,505          17.16%
===================================================================================================

SECURITIES SOLD SHORT

DESCRIPTION                                                        SHARES          VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
Abgenix Inc                                                      (12,000)  $     (92,880)
AdvancePCS Class A Shrs                                          (10,800)       (209,088)
Applera Corp-Celera Genomics Group                               (19,900)       (188,055)
Applied Molecular Evolution                                      (13,000)        (59,930)
Aspect Communications                                            (50,000)        (97,000)
Caremark Rx                                                      (13,400)       (217,080)
Chartered Semiconductor Manufacturing Ltd ADR
    Representing 10 Ord Shrs                                      (7,500)        (88,875)
deCODE genetics                                                  (30,000)        (62,700)
Durect Corp                                                       (3,852)        (17,912)
Eletroglas Inc                                                   (17,000)        (52,530)
Express Scripts                                                   (4,200)       (201,600)
Health Net                                                        (5,000)       (116,400)
HealtheTech Inc                                                   (5,000)        (25,000)
Longs Drug Stores                                                 (4,000)       (100,000)
Netopia Inc                                                      (20,000)        (38,800)
NetRatings Inc                                                    (3,500)        (19,950)
Pathmark Stores                                                  (21,100)       (284,428)
PDI Inc                                                          (20,000)       (133,000)
Redback Networks                                                 (50,000)        (51,000)
Regal Entertainment Group Class A Shrs                            (5,000)        (87,750)
Regeneron Pharmaceuticals                                         (7,800)       (120,510)
Rowan Cos                                                        (18,400)       (378,672)
SuperGen Inc                                                     (35,000)       (116,900)
Vivendi Universal SA Sponsored ADR Representing
    Ord Shrs                                                     (11,000)       (142,560)
Yahoo! Inc                                                        (9,200)        (94,668)
==========================================================================================
                                                                           $  (2,997,288)
==========================================================================================

DESCRIPTION                                                        SHARES          VALUE
------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Abgenix Inc                                                     (375,000)  $  (2,902,500)
AdvancePCS Class A Shrs                                         (150,000)     (2,904,000)
Applera Corp-Celera Genomics Group                              (250,000)     (2,362,500)
Caremark Rx                                                     (200,000)     (3,240,000)
CIGNA Corp                                                       (35,000)     (2,979,200)
Eli Lilly & Co                                                  (100,000)     (5,805,000)
Express Scripts                                                  (50,000)     (2,400,000)
Health Net                                                      (125,000)     (2,910,000)
Humana Inc                                                      (225,000)     (2,992,500)
InterMune Inc                                                   (135,000)     (3,357,450)
MedImmune Inc                                                    (75,000)     (1,925,250)
Oxford Health Plans                                              (75,000)     (3,041,250)
Pharmaceutical Product Development                              (100,000)     (2,228,000)
Regeneron Pharmaceuticals                                       (178,403)     (2,756,327)
Schering-Plough Corp                                            (150,000)     (3,462,000)
==========================================================================================
                                                                         $   (45,265,977)
==========================================================================================

OPTION CONTRACTS

                           NUMBER OF   EXPIRATION   EXERCISE       PREMIUMS
                           CONTRACTS        DATES      PRICE       RECEIVED        VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
OPTIONS WRITTEN
CALLS
eBay Inc                         (21)    10/19/02   $     70   $      7,077    $    (788)
Hershey Foods                    (27)     2/22/03         80         11,928       (6,345)
==========================================================================================
                                                               $     19,005    $  (7,133)
==========================================================================================
PUTS
AOL Time Warner                 (170)    10/19/02   $     10         14,789       (8,500)
Baxter International             (50)    11/16/02         35         20,849      (10,000)
Coca-Cola Co                     (40)    11/16/02         45          7,880       (4,200)
Dell Computer                   (100)    11/16/02         20         12,700       (6,500)
General Electric                (100)    12/21/02         20          9,300       (3,750)
Johnson & Johnson                (55)     1/18/03         35         14,409       (2,887)
Microsoft Corp                   (50)    10/19/02         40          9,850       (4,625)
3M Co                            (20)    10/19/02        100          7,740       (2,150)
Wells Fargo & Co                 (57)    10/19/02         35          3,591         (713)
==========================================================================================
                                                               $    101,108    $ (43,325)
==========================================================================================
TOTAL OPTIONS WRITTEN                                          $    120,113    $ (50,458)
==========================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY

                                                                     % OF
                                                COUNTRY        NET ASSETS
COUNTRY                                            CODE          AT VALUE          VALUE
------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND
Australia                                            AS              3.31%  $     37,898
Austria                                              AU              0.23          2,584
Belgium                                              BE              1.45         16,653
Brazil                                               BR              0.85          9,800
Chile                                                CI              1.22         14,040
Finland                                              FI              1.16         13,290
France                                               FR              0.50          5,784
Israel                                               IS              3.33         38,175
Italy                                                IT              4.99         57,155
Japan                                                JA              5.50         63,107
Mexico                                               MX              0.40          4,540
Netherlands                                          NL              5.27         60,384
South Korea                                          KS              2.40         27,539
Spain                                                SP              1.62         18,582
Switzerland                                          SZ              2.32         26,542
Taiwan                                               TW              0.64          7,353
United Kingdom                                       UK              7.64         87,608
United States                                                       57.45        658,734
Other Assets Less Liabilities                                       (0.28)        (3,185)
==========================================================================================
                                                                   100.00%  $  1,146,583
==========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2002

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                               $   18,596,848     $ 325,011,020
===========================================================================================
   At Value                                              $   18,056,149     $ 324,343,454
Deposits with Broker for Securities Sold Short                2,549,674        45,865,315
Receivables:
   Investment Securities                                      2,786,329           832,631
   Securities Sold Short                                        743,912                 0
   Fund Shares Sold                                                  50            21,907
   Dividends and Interest                                        30,472           262,111
Other Investments (Note 5)                                            0        10,440,000
Prepaid Expenses and Other Assets                                19,792            94,063
===========================================================================================
TOTAL ASSETS                                                 24,186,378       381,859,481
===========================================================================================
LIABILITIES
Options Written at Value
   (Premiums Received $120,113 and $0, respectively)             50,458                 0
Securities Sold Short at Value
   (Proceeds $2,815,151 and $46,282,290, respectively)        2,997,288        45,265,977
Payables:
   Custodian                                                     86,086           100,328
   Dividends on Securities Sold Short                               560                 0
   Investment Securities Purchased                              547,817         3,047,002
   Securities Sold Short Purchased                              119,615                 0
   Fund Shares Repurchased                                      218,260           973,968
   Securities Loaned                                                  0        10,440,000
   Borrowings on Line of Credit                               1,000,000        45,500,000
Accrued Distribution Expenses
   Class A                                                        2,063             1,084
   Class B                                                        6,913               766
   Class C                                                        4,077               436
Accrued Expenses and Other Payables                              16,076           110,812
===========================================================================================
TOTAL LIABILITIES                                             5,049,213       105,440,373
===========================================================================================
NET ASSETS AT VALUE                                      $   19,137,165     $ 276,419,108
===========================================================================================
NET ASSETS
Paid-in Capital(a)                                       $   62,119,004     $ 345,067,924
Accumulated Undistributed Net Investment Loss                    (1,590)         (181,959)
Accumulated Undistributed Net Realized Loss on
   Investment Securities, Securities Sold Short,
   Foreign Currency Transactions, Futures and Option
   Contracts                                                (42,327,118)      (68,165,285)
Net Depreciation of Investment Securities,
   Securities Sold Short, Foreign Currency Transactions,
   Futures and Option Contracts                                (653,131)         (301,572)
===========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $   19,137,165     $ 276,419,108
===========================================================================================
NET ASSETS AT VALUE:
   Class A                                               $    6,753,497     $ 275,036,626
===========================================================================================
   Class B                                               $    7,761,855     $     881,582
===========================================================================================
   Class C                                               $    4,621,813     $     500,900
===========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2002

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
                                                            (CONTINUED)       (CONTINUED)
-------------------------------------------------------------------------------------------
Shares Outstanding
   Class A                                                    1,315,957        23,226,769
   Class B                                                    1,528,672            74,908
   Class C                                                      913,189            43,306
===========================================================================================
NET ASSET VALUE PER SHARE:
   Class A
      Redemption Price per Share                         $         5.13     $       11.84
      Offering Price per Share (Maximum sales charge
      of 5.50%)                                          $         5.43     $       12.53
   Class B, Offering and Redemption Price per Share      $         5.08     $       11.77
   Class C, Offering and Redemption Price per Share      $         5.06     $       11.57
===========================================================================================

(a) The INVESCO  Counselor Series Funds,  Inc. have 4 billion  authorized  shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to
    Advantage Fund and 600 million to Advantage Global Health Sciences Fund: 200 million to each Class.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2002

                                                                                   GLOBAL
                                                                                   GROWTH
                                                                                     FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                                                  $   1,277,126
===========================================================================================
   At Value                                                                 $   1,149,768
Cash                                                                               45,260
Foreign Currency (Cost $35)                                                            35
Receivable for Dividends and Interest                                                 658
Prepaid Expenses and Other Assets                                                   2,975
===========================================================================================
TOTAL ASSETS                                                                    1,198,696
===========================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                                                  1,869
   Fund Shares Repurchased                                                         16,229
Accrued Distribution Expenses
   Class A                                                                            267
   Class B                                                                             66
   Class C                                                                            167
Accrued Expenses and Other Payables                                                33,515
===========================================================================================
TOTAL LIABILITIES                                                                  52,113
===========================================================================================
NET ASSETS AT VALUE                                                         $   1,146,583
===========================================================================================
NET ASSETS
Paid-in Capital(a)                                                          $   2,813,252
Accumulated Undistributed Net Investment Income                                         0
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency Transactions                     (1,539,311)
Net Depreciation of Investment Securities
   and Foreign Currency Transactions                                             (127,358)
===========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                       $   1,146,583
===========================================================================================
NET ASSETS AT VALUE:
   Class A                                                                  $     874,601
===========================================================================================
   Class B                                                                  $      77,754
===========================================================================================
   Class C                                                                  $     194,228
===========================================================================================
Shares Outstanding
   Class A                                                                        220,987
   Class B                                                                         19,941
   Class C                                                                         49,980
===========================================================================================
NET ASSET VALUE PER SHARE:
   Class A
      Redemption Price per Share                                            $        3.96
      Offering Price per Share (Maximum sales charge of 5.50%)              $        4.19
   Class B, Offering and Redemption Price per Share                         $        3.90
   Class C, Offering and Redemption Price per Share                         $        3.89
===========================================================================================

(a) The INVESCO  Counselor Series Funds,  Inc. have 4 billion  authorized  shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to
    Global Growth Fund: 200 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COUNSELOR SERIES FUNDS, INC.
YEAR ENDED AUGUST 31, 2002

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $      194,089     $   2,422,111
Interest                                                        311,309           907,460
Securities Loaned Income                                              0            56,761
   Foreign Taxes Withheld                                        (6,793)          (67,549)
===========================================================================================
   TOTAL INCOME                                                 498,605         3,318,783
===========================================================================================
EXPENSES
Investment Advisory Fees                                        405,869         5,576,229
Distribution Expenses                                           314,135            24,246
Transfer Agent Fees                                             137,927           680,449
Administrative Services Fees                                     29,773           190,774
Custodian Fees and Expenses                                      43,594           103,766
Directors' Fees and Expenses                                     11,570            32,889
Interest Expenses                                                80,863         2,295,637
Professional Fees and Expenses                                   35,506           122,104
Registration Fees and Expenses - Class A                         20,727            43,245
Registration Fees and Expenses - Class B                         13,588                 0
Registration Fees and Expenses - Class C                         13,280                 0
Reports to Shareholders                                          22,255           265,264
Dividends on Securities Sold Short                               68,384            75,980
Other Expenses                                                    8,539            46,069
===========================================================================================
   TOTAL EXPENSES                                             1,206,010         9,456,652
   Fees and Expenses Paid Indirectly                             (1,112)           (1,886)
===========================================================================================
      NET EXPENSES                                            1,204,898         9,454,766
===========================================================================================
NET INVESTMENT LOSS                                            (706,293)       (6,135,983)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                    (14,841,361)      (88,026,386)
   Securities Sold Short                                      3,020,527        20,419,837
   Foreign Currency Transactions                                206,901           808,009
   Futures Contracts                                            193,915                 0
   Option Contracts                                          (1,978,919)        1,038,821
===========================================================================================
      Total Net Realized Loss                               (13,398,937)      (65,759,719)
===========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                       (284,483)       (4,125,042)
   Securities Sold Short                                       (309,964)        2,477,531
   Foreign Currency Transactions                                  7,978        (1,209,236)
   Futures Contracts                                             65,813                 0
   Option Contracts                                             243,646                 0
===========================================================================================
      Total Change in Net Appreciation/Depreciation            (277,010)       (2,856,747)
===========================================================================================
NET LOSS ON INVESTMENT SECURITIES,
   SECURITIES SOLD SHORT, FOREIGN CURRENCY
   TRANSACTIONS, FUTURES AND OPTION CONTRACTS               (13,675,947)      (68,616,466)
===========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS               $  (14,382,240)    $ (74,752,449)
===========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS
 (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
YEAR ENDED AUGUST 31, 2002

                                                                                   GLOBAL
                                                                                   GROWTH
                                                                                     FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                                   $      13,083
Interest                                                                               86
   Foreign Taxes Withheld                                                            (882)
===========================================================================================
   TOTAL INCOME                                                                    12,287
===========================================================================================
EXPENSES
Investment Advisory Fees                                                           16,483
Distribution Expenses                                                               8,724
Transfer Agent Fees                                                                 2,772
Administrative Services Fees                                                       10,741
Custodian Fees and Expenses                                                         7,443
Directors' Fees and Expenses                                                        6,380
Professional Fees and Expenses                                                     33,709
Reports to Shareholders                                                             4,387
Other Expenses                                                                      2,295
===========================================================================================
   TOTAL EXPENSES                                                                  92,934
   Fees and Expenses Absorbed/Reimbursed by Investment Adviser                    (25,817)
   Fees and Expenses Paid Indirectly                                                 (117)
===========================================================================================
      NET EXPENSES                                                                 67,000
===========================================================================================
NET INVESTMENT LOSS                                                               (54,713)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                                       (1,216,067)
   Foreign Currency Transactions                                                  (10,184)
===========================================================================================
      Total Net Realized Loss                                                  (1,226,251)
===========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                                          839,363
   Foreign Currency Transactions                                                   10,949
===========================================================================================
      Total Change in Net Appreciation/Depreciation                               850,312
===========================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                                             (375,939)
===========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                                          $    (430,652)
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ADVANTAGE FUND

                                                                    YEAR ENDED AUGUST 31
-------------------------------------------------------------------------------------------
                                                                   2002              2001
OPERATIONS
Net Investment Loss                                      $     (706,293)    $    (684,212)
Net Realized Loss                                           (13,398,937)      (23,370,053)
Change in Net Appreciation/Depreciation                        (277,010)       (1,639,710)
===========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                          (14,382,240)      (25,693,975)
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Class A                                                            0        (3,696,242)
   Class B                                                            0        (1,098,298)
   Class C                                                            0          (848,910)
===========================================================================================
TOTAL DISTRIBUTIONS                                                   0        (5,643,450)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                      733,419        82,482,560
   Class B                                                      422,729        18,904,150
   Class C                                                      758,204        19,437,451
Reinvestment of Distributions
   Class A                                                            0         3,054,247
   Class B                                                            0           444,615
   Class C                                                            0           559,565
===========================================================================================
                                                              1,914,352       124,882,588
Amounts Paid for Repurchases of Shares
   Class A                                                  (22,297,404)      (74,581,392)
   Class B                                                   (6,961,035)       (3,715,647)
   Class C                                                   (8,037,898)       (7,119,724)
===========================================================================================
                                                            (37,296,337)      (85,416,763)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (35,381,985)       39,465,825
===========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (49,764,225)        8,128,400
NET ASSETS
Beginning of Period                                          68,901,390        60,772,990
===========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Loss of ($1,590)
   and ($2,368), respectively)                           $   19,137,165     $  68,901,390
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                    YEAR              PERIOD               YEAR
                                                   ENDED               ENDED              ENDED
                                               AUGUST 31           AUGUST 31         OCTOBER 31
------------------------------------------------------------------------------------------------
                                                    2002                2001               2000
                                                                     (Note 1)
OPERATIONS
Net Investment Loss                       $   (6,135,983)     $   (4,210,908)    $   (4,926,861)
Net Realized Gain (Loss)                     (65,759,719)         29,426,914        170,794,007
Change in Net Appreciation/Depreciation       (2,856,747)       (276,181,281)       173,930,690
=================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           (74,752,449)       (250,965,275)       339,797,836
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Class A                                             0        (134,781,805)       (92,307,810)
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                     2,135,388           1,400,839                 --
   Class B                                     1,089,786             345,651                 --
   Class C                                     1,166,849             316,798                 --
Reinvestment of Distributions - Class A                0          64,322,751         12,973,985
=================================================================================================
                                               4,392,023          66,386,039         12,973,985
Amounts Paid for Repurchases of Shares
   Class A                                  (131,628,708)       (139,607,661)                --
   Class B                                      (272,668)                  0                 --
   Class C                                      (844,055)               (522)                --
=================================================================================================
                                            (132,745,431)       (139,608,183)                --
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS             (128,353,408)        (73,222,144)        12,973,985
=================================================================================================
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                            (203,105,857)       (458,969,224)       260,464,011
NET ASSETS
Beginning of Period                          479,524,965         938,494,189        678,030,178
=================================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($181,959), ($173,979) and
   ($85,099), respectively)               $  276,419,108      $  479,524,965     $  938,494,189
=================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GLOBAL GROWTH FUND

                                                                   YEAR            PERIOD
                                                                  ENDED             ENDED
                                                              AUGUST 31         AUGUST 31
-------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
OPERATIONS
Net Investment Loss                                      $      (54,713)    $     (49,093)
Net Realized Loss                                            (1,226,251)         (313,034)
Change in Net Appreciation/Depreciation                         850,312          (977,670)
===========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     (430,652)       (1,339,797)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                    2,122,226         2,609,084
   Class B                                                      180,190           146,065
   Class C                                                      188,286           683,261
===========================================================================================
                                                              2,490,702         3,438,410
Amounts Paid for Repurchases of Shares
   Class A                                                   (2,132,080)         (372,102)
   Class B                                                     (120,796)          (18,898)
   Class C                                                     (287,269)         (180,935)
===========================================================================================
                                                            (2,540,145)          (571,935)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                                 (49,443)        2,866,475
===========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (480,095)        1,526,678
NET ASSETS
Initial Subscription - Class A                                       --           100,000
Beginning of Period                                           1,626,678                --
===========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income of $0 and $0, respectively)     $    1,146,583     $   1,626,678
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                                                        YEAR
                                                                                       ENDED
                                                                                   AUGUST 31
----------------------------------------------------------------------------------------------
                                                                                        2002
INCREASE (DECREASE) IN CASH
----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends and Interest Received, Net of Foreign Withholding Taxes              $   3,785,184
Expenses Paid                                                                     (9,055,537)
Purchases of Investment Securities                                              (628,742,059)
Sales of Investment Securities                                                   750,356,460
Proceeds of Securities Sold Short                                                518,741,872
Purchases of Securities Sold Short                                              (491,374,547)
Realized Gain From Foreign Currency Transactions                                     808,009
Realized Gain from Options Contracts                                               1,038,821
Change in Deposits with Broker for Securities Sold Short                         (11,491,267)
Change in Payable for Dividends on Securities Sold Short                            (219,211)
Change in Prepaid Expenses and Other Assets                                           84,938
==============================================================================================
Net Cash Flows From Operating Activities                                         133,932,663
==============================================================================================
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net Borrowings on Line of Credit                                                  (6,000,000)
Sales of Fund Shares                                                               4,436,577
Repurchases of Fund Shares                                                      (132,679,810)
Payable to Custodian                                                                 100,328
==============================================================================================
Net Cash Flows Used for Financing Activities                                    (134,142,905)
==============================================================================================
Net Decrease in Cash                                                                (210,242)
Cash at Beginning of Year                                                            210,242
==============================================================================================
Cash at End of Year                                                            $           0
==============================================================================================
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Decrease in Net Assets from Operations                                     $ (74,752,449)
==============================================================================================
Decrease in Investment Securities and Securities Sold Short                      148,875,819
Net Realized Loss on Investment Securities, Securities
   Sold Short, Option Contracts and Foreign Currency Transactions                 65,759,719
Change in Appreciation/Depreciation of Investment Securities,
   Securities Sold Short, Option Contracts
   and Foreign Currency Transactions                                               2,856,747
Decrease in Receivable for Investment Securities Sold                              6,995,940
Decrease in Payable for Investment Securities Purchased                           (8,714,702)
Decrease in Dividends and Interest Receivable                                        466,401
Increase in Deposits with Broker for Securities Sold Short                       (11,491,267)
Decrease in Prepaid Expenses and Other Assets                                         84,938
Decrease in Accrued Expenses and Other Payables                                     (399,229)
Increase in Payable for Securities Sold Short                                      4,469,957
Decrease in Payable for Dividends on Securities Sold Short                          (219,211)
==============================================================================================
   Total Adjustments                                                             208,685,112
==============================================================================================
Net Cash Flows From Operating Activities                                       $ 133,932,663
==============================================================================================

Supplemental disclosure of cash flow information: Interest Paid $2,295,637.
See Notes to Financial Statements

INVESCO COUNSELOR SERIES FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Counselor Series Funds, Inc. is incorporated in Maryland and presently consists of four separate Funds: Advantage Fund, Advantage Global Health Sciences Fund (formerly INVESCO Global Health Sciences Fund, Inc.), Global Growth Fund (individually the "Fund" and collectively, the "Funds") and Mid-Cap Growth Fund (formerly Pell Rudman Mid-Cap Growth Portfolio). Mid-Cap Growth Fund is presented in a separate report to shareholders. The investment objectives of the Funds are: to seek aggressive capital appreciation for Advantage and Global Growth Funds and to seek capital appreciation through investments in the health science related business sectors for Advantage Global Health Sciences Fund. The Global Growth Fund commenced investment operations on November 29, 2000. INVESCO Counselor Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company.

INVESCO Global Health Sciences Fund, Inc. was registered under the "Act" as a diversified, closed-end management investment company prior to May 16, 2001. Upon approval by the shareholders of that Fund at the annual meeting held May 8, 2001, of an Agreement and Plan of Reorganization and Termination, INVESCO Global Health Sciences Fund, Inc. was reorganized into INVESCO Advantage Global Health Sciences Fund. Shareholders from the reorganization into INVESCO Advantage Global Health Sciences Fund received Class A shares of the Fund, effective May 16, 2001. As an open-end management investment company, it is no longer listed on the New York Stock Exchange. The Fund fiscal year end changed from October 31 to August 31.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

As disclosed in the Statement of Investment Securities and the accompanying Schedule of Restricted and Illiquid Securities for the Advantage Global Health Sciences Fund, securities valued at $47,426,505 (17.16 percent of net assets), have been estimated by the Board of Directors in the absence of readily available market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

A. SECURITY VALUATION -- Equity securities and futures contracts traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option Contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker upon entering into futures contracts. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foriegn sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. The receivable for investment securities sold for Advantage Global Health Sciences Fund is net of an allowance for doubtful accounts of $650,893 for Norian Corp, Conv Pfd, Series D Shares.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended August 31, 2002, there were no such investments by the Funds.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, which requires disclosure of tax components. The tax components of the Fund at August 31, 2002 include:

                                                           COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                   INVESTMENTS FOR            UNREALIZED            UNREALIZED          DEPRECIATION
FUND                                                  TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                      $   18,645,644        $      411,746        $    1,001,241        $    (589,495)
Advantage Global Health Sciences Fund                  332,192,023            21,970,979            29,819,548           (7,848,569)
Global Growth Fund                                       1,321,017                38,101               209,350             (171,249)

                                                                                                   ACCUMULATED     CUMULATIVE EFFECT
                                                                                                  CAPITAL LOSS              OF OTHER
FUND                                                                                                CARRYOVERS    TIMING DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                                                  $  (28,584,805)       $ (13,695,107)
Advantage Global Health Sciences Fund                                                               (6,627,980)         (54,538,261)
Global Growth Fund                                                                                    (638,044)            (857,376)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of securities sold short, option contracts, allowance for doubtful accounts and foreign currency transactions.

Capital loss carryovers expire in the year 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred post-October 31 capital losses, deferred director's fees and foreign currency transactions. Deferred post-October 31 capital losses are: Advantage Fund $13,693,517,
Advantage  Global  Health  Sciences  Fund  $54,356,302  and Global  Growth  Fund
$857,376.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and Federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassed on the Statment of Assets and Liabilities. Advantage, Advantage Global Health Sciences and Global Growth Funds reclassified $683,649, $6,126,376 and $54,696, respectively, of net investment losses to paid-in capital.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. OPTION CONTRACTS -- The Fund may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended August 31, 2002, was as follows:

                                                                   CALL OPTIONS                                  PUT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER                AMOUNT                NUMBER                AMOUNT
                                                        OF OPTIONS           OF PREMIUMS            OF OPTIONS           OF PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND
Options outstanding at August 31, 2001                           0        $            0                     0        $           0
Options written                                            (19,466)            4,032,730                  (709)             113,302
Options closed or expired                                   18,518            (3,785,733)                   67              (12,194)
Options exercised                                              900              (227,992)                    0                    0
Options outstanding at August 31, 2002                         (48)       $       19,005                  (642)       $     101,108

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Options outstanding at August 31, 2001                           0        $            0                     0        $           0
Options written                                             (8,510)            2,330,691                (4,900)           1,449,151
Options closed or expired                                    8,510            (2,330,691)                4,900           (1,449,151)
Options outstanding at August 31, 2002                           0        $            0                     0        $           0

I. SHORT SALES -- The Advantage Fund and Advantage Global Health Sciences Fund engage in short sales as part of their normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. Short sales are fully collateralized by other securities which are noted in the Statement of Investment Securities. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

J. CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its Custodian bank account and does not include any short-term investments or deposits with broker for securities sold short at August 31, 2002.

K. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Advantage and Advantage Global Health Sciences Funds is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For these Funds the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index", the Russell 3000 Index for Advantage Fund and the Morgan Stanley Health Care Product Index for Advantage Global Health Sciences Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to IFG will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for Advantage and Advantage Global Health Sciences Funds. During the first twelve months of operation, the investment advisory fee was charged at the Base Fee of 1.50% with no Fee Adjustment for Advantage Global Health Sciences Fund. The current fee for Global Growth Fund is based on the annual rate of 1.00% of average net assets.

A master distribution plan and agreement for each Class of shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the year ended August 31, 2002, amounts paid to the Distributor were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       76,321          $      151,387          $      115,394
Advantage Global Health Sciences Fund                                          8,582                   8,851                   5,310
Global Growth Fund                                                             4,303                   1,473                   3,196

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended August 31, 2002, for Class B were as follows:

                                                                                               DISTRIBUTOR'S           DISTRIBUTOR'S
                                                                                                   AGGREGATE            UNREIMBURSED
                                                                                                UNREIMBURSED           EXPENSES AS %
                                                                     AMOUNT RETAINED                EXPENSES           OF NET ASSETS
FUND                                                                  BY DISTRIBUTOR              UNDER PLAN                OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund - Class B Plan                                         $       89,686          $            0                   0.00%
Advantage Global Health Sciences Fund - Class B Plan                           8,606                       0                   0.00%
Global Growth Fund - Class B Plan                                              1,391                       0                   0.00%

Distribution Expenses for each class as presented in the Statement of Operations for the year ended August 31, 2002 were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       67,447          $      141,029          $      105,659
Advantage Global Health Sciences Fund                                          9,286                   9,379                   5,581
Global Growth Fund                                                             4,178                   1,483                   3,062

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year ended August 31, 2002 were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       77,936          $       30,621          $       29,370
Advantage Global Health Sciences Fund                                        676,845                   2,049                   1,555
Global Growth Fund                                                             1,499                     428                     845

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Global Growth Fund. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntay expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year ended August 31, 2002, total fees and expenses voluntarily absorbed were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                                                    $       18,583          $        2,489          $        4,745

As of the year ended August 31, 2002, the reimbursement that may potentially be made by the Global Growth Fund to IFG and that will expire during the year ended August 31, 2005, are as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                                                    $       14,554          $        1,759          $        3,666

Shareholders holding INVESCO Advantage Global Health Sciences Fund - Class A shares as a result of the reorganization of INVESCO Global Health Sciences Fund into INVESCO Advantage Global Health Sciences Fund - Class A Shares were subject to a redemption fee of 2% for shares received in the reorganization for the period May 16, 2001 to May 15, 2002. The redemption fee was based on the current net asset value of the shares at the time of the redemption. The redemption fee was accounted for as an addition to Paid-in Capital by Advantage Global Health Sciences Fund - Class A Shares. Total redemption fees received by Advantage Global Health Sciences Fund - Class A Shares for the period from September 1, 2001 to May 15, 2002, were $1,291,899.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND/POSITION                                                                                      PURCHASES                   SALES
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund - Investment Securities                                                        $  358,358,752          $  383,197,820
Advantage Global Health Sciences Fund - Investment Securities                                    620,027,357             743,196,376
Global Growth Fund - Investment Securities                                                         2,894,852               3,046,928

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended August 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                                    UNFUNDED
                                                                             PENSION                 ACCRUED                 PENSION
FUND                                                                        EXPENSES           PENSION COSTS               LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $          407          $            0          $        1,589
Advantage Global Health Sciences Fund                                          7,996                       0                   7,980
Global Growth Fund                                                                 0                       0                       0

Advantage Global Health Sciences Fund assumed liabilities under a previous plan for INVESCO Global Health Sciences Fund, Inc. which was terminated on May 16, 2001. Pension Liability assumed at that date amounted to $173,979. As part of the reorganization, Advantage Global Health Sciences paid out that pension liability on January 2, 2002.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended August 31, 2002, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                           REALIZED GAIN
                                          PURCHASES              SALES/OTHER TRANSACTIONS     (LOSS) ON
                                  -------------------------------------------------------     INVESTMENT        VALUE AT
AFFILIATE                         SHARES            COST          SHARES        PROCEEDS      SECURITIES       8/31/2002
-------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL
   HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
   Series 2 Shrs                      --              --              --              --              --    $  1,929,164
   Series 5 Shrs                  97,192      $  449,999              --              --              --         449,999
Afx Inc, Pfd, Series F Shrs           --              --              --              --              --         705,000
Caresoft Inc
   Conv Pfd, Series C Shrs            --              --       1,182,107               0      (3,002,551)             --
   Pfd, Series A Shrs                 --              --       1,627,102               0      (1,986,250)             --
   Pfd, Series B Shrs                 --              --         238,640               0        (507,079)             --
   Pfd, Series D Shrs            872,412         960,671         872,412               0        (960,671)             --
   Secured Conv Sub
      Bridge Notes,
      8.000%, 10/1/2001               --              --         175,000         175,000               0              --
   Warrants (Warrants to
      purchase Pfd, Series A
      Shrs, Exp 2004)                 --              --         118,920               0             (59)             --
   Warrants (Warrants to
      purchase Pfd, Series C
      Shrs)
         (Exp 2004)                   --              --         314,960               3               0              --
         (Exp 2005)               43,307               0          43,307               0               0              --

                                                                                           REALIZED GAIN
                                          PURCHASES              SALES/OTHER TRANSACTIONS     (LOSS) ON
                                  -------------------------------------------------------     INVESTMENT        VALUE AT
AFFILIATE                         SHARES            COST          SHARES        PROCEEDS      SECURITIES       8/31/2002
-------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL
   HEALTH SCIENCES FUND (CONTINUED)
Caresoft Inc
   Warrants (Warrants to
   purchase Pfd, Series D
   Shrs
     (Exp 3/2006)                193,271      $        1         340,909      $        0       $      (1)             --
     (Exp 6/2006)                 45,096               1          79,545               0              (1)             --
Ecogen Technologies I                 --              --              60               0        (684,000)             --
GenoPlex Inc                          --              --              --              --              --    $    137,142
Instrumentation Metrics
   Conv Bridge Notes
      7.500%, 2/9/2002           123,970         123,970         247,940         247,940               0              --
   Pfd
      Series C Shrs                   --              --              --              --              --         488,368
      Series D Shrs              369,967         923,808              --              --              --         923,808
   Warrants
      (Exp 8/2006)                 8,264               2              --              --              --               2
      (Exp 9/2006)                 3,305               1              --              --              --               1
      (Exp 10/2006)                3,305               1              --              --              --               1
   Warrants to purchase
      Pfd, Series D Shrs          89,205               1              --              --              --               1
Locus Discovery, Pfd
   Series C Shrs                      --              --              --              --              --       8,000,000
   Series D Shrs                 588,235       2,352,940              --              --              --       2,352,940
NeoThermia Corp
   Pfd, Series C Shrs                 --              --              --              --              --       2,000,001
Optimize Inc
   Conv Bridge Notes, 8.000%
      12/3/2002                  232,929         232,929              --              --              --         232,929
      2/5/2003                   144,308         144,308              --              --              --         144,308
   Pfd, Series C Shrs                 --              --              --              --              --       7,000,000
   Warrants to purchase
      Pfd Shrs                         3               3              --              --              --               3
Physiome Sciences
   Conv Pfd, Series B Shrs            --              --              --              --              --       1,499,998
==========================================================================================================================
                                                                                                            $ 25,863,665
==========================================================================================================================

For the year ended August 31, 2002, no dividend or interest income was received from any of these affiliated companies.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of August 31, 2002, Advantage Global Health Sciences has on loan securities valued at $9,918,000. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the year ended August 31, 2002, there were no such securities lending arrangements for Advantage and Global Growth Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, Advantage Fund and Advantage Global Health Sciences Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes and for purchasing securities, or by engaging in reverse repurchase agreements with any party. The Global Growth Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended August 31, 2002, there were no such borrowings and/or lendings for any Fund.

NOTE 7 -- LINES OF CREDIT. The Advantage and Advantage Global Health Sciences Funds have available a Line of Credit Facility ("LOC"), from a bank, to be used for temporary or emergency purposes to fund redemptions of investor shares or to borrow for the purpose of investment activities. The LOC permits borrowings to a maximum of 33 1/3% of the net assets at value for the Advantage and Advantage Global Health Sciences Funds. The Advantage and Advantage Global Health Sciences Funds agree to pay periodic fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. During the year ended August 31, 2002, Advantage and Advantage Global Health Sciences borrowed cash at a weighted average rate ranging from 2.51% to 2.69%, respectively, and interest expense amounted to $80,863 and $2,295,298, respectively for purposes of investing. At August 31, 2002, Advantage and Advantage Global Health Sciences Funds had outstanding lines of credit at an estimtated interest rate of 2.57%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities.

The Global Growth Fund has available a Redemption Line of Credit Facility ("RLOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The RLOC permits borrowings to a maximum of 10% of the net assets at value of the Global Growth Fund. The Global Growth Fund agrees to pay annual fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. During the year ended August 31, 2002, there were no such borrowings for Global Growth Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC fee may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended August 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                                                         CLASS A                 CLASS B                 CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       10,003          $      236,098          $       14,163
Advantage Global Health Sciences Fund                                             37                  11,027                   1,211
Global Growth Fund                                                                 0                   4,736                     910

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year ended August 31, 2002, the year/period ended August 31, 2001 and for Advantage Global Health Sciences Fund the year ended October 31, 2000, were as follows:

                                                                                             ADVANTAGE GLOBAL HEALTH SCIENCES FUND
                                                                                           YEAR              PERIOD             YEAR
                                                      ADVANTAGE FUND                      ENDED               ENDED            ENDED
                                                   YEAR ENDED AUGUST 31               AUGUST 31           AUGUST 31       OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2002                2001                  2002                2001             2000
                                                                                                            (Note 1)
Shares Sold
   Class A                                     96,825           7,902,733               154,981              93,551               --
   Class B                                     59,324           1,824,315                72,936              22,954               --
   Class C                                    103,048           1,915,938                83,681              21,587               --
Shares Issued from
   Reinvestment of Distributions
       Class A                                      0             301,766                     0           3,573,357          947,871
       Class B                                      0              44,021                     0                  --               --
       Class C                                      0              55,402                     0                  --               --
====================================================================================================================================
                                              259,197          12,044,175               311,598           3,711,449          947,871
Shares Repurchased
   Class A                                 (3,207,346)         (7,822,000)           (9,799,857)         (9,500,778)              --
   Class B                                 (1,056,351)           (405,118)              (20,982)                  0               --
   Class C                                 (1,224,817)           (764,736)              (61,927)                (35)              --
====================================================================================================================================
NET INCREASE                               (5,488,514)         (8,991,854)           (9,882,766)         (9,500,813)              --
   (DECREASE) IN
   FUND SHARES                             (5,229,317)          3,052,321            (9,571,168)         (5,789,364)         947,871
====================================================================================================================================

NOTE 9 -- SHARE INFORMATION (CONTINUED)

                                    GLOBAL GROWTH FUND
                                  YEAR             PERIOD
                                 ENDED              ENDED
                             AUGUST 31          AUGUST 31
----------------------------------------------------------
                                  2002               2001
                                                  (Note 1)

Initial Subscription - Class A      --              10,000
Shares Sold
   Class A                     375,394             274,753
   Class B                      33,235              15,882
   Class C                      38,040             105,033
==========================================================
                               446,669             405,668
Shares Repurchased
   Class A                    (386,266)           (52,894)
   Class B                     (27,144)            (2,032)
   Class C                     (60,151)           (32,942)
==========================================================
                              (473,561)           (87,868)
NET DECREASE
   IN FUND SHARES              (26,892)          (317,800)
==========================================================

    --------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Counselor Series Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Advantage Fund, Advantage Global Health Sciences Fund, and the Global Growth Fund (three of the portfolios of INVESCO Counselor Series Funds, Inc., and hereafter referred to as the "Funds") at August 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated, the cash flows for Advantage Global Health Sciences Fund for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
October 4, 2002

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                       YEAR ENDED AUGUST 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      2002              2001              2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                       $        7.70     $       10.24     $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                                      (0.09)            (0.04)             0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                   (2.48)            (2.02)             0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                     (2.57)            (2.06)             0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                      0.00              0.48              0.00
====================================================================================================================================
Net Asset Value -- End of Period                                             $        5.13     $        7.70     $       10.24
====================================================================================================================================

TOTAL RETURN(d)                                                                    (33.38%)          (21.20%)            2.40%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                   $       6,753     $      34,086     $      41,413
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                                 2.50%             2.51%             1.82%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                                 2.34%             2.41%             1.82%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                        (1.35%)            (0.26%)            3.28%(g)
Portfolio Turnover Rate                                                               961%(h)         1,713%(h)             5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) The per share information was computed based on average shares for the years ended August 31, 2002 and 2001.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d) The applicable sales charges are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                       YEAR ENDED AUGUST 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      2002              2001              2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                       $        7.64     $       10.24     $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                                      (0.12)            (0.03)             0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                   (2.44)            (2.09)             0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                     (2.56)            (2.12)             0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                      0.00              0.48              0.00
====================================================================================================================================
Net Asset Value -- End of Period                                             $        5.08     $        7.64     $       10.24
====================================================================================================================================

TOTAL RETURN(d)                                                                    (33.51%)          (21.83%)            2.40%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                   $       7,762     $      19,292     $      10,878
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                                 2.88%             3.45%             2.56%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                                 2.73%             3.31%             2.56%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                         (1.75%)           (1.23%)            2.53%(g)
Portfolio Turnover Rate                                                               961%(h)         1,713%(h)             5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) The per share information was computed based on average shares for the year ended August 31, 2002.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d)  The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                       YEAR ENDED AUGUST 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      2002              2001              2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                       $        7.63     $      10.24      $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                                      (0.09)            (0.05)             0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                   (2.48)            (2.08)             0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                     (2.57)            (2.13)             0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                      0.00              0.48              0.00
====================================================================================================================================
Net Asset Value-- End of Period                                              $        5.06     $        7.63     $       10.24
====================================================================================================================================

TOTAL RETURN(c)                                                                    (33.68%)          (21.94%)            2.40%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                   $       4,622     $      15,523     $       8,482
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                                 3.02%             3.61%             2.57%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                                 2.86%             3.47%             2.57%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                         (1.90%)           (1.39%)            2.53%(f)
Portfolio Turnover Rate                                                               961%(g)         1,713%(g)             5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR       PERIOD
                                                         ENDED        ENDED
                                                     AUGUST 31    AUGUST 31                     YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          2002         2001(a)         2000          1999         1998       1997
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   14.57    $   24.25       $   17.96   $   21.08    $   21.25    $   22.23
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                   (0.00)       (0.12)          (0.13)      (0.02)(d)    (0.00)       (0.07)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                        (2.77)       (6.19)           8.83        0.99(d)      3.76         3.56
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (2.77)       (6.31)           8.70        0.97         3.76         3.49
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.00         3.44            2.41        4.09         3.93         4.47
====================================================================================================================================
REDEMPTION FEES                                           0.04         0.07             --          --            --           --
====================================================================================================================================
Net Asset Value -- End of Period                     $   11.84    $   14.57       $   24.25   $   17.96    $   21.08    $   21.25
====================================================================================================================================

TOTAL RETURN -- NAV                                    (18.74%)(e)  (28.88%)(e)(f)   52.72%       4.90%       20.74%       18.60%
TOTAL RETURN-- SHARE PRICE                                  --           --          40.75%(g)    4.74%(g)    40.29%(g)    32.98%(g)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $ 275,037    $ 478,876       $ 938,494   $ 678,030    $ 586,263    $ 526,215
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(h)     2.35%        1.60%(i)        1.16%       1.20%        1.21%        1.22%
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(h)     2.33%        1.55%(i)           --          --           --           --
Ratio of Net Investment Loss to Average Net Assets      (1.52%)      (0.79%)(i)      (0.62%)     (0.13%)      (0.17%)      (0.15%)
Portfolio Turnover Rate                                   127%         183%(f)         196%        129%          87%         145%

(a)  From November 1, 2000 to August 31, 2001

(b) The per share information was computed using average shares for the period ended August 31, 2001 and the years ended October 31, 2000 and 1999.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended August 31, 2002 and the year ended October 31, 1998.

(d) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.

(e) The applicable sales charges are not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, were assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan (prior to Fund's reorganization on May 16, 2001). Total investment return does not reflect sales charges or brokerage commissions.

(h) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(i) Annualized

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002                2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $       14.68       $       14.35
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                    (0.11)              (0.05)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                                     (2.80)               0.38
===================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (2.91)               0.33
===================================================================================================================================
Net Asset Value -- End of Period                                                               $       11.77       $       14.68
===================================================================================================================================

TOTAL RETURN(c)                                                                                      (19.82%)              2.30%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                     $         882       $        337
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                                                   3.44%               4.14%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                                                   3.43%               3.74%(f)
Ratio of Net Investment Loss to Average Net Assets                                                    (2.54%)             (2.68%)(f)
Portfolio Turnover Rate                                                                                 127%               183%(g)

(a)  From May 16, 2001, since inception of Class, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 2000 to August 31, 2001.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002                2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $       14.45       $       14.35
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                    (0.13)              (0.04)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                                     (2.75)               0.14
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (2.88)               0.10
====================================================================================================================================
Net Asset Value -- End of Period                                                               $       11.57       $       14.45
====================================================================================================================================

TOTAL RETURN(c)                                                                                      (20.00%)              0.70%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                                                      $         501       $         312
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                                                   3.54%               4.51%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                                                   3.52%               3.93%(f)
Ratio of Net Investment Loss to Average Net Assets                                                    (2.63%)             (2.86%)(f)
Portfolio Turnover Rate                                                                                 127%                183%(g)

(a)  From May 16, 2001, since inception of Class, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 2000 to August 31, 2001.

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002               2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $        5.13       $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                    (0.15)              (0.01)
Net Losses on Securities (Both Realized and Unrealized)                                                (1.02)              (4.86)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (1.17)              (4.87)
====================================================================================================================================
Net Asset Value -- End of Period                                                               $        3.96       $        5.13
====================================================================================================================================

TOTAL RETURN(c)                                                                                      (22.81%)            (48.70%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                     $         875       $       1,190
Ratio of Expenses to Average Net Assets(e)(f)                                                          3.82%               4.43%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                                 (3.07%)             (3.09%)(g)
Portfolio Turnover Rate                                                                                 172%                257%(d)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.

(b) The per share information was computed using average shares for the year ended August 31, 2002.

(c) The applicable sales charges are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees). ( f) Various expenses of the Class were voluntarily abosrbed by IFG for the year ended August 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.38% and ratio of net investment loss to average net assets would have been (4.63%).

(g)  Annualized

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002                2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $        5.10       $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                                                    (0.10)              (0.02)
Net Losses on Securities (Both Realized and Unrealized)                                                (1.10)              (4.88)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (1.20)              (4.90)
====================================================================================================================================
Net Asset Value -- End of Period                                                               $        3.90       $        5.10
====================================================================================================================================

TOTAL RETURN(b)                                                                                      (23.53%)            (49.00%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                     $          78       $          71
Ratio of Expenses to Average Net Assets(d)(e)                                                          4.72%               5.35%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                                                 (3.89%)             (4.20%)(f)
Portfolio Turnover Rate                                                                                 172%                257%(c)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily abosrbed by IFG for the year ended August 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 6.40% and ratio of net investment loss to average net assets would have been (5.57%).

(f)  Annualized

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002                2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $        5.08       $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                    (0.04)              (0.11)
Net Losses on Securities (Both Realized and Unrealized)                                                (1.15)              (4.81)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (1.19)              (4.92)
====================================================================================================================================
Net Asset Value -- End of Period                                                               $        3.89       $        5.08
====================================================================================================================================

TOTAL RETURN(c)                                                                                      (23.43%)            (49.20%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                     $         194       $         366
Ratio of Expenses to Average Net Assets(e)(f)                                                          4.73%               6.11%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                                 (4.00%)             (5.44%)(g)
Portfolio Turnover Rate                                                                                 172%                257%(d)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 6.28% and ratio of net investment loss to average net assets would have been (5.55%).

(g)  Annualized

FINANCIAL HIGHLIGHTS
UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                             POSITION(S) HELD WITH                                                         FUND
                                  COMPANY, TERM OF                                                      COMPLEX                OTHER
                                 OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE              OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering                   Vice Chairman of             Formerly, Chairman of the Executive           47
1551 Larimer Street, #1701               the Board          Committee and Chairman of the Board of
Denver, Colorado                                         Security Life of Denver Insurance Company
                                                     and Director of ING American Holdings Company
Age: 74                                                    and First ING Life Insurance Company of
                                                           New York.  Formerly, Trustee of INVESCO
                                                                      Global Health Sciences Fund.


Victor L. Andrews, Ph.D.                  Director           Professor Emeritus, Chairman Emeritus           47      Director of The
34 Seawatch Drive                                           and Chairman and CFO of the Roundtable                  Sheffield Funds,
Savannah, Georgia                                          of the Department of Finance of Georgia                              Inc.
                                                           State University; and President Andrews
Age: 72                                              Financial Associates, Inc. (consulting firm).
                                                          Formerly, member of the faculties of the
                                                                  Harvard Business School; and the
                                                                Sloan School of Management of MIT.

Bob R. Baker                              Director         Consultant (2000 to Present). Formerly,           47
37 Castle Pines Dr. N.                                       President and Chief Executive Officer
Castle Rock, Colorado                                        (1988 to 2000) of AMC Cancer Research
                                                     Center, Denver, Colorado; (until Mid-December
Age: 66                                                 1988), Vice Chairman of the Board of First
                                                        Columbia Financial Corporation, Englewood,
                                                     Colorado; and formerly, Chairman of the Board
                                                              and Chief Executive Officer of First
                                                                   Columbia Financial Corporation.

Lawrence H. Budner                        Director                     Trust Consultant. Formerly,           47
7608 Glen Albens Circle                                           Senior Vice President and Senior
Dallas, Texas                                                    Trust Officer of InterFirst Bank,
                                                                                    Dallas, Texas.
Age: 72

OTHER INFORMATION

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                             POSITION(S) HELD WITH                                                         FUND
                                  COMPANY, TERM OF                                                      COMPLEX                OTHER
                                 OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE              OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch                            Director         Principal and Founder of Green, Manning           47
3600 Republic Plaza                   (since 2000)         & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                                  Present); Director and Secretary of Green,
Denver, Colorado                                            Manning & Bunch Securities, Inc. since
                                                   September 1993; and Director and Vice President
Age: 59                                             of Western Golf Association and Evans Scholars
                                                         Foundation. Formerly, General Counsel and
                                                          Director of Boettcher & Company, Denver,
                                                     Colorado; and formerly, Chairman and Managing
                                                         Partner of Davis Graham & Stubbs, Denver,
                                                                                         Colorado.

Gerald J. Lewis                           Director        Chairman of Lawsuit Resolution Services,           47  Director of General
701 "B" Street                        (since 2000)        San Diego, California (1987 to Present).                   Chemical Group,
Suite 2100                                                      Formerly, Associate Justice of the                Inc., Hampdon, New
San Diego, California                                             California Court of Appeals; and                Hampshire (1996 to
                                                                     of Counsel, Latham & Watkins,                Present). Director
Age: 69                                                      San Diego, California (1987 to 1997).                   of Wheelabrator
                                                                                                                 Technologies, Inc.,
                                                                                                                  Fisher Scientific,
                                                                                                                        Inc., Henley
                                                                                                                Manufacturing, Inc.,
                                                                                                                      and California
                                                                                                                 Coastal Properties,
                                                                                                                                Inc.

John W. McIntyre                          Director   Retired. Trustee of Gables Residential Trust.           47
Piedmont Center Suite 100                                    Trustee and Chairman of the J.M. Tull
Atlanta, Georgia                                         Charitable Foundation; Director of Kaiser
                                                          Foundation Health Plans of Georgia, Inc.
Age: 72                                                    Formerly, Vice Chairman of the Board of
                                                            Directors of The Citizens and Southern
                                                         Corporation and Chairman of the Board and
                                                       Chief Executive Officer of The Citizens and
                                                     Southern Georgia Corporation and The Citizens
                                                     and Southern National Bank. Formerly, Trustee
                                                        of INVESCO Global Health Sciences Fund and
                                                           Trustee of Employee's Retirement System
                                                                     of Georgia, Emory University.

Larry Soll, Ph. D.                        Director        Retired. Formerly, Chairman of the Board           47          Director of
2358 Sunshine Canyon Dr.              (since 1997)         (1987 to 1994), Chief Executive Officer                    Synergen since
Boulder, Colorado                                              (1982 to 1989 and 1993 to 1994) and                  incorporation in
                                                        President (1982 to 1989) of Synergen Inc.;                 1982; Director of
Age: 60                                             and formerly, Trustee of INVESCO Global Health                              Isis
                                                                                    Sciences Fund.                  Pharmaceuticals,
                                                                                                                                Inc.

OTHER INFORMATION

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                             POSITION(S) HELD WITH                                                         FUND
                                  COMPANY, TERM OF                                                      COMPLEX                OTHER
                                 OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE              OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

These  directors are "interested  persons" of IFG as defined in the Act, and they are interested  persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.
Mark H. Williamson          President (1998-2001);       Chief Executive Officer, Managed Products           47      Chairman of the
4350 South Monaco Street           Chief Executive       Division, AMVESCAP PLC (2001 to Present);                  Board of INVESCO
Denver, Colorado           Officer (1998-Present);           Chief Executive Officer INVESCO Funds                 Funds Group, Inc.
                                   and Chairman of     Group, Inc.; and Chief Executive Officer of                       and INVESCO
Age: 51                     the Board (since 1999)            INVESCO Distributors, Inc. Formerly,                Distributors, Inc.
                                                           President of INVESCO Funds Group, Inc.,
                                                      formerly, President of INVESCO Distributors,
                                                       Inc., formerly, Chief Operating Officer and
                                                    Chairman of the Board of INVESCO Global Health
                                                       Sciences Fund; formerly, Chairman and Chief
                                                        Executive Officer of NationsBanc Advisors,
                                                       Inc., and formerly, Chairman of NationsBanc
                                                                                 Investments, Inc.

Raymond R. Cunningham               Vice President           President and Chief Operating Officer          47   Director of INVESCO
4350 South Monaco Street              and Director         of INVESCO Funds Group, Inc.; President                 Funds Group, Inc.
Denver, Colorado                      (since 2001)         of INVESCO Distributors, Inc. Formerly,                       and INVESCO
                                                            Senior Vice President of INVESCO Funds                Distributors, Inc.
Age: 51                                                     Group, Inc., and formerly, Senior Vice
                                                            President of GT Global - North America
                                                                                   (1992 to 1998).

Glen A. Payne                            Secretary          Senior Vice President, General Counsel
4350 South Monaco Street                                     and Secretary of INVESCO Funds Group,
Denver, Colorado                                        Inc.; Senior Vice President, Secretary and
                                                          General Counsel of INVESCO Distributors,
Age: 55                                                 Inc. Formerly, Secretary of INVESCO Global
                                                          Health Sciences Fund; General Counsel of
                                                         INVESCO Trust Company (1989 to 1998); and
                                                             employee of a U.S. regulatory agency,
                                                                  Washington, D.C. (1973 to 1989).

OTHER INFORMATION

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                             POSITION(S) HELD WITH                                                         FUND
                                  COMPANY, TERM OF                                                      COMPLEX                OTHER
                                 OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE              OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Ronald L. Grooms                  Chief Accounting            Senior Vice President, and Treasurer               Director of INVESCO
4350 South Monaco Street            Officer, Chief           INVESCO Funds Group, Inc.; and Senior                 Funds Group, Inc.
Denver, Colorado                 Financial Officer         Vice President and Treasurer of INVESCO                       and INVESCO
                                     and Treasurer      Distributors, Inc. Formerly, Treasurer and                Distributors, Inc.
Age: 56                                                 Principal Financial and Accounting Officer
                                                           of INVESCO Global Health Sciences Fund;
                                                        and Senior Vice President and Treasurer of
                                                             INVESCO Trust Company (1988 to 1998).

William J. Galvin, Jr.         Assistant Secretary   Senior Vice President and Assistant Secretary               Director of INVESCO
4350 South Monaco Street                                INVESCO Funds Group, Inc.; and Senior Vice                 Funds Group, Inc.
Denver, Colorado                                         President and Assistant Secretary INVESCO                       and INVESCO
                                                     Distributors, Inc. Formerly, Trust Officer of                Distributors, Inc.
Age: 46                                                      INVESCO Trust Company (1995 to 1998).

Pamela J. Piro                 Assistant Treasurer       Vice President and Assistant Treasurer of
4350 South Monaco Street                                  INVESCO Funds Group, Inc.; and Assistant
Denver, Colorado                                           Treasurer of INVESCO Distributors, Inc.
                                                                Formerly, Assistant Vice President
Age: 42                                                                            (1996 to 1997).

Tane T. Tyler                  Assistant Secretary            Vice President and Assistant General
4350 South Monaco Street              (since 2002)            Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

On July 28, 2002, a special meeting of the shareholders of the INVESCO Global Growth Fund was held at which the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of the INVESCO Global Growth Fund from a separate series of Counselor Series Funds, Inc. to a newly-created separate series of International Funds, Inc. (Proposal 1) was ratified. The following is a report of the votes cast:

                                                                                                     WITHHELD/
NOMINEE/PROPOSAL                                               FOR               AGAINST               ABSTAIN                 TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Proposal 1                                                 232,484                     0                     0               232,484

INVESCO'S FAMILY OF FUNDS

No single mutual fund constitutes an entire savings plan. Consult your financial advisor about allocating your portfolio across several funds with different objectives and styles. This strategy may help reduce your risk, while potentially enhancing your returns.

STOCK
Core Equity
Dynamics
Growth
Growth & Income
Mid-Cap Growth
Small Company Growth
S&P 500 Index Fund
Value Equity

BOND
High Yield
Select Income
Tax-Free Bond#
U.S. Government Securities*

COMBINATION
STOCK & BOND
Balanced
Total Return

SECTOR
Energy
Financial Services
Gold & Precious Metals
Health Sciences
Leisure
Real Estate Opportunity
Technology
Telecommunications
Utilities
Multi-Sector

ADVANTAGE
Advantage
Advantage Global Health Sciences

GLOBAL & INTERNATIONAL
European
International Blue Chip Value

MONEY MARKET+
Cash Reserves
Tax-Free Money Fund#
U.S. Government Money Fund*
Treasurer's Money Market Reserve Fund
Treasurer's Tax-Exempt Reserve Fund#

FOR MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES, GENERAL AND FUND-SPECIFIC INVESTMENT RISKS, AND EXPENSES, CALL 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

* AN INVESTMENT IN THE FUND IS NEITHER BACKED NOR GUARANTEED BY THE U.S. GOVERNMENT.

# AN INVESTMENT IN THE FUND MAY BE SUBJECT TO STATE OR LOCAL TAXES AND THE FEDERAL ALTERNATIVE MINIMUM TAX.

+ AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS.

[INVESCO ICON] INVESCO(R)

INVESCO DISTRIBUTORS, INC.,(SM)
DISTRIBUTOR

[INVESCO ICON] INVESCO (R)

1-800-525-8085

Personal Account Line: 1-800-424-8085

Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

ACOU 900383  10/02

                                                                     APPENDIX IV
FEBRUARY 28, 2003

SEMIANNUAL REPORT




INVESCO COUNSELOR SERIES FUNDS, INC.

ADVANTAGE FUND

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

"...WE EXPECT TO SEE A WAVE OF NEW PHARMACEUTICAL PRODUCTS IN LATE 2003 OR EARLY 2004, WHICH SHOULD PROVIDE A BOOST TO THE INDUSTRY..." SEE PAGE 9

[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

LESSONS LEARNED

FELLOW SHAREHOLDER:

After a relatively strong fourth quarter -- and an auspicious start to 2003 -- the stock market backed down in the second half of January. Once again, what had initially seemed like the beginning of a sustained rebound turned out to be a false start. You could almost hear the collective groan from investors, and, admittedly, I joined in.

But then I stepped back for a view of the big picture. Has this market been frustrating? Undeniably. However, it's also been instructive, and I believe that those of us who pay attention to the downturn's lessons will come out ahead in the long run.

The first lesson the bear market has reinforced is the importance of defining and maintaining an investment plan. This plan should accommodate your risk tolerance, time horizon, and long-term goals -- and it should be built to last.

That's not to say it doesn't need fine-tuning now and again. The lesson of diversification always deserves review. As we've seen this past decade, a variety of investments -- from Treasuries to aggressive growth stocks -- constantly vie for leadership, and there's never just one winner over time. The last few years have also reinforced the lesson that adequate diversification requires occasional rebalancing. Many investors made the mistake of letting portfolios become overly stock-heavy during the late 1990s, and then came to regret this lapse when bonds surged ahead in the new millennium.

Similarly, history says it would be a mistake to neglect stocks now. Don't forget that, while the past few years have been tough on equities, they still deserve a place in every long-term investor's portfolio. After all, stocks have historically outpaced inflation by a far greater margin than bonds. For example, in surveying the 50-year period ended December 31, 2002, stock returns exceeded inflation by 7.16%, compared with 2.37% for bonds.*

Perhaps one of the greatest lessons we can learn from the current downturn is that it's tough to go it alone. Now more than ever, it helps to have a trusted financial advisor to turn to for advice and assistance. It's not enough to recognize history's lessons -- we also need to put them to good use so we're better prepared to meet tomorrow's challenges.

Sincerely,

/s/ Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SOURCES: STANDARD & POOR'S(R); FEDERAL RESERVE. STOCKS ARE REPRESENTED BY THE TOTAL RETURNS OF THE S&P 500 INDEX,(R) AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET; BONDS BY LONG-TERM TREASURIES (10+ YEARS); INFLATION BY THE CONSUMER PRICE INDEX. TREASURY BILLS ARE GUARANTEED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST. STOCKS ARE NOT GUARANTEED. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX. INDEXES ARE UNMANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUND INVESTING.

"...RESEARCH WE CONDUCTED DURING THE PERIOD SHOWED THAT FOR THE FIRST TIME IN 40 YEARS, THE DIVIDEND YIELDS ON DRUG STOCKS HAD SURPASSED THOSE OF SHORT-TERM TREASURIES." - PAGE 5

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT AND CEO............ 1

FUND REPORTS................................. 3

AN INTERVIEW WITH TOM WALD................... 8

MARKET HEADLINES.............................10

INVESTMENT HOLDINGS..........................11

FINANCIAL STATEMENTS.........................22

NOTES TO FINANCIAL STATEMENTS................28

FINANCIAL HIGHLIGHTS.........................36

                                                INVESCO COUNSELOR SERIES FUNDS, INC.
                                                            TOTAL RETURN
                                                       PERIODS ENDED 2/28/03*

                                                                                                                           Manager's
                                                                   Cumulative                            10 years** or      Report
Fund (Inception)                                                   6 months      1 year     5 years**    Since Inception^   Page #
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A with sales charge (8/00)                  (15.80%)      (34.77%)     N/A        (27.02%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A (8/00)                                    (10.87%)      (30.93%)     N/A        (25.36%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B with CDSC (8/00)                          (15.78%)      (35.80%)     N/A        (27.54%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B (8/00)                                    (10.78%)      (30.80%)     N/A        (25.63%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C with CDSC (8/00)                          (11.88%)      (32.05%)     N/A        (25.78%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C (8/00)                                    (10.88%)      (31.05%)     N/A        (25.78%)^**          3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A
  with sales charge (1/92)                                         (12.29%)      (26.04%)   (2.36%)         8.78%             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A (1/92)              (7.18%)      (21.72%)   (1.25%)         9.40%             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B
  with CDSC (5/01)                                                 (12.90%)      (27.85%)     N/A        (17.05%)^**          5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B (5/01)              (7.90%)      (22.85%)     N/A        (14.49%)^**          5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS C
  with CDSC (5/01)                                                  (9.04%)      (24.08%)     N/A        (15.42%)^**          5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS C (5/01)              (8.04%)      (23.08%)     N/A        (15.42%)^**          5
------------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S CLASS A, CLASS B AND CLASS C SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES.

**AVERAGE ANNUALIZED

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

ADVANTAGE FUND

YOUR FUND'S  REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

Stocks remained volatile during the past six months, as disappointment in the pace of the economic recovery, coupled with uncertainty stemming from the prospects of war with Iraq, had investors feeling risk averse. As the bear market in stocks persisted, the value of the fund's Class A shares lost 10.87% (without sales charge) for the six-month period ended February 28, 2003, while the Russell 3000 Index declined 7.24%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

HOSPITAL STOCKS HINDER PERFORMANCE

The overall performance of stocks trended downward with only one of the benchmark's economic sectors finishing the period on positive ground. As we have seen throughout this bear market, relative success meant owning the stocks that declined the least.

--------------------------------------------------------------------------------
                                 ADVANTAGE FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 2/28/03
--------------------------------------------------------------------------------

Microsoft Corp.............................................................3.55%
Software HOLDRs Trust......................................................2.21%
Johnson & Johnson..........................................................2.17%
Noble Corp.................................................................2.14%
Pfizer Inc.................................................................2.14%
Apache Corp................................................................2.03%
Citigroup Inc..............................................................2.02%
3M Co......................................................................2.00%
Forest Laboratories........................................................1.82%
HCA Inc....................................................................1.80%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

The fund's health care stocks hampered our results and largely accounted for the fund's margin of underperformance. The primary culprits were the fund's hospital and health care services stocks, an area in which the fund's exposure was significantly higher than that of the benchmark. These stocks declined sharply after investors grew concerned about the group's pricing power, particularly as it related to Medicare. Other areas of weakness included the fund's exposure to basic materials, financial services, industrials, and utilities.

The performance of our hospital stocks notwithstanding, these soft spots were largely offset by strong relative performance in other areas. For example, the fund's energy exposure, an area in which the fund sported a significant overweighting, outperformed on a relative basis. With the likelihood of war in the Middle East growing by the day, investors speculated that the world's oil supply could be disrupted. These concerns were exacerbated by labor and civil unrest in Venezuela, which halted the country's oil production. As a result of these developments, oil prices soared during the period. At the same time, persistently cold temperatures in the Northeastern U.S. kept demand for natural gas high, leading to higher prices for that commodity as well. Supported by these trends, energy companies such as Apache Corp and Noble Corp performed well, with many finishing the period on positive ground.

TECHNOLOGY STOCKS REBOUNDED SHARPLY

Several other areas supported the fund's relative showing as well. Our technology holdings contributed positively to results, as the group bounced sharply after the October stock market lows. Although the group lost some momentum near period end as the specter of war increased, the fourth quarter's gains were not erased. In particular, blue chip technology companies performed remarkably well, notably Dell Computer, Oracle Corp, Hewlett-Packard Co, and Intel Corp.

The fund's stake in the consumer discretionary sector, another of our overweight allocations, also declined by less than the market, led by Internet retailers and media companies. Standouts in the sector included eBay Inc, the online auctioneer, which continued to report impressive earnings growth despite the economic malaise. In media, Fox Entertainment Group, Viacom Inc, and Comcast Corp all advanced during the period. The consumer staples group also enhanced our relative showing, as investors rotated into the group to access its consistent fundamentals, which are less susceptible to economic swings. Notable performers included the fund's food, household, and personal product companies.

OPTION STRATEGIES CONTINUED TO SUPPORT PERFORMANCE

We also continued to employ several "plain vanilla" option strategies during the period, many of which added value. In an ideal world, these strategies will add one percent to performance per month -- at least, that's our goal. As such, we aren't swinging for the fences. Instead, we are endeavoring to identify transactions that we believe represent an extremely attractive risk/reward tradeoff.

In our opinion, we identified two strategies that we believe will continue to fit our criteria, and our employment of them worked well during the past six months. In one strategy, we sell other investors the right to buy individual stocks in our portfolio at significantly higher prices, meaning we would not only lock in healthy profits on the sale, but we also receive a premium when we sell the right. In another strategy, known as selling "naked put" options, we sell other investors the right to sell us blue chip stocks at prices that are significantly lower than where they're currently trading. In our view, these "naked put" transactions mean we are being paid to buy what we believe are some of the world's greatest companies at prices that will prove to be inexpensive over the next three to five years.

RECOVERY ON THE HORIZON

Looking ahead, we continue to believe the fundamental groundwork has been laid for a moderate economic recovery. However, anxieties relating to geopolitical uncertainty and the terrorist threat continue to suppress growth, so the recovery may proceed slowly.

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS  A, B & C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class A, the value of a $10,000 investment in INVESCO Advantage Fund - Class B, and the value of a $10,000 investment in INVESCO Advantage Fund - Class C to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Fund - Class A, Class B, and Class C, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (8/00) through 2/28/03.

         INVESCO              INVESCO              INVESCO              Russell
         Advantage Fund       Advantage Fund       Advantage Fund       3000
         - Class A            - Class B            - Class C            Index(2)

8/00     $10,000              $10,000              $10,000              $10,000
2/01     $ 9,479              $ 9,995              $ 9,974              $ 8,164
2/02     $ 6,557              $ 6,862              $ 6,852              $ 7,441
2/03     $ 4,529              $ 4,448              $ 4,724              $ 5,791

We will continue to emphasize technology and health care stocks, both of which we believe possess compelling long-term growth prospects. Meanwhile, we are less enthusiastic about financial services stocks, as we believe the trend on interest rates will be higher, which would negatively influence all sub-sectors except brokers and investment banks.

We have also underweighted the materials and utilities sectors, believing better opportunities for capital appreciation exist elsewhere. Several "plain vanilla" options strategies also remain in place. Recently, we have purchased a batch of put options on the Nasdaq 100-Trust,(2) which we believe could offer some downside protection should the market decline in the coming weeks.

PIE CHART:  ADVANTAGE FUND
            SECTOR DIVERSIFICATION
            AS OF 2/28/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

                                                       LONG            SHORT
            Health Care...............................21.11%          (1.69%)
            Information Technology....................18.66%          (0.46%)
            Consumer Discretionary....................14.48%          (1.40%)
            Financials................................14.31%          (0.00%)
            Consumer Staples.......................... 9.64%          (1.99%)
            Energy.................................... 6.94%          (0.00%)
            Industrials............................... 5.29%          (0.00%)
            Telecommunication Services................ 3.99%          (0.00%)
            Materials................................. 0.72%          (0.00%)
            Fixed-Income Securities................... 3.41%          (0.00%)
            Derivatives-Options....................... 0.60%          (1.23%)
            Net Cash & Cash Equivalents............... 0.85%

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPH ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHART AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL 3000 INDEX CONSISTS OF 3,000 STOCKS, PRIMARILY ISSUED BY U.S. COMPANIES, THAT INCLUDE ISSUES OF ALL SIZES, FROM LARGE TO SMALL CAPITALIZATION COMPANIES. THE NASDAQ-100 TRUST IS AN UNMANAGED INDEX THAT INCLUDES 100 OF THE LARGEST DOMESTIC AND INTERNATIONAL NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ MARKET BASED ON MARKET CAPITALIZATION. THE INDEX REFLECTS COMPANIES ACROSS MAJOR INDUSTRY GROUPS INCLUDING COMPUTER HARDWARE AND SOFTWARE, TELECOMMUNICATIONS, RETAIL/WHOLESALE TRADE AND BIOTECHNOLOGY. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT--
TEAM MANAGED

INVESCO ADVANTAGE FUND IS MANAGED BY A GROUP OF SEASONED INVESCO PORTFOLIO MANAGERS WHO SPECIALIZE IN VALUE AND GROWTH STOCK INVESTING. THE IDEAS AND RESEARCH THE TEAM GENERATES ARE SHARED AND COMBINED IN THE MANAGEMENT OF THE FUND.

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the six-month period ended February 28, 2003, the value of Advantage Global Health Sciences Fund-Class A shares declined 7.18% (without sales charge), compared with a 3.83% drop in the S&P 500 Health Care Index(R) and a 7.73% increase in the Morgan Stanley Health Care Product Index. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

HEALTH SERVICES STOCKS STUMBLE AFTER STRONG RUN

Leading up to the semiannual period ended February 28, 2003, the fund's health services holdings had performed extremely well through the market downturn -- particularly during the second and third quarters of 2002. Consequently, our weighting in the services sub-sector had become quite heavy as our hospital and HMO holdings appreciated.

--------------------------------------------------------------------------------
                      ADVANTAGE GLOBAL HEALTH SCIENCES FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 2/28/03
--------------------------------------------------------------------------------

Amgen Inc..................................................................5.58%
Forest Laboratories........................................................5.46%
Pharmaceutical HOLDRs Trust................................................5.09%
Biotech HOLDRs Trust.......................................................4.98%
Boston Scientific..........................................................4.91%
Johnson & Johnson..........................................................4.61%
Pharmacia Corp.............................................................4.33%
Bristol-Myers Squibb.......................................................4.32%
Guidant Corp...............................................................4.29%
Pfizer Inc.................................................................4.21%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

However, at the end of October 2002, Tenet Healthcare (no longer a fund holding) fell under scrutiny for its Medicare pricing tactics -- news that quickly clouded the entire services area. Following this development, the fund's exposure to Tenet and other services leaders proved detrimental, hampering performance and negatively affecting our overall return for the six-month period.

In retrospect, we believe that the market had perhaps become overly bullish on health services, focusing exclusively on the positives -- such as strong enrollment trends related to the aging population and what was in 2002 a favorable political environment for the Medicare program -- while failing to properly account for the systemic regulatory risk typically associated with such companies. In addition, investors overlooked the fact that these firms carry liquidity risk. This became apparent during the rotation out of services stocks when even fundamentally strong companies struggled to keep up with the selling pressure.

Given these troubles -- as well as the election in November of a Republican-controlled Congress, which raised questions concerning how Medicare might be handled in the budget going forward -- we chose to reposition the portfolio at the end of 2002 with considerably less emphasis on the services sub-sector. This allowed us to keep losses in check by exiting Tenet and other hard-hit stocks before they gave up more ground. At the same time, we were able to place more emphasis on other areas of the sector with stronger growth prospects.

INCREASED EXPOSURE TO PHARMACEUTICALS AND PRODUCT-ORIENTED BIOTECH COMPANIES

In restructuring the portfolio, we shifted a significant portion of assets from health services holdings into the large-cap pharmaceuticals group. Although pharmaceuticals had been facing serious competition from the generic market earlier in the period, by the second half of 2002 many companies had already dealt with lapses in patents and the subsequent fall-out. As a result, earnings comparisons from previous quarters were beginning to improve.

Furthermore, a wave of new pharmaceutical products is expected in late 2003 or early 2004, which should bolster the industry. And, perhaps most compellingly, research we conducted during the period showed that, for the first time in 40 years, the dividend yields on drug stocks had surpassed those of short-term Treasuries. Even though income and yield are not necessarily objectives of the fund, this rare situation indicates to us that there could be minimal downside risk for these stocks as their earnings begin to accelerate with the rollout of new products heading into 2004.

LINE GRAPH: INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class A to the value of a $10,000 investment in the S&P 500 Health Care Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Advantage Global Health Sciences Fund - Class A, inclusion of front-end sales charge, for the ten year period ended 2/28/03.

                INVESCO Advantage           S&P 500
                Global Health Sciences      Health Care
                Fund - Class A              Index(4)

2/93            $10,000                     $10,000
2/94            $10,890                     $10,152
2/95            $11,560                     $13,157
2/96            $19,405                     $20,009
2/97            $20,667                     $26,192
2/98            $24,712                     $37,769
2/99            $30,163                     $48,450
2/00            $41,802                     $40,858
2/01            $33,419                     $54,292
2/02            $29,640                     $51,642
2/03            $23,201                     $41,236

NOTE: THE MORGAN STANLEY HEALTH CARE PRODUCT INDEX(4) DOES NOT HAVE A 10-YEAR PERFORMANCE HISTORY.

We also increased the fund's weighting in biotechnology during this time. It's important to note, however, that we sought only profitable companies in this space -- firms with strong earnings, positive cash flows, and proven biological products that have already been introduced to the market. For example, we purchased additional shares of Amgen Inc, the fund's largest holding at period-end. Amgen is, in our opinion, the best biotech company at this time, as evidenced by its strong pipeline. The company introduced two new second-generation products to fuel growth: Neulasta and Aranesp, both used to treat chemotherapy patients' anemia. Amgen also benefited from strong sales of Enbrel, an arthritis drug that the company acquired from its merger with Immunex.

MEDICAL DEVICE COMPANIES SHINE

Throughout the period, we maintained a substantial weighting in medical device companies, and many of the fund's holdings representing this sub-sector outperformed. One major contributor was Boston Scientific, one of two companies (the other is Johnson & Johnson, also a fund holding) poised to dominate the promising drug-coated stent market, which we believe will be the largest new (CONTINUED ON THE NEXT PAGE)

LINE GRAPH: INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B & C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class B and the value of a $10,000 investment in INVESCO Advantage Fund - Class C to the value of a $10,000 investment in the S&P 500 Health Care Index(4) and to the value of a $10,000 investment in the Morgan Stanley Health Care Product Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Global Health Sciences Fund - Class B and Class C, inclusion of contingent deferred sales charge, for the period since inception (5/01) through 2/28/03.

       INVESCO Advantage    INVESCO Advantage    S&P 500        Morgan Stanley
       Global Health        Global Health        Health         Health Care
       Sciences Fund        Sciences Fund        Care           Product
       - Class B            - Class C            Index(4)       Index(4)

5/01   $10,000              $10,000              $10,000        $10,000
2/02   $ 9,791              $ 9,631              $10,076        $10,770
2/03   $ 7,154              $ 7,408              $ 8,046        $ 9,536

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE S&P 500 HEALTH CARE INDEX(R) IS AN UNMANAGED INDEX REPRESENTATIVE OF THE STOCKS IN THE HEALTH CARE SECTOR. THE MORGAN STANLEY HEALTH CARE PRODUCT INDEX IS AN EQUAL-DOLLAR WEIGHTED INDEX OF 26 COMPANIES INVOLVED IN THE BUSINESS OF PHARMACEUTICALS, INCLUDING BIOTECHNOLOGY, AND MEDICAL TECHNOLOGY. THE INDEX WAS DEVELOPED WITH A BASE VALUE OF 200 AS OF DECEMBER 16, 1994. THE INDEXES
ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING APPLICABLE FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]
THOMAS R. WALD, CFA

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

therapeutic market in all of health care over the next two to five years. (Drug-coated stents are devices used to prop open arteries, and contain drugs to keep them unclogged.)

We began purchasing Boston Scientific in the fall of 2002 in response to two major events. First, the company released clinical data on its stents showing very low restenosis rates (restenosis is the closing of the arteries post-surgery, a condition the drugs in the stents are designed to combat). Second, Boston Scientific won a key court case against a competitor, Guidant Corp (also a fund holding), regarding the proprietary use of clinical data. This ruling will keep Guidant out of the drug-coated stent market for another two years, giving the edge to Boston Scientific.

Despite the ruling against Guidant, we maintained our position in that company because of its promising cardiac rhythm management device. Guidant's new heart failure device has received strong endorsements from both physicians and competitors, and we expect the company to continue beating earnings estimates throughout the year.

Another medical device firm that fared well was Varian Medical Systems, which moved higher during the period. Varian continued to see growth in its intensity modulated radiation therapy (IMRT), a type of cancer radiation equipment that has been shown to kill cancer cells while damaging far fewer healthy cells.

STRATEGY INCLUDES OPPORTUNISTIC SHORT SELLING

During the period, we reduced the fund's exposure to short positions following strong gains logged using this strategy in the second and third quarters of 2002. However, short selling remains an important element of the fund that we believe can benefit performance going forward. Rather than focusing on certain sub-sectors of health care, we are currently taking short positions on a company-specific level, targeting securities that we feel are either overvalued by the market or improperly assessed for risk. We expect to continue using this highly selective and opportunistic approach to short selling going forward.

PIE CHART:  ADVANTAGE GLOBAL HEALTH
            SCIENCES FUND
            INDUSTRY DIVERSIFICATION
            AS OF 2/28/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

                                                       LONG            SHORT
            Pharmaceuticals........................... 59.12%          (0.00%)
            Health Care Equipment..................... 35.44%          (0.00%)
            Biotechnology............................. 24.67%          (0.83%)
            Health Care Distributors & Services.......  9.58%          (0.00%)
            Health Care Supplies......................  1.98%          (0.00%)
            Health Care Facilities....................  1.41%          (0.00%)
            Derivatives-Options.......................  0.00%          (0.06%)
            Net Cash & Cash Equivalents...............(32.20%)

Overall, demand for health care services and products remains high. We have long subscribed to the notion that the aging of the baby boomers should drive growth in the health care sector for many years to come. Furthermore, we are cautiously optimistic about both the state of the Food and Drug Administration (FDA) -- which has been approving more products since the appointment of a new chairman -- and the recent shift in Congressional leadership. We will be watching closely to see how Congress acts with regard to Medicare legislation going forward.

QUESTIONS & ANSWERS

AN INTERVIEW WITH PORTFOLIO MANAGER TOM WALD

[PHOTOGRAPH OF TOM WALD OMITTED]
TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP AND MANAGES INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND

KEEPING PACE WITH THE DYNAMIC HEALTH CARE SECTOR

THE HEALTH CARE SECTOR -- THOUGH RELATIVELY IMMUNE TO THE WAR WORRIES AND ECONOMIC UNCERTAINTY THAT HAVE HURT OTHER AREAS -- HAS ENDURED ITS SHARE OF CHANGES THESE PAST SIX MONTHS. WHAT WERE SOME OF THE KEY EVENTS AFFECTING PERFORMANCE FOR THE SECTOR?

TOM WALD: Probably the most significant event was the market rotation out of health services stocks, which had been doing well until late last year. At the end of October 2002, hospital chain Tenet Healthcare came under regulatory fire. Questions concerning whether the company had been over-billing Medicare suddenly surfaced, and this controversy soured investors on hospitals and HMOs across the sector. On top of that, the stock market rebounded in the fourth quarter, and, generally speaking, defensive stocks that had performed well during the bear market (including health services stocks) took a hit as investors began taking profits from these companies and investing elsewhere.

With the Tenet blow-up, we recognized that the market had not properly discounted the regulatory risk that is typically involved with health services stocks. This is a risk we first saw about five years ago with Columbia HCA (back then, just called Columbia), which ran into Medicare fraud problems at that time, scaring the market and showing that hospitals face systemic issues with Medicare pricing. That event -- along with reductions in Medicare reimbursements in the budget around 1997-98 -- hindered the performance of hospital stocks.

Then, around 1999 through the middle of 2002, we saw these companies rebound and enjoy outstanding performance -- a lot of it predicated on changing demographics as more U.S. citizens moved toward senior citizen age, which kept political leaders funding Medicare in an effort to satisfy their constituencies. A Democratic-controlled Congress also helped keep funding for Medicare strong.

In retrospect, the market probably got carried away during these years, downplaying the regulatory risk hospital stocks face. The market also overlooked the liquidity risk associated with hospitals. After the Tenet debacle, it became clear that hospital stocks weren't liquid enough to handle the sell-off -- even those fundamentally strong companies within the space that were simply falling in sympathy with Tenet.

In light of this shift, we opted to decrease Advantage Global Health Sciences Fund's exposure to health services during the period and focus on other areas. It seemed like a good time to reposition the fund not only because of the rotation, but also because the midterm elections yielded a Republican-controlled Congress. At least for the time being, the issue of how Medicare will fare in the budget remains in question.

WITH HEALTH SERVICES STOCKS PULLING BACK, WERE THERE ANY AREAS OF THE SECTOR THAT PROVIDED SOME BALLAST?

TOM WALD: Yes, fortunately, the health care sector is diverse, and some other industries fared quite well. After trimming our exposure to health services, we moved a considerable portion of assets into large-cap pharmaceuticals. Six months ago, these companies were facing a lot of obstacles -- most notably, expiring patents and competition from generic manufacturers -- but the long-term picture has since brightened.

"WE BELIEVE (THE DRUG-COATED STENT MARKET) IS THE BIGGEST NEW THERAPEUTIC MARKET TO EMERGE - AND IT COULD DOMINATE THE HEALTH CARE SECTOR FOR SEVERAL YEARS TO COME."

What we're seeing now is that the worst of the generic competition appears to have played out in 2002, and earnings comparisons for many pharmaceuticals have therefore improved now that they've put some big losses behind them. Moreover, we expect to see a wave of new pharmaceutical products in late 2003 or early 2004, which should provide a boost to the industry. And, for the first time in 40 years, dividend yields on drug stocks are above those for short-term Treasuries -- suggesting that there's probably less downside risk for these stocks than there has been in some time. Therefore, I think it's less a question of whether you want to own these stocks, and more a question of when you want to own these stocks.

We're also bullish on the medical devices industry -- especially companies in the drug-coated stent market. Drug-coated stents are devices used to open arteries and keep them unclogged. We believe that this is the biggest new therapeutic market to emerge -- and it could dominate the health care sector for several years to come.

FOREST LABORATORIES IS ONE HEALTH CARE STOCK THAT SEEMS TO CONSISTENTLY OUTPERFORM. WHAT HAS FUELED THIS COMPANY'S GROWTH OVER THE PAST SIX MONTHS?

TOM WALD: Forest Labs has been one of our largest holdings for some time now, and it continued to perform well this reporting period. The company continues to grow its earnings and beat Wall Street estimates. For one, the company has enjoyed tremendous success with its anti-depressant drugs, Lexapro and Celexa. In addition, Forest has shown a strong pace of development for a new Alzheimer's drug called Memantine, which we expect to be approved by the Food and Drug Administration (FDA) within the next year or so. Mementine is expected be the best-in-class treatment for that disease, and the clinical research is looking promising so far. Forest is an example of a company that has succeeded on many levels: It's had great financial results, great product results, and boasts a strong line-up of potential new products. Plus, Forest is a smaller firm, so positive results have had a major affect on its earnings.

YOU MENTIONED THE FDA. FOR MOST OF 2002, PRODUCT APPROVALS WERE SLOW IN COMING. WHAT ARE YOUR THOUGHTS ON THE FDA AT THIS JUNCTURE?

TOM WALD: For a while, the FDA was operating without a commissioner, and it took some time to appoint someone. No one wanted to be held accountable for the next Fen-Phen (a weight loss drug that wound up having life-threatening side effects post-FDA approval). In late 2002, Mark McClellan was appointed. It's difficult to judge what kind of effect his presence will have, but the market responded to the news of his appointment positively. And we're encouraged that there appears to be strong leadership at the agency. We think that companies with promising propriety product pipelines will continue to be well positioned for growth going forward.

ARE THERE ANY OTHER FACTORS ON YOUR RADAR SCREEN THAT COULD AFFECT THE HEALTH CARE SECTOR GOING FORWARD?

TOM WALD: Another pertinent event involved the shift in leadership from a Democratic- to a Republican-controlled Congress during the mid-term elections last November. While it's tough to gauge what the long-term effects of this change might be, we'll be watching for any increases or decreases in the Medicare portion of the federal budget. It will also be interesting to see whether Medicare drug reimbursement legislation is passed, and, if so, how such legislation might be structured.

INVESTORS SHOULD REALIZE THAT THE USE OF LEVERAGE COULD CAUSE THE NET ASSET VALUE OF THE FUND'S SHARES TO DECREASE FASTER THAN IF THE FUND HAD NOT USED LEVERAGE.

THE FUND MAY BE REQUIRED TO PAY A PREMIUM TO BORROW SECURITIES, AND JUST AS THERE IS NO GUARANTEE A STOCK PURCHASED WILL RISE, THERE IS NO GUARANTEE A STOCK "SHORTED" WILL FALL.

THE PRINCIPAL RISK OF INVESTING IN DERIVATIVES, SUCH AS OPTIONS, IS THAT THE FLUCTUATIONS IN THEIR VALUES MAY NOT CORRELATE PERFECTLY WITH THE OVERALL SECURITIES MARKETS AND MAY BE MORE SENSITIVE TO INTEREST RATE CHANGES AND MARKET PRICE FLUCTUATIONS THAN OTHERS. FURTHER, THE USE OF OPTIONS MAY INCREASE MARKET RISK FOR THE FUND.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

MARKET HEADLINES

MARKET OVERVIEW

SEPTEMBER 2002 THROUGH FEBRUARY 2003

Uncertainty persisted during the six-month period ended February 28, 2003, as investors were fed a steady diet of unnerving developments. Early on, extreme pessimism stemming from lackluster corporate profits and the ever-present terrorist threat kept investors on their heels. Then, as the period unfolded, the Bush Administration began seeking support for an attack on Iraq, which only added to the market's anxieties.

In September, third-quarter pre-announcements of earnings shortfalls were rampant, and forward-looking earnings projections were also generally bleak. Meanwhile, economic news offered little respite from the negative headlines. A labor dispute kept West Coast dockworkers from unloading cargo, resulting in a port lockout and mild inventory disruptions. All the while, the U.S. continued its aggressive stance toward Iraq, fueling worries that war was imminent. These developments only heightened the sense of uncertainty that had persisted all year. September closed out the worst quarter for the Dow Jones Industrial Average since 1987.

In early October, stocks declined further, breaking through the lows set in July. Then, on October 9, the market reversed course because of several stronger-than-expected corporate earnings reports. Interestingly, the month's economic data were not clearly positive. The fact that investors chose to focus on favorable developments rather than the negatives was significant, as it marked a substantial change in investor sentiment. This rediscovered optimism persisted into November, a month punctuated by a Federal Reserve interest rate cut and the mid-term elections, which resulted in a GOP-controlled Congress. Many investors embraced this news, forecasting potential tax cuts and a pro-business fiscal agenda in the months ahead.

Unfortunately, the rally stalled in December. Indeed, it was the worst December performance for the Dow Jones Industrials since 1931. A number of factors contributed to the month's decline, including lackluster holiday retail sales and surging energy prices -- both of which caused investors to question whether consumer spending could remain strong going forward. Meanwhile, the dollar weakened significantly, and the 10-year Treasury's yield dipped below 4%, indicating a resurgence in risk aversion. Perhaps the biggest drain on stocks, however, was the uncertainty spawned by geopolitical concerns. In addition to continued tension between the U.S. and Iraq, the emergence of North Korea as a potential nuclear threat rattled investors.

In January, the beginning of a new year brought another rebound attempt for the stock market. The first two weeks of the month saw stocks advance sharply, particularly technology shares. A mix of encouraging economic data, notably surprisingly strong corporate profits, positive manufacturing numbers, and the third consecutive monthly improvement in the Index of Leading Economic Indicators, fueled a short-lived upturn.

However, as the month progressed, the market took on an increasingly negative tone. Although disappointing fourth-quarter gross domestic product data, rising energy prices, and uninspiring corporate profit guidance deflated investor confidence, the primary impetus for the market's reversal was uncertainty surrounding Iraq. Between some unnerving discoveries by U.N. weapons inspectors and the President's State of the Union address, war with Iraq grew increasingly likely, making investors wary.

War worries only escalated in February, the final month of the period. Although the U.S. stopped short of taking military action during the month, more U.S. troops were amassed in the Middle East, seemingly in preparation for an attack. This volatile geopolitical situation -- on top of a precipitous drop in consumer confidence and a major East Coast snowstorm that dampened retail sales -- kept the stock market in check throughout the month, and the six-month period ended on a low note. Indeed, until investors can better gauge the direction of the conflict with Iraq and the economy, volatility will likely persist.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2003
UNAUDITED

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
95.14    COMMON STOCKS
0.50     ADVERTISING
         Lamar Advertising Class A Shrs(a)(b)              $        2,000   $       62,740
==========================================================================================
1.04     AEROSPACE & DEFENSE
         L-3 Communications Holdings(a)(b)                          1,600           57,792
         Lockheed Martin(b)                                         1,600           73,152
==========================================================================================
                                                                                   130,944
1.07     AGRICULTURAL PRODUCTS
         Bunge Ltd(b)                                               5,200          134,680
==========================================================================================
0.60     APPAREL, ACCESSORIES & LUXURY GOODS
         Coach Inc(a)(b)                                            2,100           75,033
==========================================================================================
3.69     APPLICATION SOFTWARE
         BEA Systems(a)(b)                                          6,500           63,180
         Mercury Interactive(a)(b)                                  1,900           61,655
         PeopleSoft Inc(a)(b)                                       3,600           61,560
         Software HOLDRs Trust(b)(c)                               10,300          277,997
==========================================================================================
                                                                                   464,392
4.21     BANKS
         Bank of America(b)                                         3,100          214,644
         Bank One(b)                                                1,900           68,457
         First Tennessee National(b)                                1,900           72,561
         US Bancorp                                                 3,100           64,852
         Wells Fargo & Co(d)                                        2,400          108,840
==========================================================================================
                                                                                   529,354
2.32     BIOTECHNOLOGY
         Amgen Inc(a)(b)                                            2,900          158,456
         Biotech HOLDRs Trust(a)(b)(c)                              1,500          133,350
==========================================================================================
                                                                                   291,806
0.52     BREWERS
         Anheuser-Busch Cos(b)                                      1,400           65,100
==========================================================================================
2.05     BROADCASTING - RADIO/TV
         Fox Entertainment Group Class A Shrs(a)(b)                 7,200          192,456
         Grupo Televisa SA de CV Sponsored ADR Representing
           20 Ord Participation Certificates(a)                     2,700           65,286
==========================================================================================
                                                                                   257,742
1.36     CABLE & SATELLITE OPERATORS
         Comcast Corp Class A Shrs(a)(b)                            6,100          171,349
==========================================================================================
0.58     COMPUTER & ELECTRONICS RETAIL
         Best Buy(a)(b)                                             2,500           72,675
==========================================================================================

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
3.25     COMPUTER HARDWARE
         Dell Computer(a)(b)                                        5,500   $      148,280
         Hewlett-Packard Co(b)                                      4,100           64,985
         International Business Machines(b)                         2,500          194,875
==========================================================================================
                                                                                   408,140
0.25     COMPUTER STORAGE & PERIPHERALS
         Lexmark International Class A Shrs(a)(b)                     500           31,205
==========================================================================================
1.77     CONSUMER FINANCE
         Fannie Mae(d)                                              1,000           64,100
         Freddie Mac(b)                                               700           38,255
         SLM Corp(b)                                                1,100          119,845
==========================================================================================
                                                                                   222,200
1.05     DATA PROCESSING SERVICES
         First Data(b)                                              3,800          131,670
==========================================================================================
3.16     DIVERSIFIED FINANCIAL SERVICES
         Citigroup Inc(b)                                           7,600          253,384
         Goldman Sachs Group(b)                                     1,000           69,450
         Moody's Corp(b)                                            1,700           74,970
==========================================================================================
                                                                                   397,804
0.49     DRUG RETAIL
         Walgreen Co(d)                                             2,200           61,908
==========================================================================================
0.68     ENVIRONMENTAL SERVICES
         Stericycle Inc(a)(d)                                       2,400           85,032
==========================================================================================
1.47     FOOD DISTRIBUTORS
         Performance Food Group(a)(b)                               2,000           62,980
         United Natural Foods(a)(b)                                 5,300          122,059
==========================================================================================
                                                                                   185,039
1.11     FOOD RETAIL
         Dean Foods(a)                                              3,300          139,161
==========================================================================================
1.61     GENERAL MERCHANDISE STORES
         Wal-Mart Stores                                            4,200          201,852
==========================================================================================
0.28     HEALTH CARE DISTRIBUTORS & SERVICES
         Patterson Dental(a)(b)                                       800           35,208
==========================================================================================
3.31     HEALTH CARE EQUIPMENT
         Biosite Inc(a)(b)                                          2,100           65,667
         DENTSPLY International(b)                                  1,000           34,880
         Medtronic Inc(b)                                           1,800           80,460
         Quality Systems(a)(b)                                      2,000           50,652
         Varian Medical Systems(a)(b)                               1,900           96,045
         Zimmer Holdings(a)(b)                                      2,000           88,780
==========================================================================================
                                                                                   416,484
2.39     HEALTH CARE FACILITIES
         HCA Inc(b)                                                 5,500          226,820

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
         Health Management Associates Class A Shrs(b)               4,100   $       73,472
==========================================================================================
                                                                                   300,292
0.56     HEALTH CARE SUPPLIES
         Alcon Inc(a)(b)                                            1,800           70,470
==========================================================================================
0.62     HOME IMPROVEMENT RETAIL
         Home Depot                                                 3,300           77,385
==========================================================================================
0.99     HOMEBUILDING
         Lennar Corp(b)                                             2,300          124,177
==========================================================================================
1.76     HOUSEHOLD PRODUCTS
         Colgate-Palmolive Co(b)                                    1,300           65,403
         Procter & Gamble(b)                                        1,900          155,534
==========================================================================================
                                                                                   220,937
0.52     HOUSEWARES & SPECIALTIES
         Newell Rubbermaid(b)                                       2,300           64,860
==========================================================================================
1.99     INDUSTRIAL CONGLOMERATES
         3M Co(b)                                                   2,000          250,740
==========================================================================================
0.49     INSURANCE BROKERS
         Marsh & McLennan(d)                                        1,500           61,050
==========================================================================================
1.78     INTEGRATED OIL & GAS
         Murphy Oil(b)                                              5,200          223,756
==========================================================================================
1.31     INTERNET RETAIL
         eBay Inc(a)                                                2,100          164,682
==========================================================================================
0.48     INTERNET SOFTWARE & SERVICES
         United Online(a)                                           4,200           59,892
==========================================================================================
1.60     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Legg Mason(b)                                              2,900          142,767
         Merrill Lynch & Co(d)                                      1,700           57,936
==========================================================================================
                                                                                   200,703
1.26     LEISURE PRODUCTS
         Marvel Enterprises(a)(b)                                   7,100           79,378
         Mattel Inc(d)                                              3,700           78,884
==========================================================================================
                                                                                   158,262
0.50     LIFE & HEALTH INSURANCE
         AFLAC Inc(d)                                               2,000           62,500
==========================================================================================
0.72     METAL & GLASS CONTAINERS
         Ball Corp(b)                                               1,700           90,576
==========================================================================================
1.67     MOVIES & ENTERTAINMENT
         AOL Time Warner(a)(b)                                      5,400           61,128
         Viacom Inc Class A Shrs(a)(b)                              4,000          148,840
==========================================================================================
                                                                                   209,968

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
1.41     MULTI-LINE INSURANCE
         American International Group(b)                            3,600   $      177,444
==========================================================================================
1.31     NETWORKING EQUIPMENT
         Cisco Systems(a)(b)                                       11,800          164,964
==========================================================================================
0.60     OFFICE ELECTRONICS
         Zebra Technologies Class A Shrs(a)(b)                      1,200           75,696
==========================================================================================
2.14     OIL & GAS DRILLING
         Noble Corp(a)(b)                                           7,400          268,620
==========================================================================================
3.02     OIL & GAS EXPLORATION, PRODUCTION &
           TRANSPORTATION
         Apache Corp(b)                                             3,900          254,592
         Devon Energy(b)                                            2,600          125,320
==========================================================================================
                                                                                   379,912
1.12     PACKAGED FOODS & MEATS
         General Mills(b)                                           1,400           60,018
         SYSCO Corp(b)                                              3,000           81,360
==========================================================================================
                                                                                   141,378
12.25    PHARMACEUTICALS
         AmerisourceBergen Corp(b)                                  1,300           71,500
         Barr Laboratories(a)(d)                                      900           70,119
         Bristol-Myers Squibb(d)                                    2,900           67,570
         Eli Lilly & Co(b)                                          1,500           84,840
         Forest Laboratories(a)(b)                                  4,600          229,080
         Johnson & Johnson(b)                                       5,200          272,740
         Merck & Co(b)                                              3,600          189,900
         Pfizer Inc(b)                                              9,000          268,380
         Pharmaceutical Resources(a)(b)                             2,000           74,900
         Teva Pharmaceutical Industries Ltd Sponsored ADR
           Representing Ord Shrs(b)                                 3,600          136,008
         Wyeth(b)                                                   2,100           74,025
==========================================================================================
                                                                                 1,539,062
1.18     PROPERTY & CASUALTY INSURANCE
         SAFECO Corp(b)                                             4,500          147,960
==========================================================================================
1.05     PUBLISHING & PRINTING
         Gannett Co(b)                                                900           64,953
         Tribune Co                                                 1,500           67,275
==========================================================================================
                                                                                   132,228
0.53     RAILROADS
         Norfolk Southern(d)                                        3,500           66,710
==========================================================================================
0.37     RESTAURANTS
         Starbucks Corp(a)(b)                                       2,000           46,900
==========================================================================================
0.47     SEMICONDUCTOR EQUIPMENT
         Applied Materials(a)(b)                                    4,600           59,708
==========================================================================================

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
2.38     SEMICONDUCTORS
         Intel Corp(b)                                             11,500   $      198,375
         Maxim Integrated Products(b)                               2,900          100,166
==========================================================================================
                                                                                   298,541
2.09     SOFT DRINKS
         Coca-Cola Co(b)                                            2,500          100,550
         Cott Corp(a)(b)                                            3,700           62,715
         PepsiCo Inc(b)                                             2,600           99,632
==========================================================================================
                                                                                   262,897
5.29     SYSTEMS SOFTWARE
         Microsoft Corp(b)                                         18,800          445,560
         Oracle Corp(a)(b)                                          7,900           94,484
         Symantec Corp(a)                                           1,500           60,750
         VERITAS Software(a)                                        3,800           64,714
==========================================================================================
                                                                                   665,508
0.93     TELECOMMUNICATIONS EQUIPMENT
         Corning Inc(a)                                             6,200           30,504
         Nokia Corp Sponsored ADR Representing Ord Shrs(b)          3,900           51,597
         QUALCOMM Inc(a)(b)                                         1,000           34,580
==========================================================================================
                                                                                   116,681
3.99     WIRELESS TELECOMMUNICATION SERVICES
         AT&T Wireless Services(a)(b)                              16,200           95,742
         Nextel Communications Class A Shrs(a)                      3,100           43,648
         Sprint Corp-PCS Group Series 1 Shrs(a)(b)                 13,800           54,648
         Vodafone Group PLC Sponsored ADR Representing 10
           Ord Shrs(b)                                              6,500          117,650
         Wireless HOLDRs Trust(c)                                   5,800          189,486
==========================================================================================
                                                                                   501,174
         TOTAL COMMON STOCKS (COST $12,298,110)                                 11,957,151
==========================================================================================
1.91     FIXED INCOME SECURITIES - CORPORATE BONDS
1.91     MULTI-UTILITIES
         Aquila Inc, Sr Notes(e), 14.875%(f), 7/1/2012     $      200,000          148,000
         Utilicorp United, Sr Notes, 6.875%, 10/1/2004     $      125,000           92,500
==========================================================================================
         TOTAL FIXED INCOME SECURITIES
           (AMORTIZED COST $265,247)                                               240,500
==========================================================================================
1.50     SHORT-TERM INVESTMENTS - CORPORATE BONDS
1.50     ELECTRIC UTILITIES
         CMS Energy, Sr Notes, Series B, 6.750%, 1/15/2004
           (Amortized Cost $174,178)                       $      200,000          189,000
==========================================================================================
0.60     OPTIONS PURCHASED - PUTS
0.60     INVESTMENT COMPANIES
         Nasdaq-100 Trust, Series 1 Shrs, 3/22/2003, $23
           (Cost $118,200)                                          3,000           75,000
==========================================================================================
99.15    TOTAL INVESTMENTS AT VALUE
           (COST $12,855,735)                                                   12,461,651
==========================================================================================

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
0.85     OTHER ASSETS LESS LIABILITIES                                      $      106,383
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $   12,568,034
==========================================================================================

ADVANTAGE GLOBAL HEALTH SCIENCES
113.12   COMMON STOCKS & WARRANTS
21.75    BIOTECHNOLOGY
         Amgen Inc(a)                                             226,100   $   12,354,104
         Biogen Inc(a)                                             78,300        2,782,782
         Biotech HOLDRs Trust(a)(c)                               124,000       11,023,600
         Chiron Corp(a)                                           111,500        4,071,980
         Exelixis Inc(a)                                            7,126           41,117
         Genentech Inc(a)(g)(i)                                   133,800        4,731,168
         GenoPlex Inc(a)                                        3,663,120          137,142
         Genzyme Corp-General Division(a)                         221,300        6,900,134
         Gilead Sciences(a)(d)                                    110,960        3,772,640
         IDEC Pharmaceuticals(a)                                   41,800        1,201,750
         MedImmune Inc(a)                                          35,400        1,062,354
         Neurogenetics Inc(a)(i)                                   67,828           67,828
         Orchid Biosciences Warrants (Exp 2004)(a)                179,910                0
==========================================================================================
                                                                                48,146,599
1.25     HEALTH CARE DISTRIBUTORS & SERVICES
         McKesson Corp                                            104,000        2,770,560
==========================================================================================
27.61    HEALTH CARE EQUIPMENT
         AeroGen Inc(a)                                            94,896           24,673
         Boston Scientific(a)(b)                                  246,000       10,865,820
         C.R. Bard                                                115,800        6,843,780
         Edwards Lifesciences(a)                                  182,300        4,851,003
         Guidant Corp(a)                                          265,300        9,487,128
         Medtronic Inc                                            195,800        8,752,260
         Sensys Medical Warrants
           (Exp 8/2006)(a)(g)(i)                                    8,264                2
           (Exp 9/2006)(a)(g)(i)                                    3,305                1
           (Exp 10/2006)(a)(g)(i)                                   3,305                1
         St Jude Medical(a)                                       120,220        5,491,650
         Stryker Corp                                              68,700        4,479,240
         Varian Medical Systems(a)                                106,140        5,365,377
         Zimmer Holdings(a)(b)                                    111,820        4,963,690
==========================================================================================
                                                                                61,124,625
1.41     HEALTH CARE FACILITIES
         HCA Inc                                                   27,200        1,121,728
         Health Management Associates Class A Shrs                 67,000        1,200,640
         Triad Hospitals(a)                                        30,700          797,893
==========================================================================================
                                                                                 3,120,261
1.98     HEALTH CARE SUPPLIES
         Alcon Inc(a)                                              91,900        3,597,885
         Smith & Nephew PLC                                       133,900          771,916
==========================================================================================
                                                                                 4,369,801

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
59.12    PHARMACEUTICALS
         Abbott Laboratories                                      228,900   $    8,153,418
         AmerisourceBergen Corp                                    51,495        2,832,225
         Barr Laboratories(a)                                      40,300        3,139,773
         Biovail Corp(a)                                           80,000        2,976,000
         Bristol-Myers Squibb                                     410,000        9,553,000
         Eli Lilly & Co                                           154,000        8,710,240
         Forest Laboratories(a)                                   242,636       12,083,273
         GlaxoSmithKline PLC Sponsored ADR
           Representing 2 Ord Shrs                                242,700        8,506,635
         Johnson & Johnson                                        194,460       10,199,427
         Merck & Co                                               170,000        8,967,500
         Pfizer Inc                                               312,420        9,316,364
         Pharmaceutical HOLDRs Trust(c)(h)                        159,000       11,274,690
         Pharmaceutical Resources(a)                              108,800        4,074,560
         Pharmacia Corp                                           232,020        9,587,066
         Schering-Plough Corp                                     211,300        3,807,626
         Teva Pharmaceutical Industries Ltd Sponsored ADR
           Representing Ord Shrs                                  229,640        8,675,799
         Wyeth                                                    255,600        9,009,900
==========================================================================================
                                                                               130,867,496
         TOTAL COMMON STOCKS & WARRANTS
           (COST $240,370,111)                                                 250,399,342
==========================================================================================
19.08    PREFERRED STOCKS & WARRANTS
2.92     BIOTECHNOLOGY
         Cellomics Inc, Pfd, Series AA Shrs(a)(i)               8,869,999        2,413,058
         Ingenex Inc, Conv Pfd, Series B Shrs(a)(i)               103,055           62,864
         Structural Bioinformatics, Conv Pfd, Series D
           Shrs(a)(i)                                             650,407        4,000,003
==========================================================================================
                                                                                 6,475,925
8.33     HEALTH CARE DISTRIBUTORS & SERVICES
         Dexcom Inc, Pfd
           Series B Shrs(a)(g)(i)                                 694,444        1,597,221
           Series C Shrs(a)(g)(i)                                 434,782        1,000,000
         Locus Discovery, Pfd
           Series C Shrs(a)(g)(i)                               2,000,000        8,000,000
           Series D Shrs(a)(g)(i)                                 588,235        2,352,940
         NeoThermia Corp, Pfd, Series C Shrs(a)(g)(i)           2,439,026        2,000,001
         Physiome Sciences, Conv Pfd, Series B Shrs(a)(g)(i)      909,090        1,499,998
         Syrrx Inc, Pfd, Series C Shrs(a)(i)                      615,385        1,987,694
==========================================================================================
                                                                                18,437,854
7.83     HEALTH CARE EQUIPMENT
         Adeza Biomedical, Pfd
           Series 2 Shrs(a)(g)(i)                                 416,666        1,929,164
           Series 5 Shrs(a)(g)(i)                                  97,192          449,999
         Afx Inc, Pfd, Series AA Shrs(a)(g)(i)                  1,500,000          705,000
         Athersys Inc, Conv Pfd, Class F Shrs(a)(i)               416,667        5,416,667
         Masimo Corp, Pfd
           Series C Shrs(a)(i)                                    125,000        1,000,000
           Series F Shrs(a)(i)                                     15,909          174,999

                                                                  SHARES,
                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                NUMBER OF
 %       DESCRIPTION                                            CONTRACTS            VALUE
------------------------------------------------------------------------------------------
         Optimize Inc, Pfd
           Series 4 Shrs(a)(g)(i)                               7,000,000   $    3,289,633
           Series 5 Shrs(a)(g)(i)                               3,211,336        1,509,160
           Warrants (to purchase Pfd, Series 5 Shrs)
              (Exp 2007)(a)(g)(i)                                 676,105                1
         Scimagix Inc, Pfd, Series C Shrs(a)(i)                   641,635        1,350,000
         Sensys Medical, Pfd
           Series C Shrs(a)(g)(i)                                 586,748          488,368
           Series D Shrs(a)(g)(i)                                 369,967          923,808
           Warrants (to purchase Pfd, Series D Shrs)
              (Exp 2003)(a)(g)(i)                                  89,205                1
         UltraGuide Inc, Pfd
           Series E Shrs(a)(i)                                    445,050           84,559
           Series F Shrs(a)(i)                                     50,000            9,500
==========================================================================================
                                                                                17,330,859
         TOTAL PREFERRED STOCKS & WARRANTS
           (COST $56,792,733)                                                   42,244,638
==========================================================================================
132.20   TOTAL INVESTMENTS AT VALUE (COST $297,162,844)                        292,643,980
==========================================================================================
(32.20)  OTHER ASSETS LESS LIABILITIES                                         (71,288,323)
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $  221,355,657
==========================================================================================

(a) Security is non-income producing.
(b) Securities are pledged with broker as collateral for written options.
(c) HOLDRs - Holding Company Depositary Receipts
(d) Securities are pledged with broker as collateral for securities sold short.
(e) Security acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid"
    because an institutional market exists.
(f) Security contains an adjustable rate feature. Rate shown reflects current rate which may change at a future date.
(g) Security is an affiliated company (Note 4).
(h) Loaned security, a portion or all of the security is on loan at February 28, 2003.
(i) The following are restricted and illiquid securities that are valued at fair value at
    February 28, 2003:

SCHEDULE OF RESTRICTED AND ILLIQUID
   SECURITIES

                                                                              VALUE AS A %
                                     ACQUISITION   ACQUISITION               OF NET ASSETS
DESCRIPTION                              DATE(S)          COST        VALUE       AT VALUE
------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
  Series 2 Shrs                         12/21/94    $  999,998   $1,929,164          0.87%
  Series 5 Shrs                          9/20/01       449,999      449,999          0.20
Afx Inc, Pfd, Series AA Shrs             8/14/98     3,000,000      705,000          0.32
Athersys Inc, Conv Pfd, Class F Shrs     4/17/00     5,000,000    5,416,667          2.45
Cellomics Inc, Pfd, Series AA Shrs       10/2/00     6,999,992    2,413,058          1.09
Dexcom Inc, Pfd
  Series B Shrs                         12/20/00     1,000,000    1,597,221          0.72
  Series C Shrs                           6/3/02     1,000,000    1,000,000          0.45

SCHEDULE OF RESTRICTED AND ILLIQUID
   SECURITIES (CONTINUED)

                                                                             VALUE AS A %
                                     ACQUISITION   ACQUISITION              OF NET ASSETS
DESCRIPTION                              DATE(S)          COST        VALUE      AT VALUE
------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND (CONTINUED)
GenoPlex Inc                            9/15/97-
                                         6/25/98   $   408,490  $   137,142         0.06%
Ingenex Inc, Conv Pfd, Series B Shrs     9/27/94       600,000       62,864         0.03
Locus Discovery, Pfd
  Series C Shrs                         11/21/00     4,500,000    8,000,000         3.61
  Series D Shrs                           9/6/01     2,352,940    2,352,940         1.06
Masimo Corp, Pfd
  Series C Shrs                          10/7/98     1,000,000    1,000,000         0.45
  Series F Shrs                          9/14/99       174,999      174,999         0.08
NeoThermia Corp, Pfd, Series C Shrs      3/26/01     2,000,001    2,000,001         0.90
Neurogenetics Inc                       9/15/97-
                                         6/25/98       202,031       67,828         0.03
Optimize Inc, Pfd
  Series 4 Shrs                          8/15/00     7,000,000    3,289,633         1.49
  Series 5 Shrs                          6/7/02-
                                        10/10/02     1,506,029    1,509,160         0.68
  Warrants (to purchase Pfd
     Series 5 Shrs) (Exp 2007)          6/27/02-
                                         9/11/02             4            1         0.00
Physiome Sciences, Conv Pfd, Series
  B Shrs                                 11/7/97     1,499,998    1,499,998         0.68
Scimagix Inc, Pfd, Series C Shrs         5/24/01     1,350,000    1,350,000         0.61
Sensys Medical
  Pfd, Series C Shrs                    2/25/98-
                                         8/31/00     5,934,956      488,368         0.22
  Pfd, Series D Shrs                    8/16/01-
                                         5/29/02       923,808      923,808         0.42
  Warrants
     Exp 8/2006                         10/18/01             2            2         0.00
     Exp 9/2006                          10/5/01             1            1         0.00
     Exp 10/2006                         11/7/01             1            1         0.00
  Warrants (to purchase Pfd,
     Series D Shrs) (Exp 2003)           6/18/02             1            1         0.00
Structural Bioinformatics, Conv Pfd
    Series D Shrs                        3/24/00     4,000,003    4,000,003         1.81
Syrrx Inc, Pfd, Series C Shrs            1/10/01     4,000,003    1,987,694         0.90
UltraGuide Inc, Pfd
  Series E Shrs                           6/1/01     1,348,502       84,559         0.04
  Series F Shrs                           6/1/01       151,500        9,500         0.01
==========================================================================================
                                                   $57,403,258  $42,449,612        19.18%
==========================================================================================

SECURITIES SOLD SHORT

DESCRIPTION                                                          SHARES         VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
Applera Corp-Celera Genomics Group                                  (10,000)  $   (82,500)
Clear Channel Communications                                         (1,800)      (65,718)
Great Atlantic & Pacific Tea                                        (30,000)     (140,100)
INCYTE GENOMICS                                                     (16,000)      (54,080)
L.M. Ericsson Telephone Sponsored ADR
   Representing 10 Class B Shrs                                      (9,000)      (58,410)
Martha Stewart Living Omnimedia Class A Shrs                         (8,000)      (58,800)
Millennium Pharmaceuticals                                          (10,600)      (75,896)
Prime Hospitality                                                   (10,000)      (51,600)
Wild Oats Markets                                                   (12,850)     (109,610)
==========================================================================================
                                                                              $  (696,714)
==========================================================================================

DESCRIPTION                                                          SHARES         VALUE
------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Abgenix Inc                                                        (150,000)  $  (864,000)
Millennium Pharmaceuticals                                         (135,000)     (966,600)
==========================================================================================
                                                                              $(1,830,600)
==========================================================================================

OPTION CONTRACTS

                           NUMBER OF   EXPIRATION   EXERCISE       PREMIUMS
                           CONTRACTS        DATES      PRICE       RECEIVED        VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
OPTIONS WRITTEN
CALLS
Amgen Inc                        (29)     3/22/03   $  55.00   $      3,538    $  (4,277)
Zimmer Holdings                  (20)     3/22/03      45.00            560       (2,050)
==========================================================================================
                                                               $      4,098    $  (6,327)
==========================================================================================
PUTS
American International Group     (52)     3/22/03   $  50.00   $      8,683    $ (10,400)
American International Group     (30)     4/19/03      45.00          3,810       (3,675)
Anheuser-Busch Cos               (30)     3/22/03      45.00          2,340       (1,500)
Applied Materials               (130)     3/22/03      10.00          5,590         (975)
BellSouth Corp                  (130)     3/22/03      20.00          9,489       (3,900)
Bristol-Myers Squibb             (65)     3/22/03      20.00          3,120       (1,300)
Bristol-Myers Squibb             (65)     4/19/03      20.00          3,445       (2,925)
Citigroup Inc                    (90)     3/22/03      30.00          4,320       (2,700)
Colgate-Palmolive Co             (52)     3/22/03      50.00          7,903       (5,330)
Comcast Corp Class A Shrs        (62)     3/22/03      22.50          4,836         (620)
E. I. du Pont de Nemours & Co    (37)     3/22/03      35.00          3,256       (1,850)
Eli Lilly & Co                   (48)     3/22/03      55.00          4,920       (5,760)
Exxon Mobil                      (87)     3/22/03      30.00          4,611       (1,087)
Exxon Mobil                      (80)     3/22/03      32.50          7,759       (2,800)
Fannie Mae                       (22)     3/22/03      60.00          3,784       (1,155)
Forest Laboratories              (30)     3/22/03      45.00          2,490       (1,500)
Freddie Mac                      (52)     3/22/03      50.00          4,576       (1,690)
General Mills                    (30)     4/19/03      40.00          2,190       (2,775)
Goldman Sachs Group              (35)     3/22/03      60.00          3,515         (787)
Johnson & Johnson                (30)     3/22/03      45.00          2,340         (525)
Johnson & Johnson                (30)     4/19/03      45.00          1,590       (1,650)
Lehman Brothers Holdings         (28)     3/22/03      50.00          4,116       (1,470)
MBNA Corp                       (100)     3/22/03      12.50          2,850       (2,500)
Merck & Co                       (28)     3/22/03      50.00          1,904       (2,450)
Merck & Co                       (27)     3/22/03      47.50          3,159       (1,080)
Merrill Lynch & Co               (40)     3/22/03      35.00          3,520       (6,900)
Microsoft Corp                  (180)     3/22/03      22.50          9,989       (7,200)
Morgan Stanley                   (60)     3/22/03      35.00          5,960       (4,950)
Murphy Oil                       (75)     3/22/03      35.00          4,400       (1,125)
PepsiCo Inc                      (70)     3/22/03      37.50          8,189       (4,900)
Pfizer Inc                       (95)     3/22/03      27.50          4,560       (1,663)
Procter & Gamble                 (80)     3/22/03      80.00          7,760       (9,200)
SBC Communications              (130)     3/22/03      20.00          5,590       (7,475)
SBC Communications               (75)     4/19/03      17.50          3,600       (3,188)
Symantec Corp                    (65)     4/19/03      40.00         16,379      (18,850)
SYSCO Corp                       (50)     4/19/03      25.00          2,400       (3,375)
Target Corp                      (52)     3/22/03      25.00          7,124         (910)
Verizon Communications           (80)     3/22/03      32.50          4,640       (4,800)
Verizon Communications           (40)     4/19/03      32.50          5,480       (5,800)

                           NUMBER OF   EXPIRATION   EXERCISE       PREMIUMS
                           CONTRACTS        DATES      PRICE       RECEIVED        VALUE
------------------------------------------------------------------------------------------

ADVANTAGE FUND (CONTINUED)
PUTS
Walgreen Co                      (50)     3/22/03   $  27.50   $      3,150    $  (3,000)
Wal-Mart Stores                  (31)     3/22/03      42.50          2,728         (465)
Wells Fargo & Co                 (61)     3/22/03      42.50          4,148       (2,288)
==========================================================================================
                                                               $    206,213   $ (148,493)
==========================================================================================
TOTAL OPTIONS WRITTEN                                          $    210,311    $(154,820)
==========================================================================================

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
OPTIONS WRITTEN
CALLS
Boston Scientific               (500)     4/19/03   $  45.00   $     88,647    $ (97,500)
Zimmer Holdings                 (500)     6/21/03      50.00         43,999      (36,250)
==========================================================================================
TOTAL OPTIONS WRITTEN                                          $    132,646    $(133,750)
==========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2003
UNAUDITED

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                               $   12,855,735     $ 297,162,844
==========================================================================================
   At Value                                              $   12,461,651     $ 292,643,980
Cash                                                                  0           128,058
Deposits with Broker for Securities Sold Short                  938,921         3,736,483
Receivables:
   Investment Securities                                        237,845         3,998,322
   Securities Sold Short                                         22,799                 0
   Fund Shares Sold                                              11,432             1,056
   Dividends and Interest                                        24,410           309,227
Other Investments (Note 5)                                            0         7,460,600
Prepaid Expenses and Other Assets                                18,570            64,980
==========================================================================================
TOTAL ASSETS                                                 13,715,628       308,342,706
==========================================================================================
LIABILITIES
Options Written at Value
   (Premiums Received $210,311 and $132,646,
   respectively)                                                154,820           133,750
Securities Sold Short at Value
   (Proceeds $786,674 and $2,219,072, respectively)             696,714         1,830,600
Payables:
   Custodian                                                      9,960                 0
   Investment Securities Purchased                              181,058         5,456,859
   Securities Sold Short Purchased                                    0           447,713
   Fund Shares Repurchased                                       92,915           346,604
   Securities Loaned                                                  0         7,460,600
   Borrowings on Line of Credit                                       0        71,000,000
Accrued Distribution Expenses
   Class A                                                        1,081            11,946
   Class B                                                        3,856               547
   Class C                                                        2,157               291
Accrued Expenses and Other Payables                               5,033           298,139
==========================================================================================
TOTAL LIABILITIES                                             1,147,594        86,987,049
==========================================================================================
NET ASSETS AT VALUE                                      $   12,568,034     $ 221,355,657
==========================================================================================
NET ASSETS
Paid-in Capital(a)                                       $   57,415,706     $ 308,705,661
Accumulated Undistributed Net Investment Loss                  (257,329)       (1,312,133)
Accumulated Undistributed Net Realized Loss on
   Investment Securities, Securities Sold Short, Foreign
   Currency Transactions, Futures and Option Contracts      (44,341,827)      (81,256,949)
Net Depreciation of Investment Securities, Securities
   Sold Short, Foreign Currency Transactions and Option
   Contracts                                                   (248,516)       (4,780,922)
==========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $   12,568,034     $ 221,355,657
==========================================================================================
NET ASSETS AT VALUE:
   Class A                                               $    4,265,238     $ 220,193,090
==========================================================================================
   Class B                                               $    5,381,759     $     778,788
==========================================================================================
   Class C                                               $    2,921,037     $     383,779
==========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
   (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
FEBRUARY 28, 2003
UNAUDITED

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
                                                             (CONTINUED)       (CONTINUED)
------------------------------------------------------------------------------------------
Shares Outstanding
   Class A                                                      938,527        20,040,723
   Class B                                                    1,196,657            71,819
   Class C                                                      652,053            36,103
==========================================================================================
NET ASSET VALUE PER SHARE:
   Class A
      Redemption Price per Share                         $         4.54     $       10.99
      Offering Price per Share (Maximum sales charge
      of 5.50%)                                          $         4.80     $       11.63
   Class B, Offering and Redemption Price per Share      $         4.50     $       10.84
   Class C, Offering and Redemption Price per Share      $         4.48     $       10.63
==========================================================================================

(a) The INVESCO Counselor Series Funds, Inc. have 4 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to Advantage Fund and 600 million to Advantage Global Health Sciences Fund: 200 million to each Class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COUNSELOR SERIES FUNDS, INC.
SIX MONTHS ENDED FEBRUARY 28, 2003
UNAUDITED

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $       74,564     $     941,695
Interest                                                         32,106           194,679
Securities Loaned Income                                              0             4,390
   Foreign Taxes Withheld                                          (295)          (17,131)
==========================================================================================
   TOTAL INCOME                                                 106,375         1,123,633
==========================================================================================
EXPENSES
Investment Advisory Fees                                         54,827           795,471
Distribution Expenses                                            59,562            44,409
Transfer Agent Fees                                              61,378           370,023
Administrative Services Fees                                      8,488            60,443
Custodian Fees and Expenses                                       9,592            56,432
Directors' Fees and Expenses                                      5,008            14,302
Interest Expenses                                                 9,451           637,356
Professional Fees and Expenses                                   23,903            64,202
Registration Fees and Expenses
   Class A                                                        5,959            12,313
   Class B                                                        4,673               981
   Class C                                                        4,421               980
Reports to Shareholders                                           7,173            72,007
Dividends on Securities Sold Short                                6,450            46,950
Other Expenses                                                    4,713            78,210
==========================================================================================
   TOTAL EXPENSES                                               265,598         2,254,079
   Fees and Expenses Paid Indirectly                               (110)             (272)
==========================================================================================
      NET EXPENSES                                              265,488         2,253,807
==========================================================================================
NET INVESTMENT LOSS                                            (159,113)       (1,130,174)
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                     (1,775,167)      (18,025,040)
   Securities Sold Short                                       (461,408)        2,166,841
   Foreign Currency Transactions                                      0         2,766,535
   Option Contracts                                             221,866                 0
==========================================================================================
      Total Net Realized Loss                                (2,014,709)      (13,091,664)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                        189,883          (385,361)
   Securities Sold Short                                        272,096          (627,841)
   Foreign Currency Transactions                                      0        (3,465,044)
   Option Contracts                                             (57,364)           (1,104)
==========================================================================================
      Total Change in Net Appreciation/Depreciation             404,615        (4,479,350)
==========================================================================================
NET LOSS ON INVESTMENT SECURITIES,
   SECURITIES SOLD SHORT, FOREIGN CURRENCY
   TRANSACTIONS AND OPTION CONTRACTS                         (1,610,094)      (17,571,014)
==========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                       $   (1,769,207)    $ (18,701,188)
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ADVANTAGE FUND

                                                             SIX MONTHS              YEAR
                                                                  ENDED             ENDED
                                                            FEBRUARY 28         AUGUST 31
------------------------------------------------------------------------------------------
                                                                   2003              2002
                                                              UNAUDITED
OPERATIONS
Net Investment Loss                                      $     (159,113)    $    (706,293)
Net Realized Loss                                            (2,014,709)      (13,398,937)
Change in Net Appreciation/Depreciation                         404,615          (277,010)
==========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                           (1,769,207)      (14,382,240)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Class A                                                      (33,820)                0
   Class B                                                      (40,746)                0
   Class C                                                      (22,060)                0
==========================================================================================
TOTAL DISTRIBUTIONS                                             (96,626)                0
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                       45,195           733,419
   Class B                                                       39,935           422,729
   Class C                                                        9,271           758,204
Reinvestment of Distributions
   Class A                                                       23,565                 0
   Class B                                                       17,179                 0
   Class C                                                       14,885                 0
==========================================================================================
                                                                150,030         1,914,352
Amounts Paid for Repurchases of Shares
   Class A                                                   (1,888,719)      (22,297,404)
   Class B                                                   (1,684,068)       (6,961,035)
   Class C                                                   (1,280,541)       (8,037,898)
==========================================================================================
                                                             (4,853,328)      (37,296,337)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                              (4,703,298)      (35,381,985)
==========================================================================================
TOTAL DECREASE IN NET ASSETS                                 (6,569,131)      (49,764,225)
NET ASSETS
Beginning of Period                                          19,137,165        68,901,390
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($257,329) and ($1,590), respectively)                $   12,568,034     $  19,137,165
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
   (CONTINUED)
ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                             SIX MONTHS              YEAR
                                                                  ENDED             ENDED
                                                            FEBRUARY 28         AUGUST 31
------------------------------------------------------------------------------------------
                                                                   2003              2002
                                                              UNAUDITED
OPERATIONS
Net Investment Loss                                      $   (1,130,174)    $  (6,135,983)
Net Realized Loss                                           (13,091,664)      (65,759,719)
Change in Net Appreciation/Depreciation                      (4,479,350)       (2,856,747)
==========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                          (18,701,188)      (74,752,449)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                   56,369,373         2,135,388
   Class B                                                       91,344         1,089,786
   Class C                                                      651,617         1,166,849
==========================================================================================
                                                             57,112,334         4,392,023
Amounts Paid for Repurchases of Shares
   Class A                                                  (92,637,570)     (131,628,708)
   Class B                                                     (121,600)         (272,668)
   Class C                                                     (715,427)         (844,055)
==========================================================================================
                                                            (93,474,597)     (132,745,431)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (36,362,263)     (128,353,408)
==========================================================================================
TOTAL DECREASE IN NET ASSETS                                (55,063,451)     (203,105,857)
NET ASSETS
Beginning of Period                                         276,419,108       479,524,965
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($1,312,133) and ($181,959), respectively)            $  221,355,657     $ 276,419,108
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                                               SIX MONTHS
                                                                                    ENDED
                                                                              FEBRUARY 28
------------------------------------------------------------------------------------------
                                                                                     2003
INCREASE (DECREASE) IN CASH
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends and Interest Income Received, Net of Foreign Taxes Withheld       $   1,076,517
Expenses Paid                                                                  (2,451,632)
Purchases of Investment Securities                                           (181,515,332)
Sales of Investment Securities                                                190,979,177
Proceeds of Securities Sold Short                                              40,159,439
Purchases of Securities Sold Short                                            (81,608,103)
Proceeds from Options Written                                                     132,646
Realized Gain From Foreign Currency Transactions                                2,766,535
Change in Deposits with Broker for Securities Sold Short                       42,128,832
Change in Prepaid Expenses and Other Assets                                        29,083
Change in Other Investments (Note 5)                                            2,979,400
Change in Payable for Securities Loaned                                        (2,979,400)
==========================================================================================
Net Cash Flows From Operating Activities                                       11,697,162
==========================================================================================
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net Borrowings on Line of Credit                                               25,500,000
Sales of Fund Shares                                                           57,133,185
Repurchases of Fund Shares                                                    (94,101,961)
Payable to Custodian                                                             (100,328)
==========================================================================================
Net Cash Flows Used for Financing Activities                                  (11,569,104)
==========================================================================================
Net Increase in Cash                                                              128,058
Cash at Beginning of Year                                                               0
==========================================================================================
Cash at End of Year                                                         $     128,058
==========================================================================================
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Decrease in Net Assets from Operations                                  $ (18,701,188)
==========================================================================================
Decrease in Investment Securities and Securities Sold Short                    14,128,460
Net Realized Loss on Investment Securities, Securities
   Sold Short and Foreign Currency Transactions                                13,091,664
Change in Appreciation/Depreciation of Investment Securities,
   Securities Sold Short, Option Contracts
   and Foreign Currency Transactions                                            4,479,350
Increase in Receivable for Investment Securities Sold                          (3,165,691)
Increase in Payable for Investment Securities Purchased                         2,409,857
Increase in Dividends and Interest Receivable                                     (47,116)
Decrease in Deposits with Broker for Securities Sold Short                     42,128,832
Decrease in Prepaid Expenses and Other Assets                                      29,083
Increase in Accrued Expenses and Other Payables                                   197,825
Decrease in Payable for Securities Sold Short                                 (42,987,664)
Increase in Payable for Options Written                                           133,750
==========================================================================================
   Total Adjustments                                                           30,398,350
==========================================================================================
Net Cash Flows From Operating Activities                                    $  11,697,162
==========================================================================================

Supplemental disclosure of cash flow information: Interest Paid $637,356.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO COUNSELOR SERIES FUNDS, INC.
UNAUDITED

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Counselor Series Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: Advantage Fund and Advantage Global Health Sciences Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek aggressive capital appreciation for Advantage Fund and to seek capital appreciation through investments in the health science related business sectors for Advantage Global Health Sciences Fund. INVESCO Counselor Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

As disclosed in the Statement of Investment Securities and the accompanying Schedule of Restricted and Illiquid Securities for the Advantage Global Health Sciences Fund, securities valued at $42,449,612 (19.18 percent of net assets), have been estimated by the Board of Directors in the absence of readily available market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

A. SECURITY VALUATION - Domestic (U.S.) equity securities and futures contracts traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Option Contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or cicumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS - The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker upon entering into futures contracts. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foriegn sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. The receivable for investment securities sold for Advantage Global Health Sciences Fund is net of an allowance for doubtful accounts of $650,893 for Norian Corp, Conv Pfd, Series D Shares.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended February 28, 2003, there were no such investments by the Funds.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the six months ended February 28, 2003, were $96,625 of ordinary income distributions for Advantage Fund.

The tax components of the Fund at February 28, 2003 include:

                                                           COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                   INVESTMENTS FOR            UNREALIZED            UNREALIZED          DEPRECIATION
FUND                                                  TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                      $   12,892,027        $      462,138        $      892,514        $    (430,376)
Advantage Global Health Sciences Fund                  304,161,970            27,536,271            39,054,261          (11,517,990)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of securities sold short, written options activity, allowance for doubtful accounts and foreign currency transactions.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital and currency losses are: Advantage Fund $13,693,517 and Advantage Global Health Sciences Fund $54,356,302.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. OPTION CONTRACTS - The Fund may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six months ended February 28, 2003, was as follows:

                                                                    CALL OPTIONS                                PUT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER                AMOUNT                NUMBER               AMOUNT
                                                        OF OPTIONS           OF PREMIUMS            OF OPTIONS           OF PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND
Options outstanding at August 31, 2002                         (48)       $       19,005                  (642)       $     101,108
Options written                                             (2,025)              198,592                (6,043)             586,996
Options closed or expired                                    1,971              (198,805)                4,029             (473,907)
Options exercised                                               53               (14,694)                   52               (7,984)
Options outstanding at February 28, 2003                       (49)       $        4,098                (2,604)       $     206,213

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Options outstanding at August 31, 2002                           0        $            0                     0        $           0
Options written                                             (1,000)              132,646                     0                    0
Options closed or expired                                        0                     0                     0                    0
Options outstanding at February 28, 2003                    (1,000)       $      132,646                     0        $           0

I. SHORT SALES - The Advantage Fund and Advantage Global Health Sciences Fund engage in short sales as part of their normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. Short sales are fully collateralized by other securities which are noted in the Statement of Investment Securities. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

J. CASH FLOWS - The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its Custodian bank account and does not include any short-term investments or deposits with broker for securities sold short at February 28, 2003.

K. EXPENSES - Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Advantage and Advantage Global Health Sciences Funds is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For these Funds the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index", the Russell 3000 Index for Advantage Fund and the Morgan Stanley Health Care Product Index for Advantage Global Health Sciences Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to IFG will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for Advantage and Advantage Global Health Sciences Funds. During the first twelve months of operation, the investment advisory fee was charged at the Base Fee of 1.50% with no Fee Adjustment for Advantage Global Health Sciences Fund.

A master distribution plan and agreement for each Class of shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the six months ended February 28, 2003, amounts paid to the Distributor were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       10,651          $       34,298          $       20,572
Advantage Global Health Sciences Fund                                         26,985                   4,367                   2,559

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the six months ended February 28, 2003, for Class B were as follows:

                                                                                               DISTRIBUTOR'S           DISTRIBUTOR'S
                                                                                                   AGGREGATE            UNREIMBURSED
                                                                                                UNREIMBURSED           EXPENSES AS %
                                                                     AMOUNT RETAINED                EXPENSES           OF NET ASSETS
FUND                                                                  BY DISTRIBUTOR              UNDER PLAN                OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund - Class B Plan                                         $        2,766          $            0                   0.00%
Advantage Global Health Sciences Fund - Class B Plan                           3,428                       0                   0.00%

Distribution Expenses for each class as presented in the Statement of Operations for the six months ended February 28, 2003 were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $        9,670          $       31,241          $       18,651
Advantage Global Health Sciences Fund                                         37,847                   4,148                   2,414

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the six months ended February 28, 2003 were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       28,984          $       19,087          $       13,307
Advantage Global Health Sciences Fund                                        367,119                   1,585                   1,319

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                                                               PURCHASES                   SALES
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                                                $   17,926,485          $   22,020,795
Advantage Global Health Sciences Fund                                                            183,925,189             193,754,354

There were no purchases or sales of U.S. Government securities.

NOTE 4 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI. At February 28, 2003, 5.53% of the outstanding shares of Advantage Fund - Class A shares were held by affiliated parties.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the six months ended February 28, 2003, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                                    UNFUNDED
                                                                             PENSION                 ACCRUED                 PENSION
FUND                                                                        EXPENSES           PENSION COSTS               LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $          463          $            0          $        1,743
Advantage Global Health Sciences Fund                                          4,429                       0                  10,595

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the six months ended February 28, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                         PURCHASES/OTHER TRANSACTIONS      SALES/OTHER TRANSACTIONS
                                   ----------------------------------------------------------------   REALIZED GAIN
                                        SHARES OR                         SHARES OR                       (LOSS) ON
                                        PRINCIPAL                         PRINCIPAL                      INVESTMENT         VALUE AT
AFFILIATE                                  AMOUNT             COST           AMOUNT         PROCEEDS     SECURITIES        2/28/2003
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL
   HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
   Series 2 Shrs                                -                -                -                -              -   $    1,929,164
   Series 5 Shrs                                -                -                -                -              -          449,999
Afx Inc, Pfd
   Series AA Shrs                               -                -                -                -              -          705,000
Dexcom Inc, Pfd
   Series B Shrs                                -                -                -                -              -        1,597,221
   Series C Shrs                                -                -                -                -              -        1,000,000
GenoPlex Inc                                    -                -                -                -              -          137,142
Locus Discovery, Pfd
   Series C Shrs                                -                -                -                -              -        8,000,000
   Series D Shrs                                -                -                -                -              -        2,352,940
NeoThermia Corp
   Pfd, Series C Shrs                           -                -                -                -                       2,000,001
Optimize Inc
   Conv Bridge Notes, 8.000%
      12/3/2002                                 -                -   $      232,929   $      232,929              -                -
      2/5/2003                                  -                -   $      144,308          144,308              -                -
      3/11/2003                    $      172,153   $      172,153   $      172,153          172,153              -                -
   Pfd
      Series C Shrs                             -                -        2,631,579        7,000,000              -                -
      Series 4 Shrs                     7,000,000        3,289,633                -                -              -        3,289,633
      Series 5 Shrs                     3,211,336        1,509,160                -                -              -        1,509,160
   Warrants (to purchase
      Pfd Shrs)                                 1                1                4                4              -                -
   Warrants (to purchase Pfd,
      Series 5 Shrs) (Exp 2007)           676,105                4                -                -              -                1
Physiome Sciences
   Conv Pfd, Series B Shrs                      -                -                -                -              -        1,499,998
Sensys Medical (formerly
   Instrumentation Metrics)
      Pfd
         Series C Shrs                          -                -                -                -              -          488,368
         Series D Shrs                          -                -                -                -              -          923,808
   Warrants
      (Exp 8/2006)                              -                -                -                -              -                2
      (Exp 9/2006)                              -                -                -                -              -                1
      (Exp 10/2006)                             -                -                -                -              -                1
   Warrants to purchase Conv Pfd,
      Series D Shrs (Exp 2003)                  -                -                -                -              -                1
====================================================================================================================================
                                                                                                                      $   25,882,440
====================================================================================================================================

For the six months ended February 28, 2003, no dividend or interest income was received from any of these affiliated companies.

NOTE 5 - SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of February 28, 2003, Advantage Global Health Sciences Fund has on loan securities valued at $7,254,156 and the cash collateral has been invested in the INVESCO Treasurer's Series Money Market Reserve Fund and is disclosed as "Other Investments" in the Statement of Assets and Liabilities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the six months ended February 28, 2003, there were no such securities lending arrangements for Advantage Fund.

NOTE 6 - INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, Advantage Fund and Advantage Global Health Sciences Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes and for purchasing securities, or by engaging in reverse repurchase agreements with any party. During the six months ended February 28, 2003, there were no such borrowings and/or lendings for any Fund.

NOTE 7 - LINES OF CREDIT. The Advantage and Advantage Global Health Sciences Funds have available a Line of Credit Facility ("LOC"), from a bank, to be used for temporary or emergency purposes to fund redemptions of investor shares or to borrow for the purpose of investment activities. The LOC permits borrowings to a maximum of 33 1/3% of the net assets at value for the Advantage and Advantage Global Health Sciences Funds. The Advantage and Advantage Global Health Sciences Funds agree to pay periodic fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. During the six months ended February 28, 2003, Advantage and Advantage Global Health Sciences Funds borrowed cash at a weighted average rate ranging from 1.96% to 2.16%, respectively, and interest expense amounted to $9,451 and $637,144, respectively for purposes of investing. At February 28, 2003, Advantage Global Health Sciences Fund had outstanding lines of credit at an estimtated interest rate of 2.06%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities.

NOTE 8 - CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended February 28, 2003, the Distributor received the following CDSC from Class A, Class B and Class C shareholders:

FUND                                                                         CLASS A                 CLASS B                 CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $            7          $      114,127          $        1,527
Advantage Global Health Sciences Fund                                              0                   4,348                     300

NOTE 9 - SHARE INFORMATION. Changes in fund share transactions during the the six months ended February 28, 2003 and the year ended August 31, 2002 were as follows:

                                                                                                               ADVANTAGE GLOBAL
                                                       ADVANTAGE FUND                                        HEALTH SCIENCES FUND
                                           SIX MONTHS                YEAR                               SIX MONTHS             YEAR
                                                ENDED               ENDED                                    ENDED            ENDED
                                          FEBRUARY 28           AUGUST 31                              FEBRUARY 28        AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2003                2002                                     2003             2002
                                            UNAUDITED                                                    UNAUDITED
Shares Sold
   Class A                                      9,220              96,825                                5,002,883          154,981
   Class B                                      8,442              59,324                                    7,655           72,936
   Class C                                      1,945             103,048                                   54,446           83,681
Shares Issued from
   Reinvestment of Distributions
       Class A                                  5,079                   0                                        0                0
       Class B                                  3,743                   0                                        0                0
       Class C                                  3,250                   0                                        0                0
====================================================================================================================================
                                               31,679             259,197                                5,064,984          311,598
Shares Repurchased
   Class A                                   (391,729)         (3,207,346)                              (8,188,929)      (9,799,857)
   Class B                                   (344,200)         (1,056,351)                                 (10,744)         (20,982)
   Class C                                   (266,331)         (1,224,817)                                 (61,649)         (61,927)
====================================================================================================================================
                                           (1,002,260)         (5,488,514)                              (8,261,322)      (9,882,766)
NET DECREASE
   IN FUND SHARES                            (970,581)         (5,229,317)                              (3,196,338)      (9,571,168)
====================================================================================================================================

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND - CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SIX MONTHS                                             PERIOD
                                                                         ENDED                                              ENDED
                                                                   FEBRUARY 28             YEAR ENDED AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003             2002             2001             2000(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                               $     5.13       $     7.70       $    10.24       $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                          (0.01)           (0.09)           (0.04)            0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (0.55)           (2.48)           (2.02)            0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.56)           (2.57)           (2.06)            0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.03             0.00             0.48             0.00
====================================================================================================================================
Net Asset Value - End of Period                                     $     4.54       $     5.13       $     7.70       $    10.24
====================================================================================================================================

TOTAL RETURN(d)                                                        (10.87%)(e)       (33.38%)         (21.20%)          2.40%(e)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $    4,265       $    6,753       $   34,086       $   41,413
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                     1.69%(e)         2.50%            2.51%            1.82%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                     1.65%(e)         2.34%            2.41%            1.82%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets             (1.01%)(e)       (1.35%)          (0.26%)           3.28%(g)
Portfolio Turnover Rate                                                   114%(e)          961%(h)        1,713%(h)            5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) The per share information was computed based on average shares for the years ended August 31, 2002 and 2001.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d) The applicable sales charge is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND - CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SIX MONTHS                                             PERIOD
                                                                         ENDED                                              ENDED
                                                                   FEBRUARY 28             YEAR ENDED AUGUST 31         AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003             2002             2001             2000(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                               $     5.08       $     7.64       $    10.24       $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                          (0.06)           (0.12)           (0.03)            0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (0.49)           (2.44)           (2.09)            0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.55)           (2.56)           (2.12)            0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.03             0.00             0.48             0.00
====================================================================================================================================
Net Asset Value - End of Period                                     $     4.50       $     5.08       $     7.64       $    10.24
====================================================================================================================================

TOTAL RETURN(d)                                                        (10.78%)(e)      (33.51%)         (21.83%)           2.40%(e)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $    5,382       $    7,762       $   19,292       $   10,878
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                     1.66%(e)         2.88%            3.45%            2.56%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                     1.62%(e)         2.73%            3.31%            2.56%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets             (0.97%)(e)       (1.75%)          (1.23%)           2.53%(g)
Portfolio Turnover Rate                                                   114%(e)          961%(h)        1,713%(h)            5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) The per share information was computed based on average shares for the year ended August 31, 2002.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d) The applicable CDSC is not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g) Annualized

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND - CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    SIX MONTHS                                             PERIOD
                                                                         ENDED                                              ENDED
                                                                   FEBRUARY 28             YEAR ENDED AUGUST 31         AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                          2003             2002             2001             2000(a)
                                                                     UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                               $     5.06       $     7.63       $    10.24       $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                          (0.12)           (0.09)           (0.05)            0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)       (0.43)           (2.48)           (2.08)            0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         (0.55)           (2.57)           (2.13)            0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                          0.03             0.00             0.48             0.00
====================================================================================================================================
Net Asset Value - End of Period                                     $     4.48       $     5.06       $     7.63       $    10.24
====================================================================================================================================

TOTAL RETURN(c)                                                        (10.88%)(d)      (33.68%)         (21.94%)           2.40%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)                           $    2,921       $    4,622       $   15,523       $    8,482
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                     1.79%(d)         3.02%            3.61%            2.57%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                     1.75%(d)         2.86%            3.47%            2.57%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets             (1.11%)(d)       (1.90%)          (1.39%)           2.53%(f)
Portfolio Turnover Rate                                                   114%(d)          961%(g)        1,713%(g)            5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS           YEAR      PERIOD
                                             ENDED          ENDED       ENDED
                                       FEBRUARY 28      AUGUST 31   AUGUST 31                     YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                              2003           2002        2001(a)        2000        1999         1998        1997
                                         UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period     $  11.84       $  14.57    $  24.25       $  17.96    $  21.08    $   21.25    $  22.23
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                       (0.06)         (0.00)      (0.12)         (0.13)      (0.02)(d)    (0.00)      (0.07)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)            (0.79)         (2.77)      (6.19)          8.83        0.99(d)      3.76        3.56
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (0.85)         (2.77)      (6.31)          8.70        0.97         3.76        3.49
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS              0.00           0.00        3.44           2.41        4.09         3.93         4.7
====================================================================================================================================
REDEMPTION FEES                                  -           0.04        0.07              -           -            -           -
====================================================================================================================================
Net Asset Value - End of Period           $  10.99       $  11.84    $  14.57       $  24.25    $  17.96    $   21.08    $  21.25
====================================================================================================================================

TOTAL RETURN - NAV                          (7.18%)(e)(f) (18.74%)(e) (28.88%)(e)(f)  52.72%       4.90%       20.74%      18.60%
TOTAL RETURN - SHARE PRICE                       -               -          -         40.75%(g)    4.74%(g)    40.29%(g)   32.98%(g)

RATIOS
Net Assets - End of Period ($000 Omitted) $220,193       $275,037    $478,876       $938,494    $678,030     $586,263    $526,215
Ratio of Expenses to Average Net Assets
   (including dividends on securities
   sold short)(h)                            0.90%(f)       2.35%       1.60%(i)       1.16%       1.20%        1.21%       1.22%
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities
   sold short)(h)                            0.88%(f)       2.33%       1.55%(i)           -           -           -            -
Ratio of Net Investment Loss to
   Average Net Assets                       (0.45%)(f)     (1.52%)     (0.79%)(i)     (0.62%)     (0.13%)      (0.17%)     (0.15%)
Portfolio Turnover Rate                        61%(f)        127%        183%(f)        196%        129%          87%        145%

(a) From November 1, 2000 to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001 and the years ended October 31,
    2000 and 1999.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended August 31, 2002 and the year ended
    October 31, 1998.

(d) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.

(e) The applicable sales charge is not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, were assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan (prior to Fund's reorganization on May 16, 2001). Total investment return does not reflect sales charges or brokerage commissions.

(h) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(i) Annualized

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         SIX MONTHS                  YEAR                PERIOD
                                                                              ENDED                 ENDED                 ENDED
                                                                        FEBRUARY 28             AUGUST 31             AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003                  2002                  2001(a)
                                                                          UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                                $        11.77        $        14.68        $        14.35
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                           (0.13)                (0.11)                (0.05)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)            (0.80)                (2.80)                 0.38
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                              (0.93)                (2.91)                 0.33
====================================================================================================================================
Net Asset Value - End of Period                                      $        10.84        $        11.77        $        14.68
====================================================================================================================================

TOTAL RETURN(c)                                                               (7.90%)(d)           (19.82%)               2.30%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)                            $          779        $          882        $          337
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                          1.59%(d)              3.44%                 4.14%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                          1.57%(d)              3.43%                 3.74%(f)
Ratio of Net Investment Loss to Average Net Assets                           (1.14%)(d)            (2.54%)               (2.68%)(f)
Portfolio Turnover Rate                                                         61%(d)               127%                  183%(g)

(a) From May 16, 2001, since inception of Class, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 2000 to August 31, 2001.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         SIX MONTHS                  YEAR                PERIOD
                                                                              ENDED                 ENDED                 ENDED
                                                                        FEBRUARY 28             AUGUST 31             AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                               2003                  2002                  2001(a)
                                                                          UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period                                $        11.57        $        14.45        $        14.35
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                           (0.20)                (0.13)                (0.04)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)            (0.74)                (2.75)                 0.14
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                              (0.94)                (2.88)                 0.10
====================================================================================================================================
Net Asset Value - End of Period                                      $        10.63        $        11.57        $        14.45
====================================================================================================================================

TOTAL RETURN(c)                                                              (8.04%)(d)           (20.00%)                0.70%(d)

RATIOS
Net Assets - End of Period ($000 Omitted)                            $          384        $          501        $          312
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                          1.84%(d)              3.54%                 4.51%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                          1.82%(d)              3.52%                 3.93%(f)
Ratio of Net Investment Loss to Average Net Assets                           (1.40%)(d)            (2.63%)               (2.86%)(f)
Portfolio Turnover Rate                                                          61%(d)              127%                  183%(g)

(a) From May 16, 2001, since inception of Class, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c) The applicable CDSC is not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 2, 2000 to August 31, 2001.

[INVESCO ICON] INVESCO(R)

1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

SCOU 900445 4/03

PART C.  OTHER INFORMATION

Item 15.               Indemnification.

                 The Registrant's Amended and Restated Agreement and Declaration of Trust (the "Agreement"), dated May 15, 2002, as amended, provides, among other things (i) that trustees and officers of the Registrant when acting as such, shall not be liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; and (iii) that the shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable for the obligations of any other series of the Registrant.

                 A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under an investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

                 Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors, or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and will be governed by final adjudication of such issue.

Item 16.               Exhibits.

1   (a)          -     (1) Amended and Restated Agreement and Declaration of
                       Trust of Registrant, dated May 15, 2002 was filed electronically to Post-Effective Amendment No. 9 on
                       February 26, 2003 and is hereby incorporated by reference.

                 - (2) First Amendment dated, May 15, 2002, to Amended and Restated Agreement and Declaration of Trust of Registrant, was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

2                -     Amended and Restated By-Laws of Registrant, dated May
                       15, 2002 was filed electronically to Post-Effective
                       Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

3                      Voting Trust Agreements -None

4 Form of Agreement and Plan of Reorganization between the Registrant on behalf of AIM Opportunities III Fund, INVESCO Counselor Series Funds, Inc. on behalf of INVESCO Advantage Fund, A I M Advisors, Inc. and INVESCO Funds Group, Inc. is attached as Appendix I to the Combined Proxy Statement and Prospectus contained in this Registration Statement.

5 Articles II, VI, VII, VIII and IX of the Amended and Restated Agreement and Declaration of Trust and Articles IV, V and VI of the Amended and Restated Bylaws, attached as Exhibit 1 and 2, respectively, to this Registration Statement, define the rights of holders of shares.

6   (a)          -     (1) Master Investment Advisory Agreement, dated November
                       4, 1999, between Registrant and A I M Advisors, Inc. was filed electronically to Post-Effective Amendment No. 6 on November 17, 2000 and is hereby incorporated by reference.

                 - (2) First Amendment, dated July 1, 2002, to Master Investment Advisory Agreement between Registrant and
                       A I M Advisors, Inc. was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

7   (a)          -     (1) First Amended and Restated Master Distribution
                       Agreement, dated July 1, 2000, between AIM Special
                       Opportunities Funds (Class A Shares and Class C Shares) and A I M Distributors, Inc. was filed electronically to Post-Effective Amendment No. 6 on November 17, 2000 and is hereby incorporated by reference.

                 - (2) First Amendment, dated July 1, 2002, to the First Amended and Restated Master Distribution Agreement between AIM Special Opportunities Funds (Class A Shares and Class C Shares) and A I M Distributors, Inc. was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

    (b)          -     Form of Selected Dealer Agreement between A I M
                       Distributors, Inc. and selected dealers was filed electronically to Post-Effective Amendment No. 7 on
                       February 26, 2001 and is hereby incorporated by reference.

    (c)          -     Form of Bank Selling Group Agreement between A I M
                       Distributors, Inc. was filed electronically to Post-Effective Amendment No. 1 on October 7, 1998 and is hereby incorporated by reference.

    (d)          -     (1) First Amended and Restated Master Distribution
                       Agreement (Class B Shares), dated December 31, 2000, between Registrant and A I M Distributors, Inc. was filed electronically to Post-Effective Amendment No. 7 on February 26, 2001 and is hereby incorporated by reference.

                 - (2) First Amendment, dated July 1, 2002, to the First Amended and Restated Master Distribution Agreement (Class B Shares) between Registrant and A I M Distributors,

                       Inc. was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

8   (a)          -     Form of AIM Funds Director Deferred Compensation
                       Agreement for Registrant's Non-Affiliated Directors, as amended March 7, 2000 and September 28, 2001 was filed electronically to Post-Effective Amendment No. 9 on
                       February 26, 2003 and is hereby incorporated by reference.

    (b)          -     Form of AIM Funds Retirement Plan for Eligible Directors
                       as restated October 1, 2001 was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

9   (a)          -     (1) Master Custodian Contract, dated May 1, 2000,
                       between Registrant and State Street Bank and Trust
                       Company was filed electronically to Post-Effective
                       Amendment No. 6 on November 17, 2000 and is hereby incorporated by reference.

                 - (2) Amendment, dated May 1, 2000, to Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 2000 was filed electronically to Post-Effective Amendment No. 6 on November 17, 2000 and is hereby incorporated by reference.

                 - (3) Amendment, dated June 29, 2001, to Master Custodian Contract between Registrant and State Street Bank and Trust Company, dated May 1, 2000 was filed electronically to Post-Effective Amendment No. 8 on February 26, 2001 and is hereby incorporated by reference.

                 - (4) Amendment, dated April 2, 2002, to Master Custodian Contract between Registrant and State Street Bank and Trust Company, dated May 1, 2000 was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

    (b)          -     Subcustodian Agreement, dated January 20, 1993, with
                       State Street Bank and Trust Company and BONY was filed electronically to Post-Effective Amendment No. 8 on
                       February 26, 2001 and is hereby incorporated by reference.

    (c)          -     (1) Subcustodian Agreement, dated September 9, 1994,
                       with Chase Bank of Texas, N.A. (formerly, Texas Commerce
                       Bank, National Association) was filed electronically to the Registration Statement on March 13, 1998 and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated October 2, 1998, to the Subcustodian Agreement, dated September 9, 1994, among Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank, National Association), State Street Bank and Trust Company, A I M Fund Services, Inc. was filed electronically to Post-Effective Amendment No. 1 on October 7, 1998 and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement, dated September 9, 1994, as amended October 2, 1998 among JPMorgan Chase Bank (formerly known as Chase Bank of Texas, N.A.), State Street Bank and Trust Company and A I M Fund Services, Inc. was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

    (d)          -     Foreign Assets Delegation Agreement, dated June 29, 2001
                       was filed electronically to Post-Effective Amendment No.
                       8 on February 26, 2001 and is hereby incorporated by reference.

10  (a)          -     (1) First Amended and Restated Master Distribution Plan,
                       dated July 1, 2000, of Registrant (Class A Shares and
                       Class C Shares) was filed electronically to Post-Effective Amendment No. 6 on November 17, 2000 and is hereby incorporated by reference.

                 - (2) First Amendment, dated July 1, 2002, to First Amended and Restated Master Distribution Plan of Registrant (Class A Shares and Class C Shares) was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

    (b)          -     Form of Shareholder Service Agreement to be used in
                       connection with Registrant's Master Distribution Plan was filed electronically to Post-Effective Amendment No.
                       7 on February 26, 2001 and is hereby incorporated by reference.

    (c)          -     Form of Bank Shareholder Service Agreement to be used in
                       connection with Registrant's Master Distribution Plan was filed electronically to Post-Effective Amendment No.
                       7 on February 26, 2001 and is hereby incorporated by reference.

    (d)          -     Form of Variable Group Annuity Contractholder Service
                       Agreement to be used in connection with Registrant's
                       Master Distribution Plan was filed electronically to Post-Effective Amendment No. 7 on February 26, 2001 and is hereby incorporated by reference.

    (e)          -     Form of Agency Pricing Agreement (for Class A Shares) to
                       be used in connection with Registrant's Master
                       Distribution Plan was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

    (f)          -     Forms of Service Agreement for Bank Trust Departments
                       and for Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan was filed electronically to Post-Effective Amendment No.
                       7 on February 26, 2001 and is hereby incorporated by reference.

    (g)          -     Form of Shareholder Service Agreement for Shares of the
                       AIM Mutual Funds (A I M Distributors, Inc. as Principal) to be used in connection with Registrant's Master
                       Distribution Plan was filed electronically to Post-Effective Amendment No. 7 on February 26, 2001 and is hereby incorporated by reference.

    (h)          -     (1) First Amended and Restated Master Distribution Plan
                       for Registrant's Class B Shares, dated December 31, 2000 was filed electronically to Post-Effective Amendment No.
                       7 on February 26, 2001 and is hereby incorporated by reference.

                 - (2) First Amendment, dated July 1, 2002, to the First Amended and Restated Master Distribution Plan for Registrant's Class B Shares was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

    (i)          -     (1) First Amended and Restated Multiple Class Plan of
                       The AIM Family of Funds(R) effective December 12, 2001, as amended and restated March 4, 2002 was filed electronically to Post-Effective Amendment No. 9 on
                       February 26, 2003 and is hereby incorporated by reference.

                 - (2) Second Amended and Restated Multiple Class Plan of The AIM Family of Funds(R), effective December 12, 2001, as amended and restated March 4, 2002, and further amended and restated October 31, 2002 was filed electronically to Post-

                       Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

11               -     Opinion of Counsel and Consent of Ballard Spahr Andrews
                       & Ingersoll, LLP, as to the legality of the securities being registered is filed herewith electronically.

12               -     Opinion of Ballard Spahr Andrews & Ingersoll, LLP,
                       supporting the tax matters and consequences to shareholders will be filed as part of a Post-effective
                       Amendment to this Registration Statement.

13  (a)          -     (1) Transfer Agency and Service Agreement, dated June
                       24, 1998, between Registrant and A I M Fund Services,
                       Inc. was filed electronically to Post-Effective
                       Amendment No. 1 on October 7, 1998 and is hereby incorporated by reference.

                 - (2) Amendment No.1, dated January 1, 1999, to the Transfer Agency and Service Agreement between Registrant and A I M Fund Services, Inc. was filed electronically to Post-Effective Amendment No. 4 on September 27, 1999 and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated June 24, 1998, between Registrant and A I M Fund Services, Inc. was filed electronically to Post-Effective Amendment No. 6 on November 17, 2000 and is hereby incorporated by reference.

                 - (4) Amendment No. 3, dated March 4, 2002, to the Transfer Agency and Service Agreement, dated June 24, 1998, between Registrant and A I M Fund Services, Inc. was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

    (b)          -     (1) Master Administrative Services Agreement, dated
                       November 4, 1999, between Registrant and A I M Advisors,
                       Inc. was filed electronically to Post-Effective
                       Amendment No. 6 on November 17, 2000 and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated May 9, 2001, to the Master Administrative Services Agreement, dated November 4, 1999, between Registrant and A I M Advisors, Inc. was filed electronically to Post-Effective Amendment No. 8 on February 26, 2001 and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated July 1, 2002, to the Master Administrative Services Agreement, dated November 4, 1999, between Registrant and A I M Advisors, Inc. was filed electronically to Post-Effective Amendment No. 9 on February 26, 2003 and is hereby incorporated by reference.

    (c)          -     Shareholder Sub-Accounting Services Agreement, dated as
                       of October 1, 1993, between the Registrant and First
                       Data Investor Services Group, Inc., Financial Data
                       Services, Inc. and Merrill Lynch Pierce Fenner & Smith
                       Incorporated was filed electronically to the Registration Statement on March 13, 1998 and is hereby incorporated by reference.

    (d)          -     Preferred Registration Technology Escrow Agreement,
                       dated September 10, 1997 was filed electronically to the Registration Statement on March 13, 1998 and is hereby incorporated by reference.

    (e)          -     Interfund Loan Agreement, dated September 18, 2001,
                       between Registrant and A I M Advisors, Inc. was filed electronically to Post-Effective Amendment No. 8 on

                       February 26, 2001 and is hereby incorporated by reference.

14  (a)          -     Consent of Ernst & Young, LLP is filed herewith
                       electronically.

    (b) Consent of PricewaterhouseCoopers LLP is filed herewith electronically.

15               -     Omitted Financial Statements - None.

16               -     Manually signed copies of any power of attorney pursuant
                       to which the name of any person has been signed to the registration statement - None.

17               -     Form of Proxy related to the Special Meeting of
                       Shareholders of INVESCO Advantage Fund is filed herewith electronically.

Item 17.               Undertakings.

                  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                 (3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 13th day of August, 2003.


                                Registrant:  AIM SPECIAL OPPORTUNITIES FUNDS


                                        By:  /s/ ROBERT H. GRAHAM
                                             ---------------------------
                                             Robert H. Graham, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                              TITLE                          DATE
       -----------------------          -----------------------------         ---------------
        /s/  ROBERT H. GRAHAM           Chairman, Trustee & President         August 13, 2003
       -----------------------          (Principal Executive Officer)
         (Robert H. Graham)


         /s/ FRANK S. BAYLEY                       Trustee                    August 13, 2003
       -----------------------
          (Frank S. Bayley)


        /s/ BRUCE L. CROCKETT                      Trustee                    August 13, 2003
       -----------------------
         (Bruce L. Crockett)


        /s/ ALBERT R. DOWDEN                       Trustee                    August 13, 2003
       -----------------------
         (Albert R. Dowden)


       /s/ EDWARD K. DUNN, JR.                     Trustee                    August 13, 2003
       -----------------------
        (Edward K. Dunn, Jr.)


         /s/ JACK M. FIELDS                        Trustee                    August 13, 2003
       -----------------------
          (Jack M. Fields)


        /s/ CARL FRISCHLING                        Trustee                    August 13, 2003
      -----------------------
         (Carl Frischling)


       /s/ PREMA MATHAI-DAVIS                      Trustee                    August 13, 2003
       -----------------------
        (Prema Mathai-Davis)


        /s/ LEWIS F. PENNOCK                       Trustee                    August 13, 2003
       -----------------------
         (Lewis F. Pennock)


         /s/ RUTH H. QUIGLEY                       Trustee                    August 13, 2003
       -----------------------
          (Ruth H. Quigley)


         /s/ LOUIS S. SKLAR                        Trustee                    August 13, 2003
       -----------------------
          (Louis S. Sklar)


       /s/ Mark H. Williamson                     Trustee &                   August 13, 2003
       -----------------------             Executive Vice President
        (Mark H. Williamson)


         /s/ DANA R. SUTTON               Vice President & Treasurer          August 13, 2003
       -----------------------             (Principal Financial and
          (Dana R. Sutton)                    Accounting Officer)

                                      INDEX

Exhibit
Number                Description
------                -----------

11                       Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll LLP as to the legality of the securities being registered

14(a)                    Consent of Ernst & Young, LLP

14(b)                    Consent of PricewaterhouseCoopers LLP

17                       Form of Proxy